 As filed with the Securities and Exchange Commission on or about April 30, 2003

                                        Securities Act Registration No. 33-45108
                                Investment Company Act Registration No. 811-6524

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
         Pre-Effective Amendment No.                                         [ ]
         Post-Effective Amendment No. 30                                     [X]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
         Amendment No. 31                                                    [X]

                        (Check appropriate box or boxes)

                     STRONG INTERNATIONAL EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)

                                   Copies to:
                                 W. John McGuire
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Avenue, NW
                              Washington, DC 20004

         It is proposed that this filing will become effective (check appropriate box).

         [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
         [X] on May 1, 2003 pursuant to paragraph (b) of Rule 485
         [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
         [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
         [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                          PROSPECTUS May 1, 2003





                                                                          STRONG
                                                                  ADVISOR EQUITY
                                                                           FUNDS


                                                             CLASSES A, B, AND C


                                                                [PICTURE OF MAN]


             Strong Advisor Common Stock Fund
       Strong Advisor Endeavor Large Cap Fund
                    Strong Advisor Focus Fund
       Strong Advisor International Core Fund
       Strong Advisor Large Company Core Fund
                   Strong Advisor Select Fund
          Strong Advisor Small Cap Value Fund
               Strong Advisor Technology Fund
Strong Advisor U.S. Small/Mid Cap Growth Fund
               Strong Advisor U.S. Value Fund
     Strong Advisor Utilities and Energy Fund


                                                            STRONG [STRONG LOGO]

The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What are the Funds' objectives?                                                                                   1

What are the Funds' principal investment strategies?                                                              1

What are the main risks of investing in the Funds?                                                                7

What are the Funds' fees and expenses?                                                                           23

Who are the Funds' investment advisor and portfolio managers?                                                    29

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW                                                                      38

Percentage Restrictions                                                                                          38

Comparing the Funds                                                                                              39

Financial Highlights                                                                                             40

YOUR ACCOUNT

12b-1 Distribution and Service Fees                                                                              78

Share Price                                                                                                      78

What Share Classes We Offer                                                                                      80

How to Reduce Your Sales Charge                                                                                  83

Managing Your Account                                                                                            84

Investment Minimums                                                                                              87

Additional Information                                                                                           88

Distributions                                                                                                    92

Taxes                                                                                                            93

Reserved Rights                                                                                                  95

For More Information                                                                                            100



In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Advisor Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Advisor Funds.



   PLEASE FIND STRONG'S PRIVACY POLICY INSIDE THE BACK COVER OF THIS BOOKLET.

YOUR INVESTMENT

KEY INFORMATION


WHAT ARE THE FUNDS' OBJECTIVES?



The STRONG ADVISOR COMMON STOCK FUND, STRONG ADVISOR ENDEAVOR LARGE CAP FUND, STRONG ADVISOR FOCUS FUND, STRONG ADVISOR INTERNATIONAL CORE FUND, STRONG ADVISOR SELECT FUND, STRONG ADVISOR SMALL CAP VALUE FUND, STRONG ADVISOR TECHNOLOGY FUND, and STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND seek capital growth.



The STRONG ADVISOR LARGE COMPANY CORE FUND, STRONG ADVISOR U.S. VALUE FUND, and STRONG ADVISOR UTILITIES AND ENERGY FUND seek total return by investing for both income and capital growth.



WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?



The ADVISOR COMMON STOCK FUND invests, under normal conditions, at least 80% of its net assets in common stocks of small- and medium-capitalization companies that the Fund's managers believe are underpriced yet have attractive growth prospects. The Fund's managers base their analysis on a company's "private market value" - the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive standing, and other factors the managers deem to be relevant to each industry. The managers may sell a stock when its price no longer compares favorably with the company's private market value.



The ADVISOR ENDEAVOR LARGE CAP FUND invests, under normal conditions, at least 80% of its net assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund's managers seek to identify companies that have the prospect of improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share), and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Fund may utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.



The ADVISOR FOCUS FUND invests, under normal conditions, focuses on stocks of 30 to 40 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of small-, medium-, or large-capitalization companies. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.



The ADVISOR INTERNATIONAL CORE FUND invests, under normal conditions, in stocks of any size from any country, which may include stocks from emerging markets, that appear to have strong growth potential and that may offer good relative value based on valuation measures such as earnings, cash flow, or asset value. The managers seek to meet the Fund's objective by applying a multi-dimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. The managers may sell a holding when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.



The ADVISOR LARGE COMPANY CORE FUND invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value, consisting primarily of income-producing equity securities. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment. To select investments, the managers emphasize capital appreciation and current yield, and may invest in convertible securities of any quality to generate higher income. In addition, the Fund generally seeks to allocate its assets in approximately the same proportion as each of the sector allocations in the S&P 500 Index. In addition, the Fund may utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or appears to be overvalued relative to the market, or to take advantage of a better investment opportunity, while also maintaining the portfolio's composition at approximately 50 securities.



The ADVISOR SELECT FUND invests, under normal conditions, in the stocks of 30 to 40 small-, medium-, and large-capitalization companies that its managers believe have above-average earnings growth prospects. The Fund's managers select stocks that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, companies showing a growth trend or that are well positioned in a growth industry). The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a holding when the company's growth prospects become less attractive or to take advantage of a better investment opportunity.



The ADVISOR SMALL CAP VALUE FUND invests, under normal conditions, at least 80% of its net assets in stocks of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. The Fund writes put and call options. This means that the Fund sells an option to another party so that it may either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. When the Fund writes put or call options, it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the Fund's manager to predict movements of the price of the hedged stock. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.



The ADVISOR TECHNOLOGY FUND invests, under normal conditions, at least 80% of its net assets in stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following areas: computer software and hardware, semiconductor, media, biotechnology, healthcare, communications, electronics, defense, and aerospace. To select stocks for the Fund, the managers generally look for several characteristics, including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The Fund may utilize an active trading approach. The managers may sell a holding when its fundamental qualities deteriorate.

The ADVISOR U.S. SMALL/MID CAP GROWTH FUND invests, under normal conditions, at least 80% of its net assets in stocks of small- and medium-capitalization U.S. companies that the Fund's manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines "small-capitalization companies" and "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index and Russell Midcap(R) Index, respectively, at the time of investment. To identify these companies, the manager looks for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, experienced management, and competence in research, development, and marketing. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.



The ADVISOR U.S. VALUE FUND invests, under normal conditions, at least 80% of its net assets in stocks of U.S. companies that the Fund's manager believes are undervalued relative to the market based on discounted cash flows, earnings, and asset value. The Fund may invest in stocks of any size. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis, such as management interviews and financial statement analysis, to select those securities with improving returns on capital. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the financial sector or other sectors. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The manager may sell a holding when changes in price or growth potential no longer make it an attractive investment.



The ADVISOR UTILITIES AND ENERGY FUND invests, under normal conditions, at least 80% of its net assets in the stocks of public utility companies and energy companies that pay current dividends and whose earnings are expected to improve. These include companies of any size that provide products and services related to electric power, communications, gas, and water, as well as companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing, or distribution of energy. The Fund considers a company to be in the utilities or energy sector if at least 50% of the company's revenues, expenses, or profits are derived from its utilities or energy activities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The managers may sell a holding if its prospects for growth and income decline or when the managers deem it to be an unattractive investment.



The managers of each Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?



STOCK RISKS: The major risks of each Fund are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested. These risks are magnified in foreign markets.



ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results.



ACTIVE TRADING RISK: The Advisor Endeavor Large Cap Fund, Advisor Focus Fund, Advisor Large Company Core Fund, Advisor Select Fund, and Advisor Technology Fund may utilize an active trading approach, which may increase the Funds' costs and reduce the Funds' performance.

CONCENTRATED PORTFOLIO RISK: The Advisor Utilities and Energy Fund concentrates its assets in the utilities and energy sectors. As a result, the Fund's shares are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.



CONVERTIBLE SECURITIES RISKS: The Advisor Large Company Core Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Until the convertible security is redeemed, converted, or exchanged, the holder of the convertible security is entitled to receive interest normally paid on debt or dividends paid on preferred stock. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interests rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the investment value of the convertible security.



DERIVATIVES RISK: For the Advisor Focus Fund, Advisor Small Cap Value Fund, Advisor U.S. Value Fund, and Advisor Utilities and Energy Fund, derivatives include such things as futures and options. When investing in futures, the Fund is exposed to the risk that the security's future value may be higher or lower at the time of sale or purchase, respectively. When writing put and call options, the Fund is exposed to losses in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such risks. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Derivatives may be illiquid, and the market for derivatives is largely unregulated. The Fund's use of derivatives may not always be a successful hedge, and using them could lower the Fund's return.



ENERGY COMPANIES RISKS: The Advisor Utilities and Energy Fund may invest in securities of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy which are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange-rate fluctuations, and tax and other regulatory policies of various governments.



FOREIGN SECURITIES RISKS: For the Advisor International Core Fund, Advisor Select Fund, and Advisor Small Cap Value Fund, foreign investments may be subject to currency-rate fluctuations, political and economic instability, along with different financial reporting standards and taxes, less liquidity, and less-strict regulation of securities markets than U.S. investments. The Advisor International Core Fund invests in less-established, emerging markets where these risks are greater. Other risks of emerging foreign markets include smaller securities markets and lower trading volumes, which may lead to greater price volatility, national policies restricting investment opportunities, and less-developed legal and accounting structures governing investments. Investments in emerging markets may be subject to higher brokerage costs and foreign custody service fees than investments in the U.S. or more-established foreign markets.



GROWTH-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Advisor Common Stock, Advisor Endeavor Large Cap, Advisor Focus, Advisor International Core, Advisor Large Company Core, Advisor Select, Advisor Technology, and Advisor U.S. Small/Mid Cap Growth Funds invest in growth-style stocks. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.



NONDIVERSIFIED PORTFOLIO RISK: The Advisor Focus Fund and the Advisor Select Fund are nondiversified funds, so compared to diversified funds, they may take larger positions in individual stocks. As a result, the shares of these Funds may tend to fluctuate in value more than those of Funds investing in a broader range of securities.



NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

PUBLIC UTILITY SECTOR RISKS: Investing in securities of issuers in the public utility sector subjects the Advisor Utilities and Energy Fund to the risk that those securities will underperform the market as a whole. To the extent that the Fund's investments are substantially invested in a particular economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting that economic sector. The prices of securities in the public utility sector may fluctuate widely due to: government regulation; the effect of interest rates on capital financing; competitive pressures due to: deregulation in the public utility sector; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.



SECTOR RISK: To the extent each of the Advisor Large Company Core Fund and Advisor U.S. Value Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.



SMALL AND MEDIUM COMPANIES RISKS: For the Advisor Small Cap Value Fund, small-capitalization companies, and for the Advisor Common Stock Fund, Advisor Focus Fund, Advisor International Core Fund, Advisor Select Fund, Advisor Technology Fund, Advisor U.S. Small/Mid Cap Growth Fund, and Advisor Utilities and Energy Fund, small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Funds' portfolios. Generally, the smaller the company size, the greater these risks.



TECHNOLOGY RISK: The Advisor Technology Fund concentrates its investments in the technology industry. The value of technology companies is vulnerable to rapidly changing technology, government regulation, and technological competition. Smaller companies in the technology industry face greater risk of business failure than companies not subject to these conditions. Also, the securities of these companies generally have higher price/earnings (P/E) ratios than the P/E ratios of the general stock market. As a result, these investments are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.



VALUE-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Advisor Small Cap Value Fund and the Advisor U.S. Value Fund primarily invest, and the Advisor International Core Fund, Advisor Large Company Core Fund, and Advisor Utilities and Energy Fund invest, in value-style stocks. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.



The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.


FUND STRUCTURE


Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Class A, B, and C shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. Class A shares are subject to a front-end sales charge, and for the Advisor Large Company Core Fund, a 1% redemption fee based on the market value of the redeemed shares, if redeemed within 1 year. Class B and C shares are subject to a contingent deferred sales charge (CDSC), and Class A shares are subject to a CDSC in limited circumstances. Class A, B, and C shares are subject to distribution fees under a Rule 12b-1 plan. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B, or C shares and may cost more than other types of sales charges.

FUND PERFORMANCE


The following return information illustrates how the performance of the Funds' Class A, B, and C shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that the past performance of the Funds, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.



Performance results of the Class A, B, and C shares of the Advisor Common Stock Fund, the Advisor Small Cap Value Fund, and the Advisor U.S. Value Fund, which were first offered on November 30, 2000, are based on the historical performance of the Funds' former retail class shares, currently Class Z shares, from the inception of the Fund through November 29, 2000, recalculated to reflect the different expenses applicable to those classes. The Class Z shares are not offered by this prospectus. The returns for the Class A, B, and C shares of the Advisor Common Stock Fund, the Advisor U.S. Value Fund, and the Advisor Small Cap Value Fund are substantially similar to those of the Class Z shares of the same respective Fund, because each class is invested in the same portfolio of securities, and the differences generally relate to the differences in the fees and expenses of each class of shares. The Calendar Year Total Returns depicted are for the Funds' Class A shares.



The Advisor Large Company Core Fund was organized to acquire all of the assets and assume all of the liabilities of the Rockhaven Fund. This acquisition, which involved the issuance of Class A shares of the Fund to the shareholders of the Rockhaven Fund in exchange for the Rockhaven Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Fund. As a result, the Fund's return information prior to acquisition was derived from the performance of the Rockhaven Fund.



The bar chart and performance table for the Advisor U.S. Small/Mid Cap Growth Fund and the Advisor Utilities and Energy Fund are not presented here because the Funds did not begin operations until March 28, 2002 and July 31, 2002, respectively.



CALENDAR YEAR TOTAL RETURNS



                                                   Advisor
         Advisor                     Advisor        Large                                              Advisor      Advisor
         Common        Advisor      Small Cap      Company      Advisor     Advisor       Advisor     Endeavor   International
Year      Stock      U.S. Value       Value        Core (1)      Focus     Technology     Select      Large Cap      Core
------------------------------------------------------------------------------------------------------------------------------

1993         24.7%           --            --            --           --           --           --           --           --
1994         -0.8%           --            --            --           --           --           --           --           --
1995         31.9%           --            --            --           --           --           --           --           --
1996         20.0%         27.6%           --            --           --           --           --           --           --
1997         23.6%         30.8%           --            --           --           --           --           --           --
1998          6.2%         22.2%          5.8%         11.9%          --           --           --           --           --
1999         39.8%         14.6%         27.7%         24.8%          --           --           --           --           --
2000         -1.6%         -2.1%         26.0%         -1.5%          --           --           --           --           --
2001         -2.0%        -12.2%         17.7%        -10.7%       -35.5%       -22.0%       -20.1%          --           --
2002        -19.5%        -16.3%         -6.2%        -14.4%       -27.6%       -41.3%       -23.5%       -28.7%       -15.1%



BEST AND WORST QUARTERLY PERFORMANCE


(During the periods shown above)


            Fund                         Best quarter return              Worst quarter return
----------------------------------------------------------------------------------------------
Advisor Common Stock                     25.2% (4th Q 1999)                -20.1% (3rd Q 2001)
Advisor Endeavor Large Cap                8.5% (4th Q 2001)                -14.4% (3rd Q 2002)
Advisor Focus                            11.8% (4th Q 2001)                -25.6% (1st Q 2001)
Advisor International Core                4.1% (4th Q 2001)                -15.8% (3rd Q 2002)
Advisor Large Company Core               20.0% (4th Q 1999)                -13.2% (2nd Q 2002)
Advisor Select                           13.5% (4th Q 2001)                -21.5% (3rd Q 2001)
Advisor Small Cap Value                  25.7% (2nd Q 1999)                -24.6% (3rd Q 1998)
Advisor Technology                       45.2% (4th Q 2001)                -42.5% (3rd Q 2001)
Advisor U.S. Value                       19.9% (4th Q 1998)                -17.9% (3rd Q 2002)

(1) The returns presented in this chart do not reflect the Rockhaven Fund's maximum initial sales charge of 5.75% that was in effect from September 17, 1999, through September 15, 2002. If it did, returns would be lower than those shown.



The bar chart does not reflect any sales charges, which were first charged on November 30, 2000, for the Advisor Common Stock Fund, the Advisor Focus Fund, the Advisor Small Cap Value Fund, and the Advisor U.S. Value Fund and since inception for the Advisor Endeavor Large Cap Fund, the Advisor International Core Fund, the Advisor Large Company Core Fund, the Advisor Select Fund, and the Advisor Technology Fund. If it did, returns would be lower than those shown.



AVERAGE ANNUAL TOTAL RETURNS



As of 12-31-02



                                                                                                        Since Fund
                   Fund/Index                            1-year          5-year         10-year        Inception(1)
--------------------------------------------------------------------------------------------------------------------

ADVISOR COMMON STOCK
Class A
   Return Before Taxes                                     -24.10%            1.69%          10.16%           13.15%
   Return After Taxes on Distributions                     -24.10%            0.53%           7.51%           10.44%
   Return After Taxes on Distributions and
   Sale of Fund Shares                                     -14.80%(2)         1.15%           7.38%           10.07%
Class B*                                                   -25.13%            1.98%          10.41%           13.35%
Class C*                                                   -21.08%            2.36%          10.27%           13.12%
Russell Midcap(R) Index (reflects no
deductions for fees, expenses, or taxes)(3)                -16.19%            2.19%           9.92%           10.71%
Russell 2000(R) Index (reflects no deductions
for fees, expenses, or taxes)(4)                           -20.48%           -1.36%           7.15%            8.18%
Lipper Mid-Cap Core Funds Index (reflects no
deductions for fees, expenses, or taxes)(5)                -17.37%            2.90%           9.28%           10.50%

ADVISOR ENDEAVOR LARGE CAP
Class A
   Return Before Taxes                                     -32.83%              --              --           -22.25%
   Return After Taxes on Distributions                     -32.83%              --              --           -22.82%
   Return After Taxes on Distributions and
   Sale of Fund Shares (2)                                 -20.16%              --              --           -17.87%
Class B*                                                   -33.95%              --              --           -22.21%
Class C*                                                   -29.95%              --              --           -18.84%
S&P 500 Index (reflects no deductions for
fees, expenses, or taxes) (6)                              -22.09%              --              --           -11.18%
Lipper Large-Cap Growth Funds Index (reflects
no deductions for fees, expenses, or taxes) (5)            -28.11%              --              --           -14.59%

ADVISOR FOCUS
Class A
   Return Before Taxes                                     -31.77%              --              --           -31.71%
   Return After Taxes on Distributions                     -31.77%              --              --           -31.71%
   Return After Taxes on Distributions and
   Sale of Fund Shares (2)                                 -19.50%              --              --           -24.20%
Class B*                                                   -32.79%              --              --           -33.07%
Class C*                                                   -28.79%              --              --           -30.17%
S&P 500 Index (reflects no deductions for
fees, expenses, or taxes) (6)                              -22.09%              --              --           -16.32%
Lipper Multi-Cap Growth Funds Index (reflects
no deductions for fees, expenses, or taxes) (5)            -29.82%              --              --           -25.50%

ADVISOR INTERNATIONAL CORE
Class A
   Return Before Taxes                                     -20.00%              --              --           -13.51%
   Return After Taxes on Distributions                     -20.00%              --              --           -13.51%
   Return After Taxes on Distributions and
   Sale of Fund Shares (2)                                 -12.28%              --              --           -10.77%
Class B*                                                   -20.19%              --              --           -12.78%
Class C*                                                   -16.19%              --              --            -9.50%
MSCI EAFE Index (reflects no deductions for
fees, expenses, or taxes) (7)                              -15.94%              --              --            -8.15%
Lipper International Funds Index (reflects no
deductions for fees, expenses, or taxes) (5)               -13.83%              --              --            -5.28%

ADVISOR LARGE COMPANY CORE(8)
Class A
   Return Before Taxes                                     -20.15%           -0.19%             --             0.39%
   Return After Taxes on Distributions                     -20.31%           -1.35%             --            -0.75%
   Return After Taxes on Distributions and
   Sale of Fund Shares                                     -12.36%(2)        -0.40%             --             0.07%
Class B*                                                   -20.03%           -0.35%             --             0.41%
Class C*                                                   -16.01%            0.06%             --             0.60%
S&P 500 Index (reflects no deductions for
fees, expenses, or taxes) (6)                              -22.09%           -0.58%             --             0.13%
Lipper Large-Cap Core Funds Index (reflects no
deductions for fees, expenses, or taxes) (5)               -21.23%           -0.74%             --             0.21%

ADVISOR SELECT
Class A
   Return Before Taxes                                     -27.94%              --              --           -24.05%
   Return After Taxes on Distributions                     -27.99%              --              --           -24.08%
   Return After Taxes on Distributions and
   Sale of Fund Shares (2)                                 -17.15%              --              --           -18.68%
Class B*                                                   -29.04%              --              --           -24.90%
Class C*                                                   -24.95%              --              --           -22.29%
S&P 500 Index (reflects no deductions for
fees, expenses, or taxes)(6)                               -22.09%              --              --           -17.14%
Lipper Multi-Cap Growth Funds Index (reflects
no deductions for fees, expenses, or taxes)(5)             -29.82%              --              --           -27.53%


ADVISOR SMALL CAP VALUE
Class A
   Return Before Taxes                                     -11.59%           12.11%             --            12.11%
   Return After Taxes on Distributions                     -11.59%           12.10%             --            12.10%
   Return After Taxes on Distributions and
   Sale of Fund Shares                                      -7.12%(2)        10.09%             --            10.09%
Class B*                                                   -11.93%           12.62%             --            12.62%
Class C*                                                    -7.93%           12.89%             --            12.89%
Russell 2000(R) Index (reflects no deductions
for fees, expenses, or taxes)(4)                           -20.48%           -1.36%             --            -1.36%
Lipper Small-Cap Value Funds Index (reflects
no deductions for fees, expenses, or taxes)(5)             -11.20%            2.81%             --             2.81%

ADVISOR TECHNOLOGY
Class A
   Return Before Taxes                                     -44.65%              --              --           -35.54%
   Return After Taxes on Distributions                     -44.65%              --              --           -35.56%
   Return After Taxes on Distributions and
   Sale of Fund Shares(2)                                  -27.41%              --              --           -26.91%
Class B*                                                   -46.51%              --              --           -37.31%
Class C*                                                   -42.49%              --              --           -34.28%
S&P 500 Index (reflects no deductions for
fees, expenses, or taxes)(6)                               -22.09%              --              --           -16.32%
Lipper Science and Technology Funds Index
(reflects no deductions for fees, expenses, or
taxes)(5)                                                  -41.38%              --              --           -37.26%

ADVISOR U.S. VALUE
Class A
   Return Before Taxes                                     -21.16%           -1.02%             --             6.81%
   Return After Taxes on Distributions                     -22.69%           -1.66%             --             5.93%
   Return After Taxes on Distributions and
   Sale of Fund Shares                                     -11.51%(2)        -0.76%(2)          --             5.43%
Class B*                                                   -22.01%           -0.88%             --             7.05%
Class C*                                                   -18.05%           -0.47%             --             7.05%
S&P 500 Index (reflects no deductions for
fees, expenses, or taxes)(6)                               -22.09%           -0.58%             --             6.87%
Lipper Large-Cap Value Funds Index (reflects
no deductions for fees, expenses, or taxes)(5)             -19.68%           -0.39%             --             6.22%



*Only before-tax returns are shown for the Class B and Class C shares of each Fund. After-tax returns for those classes may vary from those shown for the Class A shares of each Fund.



(1) The Advisor Common Stock Fund commenced operations on December 29, 1989, and first offered Class A, B, and C shares on November 30, 2000. The Advisor Endeavor Large Cap Fund commenced operations on September 28, 2001. The Advisor Focus Fund commenced operations on November 30, 2000. The Advisor International Core Fund commenced operations on September 28, 2001. The Advisor Large Company Core Fund commenced operations on November 3, 1997, and first offered Class B and C shares on September 30, 2002. The Advisor Select Fund commenced operations on December 29, 2000. The Advisor Small Cap Value Fund commenced operations on December 31, 1997, and first offered Class A, B, and C shares on November 30, 2000. The Advisor Technology Fund commenced operations on November 30, 2000. The Advisor U.S. Value Fund commenced operations on December 29, 1995, and first offered Class A, B, and C shares on November 30, 2000.



(2) Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.



(3) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index. The Advisor Common Stock Fund changed its broad-based market index from the Russell 2000(R) Index to the Russell Midcap(R) Index because we believe the Russell Midcap(R) Index more accurately reflects the Fund's investment program.

(4) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.



(5) The Lipper Mid-Cap Core Funds Index, the Lipper Large-Cap Growth Funds Index, the Lipper Multi-Cap Growth Funds Index, the Lipper International Funds Index, the Lipper Large-Cap Core Funds Index, the Lipper Small-Cap Value Funds Index, the Lipper Science & Technology Funds Index, and the Lipper Large-Cap Value Funds Index are averages of the 30 largest funds in their respective Lipper category.



(6) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.



(7) Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.



(8) The performance table reflects returns for the Rockhaven Fund, which is the predecessor of the Fund's Class A shares. The returns reflect the Rockhaven Fund's maximum initial sales charge of 5.75%, which was in effect from September 17, 1999, through September 15, 2002. No sales charge is imposed on reinvested dividends and distributions.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000, for the Advisor Common Stock Fund, Advisor Focus Fund, Advisor Small Cap Value Fund, and Advisor U.S. Value Fund, and since inception for the Advisor Endeavor Large Cap Fund, Advisor International Core Fund, Advisor Large Company Core Fund, Advisor Select Fund, and Advisor Technology Fund. No sales charge is imposed on reinvested dividends and distributions.



From time to time, the Advisor Common Stock and Advisor Small Cap Value Funds' performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Funds' asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.



WHAT ARE THE FUNDS' FEES AND EXPENSES?



This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.



SHAREHOLDER FEES



(fees paid directly from your investment)


Fees are stated as a percentage of the offering price unless otherwise noted.


                                 Maximum Sales Charge      Maximum Contingent Deferred Sales        Redemption Fee (as a
                                   (Load) Imposed on           Charge (Load) (CDSC) (as a         percentage of redemption
Share Class                            Purchases           percentage of the purchase price)            proceeds)(3)
--------------------------------------------------------------------------------------------------------------------------
Class A                                  5.75%                        1.00%(1)                              1.00%
Class B                                  None                         5.00%                                 None
Class C                                  None                         1.00%(2)                              None



(1) Some Class A purchases without an initial sales charge may be subject to a 1% CDSC if redeemed within 1 year of purchase (this fee is not applicable to the Advisor Large Company Core Fund).



(2) Class C purchases will be subject to a 1% CDSC if redeemed within 1 year of purchase.



(3) The redemption fee relates to the Advisor Large Company Core Fund only and will be imposed on redemptions made within 1 year of purchase.



You may not pay the maximum sales charge because waivers and reduced sales charges are available in some cases. Waivers of the CDSC are available in some cases. See the Statement of Additional Information for details.

ANNUAL FUND OPERATING EXPENSES



(expenses that are deducted from Fund assets)



The costs of operating the Funds are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.






For each Fund, except the Advisor Utilities and Energy Fund, the following Annual Fund Operating Expenses table and Example table are based on actual expenses incurred during each Fund's fiscal period ended December 31, 2002. For the Advisor Utilities and Energy Fund, the Annual Fund Operating Expenses table and Example table are based on annualized estimated expenses to be incurred during the Fund's fiscal period ending December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.



ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)



                                                                                                                   Net Annual
                                                                                                                   Operating
                                                                                                                    Expenses
                                                                                                                     (after
                                                 12b-1                                        Contractual         contractual
                                             Distribution                    Total Annual     Fee Waivers           waivers
                                 Management   and Service      Other          Operating         and/or               and/or
       Fund/Share Class           Fees(1)         Fees        Expenses         Expenses       Absorptions         absorptions)
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR COMMON STOCK
Class A                                0.75%         0.25%         0.55%            1.55%(2)           --                1.55%(2)
Class B                                0.75%         1.00%         0.61%            2.36%(2)           --                2.36%(2)(3)
Class C                                0.75%         1.00%         0.62%            2.37%(2)           --                2.37%(2)

ADVISOR ENDEAVOR LARGE CAP
Class A                                0.75%         0.25%         1.03%            2.03%(2)           --                2.03%(2)
Class B                                0.75%         1.00%         2.94%            4.69%(2)         2.19%               2.50%(2)(3)
Class C                                0.75%         1.00%         2.43%            4.18%(2)         1.68%               2.50%(2)(3)

ADVISOR FOCUS
Class A                                0.75%         0.25%         1.93%            2.93%(2)         1.43%               1.50%(2)(4)
Class B                                0.75%         1.00%         2.37%            4.12%(2)         1.87%               2.25%(2)(5)
Class C                                0.75%         1.00%         2.19%            3.94%(2)         1.69%               2.25%(2)(5)

ADVISOR INTERNATIONAL CORE
Class A                                0.75%         0.25%        51.39%           52.39%(2)        49.89%               2.50%(2)(3)
Class B                                0.75%         1.00%        50.29%           52.04%(2)        49.54%               2.50%(2)(3)
Class C                                0.75%         1.00%        50.79%           52.54%(2)        50.04%               2.50%(2)(3)

ADVISOR LARGE COMPANY CORE(6)
Class A                                0.75%         0.25%         2.05%            3.05%(2)         1.55%               1.50%(2)(7)
Class B                                0.75%         1.00%         2.48%            4.23%(2)         1.73%               2.50%(2)(3)
Class C                                0.75%         1.00%         2.45%            4.20%(2)         1.70%               2.50%(2)(3)

ADVISOR SELECT
Class A                                0.75%         0.25%         0.60%            1.60%(2)           --                1.60%(2)(3)
Class B                                0.75%         1.00%         0.64%            2.39%(2)           --                2.39%(2)(3)
Class C                                0.75%         1.00%         0.57%            2.32%(2)           --                2.32%(2)(3)

ADVISOR SMALL CAP VALUE
Class A                                0.75%         0.25%         0.58%            1.58%(2)           --                1.58%(2)
Class B                                0.75%         1.00%         0.66%            2.41%(2)           --                2.41%(2)
Class C                                0.75%         1.00%         0.63%            2.38%(2)           --                2.38%(2)

ADVISOR TECHNOLOGY
Class A                                0.75%         0.25%         2.28%            3.28%(2)         0.78%               2.50%(2)(3)
Class B                                0.75%         1.00%         2.79%            4.54%(2)         2.04%               2.50%(2)(3)
Class C                                0.75%         1.00%         2.49%            4.24%(2)         1.74%               2.50%(2)(3)

ADVISOR U.S. SMALL/MID
CAP GROWTH(6)
Class A
Class B                                0.75%         0.25%        13.13%           14.13%(2)        11.63%               2.50%(2)(3)
Class C                                0.75%         1.00%        13.12%           14.87%(2)        12.37%               2.50%(2)(3)
                                       0.75%         1.00%        13.54%           15.29%(2)        12.79%               2.50%(2)(3)

ADVISOR U.S. VALUE
Class A
Class B                                0.55%         0.25%         0.50%            1.30%(2)           --                1.30%(2)
Class C                                0.55%         1.00%         0.60%            2.15%(2)           --                2.15%(2)(3)
                                       0.55%         1.00%         0.61%            2.16%(2)           --                2.16%(2)

ADVISOR UTILITIES AND ENERGY
Class A                                0.75%         0.25%         0.75%            1.75%              --                1.75%(8)
Class B                                0.75%         1.00%         0.75%            2.50%              --                2.50%(8)
Class C                                0.75%         1.00%         0.75%            2.50%              --                2.50%(8)



(1) Each Fund, except the Advisor U.S. Value Fund, has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.



(2) The Advisor Common Stock Fund, Advisor Endeavor Large Cap Fund, Advisor Focus Fund, Advisor International Core Fund, Advisor Large Company Core Fund, Advisor Select Fund, Advisor Small Cap Value Fund, Advisor Technology Fund, and Advisor U.S. Value Fund participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for these Funds or the Advisor U.S. Small/Mid Cap Growth Fund. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2002 were as follows:



             Fund                                Class A       Class B       Class C
--------------------------------------------------------------------------------------
Advisor Common Stock                                 1.55%         2.36%         2.36%
Advisor Endeavor Large Cap                           1.98%         2.24%         2.33%
Advisor Focus                                        2.14%         2.40%         2.42%
Advisor International Core                           2.21%         2.38%         2.41%
Advisor Large Company Core                           1.51%         2.51%         2.51%
Advisor Select                                       1.59%         2.36%         2.28%
Advisor Small Cap Value                              1.57%         2.40%         2.37%
Advisor Technology                                   2.29%         2.41%         2.48%
Advisor U.S. Small/Mid Cap Growth                    2.49%         2.48%         2.50%
Advisor U.S. Value                                   1.28%         2.13%         2.15%



Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.



(3) We have contractually agreed to waive our management fees and/or absorb expenses until May 1, 2004 to keep Total Annual Operating Expenses at no more than 2.50% for the Advisor Common Stock Fund-Class B, Advisor Endeavor Large Cap Fund-Classes B and C, Advisor International Core Fund-Classes A, B, and C, Advisor Large Company Core Fund-Classes B and C, Advisor Select Fund-Classes A, B, and C, Advisor Technology Fund-Classes A, B, and C, Advisor U.S. Small/Mid Cap Growth Fund- Classes A, B, and C, and Advisor U.S. Value Fund-Classes A, B, and C.



(4) We have contractually agreed to waive our management fees and/or absorb expenses until May 1, 2004, to keep Total Annual Operating Expenses at no more than 1.50% for the Advisor Focus Fund-Class A.



(5) We have contractually agreed to waive our management fees and/or absorb expenses until May 1, 2004, to keep Total Annual Operating Expenses at no more than 2.25% for each of the Advisor Focus Fund-Classes B and C.



(6) Expenses for the Advisor Large Company Core Fund and Advisor U.S. Small/Mid Cap Growth Fund are annualized.



(7) We have contractually agreed to waive our management fees and/or absorb expenses for the Advisor Large Company Core Fund-Class A for an indefinite period of time to keep Total Annual Operating Expenses at no more than 1.50%. This contract may only be terminated by the Board of Directors of the Fund, but not before May 1, 2004. With respect to the Advisor Large Company Core Fund, contractual waivers and/or absorptions may be recouped by us at any time during the first three fiscal years succeeding the fiscal year during which the waiver or absorption took place (but only if such repayment can be achieved within the Fund's then current expense limitations, if any); however, we have no intention of requesting such repayment.



(8) Based on annualized, estimated amounts for the current fiscal period.



EXAMPLE: This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

             Fund/Share Class                     1 year      3 years      5 years      10 years
------------------------------------------------------------------------------------------------
ADVISOR COMMON STOCK
Class A                                          $    724     $  1,036     $  1,371     $  2,314
Class B (if you redeem your shares)              $    739     $  1,136     $  1,460     $  2,696
Class B (if you do not redeem your shares)       $    239     $    736     $  1,260     $  2,696
Class C (if you redeem your shares)              $    340     $    739     $  1,265     $  2,706
Class C (if you do not redeem your shares)       $    240     $    739     $  1,265     $  2,706

ADVISOR ENDEAVOR LARGE CAP
Class A                                          $    769     $  1,175     $  1,605     $  2,798
Class B (if you redeem your shares)              $    753     $  1,618     $  2,388     $  4,640
Class B (if you do not redeem your shares)       $    253     $  1,218     $  2,188     $  4,640
Class C (if you redeem your shares)              $    353     $  1,117     $  1,995     $  4,254
Class C (if you do not redeem your shares)       $    253     $  1,117     $  1,995     $  4,254

ADVISOR FOCUS
Class A                                          $    719     $  1,302     $  1,910     $  3,544
Class B (if you redeem your shares)              $    728     $  1,482     $  2,151     $  4,192
Class B (if you do not redeem your shares)       $    228     $  1,082     $  1,951     $  4,192
Class C (if you redeem your shares)              $    328     $  1,046     $  1,882     $  4,050
Class C (if you do not redeem your shares)       $    228     $  1,046     $  1,882     $  4,050

ADVISOR INTERNATIONAL CORE
Class A                                          $    814     $  6,707     $  8,339     $  8,938
Class B (if you redeem your shares)              $    753     $  6,893     $  8,443     $  8,897
Class B (if you do not redeem your shares)       $    253     $  6,493     $  8,243     $  8,897
Class C (if you redeem your shares)              $    353     $  6,512     $  8,234     $  8,863
Class C (if you do not redeem your shares)       $    253     $  6,512     $  8,234     $  8,863

ADVISOR LARGE COMPANY CORE
Class A (if you redeem your shares)              $    819     $  1,326     $  1,956     $  3,643
Class A (if you do not redeem your shares)       $    719     $  1,326     $  1,956     $  3,643
Class B (if you redeem your shares)              $    753     $  1,527     $  2,214     $  4,293
Class B (if you do not redeem your shares)       $    253     $  1,127     $  2,014     $  4,293
Class C (if you redeem your shares)              $    353     $  1,121     $  2,003     $  4,270
Class C (if you do not redeem your shares)       $    253     $  1,121     $  2,003     $  4,270

ADVISOR SELECT
Class A                                          $    728     $  1,051     $  1,396     $  2,366
Class B (if you redeem your shares)              $    742     $  1,145     $  1,475     $  2,726
Class B (if you do not redeem your shares)       $    242     $    745     $  1,275     $  2,726
Class C (if you redeem your shares)              $    335     $    724     $  1,240     $  2,656
Class C (if you do not redeem your shares)       $    235     $    724     $  1,240     $  2,656

ADVISOR SMALL CAP VALUE
Class A                                          $    726     $  1,045     $  1,386     $  2,345
Class B (if you redeem your shares)              $    744     $  1,151     $  1,485     $  2,746
Class B (if you do not redeem your shares)       $    244     $    751     $  1,285     $  2,746
Class C (if you redeem your shares)              $    341     $    742     $  1,270     $  2,716
Class C (if you do not redeem your shares)       $    241     $    742     $  1,270     $  2,716

ADVISOR TECHNOLOGY
Class A                                          $    814     $  1,458     $  2,125     $  3,896
Class B (if you redeem your shares)              $    753     $  1,588     $  2,332     $  4,529

Class B (if you do not redeem your shares)       $    253     $  1,188     $  2,132     $  4,529
Class C (if you redeem your shares)              $    353     $  1,129     $  2,018     $  4,301
Class C (if you do not redeem your shares)       $    253     $  1,129     $  2,018     $  4,301

ADVISOR U.S. SMALL/MID CAP GROWTH
Class A                                          $    814     $  3,300     $  5,353     $  9,054
Class B (if you redeem your shares)              $    753     $  3,408     $  5,446     $  9,172
Class B (if you do not redeem your shares)       $    253     $  3,008     $  5,246     $  9,172
Class C (if you redeem your shares)              $    353     $  3,073     $  5,343     $  9,263
Class C (if you do not redeem your shares)       $    253     $  3,073     $  5,343     $  9,263

ADVISOR U.S. VALUE
Class A                                          $    700     $    963     $  1,247     $  2,053
Class B (if you redeem your shares)              $    718     $  1,073     $  1,354     $  2,483
Class B (if you do not redeem your shares)       $    218     $    673     $  1,154     $  2,483
Class C (if you redeem your shares)              $    319     $    676     $  1,159     $  2,493
Class C (if you do not redeem your shares)       $    219     $    676     $  1,159     $  2,493

ADVISOR UTILITIES AND ENERGY
Class A                                          $    743     $  1,094     $  1,469     $  2,519
Class B (if you redeem your shares)              $    753     $  1,179     $  1,531     $  2,836
Class B (if you do not redeem your shares)       $    253     $    779     $  1,331     $  2,836
Class C (if you redeem your shares)              $    353     $    779     $  1,331     $  2,836
Class C (if you do not redeem your shares)       $    253     $    779     $  1,331     $  2,836



WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?



Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $38 billion as of February 28, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.



Effective September 5, 2002, Strong succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Fund. When the Rockhaven Fund was acquired by the Advisor Large Company Core Fund on September 16, 2002, Strong continued as the investment advisor for the Fund.



As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.



        Fund                                                        For all assets
------------------------------------------------------------------------------------
Advisor U.S. Value                                                             0.55%



                                             For assets under         For the next            For assets
             Fund                               $4 billion         $2 billion assets     $6 billion and above
-------------------------------------------------------------------------------------------------------------
Advisor Common Stock                                     0.75%                0.725%                 0.70%
Advisor Endeavor Large Cap                               0.75%                0.725%                 0.70%
Advisor Focus                                            0.75%                0.725%                 0.70%
Advisor International Core                               0.75%                0.725%                 0.70%
Advisor Large Company Core                               0.75%                0.725%                 0.70%
Advisor Select                                           0.75%                0.725%                 0.70%
Advisor Small Cap Value                                  0.75%                0.725%                 0.70%
Advisor Technology                                       0.75%                0.725%                 0.70%
Advisor U.S. Small/Mid Cap Growth                        0.75%                0.725%                 0.70%
Advisor Utilities and Energy                             0.75%                0.725%                 0.70%



SUBADVISOR FOR THE ADVISOR U.S. SMALL/MID CAP GROWTH FUND. Next Century Growth Investors, LLC ("NCGI") is the subadvisor for the Fund under an agreement with Strong. Under this agreement and under the supervision of the Fund's Board of Directors and Strong, NCGI provides a continuous investment program for the Fund. This means NCGI selects the securities the Fund buys and sells. NCGI began conducting business in December 1998, and had over $866 million under management as of February 28, 2003. It provides investment supervision to institutional investors and high net-worth clients. Its address is 5500 Wayzata Boulevard, Suite 1275, Minneapolis, MN 55416.

SUBADVISOR FOR THE ADVISOR UTILITIES AND ENERGY FUND. W.H. Reaves & Co., Inc. ("Reaves") is the subadvisor for the Fund under an agreement with Strong. Under this agreement and under the supervision of the Fund's Board of Directors and Strong, Reaves provides a continuous investment program for the Fund. This means Reaves selects the securities the Fund buys and sells. However, Strong manages the Fund's cash. Reaves began conducting business in 1961 and had over $900 million under management as of February 28, 2003. Since 1977, its principal business has been providing continuous investment supervision to institutional investors such as corporations, corporate pension funds, employee savings plans, foundations, and endowments. Reaves may also act as a broker for the Advisor Utilities and Energy Fund. Reaves' address is 10 Exchange Place, Jersey City, NJ 07302.



The following individuals are the Funds' Portfolio Managers.



D. PAUL BERG co-manages the Advisor Endeavor Large Cap Fund. Mr. Berg has earned the right to use the Chartered Financial Analyst designation. He joined Strong in October 2000 and has co-managed the Advisor Endeavor Large Cap Fund since its inception in September 2001. From December 1999 to October 2000, Mr. Berg was employed at Conseco Capital Management, Inc. as a Portfolio Manager. From September 1997 to November 1999, he was a research analyst at Friess Associates, Inc., and from June 1993 to July 1997 he was a senior analyst at Morgan Keegan, Inc. Mr. Berg received his bachelor's degree in business administration from Colorado State University in 1991 and his master's of business administration degree from Owen Graduate School of Management, Vanderbilt University in 1993.



JAMES B. BURKART co-manages the Advisor Technology Fund. Mr. Burkart joined Strong in November 2000 and has co-managed the Advisor Technology Fund since its inception in November 2000. From August 1998 to November 2000, Mr. Burkart was an equity Portfolio Manager for Scudder Kemper Investments Inc. From November 1991 to August 1998, Mr. Burkart was a senior technology analyst and Portfolio Manager at the Northern Trust Company. Prior to August 1990, Mr. Burkart was a senior technology analyst at First Chicago and was a vice president and principal at Harris Trust and Interstate Securities. Mr. Burkart received his bachelor's degree in economics from Indiana University in 1969.



ROBERT J. COSTOMIRIS manages the Advisor U.S. Value Fund. He has earned the right to use the Chartered Financial Analyst designation. Mr. Costomiris joined Strong in April 2001 and has managed the Advisor U.S. Value Fund since October 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. From December 1993 to April 1997, Mr. Costomiris was a senior investment consultant at Hewitt Associates LLC, a management consulting firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration degree in finance and accounting at the University of Chicago Graduate School of Business in 1995.



LAWRENCE E. EAKIN, JR. co-manages the Advisor Large Company Core Fund. Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Fund, since 2001. From February 1995 until February 1997, Mr. Eakin was a technology analyst at Federated Investors. From 1986 to 1995, Mr. Eakin was a project leader/senior information analyst at Westinghouse Electric. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.



WILLIAM A. FERER co-manages the Advisor Utilities and Energy Fund. He has been a portfolio manager and analyst for Reaves since 1987 and has co-managed the Advisor Utilities and Energy Fund since its inception in July 2002. He was a vice president of Reaves from 1987 to November 1997, an executive vice president of Reaves from November 1997 to February 2003, and a president of Reaves since February 2003. He has worked as a securities analyst since 1971.



STACEY HO co-manages the Advisor International Core Fund. Ms. Ho joined Strong as a Portfolio Co-Manager in May 2001 and has earned the right to use the Chartered Financial Analyst designation. She has co-managed the Advisor International Core Fund since its inception in September 2001. From May 1997 to May 2001, Ms. Ho was a Portfolio Manager and, beginning in 2001, a managing director for international equity funds for Wells Capital

Management Inc. From January 1995 to September 1996, Ms. Ho was a Portfolio Manager of international equity funds at Clemente Capital Management. From January 1990 to January 1995, Ms. Ho managed Japanese and U.S. equity portfolios and co-managed global asset allocation equity portfolios for Edison International. Ms. Ho received her bachelor's degree in civil engineering from San Diego State University in 1980, her master's degree in environmental engineering from Stanford University in 1981, and her master's of business administration degree from the University of California - Los Angeles in 1988.



DEBORAH L. KOCH co-manages the Advisor Technology Fund. She has earned the right to use the Chartered Financial Analyst designation. Ms. Koch joined Strong in November 2000 and has co-managed the Advisor Technology Fund since its inception in November 2000. From September 1992 to November 2000, Ms. Koch was employed by Scudder Kemper Investments Inc. She served as a technology analyst from September 1992 to September 1999 and as a Portfolio Manager from September 1999 to November 2000. From December 1985 to September 1992, Ms. Koch was a technology analyst for Stein Roe & Farnham. Ms. Koch received her bachelor's degree in Finance from the University of Rhode Island in 1983 and her master's of business administration degree from DePaul University in 1987.



MARK D. LUFTIG co-manages the Advisor Utilities and Energy Fund. He has been an analyst of Reaves since January 1995 and has co-managed the Advisor Utilities and Energy Fund since its inception in July 2002. Mr. Luftig was a vice president of Reaves from January 1995 to November 1997 and has been an executive vice president of Reaves since November 1997. Prior to joining Reaves, Mr. Luftig was employed by Kemper Securities, Inc. where he was senior vice president from 1992 to 1994 and executive vice president and director of equity research from 1994 to January 1995. From 1989 to 1992, Mr. Luftig was the vice president of National Economic Research Associates, Inc. From 1975 to 1989, he worked at Salomon Brothers Inc. as a director-research.



ANN M. MILETTI co-manages the Advisor Common Stock Fund. Ms. Miletti joined Strong in April 1991 and has co-managed the Advisor Common Stock Fund since October 2001. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. From November 1995 to August 1998, Ms. Miletti was an equity research analyst. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.



RONALD C. OGNAR manages the Advisor Focus Fund. He has earned the right to use the Chartered Financial Analyst designation. He joined Strong as a Portfolio Manager in April 1993. He has managed the Advisor Focus Fund since its inception in November 2000. From 1991 to 1993, Mr. Ognar was a principal and Portfolio Manager with RCM Capital Management. From 1989 to 1991, he was a Portfolio Manager at Kemper Financial Services. Mr. Ognar began his investment career in 1968 at LaSalle National Bank after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.



THOMAS J. PENCE co-manages the Advisor Endeavor Large Cap Fund and the Advisor Select Fund. He has earned the right to use the Chartered Financial Analyst designation. He joined Strong in October 2000 as an equity Portfolio Manager and has co-managed the Advisor Endeavor Large Cap Fund and the Advisor Select Fund since their inception in September 2001 and December 2000, respectively. From June 1992 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. From 1987 to June 1991, Mr. Pence was director of development at The Forum Group. Mr. Pence received his bachelor's degree in business from Indiana University in 1983 and his master's of business administration degree in finance from the University of Notre Dame in 1986.



THOMAS L. PRESS manages the Advisor U.S. Small/Mid Cap Growth Fund and is a Chartered Financial Analyst. Mr. Press has been chairman and chief executive officer of NCGI and a Portfolio Manager since December 1998. He has managed the Advisor U.S. Small/Mid Cap Growth Fund since its inception in March 2002. From 1993 to 1998, Mr. Press was employed by Jundt Associates, Inc. as a Portfolio Manager of equity funds. Mr. Press was a senior vice president of Investment Advisers, Inc. and co-Portfolio Manager of an equity Fund from 1992 until 1993. From 1987 to 1992, Mr. Press was a vice president of Institutional Sales at Morgan Stanley & Company, Inc. Prior to that, Mr. Press was an institutional salesman and trader at Salomon Brothers Inc. Mr. Press received his bachelor's degree in business administration from the University of Minnesota in 1979 and his master's of business administration degree in marketing from the University of St. Thomas in 1984.

WILLIAM H. REAVES is the senior co-manager of the Advisor Utilities and Energy Fund. Mr. Reaves has been chief investment officer, Portfolio Manager, and utilities analyst of Reaves since 1961. He has managed the Advisor Utilities and Energy Fund since its inception in July 2002. Mr. Reaves was president of Reaves from 1961 to February 2003; he became Chairman of Reaves in February 2003. He has worked as a utilities analyst since 1946.



I. CHARLES RINALDI manages the Advisor Small Cap Value Fund. He joined Strong as a Portfolio Manager in November 1997 and has managed the Advisor Small Cap Value Fund since its inception in December 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a vice president from November 1989 to January 1994 and as a senior vice president from January 1994 to November 1997. While at MOA, Mr. Rinaldi managed the equity portion of a balanced Fund and managed the value and growth portfolios of an aggressive equity Fund. Prior to joining MOA, he was employed by Glickenhaus & Co. Mr. Rinaldi received his bachelor's degree in biology from St. Michael's College in 1965 and his master's of business administration degree in finance from Babson College in 1970.



KATHERINE SCHAPIRO co-manages the Advisor International Core Fund. Ms. Schapiro has earned the right to use the Chartered Financial Analyst designation. Ms. Schapiro joined Strong in May 2001 as a Portfolio Co-Manager and has co-managed the Advisor International Core Fund since its inception in September 2001. From August 1992 to May 2001, Ms. Schapiro was a Portfolio Manager and, beginning in 1999, a managing director for international equity funds at Wells Fargo Bank and Wells Capital Management, Inc. From November 1988 to June 1992, Ms. Schapiro was a Portfolio Manager at Newport Pacific Management/Tyndall International Management. From December 1985 to November 1988, Ms. Schapiro was a Portfolio Manager at Thornton Management Ltd. From July 1981 to December 1985, Ms. Schapiro was an analyst and Portfolio Manager at Western Asset Management and Harris Bretall Sullivan & Smith. Ms. Schapiro received her bachelor's degree in Spanish literature from Stanford University in 1981.



RONALD J. SORENSON co-manages the Advisor Utilities and Energy Fund. He was a vice president of Reaves from 1991 to November 2002 and executive vice president of Reaves since November 2002. He has been a Portfolio Manager of Reaves since 1991 and has co-managed the Advisor Utilities and Energy Fund since its inception in July 2002. For three years prior to 1991, he was a partner and Portfolio Manager of PVF Inc., an investment advisory firm. For two years prior to that, Mr. Sorenson was the chairman of the board and chairman of the investment committee of The American Life Insurance Company of New York. Mr. Sorenson has acted as president of RWS Energy Services, chief financial officer of Emerging Market Services A.G., controller of Triad Holding Corporation S.A., and was a CPA for Arthur Young & Co. (an accounting firm).



ERIK J. VOSS co-manages the Advisor Select Fund. He has earned the right to use the Chartered Financial Analyst designation. He joined Strong in October 2000 and has co-managed the Advisor Select Fund since its inception in December 2000. From January 1997 to October 2000, Mr. Voss was employed at Conseco Capital Management, Inc. as a Portfolio Manager. From May 1993 to December 1996, he was an analyst at Gardner Lewis Asset Management, L.P. Mr. Voss received his bachelor's degree in mathematics in 1989 and his master's degree in finance from the University of Wisconsin in 1993.



RICHARD T. WEISS co-manages the Advisor Common Stock Fund. He has managed the Advisor Common Stock Fund since March 1991. Mr. Weiss joined Strong as a Portfolio Manager in March 1991. Prior to joining Strong, Mr. Weiss was employed by Stein Roe & Farnham, where he began his career as a research analyst in 1975. He was named a Portfolio Manager in 1981. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his master's of business administration degree in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee and vice chairman of Strong Financial Corporation.



CHRISTOPHER H. WILES co-manages the Advisor Large Company Core Fund and is a Chartered Financial Analyst. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Wiles was the president and founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Fund's predecessor, the Rockhaven Fund, since its inception in November 1997. Prior to founding Rockhaven, Mr. Wiles was a senior vice president of Federated Investors, where he also served as an equity Portfolio Manager. Mr. Wiles began his investment career in 1984. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's degree of business administration degree from Cleveland State University in 1984.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


Each Fund may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.



PERCENTAGE RESTRICTIONS



The Funds' prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which each Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



COMPARING THE FUNDS



The following will help you to distinguish among the Funds and to determine their suitability for your investment needs:

                                       Equity         Bond           Foreign
               Fund                    Range          Range          Range          Focus
--------------------------------------------------------------------------------------------------------------------------

Strong Advisor Common Stock            80 to 100%     0 to 20%       0 to 25%       Small- and medium-capitalization
                                                                                    growth and value stocks

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor                80 to 100%     0 to 20%       0 to 25%       Large-capitalization growth stocks
Large Cap

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus                   65 to 100%     0 to 35%       0 to 25%       Small-, medium-, and
                                                                                    large-capitalization growth stocks
                                                                                    in 30 to 40 companies

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor                         65 to 100%     0 to 35%       65 to 100%     Small-, medium-, and
International Core                                                                  large-capitalization growth and
                                                                                    value stocks in international
                                                                                    companies

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor Large                   80 to 100%     0 to 20%       0 to 25%       Large-capitalization growth and
Company Core                                                                        value stocks of approximately 50
                                                                                    companies

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select                  65 to 100%     0 to 35%       0 to 25%       Small-, medium-, and
                                                                                    large-capitalization growth stocks
                                                                                    in 30 to 40 companies

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap Value         80 to 100%     0 to 20%       0 to 30%       Small-capitalization value stocks

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology              80 to 100%     0 to 20%       0 to 25%       Small-, medium-, and
                                                                                    large-capitalization growth stocks
                                                                                    in technology companies

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Small/Mid Cap      80 to 100%     0 to 20%       0 to 25%       Small- and medium-capitalization
Growth                                                                              growth stocks in U.S. companies

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value              80 to 100%     0 to 20%       0 to 10%       Small-, medium-, and
                                                                                    large-capitalization value stocks of
                                                                                    U.S. companies

--------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities               80 to 100%     0 to 20%       0 to 20%       Small-, medium-, and
and Energy                                                                          large-capitalization growth and
                                                                                    value stocks in utilities and energy
                                                                                    companies


FINANCIAL HIGHLIGHTS


This information describes investment performance of the Class A, B, and C shares of each Fund for the periods shown. Certain information reflects financial results for a single Class A, B, or C share outstanding for the entire period. "Total Return" shows how much an investment in Class A, B, or C shares of a Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.



Effective September 16, 2002, the Advisor Large Company Core Fund acquired all of the assets and assumed all of the liabilities of the Rockhaven Fund in exchange for Class A shares of the Fund, which were distributed pro rata to the shareholders of the Rockhaven Fund. Accordingly, the Fund is the successor to the Rockhaven Fund. The relevant financial highlights were derived from the financial statements of the Rockhaven Fund.

STRONG ADVISOR COMMON STOCK FUND -- CLASS A



                                                    Dec. 31,           Dec. 31,         Dec. 31,
           SELECTED PER-SHARE DATA (a)                2002               2001          2000(b)(c)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    19.71         $    20.15       $    18.90
Income From Investment Operations:
   Net Investment Income (Loss)                         (0.08)(d)          (0.04)           (0.00)(e)
   Net Realized and Unrealized Gains (Losses)
   on Investments                                       (3.76)             (0.36)            1.28
-------------------------------------------------------------------------------------------------
   Total From Investment Operations                     (3.84)             (0.40)            1.28
Less Distributions:
   From Net Investment Income                              --                 --            (0.03)
   From Net Realized Gains                                 --              (0.04)              --
-------------------------------------------------------------------------------------------------
   Total Distributions                                     --              (0.04)           (0.03)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    15.87         $    19.71       $    20.15
=================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
   Total Return                                         -19.5%              -2.0%            +6.8%
   Net Assets, End of Period (In Millions)         $       46         $       28       $        0(f)
   Ratio of Expenses to Average Net Assets
   Before Expense Offsets                                 1.6%               1.6%             1.6%*
   Ratio of Expenses to Average Net Assets                1.6%               1.6%             1.6%*
   Ratio of Net Investment Income (Loss) to
   Average Net Assets                                    (0.5)%             (0.5)%           (0.2)%*
   Portfolio Turnover Rate (g)                           64.9%              89.3%            95.4%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.



(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(e)  Amount calculated is less than $0.005.



(f)  Amount is less than $500,000.



(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR COMMON STOCK FUND -- CLASS B



                                                     Dec. 31,         Dec. 31,         Dec. 31,
         SELECTED PER-SHARE DATA (a)                   2002             2001          2000(b)(c)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    19.62       $    20.16       $    18.90
Income From Investment Operations:
   Net Investment Income (Loss)                          (0.22)(d)        (0.09)           (0.01)
   Net Realized and Unrealized Gains (Losses)
   on Investments                                        (3.73)           (0.41)            1.28
------------------------------------------------------------------------------------------------
   Total From Investment Operations                      (3.95)           (0.50)            1.27
Less Distributions:
   From Net Investment Income                               --               --            (0.01)
   From Net Realized Gains                                  --            (0.04)              --
------------------------------------------------------------------------------------------------
   Total Distributions                                      --            (0.04)           (0.01)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    15.67       $    19.62       $    20.16
================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
   Total Return                                          -20.1%            -2.5%            +6.8%
   Net Assets, End of Period (In Millions)          $       24       $       16        $       0(e)
   Ratio of Expenses to Average Net Assets
   Before Expense Offsets                                  2.4%             2.5%             2.0%*
   Ratio of Expenses to Average Net Assets                 2.4%             2.3%             2.0%*
   Ratio of Net Investment Income (Loss) to
   Average Net Assets                                     (1.3)%           (1.1)%           (0.6)*
   Portfolio Turnover Rate (f)                            64.9%            89.3%            95.4%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.



(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(e)  Amount is less than $500,000.



(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR COMMON STOCK FUND -- CLASS C



                                                              Dec. 31,             Dec. 31,           Dec. 31,
          SELECTED PER-SHARE DATA (a)                           2002                 2001            2000(b)(c)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      19.62         $      20.16       $      18.90
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.22)(d)            (0.09)             (0.01)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (3.72)               (0.41)              1.28
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (3.94)               (0.50)              1.27
Less Distributions:
   From Net Investment Income                                         --                   --              (0.01)
   From Net Realized Gains                                            --                (0.04)                --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --                (0.04)             (0.01)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      15.68         $      19.62       $      20.16
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -20.1%                -2.5%              +6.8%
   Net Assets, End of Period (In Millions)                  $         23         $         15       $          0(e)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                   2.4%                 2.4%               2.0%*
   Ratio of Expenses to Average Net Assets                           2.4%                 2.2%               2.0%*
   Ratio of Net Investment Income (Loss) to
   Average Net Assets                                               (1.3)%               (1.1)%             (0.6)%*
   Portfolio Turnover Rate (f)                                      64.9%                89.3%              95.4%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.



(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(e)  Amount is less than $500,000.



(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS A



                                                                         Dec. 31,             Dec. 31,
                 SELECTED PER-SHARE DATA(a)                                2002                2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $      10.59         $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.10)(c)            (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments                  (2.94)                0.86(d)
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                           (3.04)                0.85
Less Distributions:
   From Net Realized Gains                                                       --                (0.26)
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --                (0.26)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $       7.55         $      10.59
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                               -28.7%                +8.5%
   Net Assets, End of Period (In Millions)                             $         28         $         28
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                      2.0%                 2.4%*
   Ratio of Expenses to Average Net Assets                                      2.0%                 2.4%*
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                                      (1.2)%               (1.1)%*
   Portfolio Turnover Rate(e)                                                 420.4%                54.0%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  For the period from September 28, 2001 (inception) to December 31, 2001.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS B



                                                                         Dec. 31,             Dec. 31,
           SELECTED PER-SHARE DATA(a)                                      2002                2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $      10.57         $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.12)(c)            (0.04)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                                (2.94)                0.87(d)
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                           (3.06)                0.83
Less Distributions:
   From Net Realized Gains                                                       --                (0.26)
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --                (0.26)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $       7.51         $      10.57
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                               -29.0%                +8.3%
   Net Assets, End of Period (In Millions)                             $          0(e)      $          0(e)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                              4.7%                 2.7%*
   Ratio of Expenses to Average Net Assets                                      2.2%                 2.6%*
   Ratio of Net Investment Income (Loss) to
   Average Net Assets                                                          (1.4)%               (1.6)%*
   Portfolio Turnover Rate(f)                                                 420.4%                54.0%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  For the period from September 28, 2001 (inception) to December 31, 2001.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.



(e)  Amount is less than $500,000.



(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS C



                                                                         Dec. 31,             Dec. 31,
                 SELECTED PER-SHARE DATA(a)                                2002                2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $      10.57         $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.13)(c)            (0.04)
   Net Realized and Unrealized Gains (Losses) on Investments                  (2.93)                0.87(d)
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                           (3.06)                0.83
Less Distributions:
   From Net Realized Gains                                                       --                (0.26)
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --                (0.26)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $       7.51         $      10.57
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                               -29.0%                +8.3%
   Net Assets, End of Period (In Millions)                             $          0(e)      $          0(e)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                      4.2%                 2.7%*
   Ratio of Expenses to Average Net Assets                                      2.3%                 2.6%*
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                                      (1.5)%               (1.6)%*
   Portfolio Turnover Rate(f)                                                 420.4%                54.0%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  For the period from September 28, 2001 (inception) to December 31, 2001.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.



(e)  Amount is less than $500,000.



(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR FOCUS FUND -- CLASS A



                                                              Dec. 31,             Dec. 31,           Dec. 31,
           SELECTED PER-SHARE DATA(a)                           2002                 2001              2000(b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $       6.62         $      10.26       $      10.00
Income From Investment Operations:
     Net Investment Income (Loss)                                  (0.10)(c)            (0.07)             (0.01)
     Net Realized and Unrealized Gains (Losses) on
     Investments                                                   (1.73)               (3.57)              0.27
----------------------------------------------------------------------------------------------------------------
     Total From Investment Operations                              (1.83)               (3.64)              0.26
Less Distributions:
     From Net Investment Income                                       --                   --                 --
----------------------------------------------------------------------------------------------------------------
     Total Distributions                                              --                   --                 --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $       4.79         $       6.62       $      10.26
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
     Total Return                                                  -27.6%               -35.5%              +2.6%
     Net Assets, End of Period (In Millions)                $          2         $          5       $          1
     Ratio of Expenses to Average Net Assets Before
     Expense Offsets                                                 2.9%                 3.4%               7.3%*
     Ratio of Expenses of Average Net Assets                         2.1%                 1.5%               2.4%*
     Ratio of Net Investment Income (Loss) to Average
     Net
     Assets                                                         (1.7)%               (0.9)%             (1.0)%*
     Portfolio Turnover Rate(d)                                    350.1%               605.7%              45.1%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR FOCUS FUND -- CLASS B



                                                              Dec. 31,             Dec. 31,           Dec. 31,
          SELECTED PER-SHARE DATA(a)                            2002                 2001              2000(b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $       6.55         $      10.23       $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.11)(c)            (0.08)             (0.01)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (1.71)               (3.60)              0.24
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (1.82)               (3.68)              0.23
Less Distributions:
   From Net Investment Income                                         --                   --                 --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --                   --                 --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $       4.73         $       6.55       $      10.23
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -27.8%               -36.0%              +2.3%
   Net Assets, End of Period (In Millions)                  $          1         $          2       $          0(d)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                   4.1%                 4.6%               8.1%*
   Ratio of Expenses to Average Net Assets                           2.4%                 2.4%               3.1%*
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                       (2.0)%               (1.7)%             (1.6)%*
   Portfolio Turnover Rate(e)                                      350.1%               605.7%              45.1%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR FOCUS FUND -- CLASS C



                                                              Dec. 31              Dec. 31            Dec. 31
          SELECTED PER-SHARE DATA(a)                            2002                 2001              2000(b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $       6.55         $      10.23       $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.11)(c)            (0.09)             (0.02)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (1.71)               (3.59)              0.25
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (1.82)               (3.68)              0.23
Less Distributions:
   From Net Investment Income                                         --                   --                 --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --                   --                 --
Net Asset Value, End of Period                              $       4.73         $       6.55       $      10.23
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -27.8%               -36.0%              +2.3%
   Net Assets, End of Period (In Millions)                  $          0(d)      $          1       $          0(d)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                   3.9%                 4.3%               8.1%*
   Ratio of Expenses to Average Net Assets                           2.4%                 2.4%               4.5%*
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                       (2.0)%               (1.7)%             (2.7)%*
   Portfolio Turnover Rate(e)                                      350.1%               605.7%              45.1%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS A



                                                                         Dec. 31,             Dec. 31,
          SELECTED PER-SHARE DATA(a)                                       2002                2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $      10.41         $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.06)(c)            (0.03)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                                (1.51)                0.44
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                           (1.57)                0.41
Less Distributions:
   From Net Investment Income                                                    --                   --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --                   --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $       8.84         $      10.41
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                               -15.1%                +4.1%
   Net Assets, End of Period (In Millions)                             $          0(d)      $          0(d)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                     52.4%                 2.2%*
   Ratio of Expenses to Average Net Assets                                      2.2%                 2.2%*
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                                      (0.6)%               (1.1)%*
   Portfolio Turnover Rate(e)                                                  46.9%                 4.0%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  For the period from September 28, 2001 (inception) to December 31, 2001.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS B



                                                                         Dec. 31,             Dec. 31,
          SELECTED PER-SHARE DATA(a)                                       2002                2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $      10.40         $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.08)(c)            (0.04)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                                (1.50)                0.44
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                           (1.58)                0.40
Less Distributions:
   From Net Investment Income                                                    --                   --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --                   --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $       8.82         $      10.40
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                               -15.2%                +4.0%
   Net Assets, End of Period (In Millions)                             $          0(d)      $          0(d)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                     52.0%                 3.0%*
   Ratio of Expenses to Average Net Assets                                      2.4%                 2.7%*
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                                      (0.8)%               (1.6)%*
   Portfolio Turnover Rate(e)                                                  46.9%                 4.0%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  For the period from September 28, 2001 (inception) to December 31, 2001.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS C



                                                                         Dec. 31,             Dec. 31,
                SELECTED PER-SHARE DATA(a)                                 2002                2001(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $      10.40         $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.06)(c)            (0.04)
   Net Realized and Unrealized Gains (Losses) on Investments                  (1.52)                0.44
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                           (1.58)                0.40
Less Distributions:
   From Net Investment Income                                                    --                   --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --                   --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $       8.82         $      10.40
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                               -15.2%                +4.0%
   Net Assets, End of Period (In Millions)                             $          0(d)      $          0(d)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                     52.5%                 3.0%*
   Ratio of Expenses to Average Net Assets                                      2.4%                 2.7%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.7)%               (1.6)%*
   Portfolio Turnover Rate(e)                                                  46.9%                 4.0%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  For the period from September 28, 2001 (inception) to December 31, 2001.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS A



                                              Dec. 31,        Sep. 30,      Sep. 30,      Sep. 30,      Sep. 30,      Sep. 30,
     SELECTED PER-SHARE DATA(a)                2002(b)         2002(c)        2001          2000          1999         1998(d)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $   8.24        $   9.65      $  14.67      $  11.72      $   9.71      $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                   0.01(e)         0.07          0.12          0.14          0.09          0.14
   Net Realized and Unrealized Gains
   (Losses) on Investments                        0.57           (1.10)        (3.79)         3.26          2.03         (0.29)
------------------------------------------------------------------------------------------------------------------------------
   Total From Investment Operations               0.58           (1.03)        (3.67)         3.40          2.12         (0.15)
Less Distributions:
   From Net Investment Income                    (0.01)          (0.05)        (0.12)        (0.14)        (0.11)        (0.14)
   From Net Realized Gains                          --           (0.33)        (1.23)        (0.31)           --            --
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                           (0.01)          (0.38)        (1.35)        (0.45)        (0.11)        (0.14)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $   8.81        $   8.24      $   9.65      $  14.67      $  11.72      $   9.71
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
   Total Return                                   +7.0%          -11.5%        -26.4%        +29.5%        +21.9%         -1.6%
   Net Assets, End of Period (In Millions)    $      9        $      6      $      4      $      5      $      3      $      2
   Ratio of Expenses to Average Net Assets
   Before Expense Offsets                          3.1%*           3.7%          4.7%          3.8%          4.6%          8.5%*
   Ratio of Expenses to Average Net Assets         1.5%*           1.5%          1.5%          1.5%          1.5%          1.5%*
   Ratio of Net Investment Income (Loss)
   to
   Average Net Assets                              0.1%*           0.8%          1.0%          1.1%          0.8%          1.8%*
   Portfolio Turnover Rate(f)                     36.4%          190.4%        221.6%        142.7%        113.4%         98.1%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  In 2002, the Fund changed its fiscal year-end from September to December.



(c) Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.



(d)  For the period from November 3, 1997 (inception) to September 30, 1998.



(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS B



                                                                         Dec. 31,             Sep. 30,
                 SELECTED PER-SHARE DATA(a)                               2002(b)              2002(c)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $       8.21         $       8.21
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.02)(d)               --
   Net Realized and Unrealized Gains (Losses) on Investments                   0.60                   --
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                            0.58                   --
Less Distributions:
   From Net Investment Income                                                    --                   --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --                   --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $       8.79         $       8.21
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                                +7.1%                  --(e)
   Net Assets, End of Period (In Millions)                             $          0(f)      $          0(f)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                      4.2%*                0.0%*
   Ratio of Expenses to Average Net Assets                                      2.5%*                0.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.2)%*               0.0%*
   Portfolio Turnover Rate(g)                                                  36.4%               190.4%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  In 2002, the Fund changed its fiscal year end from September to December.



(c) For the period from September 30, 2002 (commencement of class) to September 30, 2002.



(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(e) This class was not available to the public until October 1, 2002; therefore, total return is not applicable.



(f)  Amount is less than $500,000.



(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS C



                                                                         Dec. 31,             Sep. 30,
              SELECTED PER-SHARE DATA(a)                                  2002(b)              2002(c)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $       8.21         $       8.21
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.02)(d)               --
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                                 0.60                   --
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                            0.58                   --
Less Distributions:
   From Net Investment Income                                                 (0.00)(e)               --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --                   --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $       8.79         $       8.21
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                                +7.1%                  --(f)
   Net Assets, End of Period (In Millions)                             $          0(g)      $          0(g)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                      4.2%*                0.0%*
   Ratio of Expenses to Average Net Assets                                      2.5%*                0.0%*
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                                      (0.2)%*               0.0%*
   Portfolio Turnover Rate(h)                                                  36.4%               190.4%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  In 2002, the Fund changed its fiscal year end from September to December.



(c) For the period from September 30, 2002 (commencement of class) to September 30, 2002.



(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(e)  Amount calculated is less than $0.005.



(f) This class was not available to the public until October 1, 2002; therefore, total return is not applicable.



(g)  Amount is less than $500,000.



(h) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR SELECT FUND -- CLASS A



                                                                         Dec. 31,             Dec. 31,
            SELECTED PER-SHARE DATA(a)                                     2002                 2001
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $       7.99         $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.07)(b)            (0.01)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                                (1.81)               (2.00)(c)
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                           (1.88)               (2.01)
Less Distributions:
   From Net Realized Gains                                                    (0.01)                  --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                        (0.01)                  --
Net Asset Value, End of Period                                         $       6.10         $       7.99
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                               -23.5%               -20.1%
   Net Assets, End of Period (In Millions)                             $         56         $         57
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                              1.6%                 4.4%
   Ratio of Expenses to Average Net Assets                                      1.6%                 1.7%
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                                  (1.1)%               (0.8)%
   Portfolio Turnover Rate(d)                                                 437.3%               359.7%



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(c) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.



(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR SELECT FUND -- CLASS B



                                                                          Dec. 31,            Dec. 31,
                           SELECTED PER-SHARE DATA(a)                      2002                 2001
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $       7.94         $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.12)(b)            (0.09)
   Net Realized and Unrealized Gains (Losses) on                              (1.79)               (1.97)(c)
   Investments
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                           (1.91)               (2.06)
Less Distributions:
   From Net Realized Gains                                                    (0.01)                  --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                        (0.01)                  --
Net Asset Value, End of Period                                         $       6.02         $       7.94
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                               -24.0%               -20.6%
   Net Assets, End of Period (In Millions)                             $          0(d)      $          0(d)
   Ratio of Expenses to Average Net Assets Before Expense                       2.4%                12.4%
   Offsets
   Ratio of Expenses to Average Net Assets                                      2.4%                 2.5%
   Ratio of Net Investment Income (Loss) to Average Net                        (1.9)%               (1.7)%
   Assets
   Portfolio Turnover Rate(e)                                                 437.3%               359.7%



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(c) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR SELECT FUND -- CLASS C



                                                                         Dec. 31,             Dec. 31,
                           SELECTED PER-SHARE DATA(a)                      2002                 2001
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $       7.93         $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.12)(b)            (0.10)
   Net Realized and Unrealized Gains (Losses) on Investments                  (1.78)               (1.97)(c)
--------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                           (1.90)               (2.07)
Less Distributions:
   From Net Realized Gains                                                    (0.01)                  --
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                        (0.01)                  --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $       6.02         $       7.93
========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
   Total Return                                                               -24.0%               -20.7%
   Net Assets, End of Period (In Millions)                             $          0(d)      $          0(d)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                      2.3%                12.8%
   Ratio of Expenses to Average Net Assets                                      2.3%                 2.5%
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                                      (1.8)%               (1.7)%
   Portfolio Turnover Rate(e)                                                 437.3%               359.7%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(c) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS A



                                                              Dec. 31,             Dec. 31,           Dec. 31,
             SELECTED PER-SHARE DATA (a)                        2002                 2001              2000(b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      20.17         $      17.17       $      15.36
Income From Investment Operations:
   Net Investment Income (Loss)                                     0.03(c)             (0.14)(c)          (0.00)(d)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (1.28)               (3.18)              1.81
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (1.25)               (3.04)              1.81
Less Distributions:
   From Net Realized Gains                                            --                (0.04)                --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --                (0.04)                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      18.92         $      20.17       $      17.17
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                     -6.2%               +17.7%             +11.8%
   Net Assets, End of Period (In Millions)                  $        335         $        169       $          1
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                           1.6%                 1.6%               1.6%*
   Ratio of Expenses to Average Net Assets                           1.6%                 1.6%               1.6%*
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                            0.1%                (0.7)%             (0.8)%*
   Portfolio Turnover Rate (e)                                      28.2%                42.0%              60.3%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount calculated is less than $0.005.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS B



                                                              Dec. 31,             Dec. 31,           Dec. 31,
           SELECTED PER-SHARE DATA (a)                          2002                 2001             2000 (b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      20.05         $      17.16       $      15.36
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.14)(c)            (0.25)(c)          (0.01)
   Net Realized and Unrealized Gains (Losses) on                   (1.25)                3.18               1.81
   Investments
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (1.39)                2.93               1.80
Less Distributions:
   From Net Realized Gains                                            --                (0.04)                --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --                (0.04)                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      18.66         $      20.05       $      17.16
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                     -6.9%               +17.1%             +11.7%
   Net Assets, End of Period (In Millions)                  $         76         $         40                 $0(d)
   Ratio of Expenses to Average Net Assets                           2.4%                 2.5%               2.0%*
   Before Expense Offsets
   Ratio of Expenses to Average Net Assets                           2.4%                 2.3%               1.8%*
   Ratio of Net Investment Income (Loss) to                         (0.7)%               (1.4)%             (0.8)%*
   Average Net Assets
   Portfolio Turnover Rate (e)                                      28.2%                42.0%              60.3%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS C



                                                              Dec. 31,             Dec. 31,           Dec. 31,
            SELECTED PER-SHARE DATA (a)                         2002                 2001             2000 (b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      20.07         $      17.17       $      15.36
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.13)(c)            (0.24)(c)          (0.01)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (1.26)                3.18               1.82
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (1.39)                2.94               1.81
Less Distributions:
   From Net Realized Gains                                            --                (0.04)                --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --                (0.04)                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      18.68         $      20.07       $      17.17
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                     -6.9%               +17.1%             +11.8%
   Net Assets, End of Period (In Millions)                  $         98         $         38                 $0(d)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                   2.4%                 2.4%               2.0%*
   Ratio of Expenses to Average Net Assets                           2.4%                 2.2%               1.8%*
   Ratio of Net Investment Income (Loss) to
     Average Net Assets                                             (0.6)%               (1.4)%             (0.7)%*
   Portfolio Turnover Rate (e)                                      28.2%                42.0%              60.3%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR TECHNOLOGY FUND -- CLASS A



                                                              Dec. 31,             Dec. 31,           Dec. 31,
           SELECTED PER-SHARE DATA(a)                           2002                 2001              2000(b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $       7.22         $       9.27       $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.11)(c)            (0.05)             (0.05)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (2.87)               (1.99)             (0.68)
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (2.98)               (2.04)             (0.73)
Less Distributions:
   From Net Realized Gains                                            --                (0.01)                --
   Total Distributions                                                --                (0.01)                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $       4.24         $       7.22       $       9.27
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -41.3%               -22.0%              -7.3%
   Net Assets, End of Period (In Millions)                  $          1         $          2       $          0(d)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                   3.3%                 7.0%              17.2%*
   Ratio of Expenses to Average Net Assets                           2.3%                 1.6%               9.5%*
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                       (2.1)%               (1.0)%             (8.2)%*
   Portfolio Turnover Rate(e)                                      136.5%               157.9%              49.3%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR TECHNOLOGY FUND -- CLASS B



                                                              Dec. 31,            Dec. 31,           Dec. 31,
              SELECTED PER-SHARE DATA(a)                        2002                2001              2000(b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $       7.13         $       9.26       $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.11)(c)            (0.09)             (0.08)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (2.85)               (2.03)             (0.66)
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (2.96)               (2.12)             (0.74)
Less Distributions:
   From Net Realized Gains                                            --                (0.01)                --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --                (0.01)                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $       4.17         $       7.13       $       9.26
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -41.5%               -22.9%              -7.4%
   Net Assets, End of Period (In Millions)                  $          0(d)      $          0(d)    $          0(d)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                           4.5%                 9.3%              17.3%*
   Ratio of Expenses to Average Net Assets                           2.4%                 2.5%              11.1%*
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                           (2.2)%               (1.9)%             (9.7)%*
   Portfolio Turnover Rate(e)                                      136.5%               157.9%              49.3%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR TECHNOLOGY FUND -- CLASS C



                                                              Dec. 31,             Dec. 31,           Dec. 31,
            SELECTED PER-SHARE DATA(a)                          2002                 2001              2000(b)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $       7.11         $       9.26       $      10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.12)(c)            (0.09)             (0.08)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (2.83)               (2.05)             (0.66)
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (2.95)               (2.14)             (0.74)
   Less Distributions:
   From Net Realized Gains                                            --                   --                 --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --                (0.01)                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $       4.16         $       7.11       $       9.26
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -41.5%               -23.1%              -7.4%
   Net Assets, End of Period (In Millions)                  $          0(d)      $          1       $          0(d)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                           4.2%                 8.9%              17.3%*
   Ratio of Expenses to Average Net Assets                           2.5%                 2.4%              11.1%*
   Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                           (2.2)%               (1.8)%             (9.7)%*
   Portfolio Turnover Rate(e)                                      136.5%               157.9%              49.3%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS A



                                                                        Dec. 31,
              SELECTED PER-SHARE DATA(a)                                 2002(b)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                             (0.14)(c)
   Net Realized and Unrealized Gains (Losses) on Investments                (2.72)
---------------------------------------------------------------------------------
   Total From Investment Operations                                         (2.86)
Less Distributions:
   From Net Investment Income                                                  --
---------------------------------------------------------------------------------
   Total Distributions                                                         --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     7.14
=================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
   Total Return                                                             -28.6%
   Net Assets, End of Period (In Millions)                             $        0(d)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                   14.1%*
   Ratio of Expenses to Average Net Assets                                    2.5%*
   Ratio of Net Investment Income (Loss) to Average Net Assets               (2.4)%*
   Portfolio Turnover Rate(e)                                                98.1%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  For the period from March 29, 2002 (inception) to December 31, 2002.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS B



                                                                        Dec. 31,
                    SELECTED PER-SHARE DATA(a)                           2002(b)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                             (0.14)(c)
   Net Realized and Unrealized Gains (Losses) on Investments                (2.72)
   Total From Investment Operations                                         (2.86)
Less Distributions:
   From Net Investment Income                                                  --
---------------------------------------------------------------------------------
   Total Distributions                                                         --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     7.14
=================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
   Total Return                                                             -28.6%
   Net Assets, End of Period (In Millions)                             $        0(d)
   Ratio of Expenses to Average Net Assets Before Expense Offsets            14.9%*
   Ratio of Expenses to Average Net Assets                                    2.5%*
   Ratio of Net Investment Income (Loss) to Average Net Assets               (2.4)%*
   Portfolio Turnover Rate(e)                                                98.1%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  For the period from March 29, 2002 (inception) to December 31, 2002.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS C



                                                                        Dec. 31,
                  SELECTED PER-SHARE DATA(a)                             2002(b)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                             (0.13)(c)
   Net Realized and Unrealized Gains (Losses) on Investments                (2.73)
---------------------------------------------------------------------------------
   Total From Investment Operations                                         (2.86)
Less Distributions:
   From Net Investment Income                                                  --
---------------------------------------------------------------------------------
   Total Distributions                                                         --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     7.14
=================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
   Total Return                                                             -28.6%
   Net Assets, End of Period (In Millions)                             $        0(d)
   Ratio of Expenses to Average Net Assets Before Expense Offsets            15.3%*
   Ratio of Expenses to Average Net Assets                                    2.5%*
   Ratio of Net Investment Income (Loss) to Average Net Assets               (2.4)%*
   Portfolio Turnover Rate(e)                                                98.1%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b)  For the period from March 29, 2002 (inception) to December 31, 2002.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR U.S. VALUE FUND -- CLASS A



                                                              Dec. 31              Dec. 31            Dec. 31
                     SELECTED PER-SHARE DATA(a)                 2002                 2001            2000(b)(c)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      17.83         $      20.65       $      19.99
Income From Investment Operations:
   Net Investment Income (Loss)                                     0.12(d)              0.05               0.00(e)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (2.77)               (2.56)              0.68
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (2.65)               (2.51)              0.68
Less Distributions:
   From Net Investment Income                                      (0.16)               (0.06)             (0.02)
   From Net Realized Gains                                         (1.36)               (0.25)                --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (1.52)               (0.31)             (0.02)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      13.66         $      17.83       $      20.65
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -16.3%               -12.2%              +3.4%
   Net Assets, End of Period (In Millions)                  $          3         $          3       $          0(f)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                   1.3%                 1.8%               1.3%*
   Ratio of Expenses to Average Net Assets                           1.3%                 1.8%               1.3%*
   Ratio of Net Investment Income (Loss) to
   Average
   Net Assets                                                        0.9%                 0.1%               0.1%*
   Portfolio Turnover Rate(g)                                       89.8%               116.1%              14.4%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.



(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(e)  Amount calculated is less than $0.005.



(f)  Amount is less than $500,000.



(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR U.S. VALUE FUND -- CLASS B



                                                              Dec. 31,             Dec. 31,           Dec. 31,
               SELECTED PER-SHARE DATA(a)                       2002                 2001            2000(b)(c)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      17.81         $      20.66       $      19.99
Income From Investment Operations:
   Net Investment Income (Loss)                                     0.02(d)             (0.00)(e)          (0.01)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (2.78)               (2.60)              0.69
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (2.76)               (2.60)              0.68
Less Distributions:
   From Net Investment Income                                      (0.02)                  --              (0.01)
   From Net Realized Gains                                         (1.36)               (0.25)                --
   Total Distributions                                             (1.38)               (0.25)             (0.01)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      13.67         $      17.81       $      20.66
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -17.0%               -12.6%              +3.4%
   Net Assets, End of Period (In Millions)                  $          3         $          2       $          0(f)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                   2.2%                 2.9%               2.0%*
   Ratio of Expenses of Average Net Assets                           2.1%                 2.3%               2.0%*
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                        0.1%                (0.4)%             (0.5)%*
   Portfolio Turnover Rate(g)                                       89.8%               116.1%              14.4%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.



(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(e)  Amount calculated is less than $0.005.



(f)  Amount is less than $500,000.



(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR U.S. VALUE FUND -- CLASS C



                                                              Dec. 31,             Dec.  31,          Dec. 31,
            SELECTED PER-SHARE DATA(a)                          2002                 2001            2000(b)(c)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      17.82         $      20.66       $      19.99
Income From Investment Operations:
   Net Investment Income (Loss)                                     0.02(d)             (0.00)(e)          (0.01)
   Net Realized and Unrealized Gains (Losses) on
   Investments                                                     (2.78)               (2.59)              0.69
----------------------------------------------------------------------------------------------------------------
   Total From Investment Operations                                (2.76)               (2.59)              0.68
Less Distributions:
   From Net Investment Income                                      (0.09)                  --              (0.01)
   From Net Realized Gains                                         (1.36)               (0.25)                --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (1.45)               (0.25)             (0.01)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      13.61         $      17.82       $      20.66
================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
   Total Return                                                    -17.1%               -12.6%              +3.4%
   Net Assets, End of Period (In Millions)                  $          1         $          1       $          0(f)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                   2.2%                 2.4%               2.0%*
   Ratio of Expenses of Average Net Assets                           2.2%                 2.2%               2.0%*
   Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                        0.2%                (0.3)%             (0.5)%*
   Portfolio Turnover Rate(g)                                       89.8%               116.1%              14.4%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from November 30, 2000 (commencement of class) to December 31, 2000.



(c) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.



(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(e)  Amount calculated is less than $0.005.



(f)  Amount is less than $500,000.



(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS A



                                                                        Dec. 31,
                 SELECTED PER-SHARE DATA(a)                               2002(b)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                              0.08(c)
   Net Realized and Unrealized Gains (Losses) on Investments                (1.00)
---------------------------------------------------------------------------------
   Total From Investment Operations                                         (0.92)
Less Distributions:
   From Net Investment Income                                               (0.06)
---------------------------------------------------------------------------------
   Total Distributions                                                      (0.06)
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     9.02
=================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
   Total Return                                                              -9.2%
   Net Assets, End of period (In Millions)                             $        6
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                            2.2%*
   Ratio of Expenses to Average Net Assets                                    2.2%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                2.0%*
   Portfolio Turnover Rate(d)                                                46.2%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from July 31, 2002 (commencement of class) to December 31, 2002.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS B



                                                                        Dec. 31,
                 SELECTED PER-SHARE DATA(a)                             2002(b)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                              0.06(c)
   Net Realized and Unrealized Gains (Losses) on Investments                (1.00)
---------------------------------------------------------------------------------
   Total From Investment Operations                                         (0.94)
Less Distributions:
   From Net Investment Income                                               (0.02)
---------------------------------------------------------------------------------
   Total Distributions                                                      (0.02)
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     9.04
=================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
   Total Return                                                              -9.4%
   Net Assets, End of period (In Millions)                             $        0(d)
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                            5.1%*
   Ratio of Expenses to Average Net Assets                                    2.5%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                1.6%*
   Portfolio Turnover Rate(e)                                                46.2%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from July 31, 2002 (commencement of class) to December 31, 2002.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS C



                                                                        Dec. 31,
                 SELECTED PER-SHARE DATA(a)                             2002(b)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                              0.05(c)
   Net Realized and Unrealized Gains (Losses) on Investments                (0.99)
---------------------------------------------------------------------------------
   Total From Investment Operations                                         (0.94)
Less Distributions:
   From Net Investment Income                                               (0.04)
---------------------------------------------------------------------------------
   Total Distributions                                                      (0.04)
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     9.02
=================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
   Total Return                                                              -9.4%
   Net Assets, End of period (In Millions)                             $        0(d)
   Ratio of Expenses to Average Net Assets Before Expense
   Offsets                                                                    5.3%*
   Ratio of Expenses to Average Net Assets                                    2.5%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                1.3%*
   Portfolio Turnover Rate(e)                                                46.2%



*    Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) For the period from July 31, 2002 (commencement of class) to December 31, 2002.



(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.



(d)  Amount is less than $500,000.



(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

HISTORICAL PERFORMANCE DATA OF W. H. REAVES & CO., INC.



The following table gives the historical performance of a composite of actual, fee-paying, discretionary equity ERISA accounts (including designated cash reserves) with assets over $1 million (Equity Accounts), managed by W.H. Reaves & Co., Inc. (Reaves) since 1978, that have investment objectives, policies, strategies, and risks substantially similar to those of the Advisor Utilities and Energy Fund. Up to 15% of the composite portfolio may, at the manager's discretion, be invested in assets outside of the benchmark. The composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of Reaves in managing substantially similar accounts. The data does not represent the performance of the Advisor Utilities and Energy Fund. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT THE FUTURE PERFORMANCE OF THE ADVISOR UTILITIES AND ENERGY FUND OR OF REAVES.



The manner in which the performance was calculated for the composite differs from that of a registered mutual fund such as the Advisor Utilities and Energy Fund. This composite performance data was calculated in accordance with the standards of the Association for Investment Management and Research (AIMR).* All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the Equity Accounts, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions were accounted for on the trade date, and accrual accounting was utilized. Cash and equivalents were included in performance returns. The composite's dollar-weighted returns were calculated on a time-weighted basis, stated in U.S. dollars. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.



The Equity Accounts that are included in the composite are not subject to the same type of expenses to which the Advisor Utilities and Energy Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Equity Accounts in the composite were subject to the federal securities and tax laws.



     * AIMR is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. AIMR offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These AIMR performance presentation standards are intended to
     (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable. Reaves has prepared and presented this report in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). AIMR has not been involved in the preparation or review of this report.



The investment results for Reaves' composite presented below are not intended to predict or suggest the future returns of the Advisor Utilities and Energy Fund. The Advisor Utilities and Energy Fund has a limited performance record, and the performance data shown below should not be considered a substitute for the Advisor Utilities and Energy Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.



                                                     Reaves'                       S&P Utilities
              Time Period                          Composite       S&P 500(1)         Index(2)
------------------------------------------------------------------------------------------------

Average Annual Returns (as of 12/31/02)
     1 Year                                           -19.33%          -22.10%          -29.99%
     3 Year                                            -2.78%          -14.55%           -8.04%
     5 Year                                             2.26%           -0.59%           -4.05%
     10 Year                                            9.06%            9.34%            4.51%
     15 Year                                           10.80%           11.44%            8.20%
     20 Year                                           13.81%           12.64%           11.07%
     1/1/78 --12/31/02(3)                              14.42%           12.93%           11.31%
Cumulative Returns
     1/1/78 -- 12/31/02(3)                           2797.99%         1991.74%         1355.06%

(1) The S&P 500 Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal.



(2) The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. The index does not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities. Source of the S&P index data is Standard & Poor's Micropal.



(3)  Reaves' Composite began on January 1, 1978.



  Reaves' Composite Characteristics
  (through December 31, 2002)



                                        As a %        Total
             No. of         Total      Of Total      Managed      Standard
  Year      Accounts     (in $ mil)    Managed      (in $ mil)    Deviation*
  1978          1          $   1.4         100%      $    1.4         0.00%
  1979          1              1.9         100%           1.9         0.00%
  1980          1              2.6         100%           2.6         0.00%
  1981          6             34.5         100%          34.5         5.05%
  1982          8             59.1          91%          64.9         1.46%
  1983         11             99.4          97%         102.5         0.90%
  1984         13            214.7          98%         219.1         1.00%
  1985         17            382.4          90%         424.9         0.77%
  1986         18            510.1          81%         629.8         0.83%
  1987         19            513.8          80%         642.3         0.41%
  1988         20            580.9          81%         717.2         0.27%
  1989         22            871.3          79%       1,012.9         0.65%
  1990         20            760.2          67%       1,134.6         0.56%
  1991         22            808.9          69%       1,172.3         0.43%
  1992         19            735.8          72%       1,021.9         1.07%
  1993         19            810.0          72%       1,125.0         0.34%
  1994         18            741.3          76%         972.0         0.52%
  1995         15            814.3          68%       1,190.5         0.33%
  1996         15            825.3          69%       1,192.8         0.30%
  1997         13            672.6          61%       1,098.0         0.58%
  1998         11            698.9          59%       1,205.9         0.35%
  1999         11            676.4          59%       1,142.6         0.77%
  2000         10            789.6          59%       1,337.5         1.17%
  2001         10            689.0          59%       1,174.6         0.85%
  2002         10            499.4          54%         931.3         1.04%



*Asset-Weighted. Net of Fees.

ANNUAL RETURNS



                                    Reaves' Composite
Year                                  (equity & cash)                 S&P 500*                  S&P Utilities*
----                                -----------------                 --------                  --------------
1978                                      -1.3%                          6.6%                         -3.7%
1979                                      30.1%                         18.6%                         13.5%
1980                                      34.5%                         32.5%                         15.2%
1981                                      11.7%                         -4.9%                         11.9%
1982                                      13.0%                         21.6%                         26.4%
1983                                      34.1%                         22.6%                         20.1%
1984                                      25.6%                          6.3%                         25.9%
1985                                      34.9%                         31.7%                         32.8%
1986                                      26.2%                         18.7%                         28.4%
1987                                      -0.4%                          5.3%                         -2.9%
1988                                      15.0%                         16.6%                         18.2%
1989                                      38.7%                         31.6%                         47.2%
1990                                      -2.4%                         -3.1%                         -0.6%
1991                                      12.1%                         30.4%                         23.9%
1992                                      12.1%                          7.6%                          6.6%
1993                                      15.8%                         10.1%                         13.7%
1994                                      -3.3%                          1.3%                        -11.8%
1995                                      34.7%                         37.5%                         32.7%
1996                                      10.1%                         23.0%                          5.7%
1997                                      28.3%                         33.4%                         24.7%
1998                                      18.4%                         28.6%                         14.8%
1999                                       2.8%                         21.0%                         -9.2%
2000                                      25.8%                         -9.1%                         57.2%
2001                                      -9.5%                        -11.9%                        -30.4%
2002                                     -19.3%                        -22.1%                        -30.0%



*Source of the S&P index data is Standard & Poor's Micropal. The indices do not reflect investment management fees, brokerage commissions, and other expenses associated with investing in equity securities.






YOUR ACCOUNT



12b-1 DISTRIBUTION AND SERVICE FEES



The Funds have adopted a Rule 12b-1 distribution and service plan for their Class A, B, and C shares. Under the distribution and service plan, the Funds pay Strong Investments, Inc. (Distributor) or others to sell shares of a given class. These expenses may also include service fees paid to securities dealers or others that provide ongoing account services to distributors and shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These 12b-1 fees also compensate the Distributor for other expenses including: (1) printing and distributing prospectuses to persons other than shareholders and (2) preparing, printing, and distributing advertising and sales literature and reports to shareholders used for sales purposes. The distribution and service fees charged to each class are based only on the fees attributable to that particular class. See "What Share Classes We Offer" for a description of the distribution and service fees paid by each class. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.


SHARE PRICE


Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares plus any applicable sales charges. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.



NAV is based on the market value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Advisor Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used.


((Side Box))


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
--------------------------------------------------------------------------------


FOREIGN SECURITIES


Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of a Fund's investment may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a Fund's NAV. Events affecting the values of portfolio securities that occur after the time a foreign exchange assigns a price to the portfolio securities and before the time when we calculate a Fund's NAV generally will not be taken into account in computing the Fund's NAV. However, the effects of significant events will be reflected in the Fund's NAV when we, under the supervision of the Board of Directors of the Strong Advisor Funds, determine that such significant events require fair valuation of those portfolio securities that may be affected by the event.


WHAT SHARE CLASSES WE OFFER


We offer several classes of Fund shares in this prospectus, each with a different combination of sales charges, fees, eligibility requirements, and other features. Your financial advisor can help you determine which class is best for you. A brief summary of each class follows, and a more detailed description follows the table.



                          Class A                       Class B                       Class C
------------------------------------------------------------------------------------------------------------------
Initial Sales Charge      5.75% or less                 None                          None
------------------------------------------------------------------------------------------------------------------
Contingent Deferred       1% on purchases not subject   5% on purchases sold within   1% on purchases sold within
Sales Charge              to an initial sales charge    1 year, declining to 1%       1 year
                          sold within 1 year            within six years and
                                                        eliminated after that

------------------------------------------------------------------------------------------------------------------
Maximum 12b-1             0.25%                         1.00%                         1.00%
Distribution and
Service Fees

------------------------------------------------------------------------------------------------------------------
Redemption Fee (only      1.00% on redemptions made     None                          None
Advisor Large Company     within 1 year of purchase
Core Fund)
------------------------------------------------------------------------------------------------------------------


CLASS A SHARES


You can buy Class A shares at the offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to an annual 12b-1 service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares which compensates your financial advisor for providing ongoing service to you. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge is as follows:

                                                                                            Authorized Dealer
                                          Sales Charge as % of    Sales Charge as % of      Commission as % of
Amount of Purchase                        Public Offering Price   Net Amount Invested       Public Offering Price
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                         5.75%                   6.10%                     5.00%
-----------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000            4.50%                   4.71%                     3.75%
-----------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000           3.50%                   3.63%                     2.80%
-----------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000           2.50%                   2.56%                     2.00%
-----------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000         2.00%                   2.04%                     1.60%
-----------------------------------------------------------------------------------------------------------------
$1,000,000 and over                       0.00%                   0.00%                     1.00%
-----------------------------------------------------------------------------------------------------------------


If you invest $1 million or more, you can buy Class A shares without an initial sales charge. However, for all Funds except the Advisor Large Company Core Fund, if you sell (redeem) your shares within 1 year of purchase, you may have to pay a contingent deferred sales charge (CDSC) of 1% of your purchase price. You do not have to pay this CDSC if your financial advisor has made arrangements with the Distributor and agrees to waive the commission.



A redemption fee of 1% will be imposed on redemptions made within 1 year of purchase of Class A shares of the Advisor Large Company Core Fund.


CLASS B SHARES


You can buy Class B shares at the offering price, which is the NAV without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, you will pay annual 12b-1 distribution and service fees of 1.00% of a Fund's average daily net assets attributable to Class B shares. Of the 1.00% fee, an annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The remaining annual 0.75% distribution fee is paid to the Distributor in order to finance payment of a 4.00% up-front sales commission to your financial advisor, which includes an advance of the first year's service fee. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record.


If you sell your shares within six years of purchase, you will have to pay a CDSC, based on your purchase price, according to the following schedule.

                                        More than    More than    More than 3   More than    More than
                                        1 year,      2 years,     years, but    4 years,     5 years,
                           Within 1     but within   but within   within 4      but within   but within   More than
Years Since Purchase       year         2 years      3 years      years         5 years      6 years      6 years
-------------------------------------------------------------------------------------------------------------------
CDSC                       5%           4%           4%           3%            2%           1%           None
-------------------------------------------------------------------------------------------------------------------



You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends. Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual 0.25% service fee on any converted Class B shares.


Class B shares are only available for purchases up to $500,000.

CLASS C SHARES


You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. Class C shares are subject to annual 12b-1 distribution and service fees of 1.00%. Of the 1.00% fee, an annual 0.75% distribution fee compensates your financial advisor for providing distribution services and an annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The Distributor pays your financial advisor a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial advisor a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record.



If you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% of your purchase price.



We place any investment of $1 million or more in Class A shares, because there is no initial sales charge and Class A shares' annual expenses are lower.


HOW TO REDUCE YOUR SALES CHARGE

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time of your investment to help ensure that you receive the lower sales charge.

QUANTITY DISCOUNTS

We offer several ways for you to combine your purchases in the Strong Advisor Funds to take advantage of the lower sales charges for large purchases of Class A shares.

o RIGHTS OF ACCUMULATION - lets you combine all of your shares in the Strong Advisor Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may be included.


o LETTER OF INTENT - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will hold 5% of your shares in escrow to cover any additional sales charge that may apply if you do not buy the amount stated in your letter of intent. Consult the Statement of Additional Information for further details.


REINSTATEMENT PRIVILEGE

If you sell your shares of a Strong Advisor Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except that proceeds from the sale of Class B shares will be reinvested in Class A shares. If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid, but a new CDSC may apply. For Class B share proceeds reinvested in Class A shares, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares. This privilege does not apply to shares you buy and sell under our exchange program.


SALES CHARGE WAIVERS


Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions, and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class may be waived for certain redemptions and distributions. Sales charge waivers are also available for investors in the Advisor Large Company Core Fund who acquired Class A shares in connection with the reorganization of the Rockhaven Fund and whose Rockhaven Fund accounts were established prior to September 17, 1999. If you would like information about sales charge waivers, call your investment representative or call us at 1-800-368-1683. A list of available sales charge waivers may also be found in the Statement of Additional Information.


GROUP INVESTMENT PROGRAM


Groups of 11 or more investors are allowed to invest as a group. For sales charge purposes, the group's investments are added together. There are other requirements, and the group must have a purpose other than buying Fund shares at a discount. Consult the Statement of Additional Information for further details.



MANAGING YOUR ACCOUNT






This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.



THROUGH THIRD PARTIES



We encourage you to consult with an investment professional, who can look after the necessary paperwork to complete a transaction and help you with your investment decisions. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details. Broker-dealers, including the Funds' distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Advisor Funds through the account(s). Contact your investment professional, and consult the Statement of Additional Information for more information about promotional programs. You can manage your account through a third party in the following ways:



     o    OPEN AN ACCOUNT



     o    MAKE ADDITIONAL INVESTMENTS



     o    EXCHANGE SHARES



     o    SELL SHARES



BY MAIL



Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:



     o    MAKE ADDITIONAL INVESTMENTS



          Send an Additional Investment Form and a check or money order payable to Strong.



     o    EXCHANGE SHARES






          You can exchange shares of a Fund for an appropriate class of another Strong Fund if the accounts have the same name, address, and taxpayer identification number.



     o    SELL SHARES



          Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners or other authorized persons, and the mailing address.

AUTOMATICALLY



You can manage your account through automatic investment options in the following ways:



     o    MAKE ADDITIONAL INVESTMENTS



          AIP. The Automatic Investment Plan (AIP) allows you to make regular, automatic investments from your bank checking or savings account. Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice. Dividends and Capital Gains. Your dividends and capital gains distribution will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, a Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your broker-dealer or call us at 1-800-368-1683.



     o    EXCHANGE SHARES



          The Automatic Exchange Plan allows you to make regular, automatic exchanges from one eligible Strong Advisor Fund to another.



     o    SELL SHARES



          The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account, or, as a check to you or anyone you properly designate.



BY TELEPHONE



Call 1-800-368-1683 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. You can manage your account by telephone in the following way:



     o    EXCHANGE SHARES



          For accounts with the Exchange Option, you can exchange shares of a Fund for an appropriate class of another Strong Advisor Fund if the accounts have the same name, address, and taxpayer identification number.



WIRE



Please call 1-800-368-1683 for wire instructions. You can manage your account by wire in the following way:



     o    MAKE ADDITIONAL INVESTMENTS



INVESTMENT MINIMUMS



When buying shares, you must meet the following investment minimum requirements:



                                                 Initial Investment Minimum        Additional Investment Minimum
----------------------------------------------------------------------------------------------------------------

Regular accounts                                 $2,500                            $100
----------------------------------------------------------------------------------------------------------------

Coverdell Education Savings Accounts,            $1,000                            $100
traditional IRAs, Roth IRAs, SEP IRAs, and
UGMA/UTMA accounts
----------------------------------------------------------------------------------------------------------------

SIMPLE IRAs and 403(b)(7), Keogh, Pension        the lesser of $250 or $25 per     $ 50
Plan, Profit Sharing Plan, and 401(k) Plan       month
accounts*
----------------------------------------------------------------------------------------------------------------



* If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.

ADDITIONAL INFORMATION



ACCOUNT OPTIONS AND SERVICES



Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Ask your investment professional or call 1-800-368-1683 for more information.



DUPLICATE COPIES OF DOCUMENTS



Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.



EXCHANGING SHARES



An exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Please ask for an appropriate prospectus, and read it before investing in any of the Strong Funds. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. You can exchange shares between most Strong Funds within the same class, generally without paying any additional sales charges. However, if you exchange shares held for less than 6 to 12 months, you may be charged the difference between the initial sales charge of the two Funds. Generally, exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange your Class B shares for the same class of shares of another Strong Fund, the time your shares are held in that Fund will count toward the eight-year period for automatic conversion to Class A shares. Frequent exchanges can interfere with Fund management or operations and drive up costs for all shareholders. To protect other Fund shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers").



HOUSEHOLDING



If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-1683 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.



MARKET TIMERS



The Funds will consider the following factors to identify market timers: shareholders who (1) have requested an exchange out of a Fund within 30 days of an earlier exchange request; (2) have exchanged shares out of a Fund more than twice in a calendar quarter; (3) have exchanged shares equal to at least $5 million or more than 1% of a Fund's net assets; or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.



PERSONAL INFORMATION



We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may refuse to open an account for you. Until we are able to verify your identity, we may take certain actions on your account without prior notice to you, including rejecting purchase and redemption requests, suspending account services, or closing the account.



PURCHASES IN KIND






You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.



PURCHASING SHARES



We only accept checks made payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may not accept third-party checks. You will be charged $25 for every check or Electronic

Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.



REDEMPTION FEE



The Advisor Large Company Core Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a 1.00% fee, based on the redeemed shares' market value, on redemptions (including exchanges and involuntary redemptions) of Fund shares held for less than one year. Redemption fees are paid to the Fund. The Fund uses the "first-in, first-out" (FIFO) method to determine the one-year holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.



SELLING SHARES



After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on the account. If you recently purchased shares, your redemption may be delayed by up to ten days to allow the purchase check or electronic transaction to clear. In some cases your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.



You may be assessed a redemption fee if you redeem Class A shares of the Advisor Large Company Core Fund within one year of purchase. With respect to each Fund, you may be assessed a CDSC, if applicable. When you redeem Class A, B, or C shares subject to a CDSC, the Funds will first redeem any shares that are not subject to a CDSC and then redeem the shares you have owned for the longest period of time. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on your purchase price, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.






If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds, unless you transfer all of the proceeds to an eligible retirement plan.





SIGNATURE GUARANTEES


A signature guarantee is designed to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require a signature guarantee for all authorized owners of an account include but are not limited to:



     o When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account;



     o When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners;




     o When transferring the ownership of an account to another individual or organization;










     o If adding/changing a name or adding/removing an owner on an account, and



     o    If adding/changing the beneficiary on a transfer-on-death account.



A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that notary public stamp or seal is not a substitute for a Medallion signature guarantee.

TELEPHONE AND ELECTRONIC TRANSACTIONS


We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.


VERIFICATION OF ACCOUNT STATEMENTS


Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


DISTRIBUTIONS

DISTRIBUTION POLICY


To the extent they are available, the Advisor Common Stock Fund, the Advisor Endeavor Large Cap Fund, the Advisor Focus Fund, the Advisor Select Fund, the Advisor International Core Fund, the Advisor Small Cap Value Fund, the Advisor Technology Fund, and the Advisor U.S. Small/Mid Cap Growth Fund generally pay you dividends from net investment income and distribute any net capital gains that it realizes annually. To the extent they are available, the Advisor Large Company Core Fund, the Advisor U.S. Value Fund, and the Advisor Utilities and Energy Fund generally pay you dividends from net investment income quarterly and distribute net realized capital gains annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Your dividends and capital gains distributions will be automatically reinvested in additional Class A, Class B, or Class C shares of the Fund, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Advisor Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please contact your broker-dealer or call us at 1-800-368-1683.


TAXES

TAXABLE DISTRIBUTIONS


Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the active trading approach of the Advisor Endeavor Large Cap, Advisor Focus, Advisor Large Company Core, Advisor Select, and Advisor Technology Funds may increase the amount of capital gains tax that you have to pay on the Funds' returns. Please note, however, under federal law, the interest income earned from U.S. Treasury securities may be exempt from state and local taxes. Most states allow mutual funds to pass through that exemption to their shareholders, although there are conditions to this exemption in some states.

((Side Box))


--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.
--------------------------------------------------------------------------------


RETURN OF CAPITAL


If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.



YEAR-END STATEMENT



To assist you in tax preparation, after the end of each calendar year, we send you a statement of your Fund's ordinary dividends and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING


By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


((Side Box))


--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:

o Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

o Selling shares of a Fund at a loss if you have purchased additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.
--------------------------------------------------------------------------------


Because everyone's tax situation is unique, you should consult your tax professional for assistance.




RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone, facsimile, and online account redemption privileges, for any reason.


o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the Fund and its shareholders.



o Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.


o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.



STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus, even though it is not physically contained within this prospectus.


TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-1683                     1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   service@Strong.com
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.


*Information about a Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
(202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about a Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.




Strong Advisor Common Stock Fund, a series of Strong Common Stock Fund, Inc., SEC file number: 811-05687



Strong Advisor Endeavor Large Cap Fund, a series of Strong Common Stock Fund, Inc., SEC file number: 811-05687



Strong Advisor Focus Fund, a series of Strong Common Stock Fund, Inc., SEC file number: 811-05687



Strong Advisor International Core Fund, a series of Strong International Equity Funds, Inc., SEC file number: 811-06524



Strong Advisor Large Company Core Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100



Strong Advisor Select Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-03793



Strong Advisor Small Cap Value Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100



Strong Advisor Technology Fund, a series of Strong Common Stock Fund, Inc., SEC file number: 811-05687



Strong Advisor U.S. Small/Mid Cap Growth Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-03793



Strong Advisor U.S. Value Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-07656



Strong Advisor Utilities and Energy Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-08100




                                                            305EQYA/WH2011 05-03

                                                        PROSPECTUS | May 1, 2003


[INVESTOR CLASS (written vertically)]


                                                                          STRONG
                                                                   INTERNATIONAL
                                                                           FUNDS


                                                                [PICTURE OF MAN]


                            Strong Asia Pacific Fund
                              Strong Overseas Fund


                                                            STRONG [STRONG LOGO]

The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What are the Funds' objectives?                                              1

What are the Funds' principal investment strategies?                         1

What are the main risks of investing in the Funds?                           2

What are the Funds' fees and expenses?                                       7

Who are the Funds' investment advisor and portfolio managers?                9

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW                                 10

Percentage Restrictions                                                     11

Comparing the Funds                                                         11

Financial Highlights                                                        12

YOUR ACCOUNT

Share Price                                                                 15

Managing Your Account                                                       16

Investment Minimums                                                         20

Additional Information                                                      20

Distributions                                                               25

Taxes                                                                       26

Reserved Rights                                                             28

For More Information                                                        36



In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.






   PLEASE FIND STRONG'S PRIVACY POLICY INSIDE THE BACK COVER OF THIS BOOKLET.

YOUR INVESTMENT

KEY INFORMATION


WHAT ARE THE FUNDS' OBJECTIVES?



The STRONG ASIA PACIFIC FUND and STRONG OVERSEAS FUND seek capital growth.



WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?



The ASIA PACIFIC FUND invests, under normal conditions, at least 80% of its net assets in stocks from companies located in Asia or the Pacific Basin (excluding the U.S.). The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. The manager may sell a holding when it no longer has these traits.









The OVERSEAS FUND invests, under normal conditions, at least 80% of its net assets in stocks of companies located in ten or more foreign countries, which may include stocks from emerging markets. The managers apply a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. Stocks are sold from the Fund when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.



The managers of the Funds may invest up to 100% of each Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Funds' managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in a Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, a Fund may not achieve its investment objective.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?



STOCK RISKS: The major risks of each Fund are those of investing in the stock market. This means the Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested. These risks are magnified in foreign markets.






ACTIVE MANAGEMENT RISK: Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.



FOREIGN SECURITIES RISKS: Foreign investments may be subject to currency-rate fluctuations, political and economic instability, along with different financial reporting standards and taxes, less liquidity, and less-strict regulation of securities markets than U.S. investments. In less-established, emerging markets, these risks are greater. Other risks of emerging foreign markets include smaller securities markets and lower trading volumes, which may lead to greater price volatility, national policies restricting investment opportunities, and less-developed legal and accounting structures governing investments. Investments in emerging markets may be subject to higher brokerage costs and foreign custody service fees than investments in the U.S. or more-established foreign markets.



GROWTH-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Each Fund invests in growth-style stocks. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.






NOT INSURED RISK: An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.



REGIONAL RISK: Because the Asia Pacific Fund's investments are focused in a single region, the Fund's shares are likely to fluctuate in value more than those of a Fund investing in a broader range of countries.



SMALL AND MEDIUM COMPANIES RISK: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Funds' portfolios. Generally, the smaller the company size, the greater these risks.



The Funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Funds.



FUND STRUCTURE



Each of the Funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares are offered in this prospectus. The principal differences among classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.


FUND PERFORMANCE


The following return information illustrates how the performance of the Funds' Investor Class shares can vary, which is one indication of the risks of investing in the Funds. The information also provides some indication of the risks of investing in the Funds by showing how each Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Funds will perform in the future. The information assumes that you reinvested all dividends and distributions.


CALENDAR YEAR TOTAL RETURNS


Year        Asia Pacific          Overseas
----        ------------          --------
1994            -5.3%                 --
1995             5.9%                 --
1996             2.1%                 --
1997           -31.0%                 --
1998            -3.1%                 --
1999            96.0%               96.3%
2000           -36.9%              -33.5%
2001           -12.5%              -19.2%
2002            -7.8%              -20.0%

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)



Fund name                Best quarter return         Worst quarter return
-------------------------------------------------------------------------
Asia Pacific             37.4% (2nd Q 1999)           -22.5% (4th Q 1997)
Overseas                 53.4% (4th Q 1999)           -19.6% (3rd Q 2002)





AVERAGE ANNUAL TOTAL RETURNS


As of 12-31-02



Fund/Index                                                    1-year              5-year        Since Fund Inception(1)
----------                                                    ------              ------        -----------------------
ASIA PACIFIC
Return Before Taxes                                            -7.78%             -0.69%                  -4.15%
Return After Taxes on Distributions                            -8.02%             -1.51%                  -4.93%
Return After Taxes on Distributions and Sale
of Fund Shares                                                 -4.77%(2)          -0.84%                  -3.45%(2)
MSCI AP Index (reflects no deductions for
fees, expenses, or taxes)(3)                                   -5.11%             -1.46%                  -4.92%
Lipper Pacific Region Funds Index (reflects
no deductions for fees expenses, or taxes)(4)                  -8.37%             -3.30%                  -5.25%

OVERSEAS
Return Before Taxes                                           -19.98%                --                   -2.71%
Return After Taxes on Distributions                           -19.98%                --                   -2.85%
Return After Taxes on Distributions and Sale
of Fund Shares(2)                                             -12.27%                --                   -2.20%
MSCI EAFE(R)Index (reflects no deductions
for fees, expenses, or taxes)(5)                              -15.94%                --                   -6.34%
Lipper International Funds Index (reflects no
deductions for fees, expenses, or taxes)(4)                   -13.83%                --                   -4.97%



(1) The Asia Pacific Fund and the Overseas Fund commenced operations on December 31, 1993, and June 30, 1998, respectively.



(2) Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.



(3) The Morgan Stanley Capital International AC (All Country) Far East Free ex. Japan Index(SM) (MSCI AP Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan.



(4) The Lipper Pacific Region Funds Index and the Lipper International Funds Index are averages of the 30 largest funds in their respective Lipper category.



(5) The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE(R) Index) is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


From time to time, the Overseas Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

WHAT ARE THE FUNDS' FEES AND EXPENSES?



This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES
(fees paid directly from your investment)


The Funds are 100% no-load, so you pay no sales charges (loads) to buy or sell shares. However, shares of each Fund held for less than 15 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.


ANNUAL FUND OPERATING EXPENSES


(expenses that are deducted from Fund assets)



The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.



The Annual Fund Operating Expenses table and Example table shown below are based on actual expenses incurred during the Fund's fiscal period ended December 31, 2002. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)


                                                                                        Net Annual
                                                                                        Operating
                                                                                      Expenses (after
                                               Total Annual      Contractual            contractual
                  Management       Other        Operating       Waivers and/or         waivers and/or
Fund                Fees(1)       Expenses       Expenses        Absorptions            absorptions)
-----------------------------------------------------------------------------------------------------
Asia Pacific         0.75%          1.34%        2.09%(2)           0.09%              2.00%(2),(3)
Overseas             0.75%          1.37%        2.12%(2)           0.62%              1.50%(2),(3)



(1) The Funds have a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.



(2) The Funds participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds' Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or any other expense reimbursements or fee waiver arrangements for the Funds. After giving effect to these credits, expense reimbursements, and fee waiver arrangements, Total Annual Operating Expenses as of December 31, 2002, were 1.97% for the Asia Pacific Fund and 1.79% for the Overseas Fund. Voluntary expense reimbursements and fee waiver arrangements may be modified or terminated at any time.



(3) We have contractually agreed to waive our fees and/or absorb expenses until May 1, 2004, to keep Total Annual Operating Expenses at no more than 2.00% for the Asia Pacific Fund and 1.50% for the Overseas Fund.



EXAMPLE: This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Fund                  1 year         3 years         5 years         10 years
-----------------------------------------------------------------------------
Asia Pacific           $203            $646          $1,115           $2,414
Overseas               $153            $604          $1,082           $2,403

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?



Strong Capital Management, Inc. (Strong) is the investment advisor for the Funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $38 billion as of February 28, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.



As compensation for its advisory services, each Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of that Fund.



                      For assets under           For the next                  For assets
Fund                     $4 billion            $2 billion assets          $6 billion and above
----------------------------------------------------------------------------------------------
Asia Pacific                0.75%                     0.725%                    0.70%
Overseas                    0.75%                     0.725%                    0.70%



The following individuals are the Funds' Portfolio Managers.


ANTHONY L. T. CRAGG manages the Asia Pacific Fund. He joined Strong as a Portfolio Manager in April 1993. Mr. Cragg has managed the Asia Pacific Fund since its inception in December 1993. From December 1986 to March 1993, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. Mr. Cragg began his investment career in 1980 at Gartmore, Ltd., as an international investment manager, where his tenure included assignments in London, Hong Kong, and Tokyo. He received his master's degree in English literature in 1977 from Christ Church, Oxford University.


STACEY HO co-manages the Overseas Fund. Ms. Ho joined Strong as a Portfolio Co-Manager of the Fund in May 2001 and has earned the right to use the Chartered Financial Analyst designation. From May 1997 to May 2001, she was a Portfolio Manager and, beginning in 2001, a managing director for international equity Funds for Wells Capital Management Inc. From January 1995 to September 1996, Ms. Ho was a Portfolio Manager of international equity funds at Clemente Capital Management. From January 1990 to January 1995, she managed Japanese and U.S. equity portfolios and co-managed global asset allocation equity portfolios for Edison International. Ms. Ho received her bachelor's degree in civil engineering from San Diego State University in 1980, her master's degree in environmental engineering from Stanford University in 1981, and her master's of business administration degree from the University of California-Los Angeles in 1988.



KATHERINE SCHAPIRO co-manages the Overseas Fund. Ms. Schapiro has earned the right to use the Chartered Financial Analyst designation. Ms. Schapiro joined Strong in May 2001 as a Portfolio Co-Manager of the Fund. From August 1992 to May 2001, Ms. Schapiro was a Portfolio Manager and, beginning in 1999, a managing director for international equity funds at Wells Fargo Bank and Wells Capital Management, Inc. From November 1988 to June 1992, Ms. Schapiro was a Portfolio Manager at Newport Pacific Management/Tyndall International Management. From December 1985 to November 1988, Ms. Schapiro was a Portfolio Manager at Thornton Management Ltd. From July 1981 to December 1985, Ms. Schapiro was an analyst and Portfolio Manager at Western Asset Management and Harris Bretall Sullivan & Smith. Ms. Schapiro received her bachelor's degree in Spanish literature from Stanford University in 1981.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW





Each Fund may participate in the initial public offering (IPO) market. However, a Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, a Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.



PERCENTAGE RESTRICTIONS



The Funds' prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Funds may invest (Percentage Restrictions). Percentage Restrictions apply at the time a Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



COMPARING THE FUNDS



The following chart will help you to distinguish among the Funds and to determine their suitability for your investment needs:



                                                               Anticipated
    Fund                 Country Diversification             Equity Exposure                  Investment Focus
-----------------------------------------------------------------------------------------------------------------
Asia Pacific          One or more foreign countries             80 to 100%                 Asia and Pacific Basin
-----------------------------------------------------------------------------------------------------------------
Overseas              At least 10 foreign countries             80 to 100%                 Non-U.S.
-----------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


This information describes investment performance of the Investor Class shares of each Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of each Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

STRONG ASIA PACIFIC FUND - INVESTOR CLASS



                                                              Dec. 31,     Dec. 31,  Dec. 31,    Oct. 31,  Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA (a)                                     2002         2001     2000(b)      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 6.18       $ 7.13    $ 7.79      $ 9.62    $ 5.43    $ 7.35
Income From Investment Operations:
    Net Investment Income (Loss)                                (0.00)(c)    (0.06)    (0.00)(c)   (0.19)     0.05      0.07
    Net Realized and Unrealized Gains (Losses) on
      Investments                                               (0.48)       (0.83)    (0.30)      (1.24)     4.14     (1.90)
-----------------------------------------------------------------------------------------------------------------------------
    Total From Investment Operations                            (0.48)       (0.89)    (0.30)      (1.43)     4.19     (1.83)
Less Distributions:
    From Net Investment Income                                  (0.04)       (0.06)    (0.36)      (0.40)       --     (0.07)
    In Excess of Net Investment Income                             --           --        --          --        --     (0.02)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (0.04)       (0.06)    (0.36)      (0.40)       --     (0.09)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 5.66       $ 6.18    $ 7.13      $ 7.79    $ 9.62    $ 5.43
============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
    Total Return                                                 -7.8%       -12.5%     -3.8%      -16.2%    +77.2%    -25.1%
    Net Assets, End of Period (In Millions)                    $   57       $   38    $   56      $   57    $  103    $   22
    Ratio of Expenses to Average Net Assets Before Expense        2.1%         2.4%      2.0%*       1.7%      2.0%      2.0%
    Offsets
    Ratio of Expenses to Average Net Assets                       2.0%         2.0%      2.0%*       1.7%      1.7%      2.0%
    Ratio of Net Investment Income (Loss) to Average Net
    Assets                                                       (0.4%)       (0.2%)    (0.3%)*     (0.3%)     0.2%      1.1%
    Portfolio Turnover Rate                                     158.9%       165.5%     22.9%      181.5%    206.1%    192.9%



* Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) In 2000, the Fund changed its fiscal year-end from October to December.



(c) Amount calculated is less than $0.005.



STRONG OVERSEAS FUND -INVESTOR CLASS



                                                       Dec. 31,    Dec. 31,    Dec. 31,    Oct. 31,    Oct. 31,        Oct. 31,
SELECTED PER-SHARE DATA (a)                              2002        2001      2000 (b)      2000        1999          1998 (c)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.86      $13.66      $15.17      $14.37      $ 8.20          $10.00
Income From Investment Operations:
    Net Investment Income (Loss)                         (0.01)       0.01       (0.03)      (0.04)      (0.08)          (0.02)
    Net Realized and Unrealized Gains (Losses) on
      Investments                                        (2.16)      (2.63)      (1.48)       0.84        6.25           (1.78)
-------------------------------------------------------------------------------------------------------------------------------
    Total From Investment Operations                     (2.17)      (2.62)      (1.51)       0.80        6.17           (1.80)
Less Distributions:
    From Net Investment Income                              --       (0.18)         --          --          --              --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     --       (0.18)         --          --          --              --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $ 8.69      $10.86      $13.66      $15.17      $14.37          $ 8.20
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
    Total Return                                         -20.0%      -19.2%      -10.0%       +5.6%      +75.2%          -18.0%
    Net Assets, End of Period (In Millions)             $   84      $   25      $   41      $   45      $    7          $    3
    Ratio of Expenses to Average Net Assets Before
    Expense Offsets                                        2.1%        2.5%        1.9%*       1.8%        2.0%            2.0%*
    Ratio of Expenses to Average Net Assets                1.8%        1.9%        1.9%*       1.7%        2.0%            2.0%*
    Ratio of Net Investment Income (Loss) to
    Average Net Assets                                    (0.1%)       0.1%       (1.3%)*     (0.3%)      (0.9%)          (0.7%)*
    Portfolio Turnover Rate                               45.9%      169.2%       12.8%      116.6%      106.4%           59.5%



* Calculated on an annualized basis.



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



(b) In 2000, the Fund changed its fiscal year-end from October to December.



(c) For the period from June 30, 1998 (inception) through October 31, 1998.

YOUR ACCOUNT


SHARE PRICE


Your price for buying, selling, or exchanging shares of a specific class of a Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.



NAV is based on the market value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used.


((Side Box))


--------------------------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
--------------------------------------------------------------------------------


FOREIGN SECURITIES


Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of portfolio securities that occur after the time a foreign exchange assigns a price to the portfolio securities and before the time when we calculate a Fund's NAV generally will not be taken into account in computing the Fund's NAV. However, the effects of significant events will be reflected in the Fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that such significant events require fair valuation of those portfolio securities that may be affected by the event.






MANAGING YOUR ACCOUNT



This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.






ONLINE



At www.Strong.com, you can access Fund performance and portfolio holding information, portfolio manager commentaries, account options information, account history, balances, and recent dividend information. In addition, you can update your mailing address and add or make changes to an Automatic Investment Plan. Also, you can sign up to receive regulatory documents and inserts, daily transaction reports, and account statements electronically, or you can request that we discontinue electronic delivery. Additional planning tools and market information are also available. You can manage your account online in the following ways:









-   OPEN AN ACCOUNT



         Complete and submit our online application; current investors may open an account by exchanging shares from another Strong account.



-   MAKE ADDITIONAL INVESTMENTS

         With Express Purchase(SM), you can make additional investments to an existing account directly from your bank account.



-   EXCHANGE SHARES



         For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same name, address, and taxpayer identification number.



-   SELL SHARES



         For accounts with the Redemption Option, you can have a check mailed to your account's address or have the proceeds either electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.









BY MAIL



Please send all mail requests to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:









-   OPEN AN ACCOUNT



         Send a signed, completed application and check or money order payable to Strong.



-   MAKE ADDITIONAL INVESTMENTS



         Send an Additional Investment Form and a check or money order payable to Strong.



-   EXCHANGE SHARES



         Send written instructions for Strong accounts with the same name, address, and taxpayer identification number.



-   SELL SHARES



         Send written instructions, including your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners or other authorized persons, and the mailing address.

BY TELEPHONE



You may call 1-800-368-3863 to speak to a customer service representative. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider calling the Strong Direct(R) automated voice-recognition system at 1-800-368-7550 or using our web site. With Strong Direct(R), you can access current Fund share prices and other Fund information and account information. You can manage your account by telephone in the following ways:



-   OPEN AN ACCOUNT



         For accounts with the Exchange Option, you can exchange shares into a new Strong Fund.



-   MAKE ADDITIONAL INVESTMENTS



         With Express Purchase(SM), you can make additional investments to an existing account directly from your bank account.
























-   EXCHANGE SHARES



         For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same name, address, and taxpayer identification number.



-   SELL SHARES



         For accounts with the Redemption Option, you can have a check mailed to your account's address, electronically transmitted to a pre-authorized bank account, or, for the applicable fee, wired to a pre-authorized bank account.









AUTOMATICALLY



You can manage your account through automatic investment options in the following ways:









-   MAKE ADDITIONAL INVESTMENTS



         AIP. The Automatic Investment Plan (AIP) allows you to make regular, automatic investments from your bank checking or savings account.



         Payroll Direct Deposit. The Payroll Direct Deposit Plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Fund of your choice.



         Dividends and Capital Gains. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.



-   EXCHANGE SHARES



         The Automatic Exchange Plan allows you to make regular, automatic exchanges between Strong accounts.



-   SELL SHARES



         The Systematic Withdrawal Plan allows you to redeem a fixed sum from your account on a regular basis and send it electronically to a bank account or as a check to you or anyone you properly designate.



BY WIRE






Please call a customer service representative for wire instructions. You can manage your account by wire in the following ways:









-   MAKE ADDITIONAL INVESTMENTS



-   SELL SHARES



         For accounts with the Redemption Option, and for the applicable fee, you may have the proceeds wired to a pre-authorized bank account.






THROUGH THIRD PARTIES



When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details. Broker-dealers, including the Funds' distributor, and other intermediaries may sponsor or participate in promotional programs in which investors receive incentives for establishing accounts with the broker-dealer or intermediary and/or for purchasing shares of the Strong Funds. Contact your broker-dealer or intermediary, or consult the Statement of Additional Information for more information on these programs. You can manage your account through a third party in the following ways:






-   OPEN AN ACCOUNT



-   MAKE ADDITIONAL INVESTMENTS



-   EXCHANGE SHARES



-   SELL SHARES






















































IN PERSON



Visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit our web site, or call a customer service representative for hours, directions, and the locations of our other Investor Centers.



















































INVESTMENT MINIMUMS






When buying shares, you must meet the following investment minimum requirements:



                                                    Initial Investment Minimum                      Additional Investment Minimum
---------------------------------------------------------------------------------------------------------------------------------
Regular accounts                                              $2,500                                          $100
---------------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts,                         $1,000                                          $100
traditional IRAs, Roth IRAs, SEP IRAs,
and UGMA/UTMA accounts
---------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRAs and 403(b)(7), Keogh,                   the lesser of $250 or $25 per                             $ 50
Pension Plan, Profit Sharing Plan, and 401(k)       month
Plan accounts*
---------------------------------------------------------------------------------------------------------------------------------



* If you open an employer-sponsored retirement plan account for which we provide or for which one of our alliance partners provides document or administrative services, there is no initial investment minimum.



ADDITIONAL INFORMATION



ACCOUNT OPTIONS AND SERVICES



Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information or to request a Shareholder Account Options form.


DUPLICATE COPIES OF DOCUMENTS


Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call a customer service representative for more information.



EARLY REDEMPTION FEE



Each Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt a Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund assesses a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for less than 15 calendar days. Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 15-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.

EXCHANGING SHARES



An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.


HOUSEHOLDING


If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.








LOW BALANCE ACCOUNT FEE

Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

MARKET TIMERS


The Funds will consider the following factors to identify market timers: shareholders who (1) have requested an exchange out of a Fund within 30 days of an earlier exchange request; (2) have exchanged shares out of a Fund more than twice in a calendar quarter; (3) have exchanged shares equal to at least $5 million or more than 1% of a Fund's net assets; or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.



PERSONAL INFORMATION



We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may refuse to open an account for you. Until we are able to verify your identity, we may take certain actions on your account without prior notice to you, including rejecting purchase and redemption requests, suspending account services, or closing the account.


PURCHASES IN KIND


You may, if we approve, purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.



PURCHASING SHARES



We only accept checks payable to Strong. We do not accept cash, checks drawn on banks outside the U.S., or credit card checks, and we may not accept third-party checks. You will be charged $25 for every check or Electronic Funds Transfer returned unpaid. When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase, until you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.



RETIREMENT ACCOUNTS



We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:



- INDIVIDUAL RETIREMENT PLANS, including traditional IRAs and Roth IRAs, call 1-800-368-3863.



- QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

There may be special distribution requirements for a retirement account. For more information, call the appropriate number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 and a $50 fee for transferring assets to another custodian or for closing a retirement account. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.



SELLING SHARES



After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted electronically will usually arrive at your bank two banking days after we process your transaction. Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. If no direction is provided as to how or where to deliver the proceeds, we will mail a check to the address on the account. Because the post office will not forward checks, please notify us if your address has changed. If you recently purchased shares, your redemption may be delayed up to ten days to allow the purchase payment to clear. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.


SIGNATURE GUARANTEES


A signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require a signature guarantee for all authorized owners of an account include, but are not limited to:



     - When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account;



     - When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners;



     - When transferring the ownership of an account to another individual or organization;



     - When requesting to redeem or redeposit shares that have been issued in certificate form;



     - If adding/changing a name or adding/removing an owner on an account, and



     -     If adding/changing the beneficiary on a transfer-on-death account.



A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.


TELEPHONE AND ELECTRONIC TRANSACTIONS


We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received by telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our automated voice-recognition system and our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.





VERIFICATION OF ACCOUNT STATEMENTS


Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY


To the extent they are available, the Funds generally pay you dividends from net investment income and distribute net realized capital gains annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Your dividends and capital gains distributions will be automatically reinvested in additional Investor Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


TAXES

TAXABLE DISTRIBUTIONS


Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.


((Side Box))


--------------------------------------------------------------------------------
Generally, if your investment is in a traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid but instead at the time you withdraw them from your account.
--------------------------------------------------------------------------------


RETURN OF CAPITAL


If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.















YEAR-END STATEMENT



To assist you in tax preparation, after the end of each calendar year, we send you a statement of your Fund's ordinary dividends and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING


By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.

((Side Box))



--------------------------------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, you may want to avoid:

- Investing a large amount in a Fund close to the end of the calendar year. If the Fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.

- Selling shares of a Fund at a loss if you have purchased additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same Fund within 30 days following the sale. This is called a wash sale, and you will not be allowed to claim a tax loss on the transaction.
--------------------------------------------------------------------------------


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

- Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone, facsimile, and online account redemption privileges, for any reason.


- Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor's history of excessive trading).


-    Change the minimum or maximum investment amounts.

- Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

- Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


- Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of a Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the Fund and its shareholders.



- Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.


-    Waive the initial investment minimum at our discretion.

- Reject any purchase or redemption request that does not contain all required documentation.

-    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.



STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus, even though it is not physically contained within this prospectus.


TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                      FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                  1-800-999-2780

BY MAIL                                           BY OVERNIGHT DELIVERY
Strong Funds                                      Strong Funds
P.O. Box 2936                                     900 Heritage Reserve
Milwaukee, WI 53201-2936                          Menomonee Falls, WI 53051

ON THE INTERNET                                   BY E-MAIL
View online or download documents:                service@Strong.com
Strong Funds: www.Strong.com
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.


*Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
(202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Funds are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.



Strong Asia Pacific Fund, a series of Strong Asia Pacific Fund, Inc., SEC file number 811-08098









Strong Overseas Fund, a series of Strong International Equity
Funds, Inc., SEC file number 811-06524

                                                        PROSPECTUS | May 1, 2003


[INSTITUTIONAL CLASS (written vertically)]

                                                                          STRONG
                                                                        OVERSEAS
                                                                            FUND

                                                                [PICTURE OF MAN]

                                                            STRONG [STRONG LOGO]

The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What is the Fund's objective?                                                1

What are the Fund's principal investment strategies?                         1

What are the main risks of investing in the Fund?                            2

What are the Fund's fees and expenses?                                       7

Who are the Fund's investment advisor and portfolio managers?                8

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW                                 10

Percentage Restrictions                                                     10

Financial Highlights                                                        10

YOUR ACCOUNT

Share Price                                                                 13

Managing Your Account                                                       14

Investment Minimums                                                         16

Additional Information                                                      16

Distributions                                                               20

Taxes                                                                       21

Reserved Rights                                                             22

For More Information                                                        24


In this prospectus, "we," "us," or "our" refers either to Strong Capital Management, Inc., the investment advisor for the Strong Funds, or Strong Investor Services, Inc., the administrator and transfer agent for the Strong Funds.


   PLEASE FIND STRONG'S PRIVACY POLICY INSIDE THE BACK COVER OF THIS BOOKLET.

YOUR INVESTMENT

KEY INFORMATION


WHAT IS THE FUND'S OBJECTIVE?


The STRONG OVERSEAS FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The OVERSEAS FUND invests, under normal conditions, at least 80% of its net assets in stocks of companies located in ten or more foreign countries, which may include stocks from emerging markets. The managers apply a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. Stocks are sold from the Fund when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.



The managers of the Fund may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in a Fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

STOCK RISKS: The major risks of the Fund are those of investing in the stock market. This means the Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested. These risks are magnified in foreign markets.


ACTIVE MANAGEMENT RISK: The Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.



FOREIGN SECURITIES RISKS: Foreign investments may be subject to currency-rate fluctuations, political and economic instability, along with different financial reporting standards and taxes, less liquidity, and less-strict regulation of securities markets than U.S. investments. In less-established, emerging markets, these risks are greater. Other risks of emerging foreign markets include smaller securities markets and lower trading volumes, which may lead to greater price volatility, national policies restricting investment opportunities, and less-developed legal and accounting structures governing investments. Investments in emerging markets may be subject to higher brokerage costs and foreign custody service fees than investments in the U.S. or more-established foreign markets.

GROWTH-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth-style stocks. The Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.





NOT INSURED RISK: An investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SMALL AND MEDIUM COMPANIES RISK: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more-established companies. As a result, the companies' performance can be more volatile, and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.



The Fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The Fund is not appropriate for investors concerned primarily with principal stability. It is possible to lose money by investing in the Fund.


FUND STRUCTURE

The Fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Institutional Class shares are offered in this prospectus. The principal differences among classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE


The following return information illustrates how the performance of the Fund's Institutional Class shares can vary, which is one indication of the risks of investing in the Fund. The information also provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that the past performance of the Fund, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.



Performance results for the Institutional Class shares, which were first offered on December 31, 2002, are based on the historical performance of the Fund's Investor Class shares, from the inception of the Fund through December 30, 2002. The Investor Class shares of the Fund, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Institutional Class shares, because the Investor Class shares are invested in the same portfolio of securities but are subject to a higher annual expense ratio. The returns for the Institutional Class shares are similar to those of the Investor Class shares depicted below, because each is invested in the same portfolio of securities, and the differences generally relate to the differences in the fees and expenses of each class of shares.





CALENDAR YEAR TOTAL RETURNS


Year        Overseas
----        --------
1999          96.3%
2000         -33.5%
2001         -19.2%
2002         -20.0%

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)


Fund name               Best quarter return                 Worst quarter return
---------               -------------------                 --------------------
Overseas                53.4% (4th Q 1999)                  -19.6% (3rd Q 2002)



AVERAGE ANNUAL TOTAL RETURNS
As of 12-31-02



Fund/Index                                       1-year           Since Fund Inception(1)
----------                                       ------           -----------------------
OVERSEAS
Return Before Taxes                              -19.98%                  -2.71%
Return After Taxes on Distributions              -19.98%                  -2.85%
Return After Taxes on Distributions and
 Sale of Fund Shares(2)                          -12.27%                  -2.20%
MSCI EAFE(R)Index (reflects no deductions
for fees, expenses, or taxes)(3)                 -15.94%                  -6.34%
Lipper International Funds Index
(reflects no deductions for fees,
expenses, or taxes)(4)                           -13.83%                  -4.97%



(1) The Overseas Fund commenced operations on June 30, 1998, and Institutional Class shares were first offered on December 31, 2002.


(2) Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


(3) The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE(R) Index) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.



(4) The Lipper International Funds Index is the average of the 30 largest funds in this Lipper category.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


From time to time, the Fund's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.


WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)
The Institutional Class shares of the Fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares. Shares of the Fund held for less than 15 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)


The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement but instead reduce the total return you receive from your Fund investment.

The Annual Fund Operating Expenses table and Example table shown below are based on annualized estimated expenses to be incurred during the Fund's fiscal period ending December 31, 2003. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)


Management Fee(1)                          0.75%
Other Expenses(2)                          0.22%
Total Annual Operating Expenses            0.97%


(1) The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels.


(2) Based on annualized estimated amounts for the current fiscal period.



EXAMPLE: This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1 year         3 years      5 years         10 years
------         -------      -------         --------
 $98            $306         $531            $1,178

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for the Fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $38 billion as of February 28, 2003. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.


As compensation for its advisory services, the Fund pays Strong a management fee at the annual rate specified below of the average daily net asset value of the Fund.


                                                       Current Annual
   Average Daily Net Assets                          Management Fee Rate
   ------------------------                          -------------------
For assets under $4 billion                                  0.75%
For the next $2 billion assets                              0.725%
For assets $6 billion and above                              0.70%



The following individuals are the Fund's Portfolio Managers.



STACEY HO co-manages the Fund. Ms. Ho joined Strong as a Portfolio Co-Manager of the Fund in May 2001 and has earned the right to use the Chartered Financial Analyst designation. From May 1997 to May 2001, she was a Portfolio Manager and, beginning in 2001, a managing director for international equity funds for Wells Capital Management Inc. From January 1995 to September 1996, Ms. Ho was a Portfolio Manager of international equity funds at Clemente Capital Management. From January 1990 to January 1995, she managed Japanese and U.S. equity portfolios and co-managed global asset allocation equity portfolios for Edison International. Ms. Ho received her bachelor's degree in civil engineering from San Diego State University in 1980, her master's degree in environmental engineering from Stanford University in 1981, and her master's of business administration degree from the University of California-Los Angeles in 1988.

KATHERINE SCHAPIRO co-manages the Fund. Ms. Schapiro has earned the right to use the Chartered Financial Analyst designation. Ms. Schapiro joined Strong in May 2001 as a Portfolio Co-Manager of the Fund. From August 1992 to May 2001, Ms. Schapiro was a Portfolio Manager and, beginning in 1999, a managing director for international equity funds at Wells Fargo Bank and Wells Capital Management, Inc. From November 1988 to June 1992, Ms. Schapiro was a Portfolio Manager at Newport Pacific Management/Tyndall International Management. From December 1985 to November 1988, Ms. Schapiro was a Portfolio Manager at Thornton Management Ltd. From July 1981 to December 1985, Ms. Schapiro was an analyst and Portfolio Manager at Western Asset Management and Harris Bretall Sullivan & Smith. Ms. Schapiro received her bachelor's degree in Spanish literature from Stanford University in 1981.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


The Fund may participate in the initial public offering (IPO) market. However, the Fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more-established companies. In addition, the Fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When the Fund is small, profitable IPOs may greatly increase the Fund's total returns, but the Fund is not likely to achieve the same level of performance when it grows larger.


PERCENTAGE RESTRICTIONS


The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (Percentage Restrictions). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.


FINANCIAL HIGHLIGHTS


This information describes investment performance of the Fund's Investor Class shares for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in Investor Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The Investor Class shares are not offered in this prospectus. The returns for the Institutional Class shares are similar to those of the Investor Class shares, because each is invested in the same portfolio of securities and the differences generally relate to the differences in the fees and expenses of each class of shares. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

STRONG OVERSEAS FUND-INVESTOR CLASS


-------------------------------------------------------------------------------------------------------------------
                                                DEC. 31,    DEC. 31,    DEC. 31,    OCT. 31,   OCT. 31,    OCT. 31,
SELECTED PER-SHARE DATA (a)                       2002        2001      2000 (b)      2000       1999      1998 (c)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $10.86      $13.66      $15.17      $14.37     $ 8.20     $ 10.00
Income From Investment Operations:
   Net Investment Income (Loss)                   (0.01)       0.01       (0.03)      (0.04)     (0.08)      (0.02)
   Net Realized and Unrealized Gains
      (Losses) on Investments                     (2.16)      (2.63)      (1.48)       0.84       6.25       (1.78)
------------------------------------------------------------------------------------------------------------------
   Total From Investment Operations               (2.17)      (2.62)      (1.51)       0.80       6.17       (1.80)
Less Distributions:
   From Net Investment Income                        --       (0.18)         --          --         --          --
------------------------------------------------------------------------------------------------------------------
   Total Distributions                               --       (0.18)         --          --         --          --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 8.69      $10.86      $13.66      $15.17     $14.37     $  8.20
==================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
   Total Return                                   -20.0%      -19.2%      -10.0%       +5.6%     +75.2%      -18.0%
   Net Assets, End of Period (In Millions)       $   84      $   25      $   41      $   45     $    7     $     3
   Ratio of Expenses to Average Net Assets
    Before Expense Offsets                          2.1%        2.5%        1.9%*       1.8%       2.0%        2.0%*
   Ratio of Expenses to Average Net Assets          1.8%        1.9%        1.9%*       1.7%       2.0%        2.0%*
   Ratio of Net Investment Income (Loss) to
    Average Net Assets                             (0.1%)       0.1%       (1.3%)*     (0.3%)     (0.9%)      (0.7%)*
   Portfolio Turnover Rate                         45.9%      169.2%       12.8%      116.6%     106.4%       59.5%


* Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.





(b) In 2000, the Fund changed its fiscal year-end from October to December.



(c) For the period from June 30, 1998 (inception) through October 31, 1998.



YOUR ACCOUNT


SHARE PRICE


Your price for buying, selling, or exchanging shares of a specific class of the Fund is the net asset value per share (NAV) for that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange
(NYSE) (usually 3:00 p.m., Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.



NAV is based on the market value of the securities in the Fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used.


((Side Box))


We determine the share price or NAV of a class of shares by dividing the Fund's net assets attributable to the class of shares (the value of the Fund's investments, cash, and other assets attributable to the class of shares minus the Fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.


FOREIGN SECURITIES

Some of the Fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the value of the Fund's investments may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the Fund's NAV. Events affecting the values of portfolio securities that occur after the time a foreign exchange assigns a price to the portfolio securities and before the time when we calculate the Fund's NAV generally will not be taken into account in computing the Fund's NAV. However, the effects of significant events will be reflected in the Fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that such significant events require fair valuation of those portfolio securities that may be affected by the event.






MANAGING YOUR ACCOUNT



This section describes the ways you can manage your account in the Fund. Some transactions and requests will require a signature guarantee. See "Additional Information" for examples.



BY MAIL



Please send all mail requests to Strong Institutional Client Services, P.O. Box 2936, Milwaukee, WI 53201-2936. You can manage your account by mail in the following ways:



     -   OPEN AN ACCOUNT



         Prior to your initial investment, send a signed, completed application.



     -   SELL SHARES



         Send a written request signed exactly as the names of the registered owners appear on the account records, by the minimum number of persons designated on the account application required to effect a redemption.



BY WIRE



Funding of the following transactions must be made by wire:



     -   OPEN AN ACCOUNT



     -   MAKE ADDITIONAL INVESTMENTS



     -   SELL SHARES



Wire instructions:



     U.S. Bank, National Association
     777 East Wisconsin Ave.
     Milwaukee, WI 53202
     ABA routing number: 075000022
     Account number: 112737-090
     For further credit to: (insert your account number and registration)



The Fund pays wire fees, which are a Fund expense. If U.S. Bank, National Association, the Fund's agent, does not receive payment by the close of the federal wire system the same day, your order may be canceled or you may be liable for resulting interest expenses.






BY TELEPHONE



Call 1-888-368-6622 before 3:00 p.m., Central Time, to speak to a customer service representative or 1-414-359-3888 to send a facsimile. Faxed written requests must be signed exactly as the names of the registered owners appear on the account records, by the minimum number of persons designated on the account application required to effect the transaction. During times of unusual market activity, our customer service representatives may be busy, and you may experience a delay placing a telephone request. During these times, consider using our web site. You can manage your account by telephone in the following ways:



     -   MAKE ADDITIONAL INVESTMENTS

     -   EXCHANGE SHARES



         For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same name, address, and taxpayer identification number.



     -   SELL SHARES



         For accounts with the Redemption Option, you can have proceeds wired to a properly authorized bank account.



ONLINE



You can manage your account online at www.StrongInstitutional.com in the following ways:



     -   MAKE ADDITIONAL INVESTMENTS



     -   EXCHANGE SHARES



         For accounts with the Exchange Option, you can exchange shares between Strong accounts with the same name, address, and taxpayer identification number.






     -   SELL SHARES



         For accounts with the Redemption Option, you can have proceeds wired to a properly authorized bank account.






THROUGH THIRD PARTIES



When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details. Broker-dealers, including the Fund's distributor, and other intermediaries may sponsor or participate in promotional programs in which investors receive incentives for establishing accounts with the broker-dealer or intermediary and/or for purchasing shares of the Strong Funds. Contact your broker-dealer or intermediary, or consult the Statement of Additional Information for more information on these programs. You can manage your account through third parties in the following ways:



     -   OPEN AN ACCOUNT



     -   MAKE ADDITIONAL INVESTMENTS



     -   EXCHANGE SHARES



     -   SELL SHARES



INVESTMENT MINIMUMS



The initial investment minimum is $1 million. The initial investment minimum is waived for registered investment advisors with an initial investment minimum of at least $250,000. After your initial investment, additional transactions may be made in any amount.



ADDITIONAL INFORMATION





















ACCOUNT OPTIONS AND SERVICES



Some account options and services are added to your account when it is opened, unless you choose otherwise, and some require registration. In addition, some options and services may be subject to additional restrictions or conditions. Visit our web site or call a customer service representative for more information.


ADVANCE NOTICE OF LARGE TRANSACTIONS

We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5 million. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number. To protect the Fund's performance and shareholders, we discourage frequent trading in response to short-term market fluctuations.

DUPLICATE COPIES OF DOCUMENTS


Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements, and tax forms. Please call a customer service representative for more information.


EARLY REDEMPTION FEE


The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for less than 15 calendar days. Redemption fees are paid to the Fund. The Fund uses the "first-in, first-out" (FIFO) method to determine the 15-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.






EXCHANGING SHARES



An exchange of shares between Strong accounts is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds charge a redemption fee as described in the appropriate Fund's prospectus. The Overseas Fund assesses an early redemption fee of 1.00%, based on the redeemed share's market value, for shares held less than 15 calendar days. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased. Please ask us for the appropriate prospectus, and read it before investing in any of the Strong Funds.








MARKET TIMERS


The Fund will consider the following factors to identify market timers: shareholders who (1) have requested an exchange out of the Fund within 30 days of an earlier exchange request; (2) have exchanged shares out of the Fund more than twice in a calendar quarter; (3) have exchanged shares equal to at least $5 million or more than 1% of the Fund's net assets; or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.



PERSONAL INFORMATION



We are required to obtain certain personal information from you in order to verify your identity. If you do not provide this information, we may refuse to open an account for you. Until we are able to verify your identity, we may take certain actions on your account without prior notice to you, including rejecting purchase and redemption requests, suspending account services, or closing the account.


PURCHASES IN KIND

You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.


PURCHASING SHARES



When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund. We will treat your inaction as approval of this purchase until, you later direct us to sell or exchange these shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order.



SELLING SHARES



After your redemption request is accepted, we normally send your proceeds on the next day NAV is calculated (Business Day). Proceeds transmitted by wire will usually arrive at your bank the first banking day after we process your transaction. The original application must be on file with the Fund's transfer agent before a redemption request will be processed. In some cases, your request will require a signature guarantee in order to process the redemption. Review the "Signature Guarantees" section that follows for details.

SIGNATURE GUARANTEES


A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require a signature guarantee for all authorized owners of an account include but are not limited to:



     - When requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong account;



     - When establishing a bank address with no owner(s) in common with the Strong account owner(s) or when all Strong joint account owners are not also bank account owners;



     - When transferring the ownership of an account to another individual or organization;






     - If adding/changing a name or adding/removing an owner on an account, and



     -   If adding/changing the beneficiary on a transfer-on-death account.



A Medallion signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not a substitute for a Medallion signature guarantee.


TELEPHONE AND ELECTRONIC TRANSACTIONS


We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine and may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. For transactions through our web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN, or password.





VERIFICATION OF ACCOUNT STATEMENTS


Contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


DISTRIBUTIONS

DISTRIBUTION POLICY


To the extent they are available, the Fund generally pays you dividends from net investment income and distributes net realized capital gains annually. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Your dividends and capital gains distributions will be automatically reinvested in additional Institutional Class shares of the Fund, unless you choose otherwise. Your other options are to receive checks for these payments or have them credited to your bank account by Electronic Funds Transfer. If you elect to receive distributions by check, in its discretion, the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-888-368-6622.


TAXES

TAXABLE DISTRIBUTIONS

Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

RETURN OF CAPITAL


If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you, which will generally reduce the cost basis of your shares. Such distributions may also be treated as a sale of your shares.



YEAR-END STATEMENT



To assist you in tax preparation, after the end of each calendar year, we send you a statement of your Fund's ordinary dividends and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING


By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or taxpayer identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:


- Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone, facsimile, and online account redemption privileges, for any reason.


- Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor's history of excessive trading).

-    Change the minimum or maximum investment amounts.

- Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

- Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

- Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the Fund and its shareholders.


- Close any account that does not meet minimum investment requirements. We will give you 60 days' notice to increase your balance to the required minimum.


-    Waive the initial investment minimum at our discretion.

- Reject any purchase or redemption request that does not contain all required documentation.

-    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies, strategies, risks, and techniques. A current SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI is legally considered a part of this prospectus, even though it is not physically contained within this prospectus.


TO REQUEST INFORMATION OR TO ASK QUESTIONS:


BY TELEPHONE                          BY OVERNIGHT DELIVERY
1-888-368-6622                        Strong Institutional Client Services
                                      One Hundred Heritage Reserve
BY MAIL                               Menomonee Falls, WI 53051
Strong Institutional Client Services
P.O. Box 2936                         ON THE INTERNET
Milwaukee, WI 53201-2936              View online or download documents:
                                      Strong Funds: www.StrongInstitutional.com
                                      SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.


*Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call the SEC at
(202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are also available from the EDGAR Database on the SEC's web site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail request to publicinfo@sec.gov.



Strong Overseas Fund, a series of Strong International Equity Funds, Inc., SEC file number 811-06524

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")


STRONG ADVISOR COMMON STOCK FUND, A SERIES FUND OF STRONG COMMON STOCK FUND,
INC.
STRONG ADVISOR ENDEAVOR LARGE CAP FUND, A SERIES FUND OF STRONG COMMON STOCK FUND, INC.
STRONG ADVISOR FOCUS FUND, A SERIES FUND OF STRONG COMMON STOCK FUND, INC. STRONG ADVISOR INTERNATIONAL CORE FUND, A SERIES FUND OF STRONG INTERNATIONAL EQUITY FUNDS, INC.
STRONG ADVISOR LARGE COMPANY CORE FUND, A SERIES FUND OF STRONG EQUITY FUNDS,
INC.
STRONG ADVISOR MID CAP GROWTH FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC. STRONG ADVISOR SELECT FUND, A SERIES FUND OF STRONG OPPORTUNITY FUND, INC. STRONG ADVISOR SMALL CAP VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC. STRONG ADVISOR TECHNOLOGY FUND, A SERIES FUND OF STRONG COMMON STOCK FUND, INC. STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND, A SERIES FUND OF STRONG OPPORTUNITY FUND, INC.
STRONG ADVISOR U.S. VALUE FUND, A SERIES FUND OF STRONG CONSERVATIVE EQUITY FUNDS, INC. STRONG ADVISOR UTILITIES AND ENERGY FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.


P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site:  www.Strong.com


Throughout this SAI, "Fund" refers to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the prospectus dated May 1, 2003. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Fund's Annual Report, which accompanies this SAI, are incorporated by reference into this SAI.



                                   MAY 1, 2003

TABLE OF CONTENTS


                                                                                  PAGE
INVESTMENT RESTRICTIONS.........................................................     4
COMPARING THE FUNDS.............................................................     6
INVESTMENT POLICIES AND TECHNIQUES..............................................     6
   Strong Advisor Common Stock Fund.............................................     6
   Strong Advisor Endeavor Large Cap Fund.......................................     6
   Strong Advisor Focus Fund....................................................     7
   Strong Advisor International Core Fund.......................................     7
   Strong Advisor Large Company Core Fund.......................................     8
   Strong Advisor Mid Cap Growth Fund...........................................     8
   Strong Advisor Select Fund...................................................     9
   Strong Advisor Small Cap Value Fund..........................................     9
   Strong Advisor Technology Fund...............................................     9
   Strong Advisor U.S. Small/Mid Cap Growth Fund................................    10
   Strong Advisor U.S. Value Fund...............................................    10
   Strong Advisor Utilities and Energy Fund.....................................    11
   Asset-Backed Debt Obligations................................................    11
   Borrowing....................................................................    12
   Cash Management..............................................................    12
   Convertible Securities.......................................................    12
   Debt Obligations.............................................................    13
   Depositary Receipts..........................................................    13
   Derivative Instruments.......................................................    14
   Energy Companies.............................................................    23
   Exchange-Traded Funds........................................................    23
   Foreign Investment Companies.................................................    23
   Foreign Securities...........................................................    24
   High-Yield (High-Risk) Securities............................................    24
   Illiquid Securities..........................................................    25
   Inflation-Indexed Securities.................................................    26
   Lending of Portfolio Securities..............................................    27
   Mortgage-Backed Debt Securities..............................................    27
   Preferred Stock..............................................................    28
   Public Utility Companies.....................................................    28
   Repurchase Agreements........................................................    29
   Reverse Repurchase Agreements and Mortgage Dollar Rolls......................    29
   Sector Concentration.........................................................    30
   Short Sales..................................................................    30
   Small and Medium Companies...................................................    30
   Standby Commitments..........................................................    30
   Technology Companies.........................................................    31
   Temporary Defensive Position.................................................    31
   U.S. Government Securities...................................................    31
   Variable- or Floating-Rate Securities........................................    31
   Warrants.....................................................................    32
   When-Issued and Delayed-Delivery Securities..................................    33
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.........................    33
DIRECTORS AND OFFICERS..........................................................    33
PRINCIPAL SHAREHOLDERS..........................................................    40
INVESTMENT ADVISOR..............................................................    49
INVESTMENT SUBADVISORS..........................................................    56
ADMINISTRATOR...................................................................    59
DISTRIBUTOR.....................................................................    65

DISTRIBUTION PLAN...............................................................    66
PORTFOLIO TRANSACTIONS AND BROKERAGE............................................    72
CUSTODIAN.......................................................................    78
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT....................................    78
TAXES...........................................................................    84
DETERMINATION OF NET ASSET VALUE................................................    87
ADDITIONAL SHAREHOLDER INFORMATION..............................................    88
ORGANIZATION....................................................................    92
SHAREHOLDER MEETINGS............................................................    95
PERFORMANCE INFORMATION.........................................................    96
GENERAL INFORMATION.............................................................   112
INDEPENDENT ACCOUNTANTS.........................................................   113
LEGAL COUNSEL...................................................................   113
FINANCIAL STATEMENTS............................................................   114
APPENDIX A - DEFINITION OF CREDIT RATINGS.......................................   115
APPENDIX B - SHARE CLASSES......................................................   122



No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS


The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.


Unless indicated otherwise below, the Fund:


1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result,
         (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


3.       May not issue senior securities, except as permitted under the 1940
         Act.


4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities.


5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).


6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.



7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers the principal business activities of which are in the same industry.


8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.


With respect to the Advisor Focus Fund and the Advisor Select Fund, Fundamental Investment Limitation No. 1 does not apply because those Funds are non-diversified.



Fundamental Investment Limitation No. 7 applies to the Advisor Technology Fund and Advisor Utilities and Energy Fund, except that, under normal conditions, the Advisor Technology Fund will invest more than 25% of its total assets in the securities of companies engaged in producing, developing, selling, using, or distributing technology products or services, and the Advisor Utilities and Energy Fund will invest more than 25% of its total assets in the securities of issuers in the utilities and energy sectors.



"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil composite, as amended, or such comparable published classifications as the Advisor shall select.


NON-FUNDAMENTAL OPERATING POLICIES


The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.


Unless indicated otherwise below, the Fund may not:


1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.



2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.


3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.


6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.


7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.       Make any loans other than loans of portfolio securities, except through
         (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.


Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (e.g., due to cash inflows or redemptions), or in market value of the investment or the Fund's assets, will not constitute a violation of that restriction. However, if, at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.



With respect to the Advisor Focus Fund, Advisor Select Fund, and the Advisor International Core Fund, Non-Fundamental Policy No. 9 does not apply.



                               COMPARING THE FUNDS



                Fund                        Anticipated Equity Exposure      Maximum Debt Exposure     Foreign Securities
-------------------------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund                           80 to 100%                        20%                    0 to 25%
Advisor Endeavor Large Cap Fund                     80 to 100%                        20%                    0 to 25%
Advisor Focus Fund                                  65 to 100%                        35%                    0 to 25%
Advisor International Core Fund                     65 to 100%                        35%                  65 to 100%
Advisor Large Company Core Fund                     80 to 100%                        20%                    0 to 25%
Advisor Mid Cap Growth Fund                         80 to 100%                        20%                    0 to 25%
Advisor Select Fund                                 65 to 100%                        35%                    0 to 25%
Advisor Small Cap Value Fund                        80 to 100%                        20%                    0 to 30%
Advisor Technology Fund                             80 to 100%                        20%                    0 to 25%
Advisor U.S. Small/Mid Cap Growth Fund              80 to 100%                        20%                    0 to 25%
Advisor U.S. Value Fund                             80 to 100%                        20%                    0 to 10%
Advisor Utilities and Energy Fund                   80 to 100%                        20%                    0 to 20%
-------------------------------------------------------------------------------------------------------------------------


                       INVESTMENT POLICIES AND TECHNIQUES

STRONG ADVISOR COMMON STOCK FUND

- The Fund will invest at least 80% of its net assets in common stocks of small- and medium-capitalization companies. Under normal conditions, the Fund expects to be fully invested in equity securities.


- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.



- Strong Capital Management, Inc., the Fund's investment advisor ("Advisor"), may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ADVISOR ENDEAVOR LARGE CAP FUND


- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds, of large market capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment.



- At times, however, the Fund may invest up to 20% of its net assets in intermediate- to long-term corporate or U.S. Government bonds.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.



STRONG ADVISOR FOCUS FUND



- Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Advisor perceives that they are more attractive than stocks on a long-term basis.



- The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.



- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.



- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ADVISOR INTERNATIONAL CORE FUND

- Under normal conditions, the Fund will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the U.S.

- The Fund may invest up to 35% of its total assets in debt obligations, including debt obligations of U.S. issuers or foreign-government entities.

- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

STRONG ADVISOR LARGE COMPANY CORE FUND



- Under normal conditions, the Fund will invest at least 80% of its net assets in securities of approximately 50 large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value. For the purposes of this Fund, large-capitalization companies are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment.



- The Fund expects to remain within 5% of the sector allocation proportions in the S&P 500 Index.



- Under normal conditions, at least 60% of the Fund's net assets will be invested in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stocks (e.g., convertible bonds and convertible preferred stocks).



- The Fund may invest up to 20% of its net assets in debt obligations, including bonds, notes, rights and warrants, as well as short-term obligations.



- The Fund may invest up to 15% of its net assets in non-investment-grade convertible debt obligations rated as low as C, or the equivalent, by a nationally recognized rating agency (i.e., junk bonds).



- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.



- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ADVISOR MID CAP GROWTH FUND

- The Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of medium market capitalization companies, which for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of the Fund's investment.


- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.



- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

STRONG ADVISOR SELECT FUND


- Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds of companies of any size.


- At times, however, the Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. Government bonds.



- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.



STRONG ADVISOR SMALL CAP VALUE FUND



- The Fund will invest at least 80% of its net assets in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the Russell 2500 Index at the time of the Fund's investment, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.



- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.



- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ADVISOR TECHNOLOGY FUND


- The Fund will invest at least 80% of its net assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal conditions, the Fund expects to be fully invested in equity securities.



- The Fund may, however, invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.



- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.



STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND



- The Fund will invest at least 80% of its net assets in securities of small- and medium-capitalization U.S. companies, which, for purposes of the Fund, are companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index and Russell Midcap(R) Index, respectively, at the time of the Fund's investment.



- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.


- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.



- Next Century Growth Investors, LLC ("Next Century") may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Next Century determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ADVISOR U.S. VALUE FUND

- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of U.S. issuers, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.


- The Fund generally invests 65% of its net assets in dividend paying equity securities.



- The Fund may invest up to 20% of its net assets in intermediate- to long-term corporate or U.S. Government bonds.



- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.


- The Fund may invest up to 10% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 10% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

STRONG ADVISOR UTILITIES AND ENERGY FUND



- The Fund normally will invest at least 80% of its net assets in equity securities of public utility and energy companies of any size that pay current dividends and whose earnings are expected to improve. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.



- The balance of the Fund, up to 20% of its net assets, may be invested in any type of security, including debt obligations and equity securities of companies in sectors other than utilities and energy.



- The Fund may invest up to 5% of its net assets in non-investment-grade debt securities.



- The Fund may invest up to 20% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.



- When W.H. Reaves & Co., Inc. ("Subadvisor") determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments).



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.



Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment, will not constitute a violation of that percentage restriction.


Net assets is defined as net assets plus borrowings for investment purposes.


The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the Prospectus and applies to each Fund, unless noted otherwise. Where relevant, references to Strong Capital Management, Inc., the Funds' Advisor, include the Subadvisor.


ASSET-BACKED DEBT OBLIGATIONS


Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.



The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.



While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.


Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

BORROWING


The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.



The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.


CASH MANAGEMENT


The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.


CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.



A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.


DEBT OBLIGATIONS


The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.



Price Volatility. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.



Maturity. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.



Credit Quality. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.


In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

DEPOSITARY RECEIPTS


The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.


A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.


Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.


DERIVATIVE INSTRUMENTS


In General. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.



A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.



An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.



A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.



Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.


Managing Risk. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.


Exchange-Traded and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.


(2) Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.



(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.



(6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.



General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.



The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.



The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered." The Fund will also designate on its records liquid assets to cover its position if required to do so by SEC and CFTC regulations. Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).


Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.



The Fund may hold (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.


The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.


The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.



The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.


Spread Option Transactions. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.



Futures Contracts. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.



To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.


An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.



Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.



Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.


Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.



Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.



Foreign Currency Derivatives. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging.

The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.



For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.



In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.


The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.


Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.


The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.


Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.


There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.



When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objective. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.



The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.



"Swap" Derivative Agreements. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.



The "notional amount" of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.



Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 as amended ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.



Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.



The following section applies to the Advisor Utilities and Energy Fund only.



ENERGY COMPANIES



The Fund may invest a substantial portion of its assets in the equity securities of energy companies. Energy companies are generally defined as companies in the conventional areas of oil, gas, electricity, and coal, as well as those involved in alternative sources of energy, such as nuclear, geothermal, shale, and solar power. The business activities of energy companies may include production, generation, refining, transmission, transportation, trading, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in these energy activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. In addition, the Fund may invest in companies involved in the discovery and development of energy, or companies that own or control oil, gas, or other mineral leases, rights, or royalty interests. The Fund may also invest in companies that develop and contribute technologies and processing services for the production or efficient use of energy, or that provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.



To the extent the Fund invests in energy companies, the Fund's performance will depend in part on conditions in the field of energy. The securities of these companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.


EXCHANGE-TRADED FUNDS


Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds, unit investment trusts ("UIT"), or depositary receipts that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.


FOREIGN INVESTMENT COMPANIES


The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

FOREIGN SECURITIES


Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.



The costs attributable to foreign investing that the Fund must bear are frequently higher than those attributable to domestic investing. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.


Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

HIGH-YIELD (HIGH-RISK) SECURITIES


In General. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs;
(2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the credit ratings.


Effect of Interest Rates and Economic Changes. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.



As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.


Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.


Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.



Liquidity and Valuation. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.


Legislation. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES


The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.



The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors.



The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.



Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities, foreign securities, and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.


The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

INFLATION-INDEXED SECURITIES


The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES


The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.


MORTGAGE-BACKED DEBT SECURITIES


Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.


The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.


Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.


Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.


PREFERRED STOCK

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.


The following section applies to the Advisor Utilities and Energy Fund only.



PUBLIC UTILITY COMPANIES



The Fund may invest a substantial portion of its assets in the public utility sector, which includes, but is not limited to, electric power, natural gas distribution, and telephone industries. Stocks of public utility companies have traditionally been attractive to conservative stock market investors because they have generally paid consistent and above-average dividends. The Fund's investments in public utility securities may or may not pay consistent and above-average dividends. Moreover, the securities of public utility companies can still be affected by the risks of the stock market, as well as factors specific to public utility companies. Government regulation of public utility companies can limit their ability to expand their businesses or to pass cost increases on to customers. Additionally, companies providing power or energy-related services may also be affected by the following factors: increases in fuel and other operating costs; high costs of borrowing to finance capital construction during inflationary periods; operational restrictions, increased costs, and delays associated with compliance with environmental and nuclear safety regulations; difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; risks associated with constructing and operating nuclear power plants; effects of energy conservation; and effects of regulatory changes. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole. Equity securities issued by public utility companies tend to be more affected by changes in interest rates than are the equity securities of other issuers and, therefore, may react to such changes somewhat like debt instruments. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.


REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.



The following paragraph applies to the Advisor International Core Fund only.



Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.



REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS



The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repurchase the security.



The Fund may also enter into mortgage dollar rolls in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would designate on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.



The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.



The following section applies to the Advisor Large Company Core Fund and Advisor U.S. Value Fund.



SECTOR CONCENTRATION



From time to time, the Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.



Consumer Cyclicals Sector. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.



Financial Sector. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.



Healthcare Sector. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.



Technology Sector. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.


SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SMALL AND MEDIUM COMPANIES


While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund that invests primarily in small- and medium capitalization companies may be subject to greater price fluctuations than an investment in a Fund that invests primarily in larger, more-established companies. The Advisor's research efforts may also play a greater role in selecting securities for the former Fund than in the Fund that invests in larger, more established companies.


STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.



The following section applies to the Advisor Technology Fund only.


TECHNOLOGY COMPANIES

The Fund will invest in the equity securities of technology companies. Companies that develop or rely on technology often face high price volatility and wide variations in performance. This is because technology companies can be significantly effected by obsolescence of existing product, competition, a less diversified product line, short production cycles, and falling prices and profits.

Due to the Fund's concentration of investments in the technology industry, an investment in the Fund may be subject to greater fluctuations in value than a Fund that does not concentrate its investments in a similar manner. For example, certain market and economic factors, like those discussed above, may exert a disproportionate impact upon the prices of equity securities of companies within the technology industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.

TEMPORARY DEFENSIVE POSITION


The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives.


U.S. GOVERNMENT SECURITIES


U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including:



-        U.S. Treasury obligations, such as Treasury bills, notes, and bonds;



- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;


- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;


- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and



- the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.



Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities will fluctuate.


VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, LIBOR, the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.



Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the put or demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.



Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.



The Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.



In determining the Fund's weighted average effective portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of
(a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.


WARRANTS


The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.



To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


                             DIRECTORS AND OFFICERS


The Board of Directors ("Board" when referred to collectively or "Director" individually) of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Richard S. Strong (indicated below by an asterisk *) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and Director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of Directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.



All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. Each of the Independent Committees held four meetings during each Fund's last fiscal year, except the Advisor U.S. Small/Mid Cap Growth Fund's Independent Committees held three meetings in 2002 because it began operations on March 28, 2002, the Advisor Utilities and Energy Fund's Independent Committees held two meetings in 2002 because it began operations on July 31, 2002, and the Advisor Large Company Core Fund's Independent Committees held one meeting in 2002 because it began operations on September 16, 2002.

                                           DATE FIRST
                           POSITIONS       ELECTED OR
   NAME, ADDRESS,            HELD          APPOINTED          PRINCIPAL OCCUPATIONS DURING
      AND AGE              WITH FUNDS      TO OFFICE                 PAST 5 YEARS                  CERTAIN OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

Richard S. Strong*         Director        September    Director of the Advisor since
P.O. Box 2936                                1981       September 1981; Chairman of the
Milwaukee, WI 53201                                     Advisor since October 1991; Chief
Age 60                     Chairman of      October     Investment Officer of the Advisor
                           the Board         1991       since January 1996; Security Analyst
                                                        and Portfolio Manager of the Advisor
                                                        since 1985; Chief Executive Officer
                                                        of the Advisor from 1974 to 1985;
                                                        Chairman of Strong Financial
                                                        Corporation (holding company) since
                                                        May 2001; Director and Chairman of
                                                        Strong Service Corporation (an
                                                        investment advisor) since 1995;
                                                        Director and Chairman of Strong
                                                        Investor Services, Inc. (a transfer
                                                        agent and administrator) since July
                                                        2001.

                                                        Mr. Strong founded the Advisor in
                                                        1974 and has been in the investment
                                                        management business since 1967.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

Willie D. Davis         Director              July      President and Chief Executive Officer     Director of Wisconsin Energy
161 North La Brea                             1994      of All Pro Broadcasting, Inc. since       Corporation (formerly WICOR, Inc.)
Inglewood, CA 90301                                     1977.                                     (a utility company) since 1990,
Age 68                                                                                            Metro-Goldwyn-Mayer, Inc. (an
                                                                                                  entertainment company) since 1998,
                                                                                                  Bassett Furniture Industries,
                                                                                                  Inc. since 1997, Checker's
                                                                                                  Drive-In Restaurants, Inc.
                                                                                                  (formerly Rally's Hamburgers,
                                                                                                  Inc.) since 1994, Johnson
                                                                                                  Controls, Inc. (an industrial
                                                                                                  company) since 1992, MGM Mirage
                                                                                                  (formerly MGM Grand, Inc.) (an
                                                                                                  entertainment/hotel company) since
                                                                                                  1990, Dow Chemical Company since
                                                                                                  1988, Kmart Corporation (a
                                                                                                  discount consumer products
                                                                                                  company) since 1985, Sara Lee
                                                                                                  Corporation (a food/consumer
                                                                                                  products company) since 1983,
                                                                                                  Alliance Bank since 1980,
                                                                                                  Manpower, Inc. since 2001, and
                                                                                                  Alliance Insurance (formerly the
                                                                                                  Fireman's Fund) (an insurance
                                                                                                  company) from 1975 to 1990;
                                                                                                  Trustee of the University of
                                                                                                  Chicago since 1980 and Marquette
                                                                                                  University since 1988.

                                           DATE FIRST
                           POSITIONS       ELECTED OR
   NAME, ADDRESS,            HELD          APPOINTED         PRINCIPAL OCCUPATIONS DURING
      AND AGE              WITH FUNDS      TO OFFICE                 PAST 5 YEARS                  CERTAIN OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
Stanley Kritzik            Director         January       Partner of Metropolitan Associates      Director of Aurora Health Care
1123 North Astor Street                       1995        since 1962.                             since September 1987, Wisconsin
Milwaukee, WI 53202                                                                               Health Information Network since
Age 73                     Chairman of        July                                                November 1997, and Health Network
                           the Audit          2000                                                Ventures, Inc. from 1992 to April
                           Committee                                                              2000; Member of the Board of
                                                                                                  Governors of Snowmass Village
                                                                                                  Resort Association from October
                                                                                                  1999 until October 2002.

William F. Vogt            Director         January       Senior Vice President of IDX Systems
P.O. Box 7657                                 1995        Corporation since June 2001;
Avon, CO 81620                                            President of Vogt Management
Age 55                     Chairman         January       Consulting, Inc. from July 1990 to
                           of the             1995        June 2001; Executive Director of
                           Independent                    University Physicians of the
                           Directors                      University of Colorado from April
                           Committee                      1982 to June 1990; former Fellow of
                                                          the American College of Medical
                                                          Practice Executives.

Neal Malicky               Director         December      President Emeritus of Baldwin-Wallace   Director of Aspire Learning
4608 Turnberry Drive                          1999        College since July 2000; Chancellor     Corporation since June 2000;
Lawrence, KS 66047                                        of Baldwin-Wallace College from July    Trustee of Southwest Community
Age 68                                                    1999 to June 2000; President of         Health Systems, Cleveland
                                                          Baldwin-Wallace College from July       Scholarship Program, and The
                                                          1981 to June 1999.                      National Conference for Community
                                                                                                  and Justice until 2001; President
                                                                                                  of the National Association of
                                                                                                  Schools and Colleges of the United
                                                                                                  Methodist Church, Chairperson of
                                                                                                  the Association of Independent
                                                                                                  Colleges and Universities
                                                                                                  of Ohio, and Secretary of the
                                                                                                  National Association of
                                                                                                  Independent Colleges and
                                                                                                  Universities until 2001; former
                                                                                                  President of the Reserve
                                                                                                  Homeowners Association.

Gordon B. Greer            Director          March        Of Counsel for Bingham McCutchen LLP
P.O. Box 2936                                2002         (a law firm previously known as
Milwaukee, WI 53201                                       Bingham Dana LLP) from 1997 to
Age 71                                                    February 2002; Partner of Bingham
                                                          McCutchen LLP from 1967 to 1997.

                                                          On behalf of Bingham McCutchen,
                                                          Mr. Greer provided representation to
                                                          the Independent Directors of the Strong
                                                          Funds from 1991 to February 2002.
                                                          Bingham McCutchen has provided
                                                          representation to the Independent
                                                          Directors of the Strong Funds since
                                                          1991.

                                           DATE FIRST
                           POSITIONS       ELECTED OR
   NAME, ADDRESS,            HELD          APPOINTED         PRINCIPAL OCCUPATIONS DURING
      AND AGE              WITH FUNDS      TO OFFICE                 PAST 5 YEARS                  CERTAIN OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Susan A. Hollister         Vice               July        Associate Counsel of Strong Financial
P.O. Box 2936              President and      2000        Corporation since December 2001;
Milwaukee, WI 53201        Assistant                      Associate Counsel of the Advisor from
Age 34                     Secretary                      July 1999 to December 2001; Assistant
                                                          Executive Vice President and
                                                          Assistant Secretary of the Advisor
                                                          since November 2002; Assistant
                                                          Secretary of Strong Investor
                                                          Services, Inc. since November 2002;
                                                          Assistant Executive Vice President of
                                                          the Advisor from April 2001 to
                                                          December 2001; Assistant Secretary of
                                                          the Advisor from August 2000 to
                                                          December 2001; Vice President of the
                                                          Advisor from August 2000 to April
                                                          2001; from August 1996 to May 1999,
                                                          Ms. Hollister completed a Juris
                                                          Doctor at the University of Wisconsin
                                                          Law School; Deposit Operations
                                                          Supervisor for First Federal Savings
                                                          Bank, LaCrosse - Madison from
                                                          December 1993 to August 1996.

Richard W. Smirl           Vice             February      Senior Counsel of Strong Financial
P.O. Box 2936              President          2002        Corporation since December 2001;
Milwaukee, WI 53201                                       Assistant Executive Vice President
Age 35                     Secretary        November      since December 2001; Secretary of the
                                              2001        Advisor since November 2002;
                                                          Assistant Secretary of the Advisor
                                                          since December 2001; Senior Counsel
                                                          of the Advisor from July 2000 to
                                                          December 2001; General Counsel of
                                                          Strong Investments, Inc.
                                                          ("Distributor") since November 2001;
                                                          Vice President, Secretary, and Chief
                                                          Compliance Officer of the Distributor
                                                          since July 2000; Lead Counsel of the
                                                          Distributor from July 2000 to
                                                          November 2001; Partner at Keesal,
                                                          Young & Logan LLP (a law firm) from
                                                          September 1999 to July 2000;
                                                          Associate at Keesal, Young & Logan
                                                          LLP from September 1992 to September
                                                          1999.

Gilbert L. Southwell III   Assistant          July        Associate Counsel of Strong Financial
P.O. Box 2936              Secretary          2001        Corporation since December 2001;
Milwaukee, WI 53201                                       Assistant Secretary of the Advisor
Age 48                                                    since December 2002; Associate
                                                          Counsel of the Advisor from April
                                                          2001 to

                                           DATE FIRST
                           POSITIONS       ELECTED OR
   NAME, ADDRESS,            HELD          APPOINTED         PRINCIPAL OCCUPATIONS DURING
      AND AGE              WITH FUNDS      TO OFFICE                 PAST 5 YEARS                  CERTAIN OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                          December 2001; Partner at Michael,
                                                          Best & Friedrich, LLP (a law firm)
                                                          from October 1999 to March 2001;
                                                          Assistant General Counsel of U.S.
                                                          Bank, National Association (formerly
                                                          Firstar Bank, N.A.) and/or certain of
                                                          its subsidiaries from November 1984
                                                          to September 1999.

John W. Widmer             Treasurer         April        Treasurer of the Advisor since April
P.O. Box 2936                                 1999        1999; Assistant Secretary and
Milwaukee, WI 53201                                       Assistant Treasurer of Strong
Age 38                                                    Financial Corporation since December
                                                          2001; Treasurer of Strong Service
                                                          Corporation since April 1999;
                                                          Treasurer and Assistant Secretary of
                                                          Strong Investor Services, Inc. since
                                                          July 2001; Manager of the Financial
                                                          Management and Sales Reporting
                                                          Systems department of the Advisor
                                                          from May 1997 to April 1999;
                                                          Accounting and Business Advisory
                                                          Manager at Arthur Andersen LLP
                                                          (Milwaukee office) from May 1992 to
                                                          May 1997; Accountant at Arthur
                                                          Andersen LLP from June 1987 to May
                                                          1992.

Thomas M. Zoeller          Vice             October       Secretary of the Advisor since
P.O. Box 2936              President          1999        December 2001; Executive Vice
Milwaukee, WI 53201                                       President of the Advisor since April
Age 39                                                    2001; Chief Financial Officer of the
                                                          Advisor since February 1998; Member
                                                          of the Office of the Chief Executive
                                                          of Strong Financial Corporation since
                                                          May 2001; Chief Financial Officer and
                                                          Treasurer of Strong Investments, Inc.
                                                          since October 1993; Executive Vice
                                                          President and Secretary of Strong
                                                          Investor Services, Inc. since July
                                                          2001; Executive Vice President, Chief
                                                          Financial Officer, and Secretary of
                                                          Strong Service Corporation since
                                                          December 2001; Treasurer of Strong
                                                          Service Corporation from September
                                                          1996 to April 1999; Vice President of
                                                          Strong Service Corporation from April
                                                          1999 to December 2001; Member of the
                                                          Office of the Chief Executive of the
                                                          Advisor from November 1998 until May
                                                          2001; Senior Vice President of the
                                                          Advisor from February 1998 to April

                                           DATE FIRST
                           POSITIONS       ELECTED OR
   NAME, ADDRESS,            HELD          APPOINTED         PRINCIPAL OCCUPATIONS DURING
      AND AGE              WITH FUNDS      TO OFFICE                 PAST 5 YEARS                  CERTAIN OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
                                                          2001; Treasurer and Controller of the
                                                          Advisor from October 1991 to February
                                                          1998; Controller of the Advisor from
                                                          August 1991 to October 1991;
                                                          Assistant Controller of the Advisor
                                                          from August 1989 to August 1991;
                                                          Senior Accountant at Arthur Andersen
                                                          LLP from September 1986 to August
                                                          1989.



The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2002 by the Directors and on an aggregate basis in the Strong Family of Funds using the following ranges: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.



                            DIRECTORS' FUND OWNERSHIP
                           AS OF DECEMBER 31, 2002(1)



                                                                           DIRECTOR
                                          ------------------------------------------------------------------------------
                                          Richard S.   Willie D.    Gordon B.      Stanley        Neal       William F.
                 FUND                     Strong(2)     Davis        Greer         Kritzik       Malicky       Vogt
------------------------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund                 $ 50,001-      none       $1-$10,000   $1-$10,000        none          over
                                          $ 100,000                                                           $  100,000
Advisor Endeavor Large Cap Fund              over        none       $1-$10,000       none          none          none
                                          $ 100,000
Advisor Focus Fund                        $ 10,001-      none       $1-$10,000       none          none          none
                                          $  50,000
Advisor International Core Fund              over        none          none          none          none          none
                                          $ 100,000
Advisor Large Company Core Fund              over        none          none          none          none          none
                                          $ 100,000
Advisor Mid Cap Growth Fund                  none        none       $1-$10,000       none       $1-$10,000    $1-$10,000
Advisor Select Fund                          over        none       $1-$10,000    $1-$10,000       none          none
                                          $  100,00
Advisor Small Cap Value Fund                 none        over       $1-$10,000    $  10,001-    $  10,001-    $  50,001-
                                                       $ 100,000                  $  50,000     $  50,000     $ 100,000
Advisor Technology Fund                   $ 50,001-      none       $1-$10,000       none          none          none
                                          $ 100,000
Advisor U.S. Small/Mid Cap Growth Fund       over        none       $1-$10,000       none          none          none
                                          $ 100,000
Advisor U.S. Value Fund                     none         none       $1-$10,000       none          none       $  10,001-
                                                                                                              $   50,000
Advisor Utilities and Energy Fund            over        none          none          none          none          none
                                          $ 100,000
Strong Family of Funds(3)                    over        over          over          over          over          over
                                          $ 100,000    $ 100,000    $  100,000    $  100,000    $  100,000    $  100,000



(1) Beneficial ownership is determined in accordance with Rule 16a-1(e)(2) under the Securities Exchange Act of 1934, as amended.



(2) This Director is deemed an "interested person" as defined in the 1940 Act.






(3) The Strong Family of Funds includes 28 registered open-end management investment companies consisting of 75 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

The following table sets forth aggregate compensation paid to the Directors by each Fund for the fiscal year ended December 31, 2002 and by the Strong Family of Funds for their most recently completed fiscal periods.



                          AGGREGATE COMPENSATION TABLE
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002(1)



                                                                      DIRECTOR
----------------------------------------------------------------------------------------------------------
                                           Willie D.    Gordon B.     Stanley       Neal        William F.
                FUND                        Davis       Greer(2)     Kritzik(3)    Malicky       Vogt(4)
----------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund                  $  6,667     $  6,275     $  6,716      $  6,667      $  7,304
Advisor Endeavor Large Cap Fund            $    204     $    179     $    204      $    204      $    212
Advisor Focus Fund                         $    145     $    120     $    145      $    145      $    147
Advisor International Core Fund            $    126     $    101     $    126      $    126      $    126
Advisor Large Company Core Fund            $     12     $     12     $     12      $     12      $     12
Advisor Mid Cap Growth Fund                $    529     $    498     $    531      $    529      $    573
Advisor Select Fund                        $    285     $    260     $    285      $    285      $    301
Advisor Small Cap Value Fund               $  3,323     $  3,147     $  3,353      $  3,323      $  3,638
Advisor Technology Fund                    $    133     $    108     $    133      $    133      $    134
Advisor U.S. Small/Mid Cap Growth Fund     $     75     $     75     $     75      $     75      $     75
Advisor U.S. Value Fund                    $    754     $    712     $    760      $    754      $    826
Advisor Utilities and Energy Fund          $     33     $     33     $     33      $     33      $     33
Strong Family of Funds(5)                  $139,399     $124,162     $140,365      $139,399      $152,332



(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board of Directors, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings. Interested directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.






(2) Mr. Greer was appointed to the Board of Directors effective March 1, 2002. He replaced former Director, Mr. Marvin E. Nevins, who retired from the Board of Directors effective February 11, 2002. Prior to Mr. Nevins' retirement, the Strong Family of Funds and/or an affiliate paid Mr. Nevins $116,371.



(3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.



(4) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.



(5) The Strong Family of Funds includes 28 registered open-end management investment companies consisting of 75 mutual funds, including both the Strong Funds and the Strong Advisor Funds. The aggregate compensation includes the amount paid to the Directors by the Strong Family of Funds during each of the Fund's most recently completed fiscal period. The Funds do not have any retirement or pension plans.



Unless otherwise noted below, as of March 31, 2003, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.



             FUND                    CLASS/SHARES         PERCENT
-----------------------------------------------------------------
Advisor Endeavor Large Cap       Class A - 3,798,757      99.45%
Advisor Endeavor Large Cap       Class B - 10,241         21.60%
Advisor Endeavor Large Cap       Class C - 10,241         35.34%
Advisor Focus                    Class C - 10,000         15.39%
Advisor International Core       Class A - 10,000         39.89%
Advisor International Core       Class B - 10,000         25.88%
Advisor International Core       Class C - 10,000         55.65%
Advisor Large Company Core       Class C - 12,180          5.42%
Advisor Large Company Core       Class K - 12,180          8.65%
Advisor Select                   Class B - 10,018         17.40%
Advisor Select                   Class C - 10,018         20.31%

             FUND                    CLASS/SHARES         PERCENT
-----------------------------------------------------------------
Advisor Technology               Class A - 9,407,391      98.28%
Advisor Technology               Class B - 10,017         28.70%
Advisor Technology               Class C - 10,017         18.83%
Advisor U.S. Small/Mid Cap       Class A - 16,666         35.92%
Advisor U.S. Small/Mid Cap       Class B - 16,666         34.61%
Advisor U.S. Small/Mid Cap       Class C - 16,666         54.74%
Advisor Utilities and Energy     Class B - 10,000         77.08%
Advisor Utilities and Energy     Class C - 10,000         46.45%


                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of March 31, 2003 no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.






            NAME AND ADDRESS                           FUND/CLASS/SHARES                           PERCENT
----------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                   Advisor Common Stock - Class A - 1,103,425             36.47%
101 Montgomery Street
San Francisco, CA 94104

Nationwide Insurance Company                 Advisor Common Stock - Class A - 897,665               29.67%
P.O. Box 182029
Columbus, OH 43218

Nationwide Trust Company                     Advisor Common Stock - Class A - 297,406                9.83%
P.O. Box 182029
Columbus, OH 43218

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Common Stock - Class C - 466,086               31.73%
4800 Deer Lake Dr. E.
Jacksonville, FL 32246

Charles Schwab & Co, Inc.                    Advisor Common Stock - Class Z - 5,887,775              7.27%
101 Montgomery Street
San Francisco, CA 94104

Emre & Co.                                   Advisor Common Stock - Class Z - 5,624,667              6.94%
P.O. Box 1408
Milwaukee, WI 53201

Fidelity Investments Institutional           Advisor Common Stock - Class Z - 4,814,696              5.94%
Operations
100 Magellan Way #KWIC
Covington, KY 41015

First Union National Bank                    Advisor Common Stock - Class Z - 4,464,423              5.51%
1525 West WT Harris Blvd
Charlotte, NC 28288

Strong Investments, Inc.                     Advisor Endeavor Large Cap - Class A - 3,798,757       99.45%
100 Heritage Reserve
Menomonee Falls, WI 53051

            NAME AND ADDRESS                           FUND/CLASS/SHARES                           PERCENT
----------------------------------------------------------------------------------------------------------
Strong Investments, Inc.                     Advisor Endeavor Large Cap - Class B - 10,241         21.60%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services      Advisor Endeavor Large Cap - Class B - 7,465          15.75%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Endeavor Large Cap - Class B - 4,534           9.56%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Endeavor Large Cap - Class B - 3,539           7.47%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Endeavor Large Cap - Class B - 3,131           6.60%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Endeavor Large Cap - Class B - 2,484           5.24%
P.O. Box 9446
Minneapolis, MN 55440

Strong Investments, Inc.                     Advisor Endeavor Large Cap - Class C - 10,241         35.34%
100 Heritage Reserve
Menomonee Falls, WI 53051

LPL Financial Services                       Advisor Endeavor Large Cap - Class C - 3,033          10.47%
9785 Towne Center Drive
San Diego, CA 92121

US Clearing Corporation                      Advisor Endeavor Large Cap - Class C - 2,551           8.80%
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                   Advisor Focus - Class A - 213,703                     53.33%
101 Montgomery Street
San Francisco, CA 94104

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Focus - Class A - 22,426                       5.60%
4800 Deer Lake Dr E
Jacksonville, FL 32246

Strong Investments, Inc.                     Advisor Focus - Class C - 10,000                      15.39%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services      Advisor Focus - Class C - 3,374                        5.19%
P.O. Box 9446
Minneapolis, MN 55440

            NAME AND ADDRESS                             FUND/CLASS/SHARES                         PERCENT
----------------------------------------------------------------------------------------------------------
Strong Investments, Inc.                     Advisor International Core - Class A - 10,000         39.89%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investments Services     Advisor International Core - Class A - 2,843          11.34%
P.O. Box 9446
MN 55440

American Enterprise Investments Services     Advisor International Core - Class A - 1,841           7.35%
P.O. Box 9446
MN 55440

American Enterprise Investments Services     Advisor International Core - Class A - 1,556           6.21%
P.O. Box 9446
MN 55440

American Enterprise Investments Services     Advisor International Core - Class A - 1,393           5.56%
P.O. Box 9446
MN 55440

Strong Investments, Inc.                     Advisor International Core - Class B - 10,000         25.88%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services      Advisor International Core - Class B - 4,619          11.96%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor International Core - Class B - 2,895           7.50%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor International Core - Class B - 2,265           5.86%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor International Core - Class B - 2,033           5.26%
P.O. Box 9446
Minneapolis, MN 55440

Strong Investments, Inc.                     Advisor International Core - Class C - 10,000         55.65%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services      Advisor International Core- Class C - 2,798           15.57%
P.O. Box 9446
Minneapolis, MN 55440

LPL Financial Services                       Advisor International Core - Class C - 1,893          10.54%
9785 Towne Center Drive
San Diego, CA 92121

            NAME AND ADDRESS                               FUND/CLASS/SHARES                       PERCENT
----------------------------------------------------------------------------------------------------------
American Enterprise Investment Services      Advisor International Core - Class C - 955             5.32%
P.O. Box 9446
Minneapolis, MN 55440

Charles Schwab & Co., Inc.                   Advisor Large Company Core - Class A - 1,200,191      59.64%
101 Montgomery Street
San Francisco, CA 94104

Strong Financial Corporation                 Advisor Large Company Core - Class B - 12,180          5.42%
100 Heritage Reserve
Menomonee Falls, WI 53051

McDonald Investments, Inc.                   Advisor Large Company Core - Class C - 12,462          8.85%
4900 Tiedeman Road
Brooklyn, OH 44114

Strong Financial Corporation                 Advisor Large Company Core - Class C - 12,180          8.65%
100 Heritage Reserve
Menomonee Falls, WI 53051

Emre & Co.                                   Advisor Large Company Core - Class K - 1,680,562      99.28%
P.O. Box 1408
Milwaukee, WI 53201

Nationwide Insurance Company                 Advisor Mid Cap Growth - Class A - 689,002            62.82%
P.O. Box 182029
Columbus, OH 43218

Charles Schwab & Co., Inc.                   Advisor Mid Cap Growth - Class A - 214,273            19.54%
101 Montgomery Street
San Francisco, CA 94104

Nationwide Trust Company                     Advisor Mid Cap Growth - Class A - 75,416              6.88%
P.O. Box 182029
Columbus, OH 43218

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Mid Cap Growth - Class C - 18,425             19.66%
4800 Deer Lake Dr. E
Jacksonville, FL 32246

Donaldson Lufkin Jenrette Securities         Advisor Mid Cap Growth - Class C - 6,838               7.30%
Corp, Inc.
P.O. Box 2052
Jersey City, NJ 07303

Strong Investments, Inc.                     Advisor Select - Class A - 9,407,391                  98.28%
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Investments, Inc.                     Advisor Select - Class B - 10,018                     17.40%
100 Heritage Reserve
Menomonee Falls, WI 53051

            NAME AND ADDRESS                           FUND/CLASS/SHARES                           PERCENT
----------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Select - Class B - 9,683                      16.82%
4800 Deer Lake Dr. E
Jacksonville, FL 32246

American Enterprise Investment Services      Advisor Select - Class B - 7,204                      12.51%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Select - Class B - 3,510                       6.10%
P.O. Box 9446
Minneapolis, MN 55440

Strong Investments, Inc.                     Advisor Select - Class C - 10,018                     20.31%
100 Heritage Reserve
Menomonee Falls, WI 53051

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Select - Class C - 5,492                      11.13%
4800 Deer Lake Dr. E
Jacksonville, FL 32246

AG Edwards & Sons                            Advisor Select - Class C - 4,026                       8.16%
Custodian for Margaret Joyce Farrell
288 Woods Point Rd.
Osprey, FL 32246

American Enterprise Investment Services      Advisor Select - Class C - 3,798                       7.70%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Select - Class C - 2,737                       5.55%
P.O. Box 9446
Minneapolis, MN 55440

Charles Schwab & Co., Inc.                   Advisor Small Cap Value - Class A - 8,885,036         46.50%
101 Montgomery Street
San Francisco, CA 94104

Nationwide Trust Company                     Advisor Small Cap Value - Class A - 1,178,308          6.17%
P.O. Box 182029
Columbus, OH 43218

Great West Life & Annuity Insurance Co.      Advisor Small Cap Value - Class A - 1,144,283          5.99%
8515 E. Orchard Rd.
Greenwood Villa, CO 80111

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Small Cap Value - Class B - 230,805            5.46%
4800 Deer Lake Dr. E
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Small Cap Value - Class C - 982,538           17.50%
4800 Deer Lake Dr. E
Jacksonville, FL 32246

            NAME AND ADDRESS                           FUND/CLASS/SHARES                           PERCENT
----------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                   Advisor Small Cap Value - Class Z - 7,542,629         21.09%
101 Montgomery Street
San Francisco, CA 94104

Emre & Co.                                   Advisor Small Cap Value - Class Z - 3,996,751         11.18%
P.O. Box 1408
Milwaukee, WI 53201

Fidelity Investments Institutional           Advisor Small Cap Value - Class Z - 2,618,716          7.32%
100 Magellan Way #KWIC
Covington, KY 41015

Strong Investments, Inc.                     Advisor Small Cap Value - Class Z - 2,271,776          6.35%
100 Heritage Reserve
Menomonee Falls, WI 53051

Wells Fargo Bank                             Advisor Small Cap Value - Class Z - 1,810,869          5.06%
P.O. Box 1533
Minneapolis, MN 55480

U.S. Clearing Corp.                          Advisor Technology - Class A - 176,556                69.13%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                   Advisor Technology - Class A - 35,975                 14.09%
101 Montgomery Street
San Francisco, CA 94104

Strong Investments, Inc.                     Advisor Technology Class B - 10,017                   28.70%
100 Heritage Reserve
Menomonee Falls, WI 53051

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Technology - Class B - 4,455                  12.77%
4800 Deer Lake Dr. E
Jacksonville, FL 32246

American Enterprise Investment Services      Advisor Technology - Class B - 2,606                   7.47%
P.O. Box 9446
Minneapolis, MN 55440

First Clearing Corporation                   Advisor Technology - Class B - 2,352                   6.74%
265 Bridge Hampton Dr.
Medina, OH 44256

AG Edwards & Sons                            Advisor Technology - Class B - 2,077                   5.95%
Custodian for Jean K Perrin
2816 Hickory Lane
Twin Lakes, WI 53181

Strong Investments, Inc.                     Advisor Technology - Class C - 10,017                 18.83%
100 Heritage Reserve
Menomonee Falls, WI 53051

            NAME AND ADDRESS                           FUND/CLASS/SHARES                           PERCENT
----------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor Technology - Class C - 7,227                  13.59%
4800 Deer Lake Dr. E
Jacksonville, FL 32246

RBC Rauscher Custodian                       Advisor Technology - Class C - 3,138                   5.90%
David C. Peterson
15405 Highland Lawns Court
Minnetonka, MN 55345

First Clearing Corporation                   Advisor Technology - Class C - 3,082                   5.80%
Dr. Phyllis Weinstein
1858 Thornhill Dr.
Akron, OH 44313

American Enterprise Investment Services      Advisor Technology - Class C - 3,080                   5.79%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Technology - Class C - 2,896                   5.45%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Technology - Class C - 2,882                   5.42%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Technology - Class C - 2,731                   5.14%
P.O. Box 9446
Minneapolis, MN 55440

Strong Financial Corporation                 Advisor U.S. Small/Mid Cap Growth - Class A - 16,666  35.92%
100 Heritage Reserve
Menomonee Falls, WI 53051

Charles Schwab & Co., Inc.                   Advisor U.S. Small/Mid Cap Growth - Class A - 13,513  29.12%
101 Montgomery Street
San Francisco, CA 94104

American Enterprise Investments Services     Advisor U.S. Small/Mid Cap Growth - Class A - 2,600    5.60%
P.O. Box 9446
MN 55440

American Enterprise Investments Services     Advisor U.S. Small/Mid Cap Growth - Class A - 2,385    5.14%
P.O. Box 9446
MN 55440

Strong Financial Corporation                 Advisor U.S. Small/Mid Cap Growth - Class B - 16,666  34.61%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services      Advisor U.S. Small/Mid Cap Growth - Class B - 4,232    8.79%
P.O. Box 9446
Minneapolis, MN 55440

            NAME AND ADDRESS                           FUND/CLASS/SHARES                           PERCENT
----------------------------------------------------------------------------------------------------------
American Enterprise Investment Services      Advisor U.S. Small/Mid Cap Growth - Class B - 3,324    6.90%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor U.S. Small/Mid Cap Growth - Class B - 2,747    5.71%
P.O. Box 9446
Minneapolis, MN 55440

National Investor Services                   Advisor U.S. Small/Mid Cap Growth - Class B - 2,600    5.40%
55 Water Street - 32nd Floor
New York, NY 10041

Strong Financial Corporation                 Advisor U.S. Small/Mid Cap Growth - Class C - 16,666  54.74%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services      Advisor U.S. Small/Mid Cap Growth - Class C - 3,097   10.18%
P.O. Box 9446
Minneapolis, MN 55440

Ann M Haag TTEE                              Advisor U.S. Small/Mid Cap Growth - Class C - 2,573    8.45%
3302 Purdue Street
Cuyahoga Falls, OH 44221

American Enterprise Investment Services      Advisor U.S. Small/Mid Cap Growth - Class C - 2,276    7.48%
P.O. Box 9446
Minneapolis, MN 55440

Charles Schwab & Co., Inc.                   Advisor U.S. Value - Class A - 88,930                 47.82%
101 Montgomery Street
San Francisco, CA 94104

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor U.S. Value - Class B - 21,661                  9.57%
4800 Deer Lake Dr. E
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner & Smith, Inc.    Advisor U.S. Value - Class C - 21,691                 18.04%
4800 Deer Lake Dr. E
Jacksonville, FL 32246

Strong Moderate Portfolio K Series           Advisor U.S. Value - Class K - 448,906                45.81%
Strong Life Stage Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Aggressive Portfolio K Series         Advisor U.S. Value - Class K - 313,912                32.03%
Strong Life Stage Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Conservative Portfolio K Series       Advisor U.S. Value - Class K - 131,262                13.39%
 Strong Life Stage Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

            NAME AND ADDRESS                           FUND/CLASS/SHARES                           PERCENT
----------------------------------------------------------------------------------------------------------
Emre & Co.                                   Advisor U.S. Value - Class K - 85,939                  8.77%
P.O. Box 1408
Milwaukee, WI 53201

90% Equity Portfolio                         Advisor U.S. Value - Class Z - 2,086,221              16.68%
Tomorrow's Scholar College Savings
100 Heritage Reserve
Menomonee Falls, WI 53051

Aggressive Portfolio                         Advisor U.S. Value - Class Z - 1,766,441              14.12%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

75% Equity Portfolio                         Advisor U.S. Value - Class Z - 1,050,463               8.40%
Tomorrow's Scholar College Savings
100 Heritage Reserve
Menomonee Falls, WI 53051

Moderate Portfolio                           Advisor U.S. Value - Class Z - 980,595                 7.84%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Balanced Portfolio                           Advisor U.S. Value - Class Z - 892,642                 7.14%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Emre & Co,                                   Advisor U.S. Value - Class Z - 758,828                 6.07%
P.O. Box 1408
Milwaukee, WI 53201

U.S. Clearing Corp.                          Advisor Utilities and Energy - Class A - 549,321      53.84%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Charles Schwab & Co., Inc.                   Advisor Utilities and Energy - Class A - 157,462      15.43%
101 Montgomery Street
San Francisco, CA 94104

U.S. Clearing Corp.                          Advisor Utilities and Energy - Class A - 132,327      12.97%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

U.S. Clearing Corp.                          Advisor Utilities and Energy - Class A - 52,730        5.17%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

            NAME AND ADDRESS                           FUND/CLASS/SHARES                           PERCENT
----------------------------------------------------------------------------------------------------------
Strong Financial Corporation                 Advisor Utilities and Energy - Class B - 10,000       77.08%
100 Heritage Reserve
Menomonee Falls, WI 53051

American Enterprise Investment Services      Advisor Utilities and Energy - Class B - 1,165         8.99%
P.O. Box 9446
Minneapolis, MN 55440

American Enterprise Investment Services      Advisor Utilities and Energy - Class B - 694           5.36%
P.O. Box 9446
Minneapolis, MN 55440

Strong Financial Corporation                 Advisor Utilities and Energy - Class C - 10,000       46.45%
100 Heritage Reserve
Menomonee Falls, WI 53051

US Clearing Corporation                      Advisor Utilities and Energy - Class C - 7,688        35.71%
26 Broadway
New York, NY 10004

US Clearing Corporation                      Advisor Utilities and Energy - Class C - 1,723         8.01%
26 Broadway
New York, NY 10004


Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Mr. Strong i the Chief Investment Officer, Chairman, and a Director of the Advisor; Ms. Hollister is Associate Counsel, Assistant Executive Vice President, and Assistant Secretary of the Advisor; Mr. Smirl is Senior Counsel, Assistant Executive Vice President, and Secretary of the Advisor; Mr. Southwell is Associate Counsel and Assistant Secretary of the Advisor; Mr. Widmer is Treasurer of the Advisor; and Mr. Zoeller is Executive Vice President, Chief Financial Officer, and Secretary of the Advisor. As of February 28, 2003, the Advisor had over $38 billion under management.



Effective September 5, 2002, Strong Capital Management, Inc. ("Advisor") succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Fund. When the Rockhaven Fund was acquired by the Advisor Large Company Core Fund on September 16, 2002, the Advisor continued as the investment advisor for the Advisor Large Company Core Fund.



Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.



Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses;

expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for Directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and Director meetings.



The Advisory Agreement has an initial two year term, and, thereafter, is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.



The Board of Directors reviewed the Advisory Agreement on May 4, 2001, for each Fund except the Advisor Endeavor Large Cap Fund, Advisor International Core Fund, Advisor Large Company Core Fund, Advisor U.S. Small/Mid Cap Growth Fund, and Advisor Utilities and Energy Fund. In its review, the Board of Directors was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements, the proposed changes in the scope of services to be provided to the Fund by the Advisor and the impact of the proposed changes, if any, on each Fund's total expense ratio; (iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement, and, with respect to the non-investment advisory services that the Advisor would no longer provide the Fund under the Advisory Agreement, the ability of the Fund to continue to obtain the same type and quality of services on fair and reasonable terms, including cost, from affiliates of the Advisor or other service providers; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.



The Board of Directors reviewed the Advisory Agreement on July 27, 2001, for the Advisor Endeavor Large Cap Fund and the Advisor International Core Fund. In its review, the Board of Directors was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

The Board of Directors reviewed the Advisory Agreement for the Advisor Large Company Core Fund on August 2, 2002. In its review, the Board of Directors was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the type and scope of services that historically have been provided by the Advisor and the ability of the Advisor to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement and (iv) the benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.



The Board of Directors reviewed the Advisory Agreement for the Advisor U.S. Small/Mid Cap Growth Fund on February 1, 2002. In its review, the Board of Directors was provided materials relating to (i) the terms of the Advisory Agreement, including the nature and scope of services provided by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor;
(ii) the fees and expenses that would be paid as compared to the fees and expenses paid by similar funds managed by other investment advisors; (iii) the management fee rates and payment arrangements; (iv) the type and scope of services that historically have been provided by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (v) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Strong Family of Funds (including soft dollar benefits received by the Advisor in addition to its management fee) and in light of other fees and expenses that would be paid to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.



The Board of Directors reviewed the Advisory Agreement for the Advisor Utilities and Energy Fund on May 3, 2002. In its review, the Board of Directors was provided materials relating to (i) the terms of the Advisory Agreement, including the nature and scope of services provided by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor;
(ii) the fees and expenses that would be paid as compared to the fees and expenses paid by similar funds managed by other investment advisors; (iii) the management fee rates and payment arrangements; (iv) the type and scope of services that historically have been provided by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (v) other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Strong Family of Funds (including soft dollar benefits received by the Advisor in addition to its management fee) and in light of other fees and expenses that would be paid to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.


On January 28, 2000, the Board of Directors determined that certain administrative services provided by the Advisor under the then current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board of Directors also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then existing class of shares is, at a minimum, the same services as those provided under the then current Advisory Agreement for the then existing class of shares, and the quality of those services is the same.

As a result of these arrangements, the management fee paid by the Retail Class shares, currently Class Z shares, of the Advisor Common Stock, Advisor Mid Cap Growth, Advisor Small Cap Value, and Advisor U.S. Value Funds was reduced by 0.25% of the average daily net asset value of the Fund, effective February 24, 2000.



The Class A, B, and C shares of the Advisor Common Stock, Advisor Mid Cap Growth, Advisor Small Cap Value and Advisor U.S. Value Funds, and all share classes of the Advisor Technology Fund were not affected by these arrangements because these classes of shares were first offered for sale on November 30, 2000. The Class A, B, and C shares of the Advisor Endeavor Large Cap Fund, the Advisor International Core Fund, the Advisor Large Company Core Fund, the Advisor Select Fund, the Advisor U.S. Small/Mid Cap Growth Fund, and the Advisor Utilities and Energy Fund, and the Class K shares of the Advisor Large Company Core Fund and the Advisor U.S. Value Fund were not affected by these arrangements because these classes of shares were first offered September 28, 2001, September 28, 2001, September 16, 2002, December 29, 2000, March 28, 2002,
July 31, 2002, September 30, 2002, and December 31, 2001, respectively.



On May 4, 2001, the Board of Directors for each Fund except the Advisor Endeavor Large Cap, Advisor International Core, Advisor Large Company Core Fund, Advisor U.S. Small/Mid Cap Growth Fund, and the Advisor Utilities and Energy Fund approved the following changes to the Amended Advisory Agreement, which were approved by shareholders on July 20, 2001. The revised Advisory Agreement calls for the management fee to be calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels. The specific asset levels at which management fees are reduced for these Funds are described below. In addition, under the revised Advisory Agreement, effective July 23, 2001, the management fee is accrued and payable daily, although the Advisor reserves the right to receive payment of the management fee on a less frequent basis at its discretion. Prior to July 23, 2001, the management fee was accrued and payable monthly to the Advisor.


As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and may voluntarily absorb expenses for the Fund.

Each class of the Fund pays its proportionate share of the management fee.


                 FUND                       CURRENT ANNUAL RATE        PRIOR ANNUAL RATE
--------------------------------------------------------------------------------------------
Advisor Common Stock Fund                          0.75%            1.00% (Prior to 2/24/00)
Advisor Endeavor Large Cap Fund                    0.75%                       N/A
Advisor Focus Fund                                 0.75%                       N/A
Advisor International Core Fund                    0.75%                       N/A
Advisor Large Company Core Fund                    0.75%                       N/A
Advisor Mid Cap Growth Fund                        0.75%            1.00% (Prior to 2/24/00)
Advisor Select Fund                                0.75%                       N/A
Advisor Small Cap Value Fund                       0.75%            1.00% (Prior to 2/24/00)
Advisor Technology Fund                            0.75%                       N/A
Advisor U.S. Small/Mid Cap Growth Fund             0.75%                       N/A
Advisor U.S. Value Fund                            0.55%            0.80% (Prior to 2/29/00)
Advisor Utilities and Energy Fund                  0.75%                       N/A



In addition, the Fund is subject to the following breakpoint schedule:



                                                         CURRENT ANNUAL MANAGEMENT FEE RATE
----------------------------------------------------------------------------------------------------------
                                                              AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------
                                           FOR ASSETS UNDER       FOR THE NEXT             FOR ASSETS
                 FUND                         $4 BILLION        $2 BILLION ASSETS     $6 BILLION AND ABOVE
----------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund                        0.75%                   0.725%               0.70%
Advisor Endeavor Large Cap Fund                  0.75%                   0.725%               0.70%
Advisor Focus Fund                               0.75%                   0.725%               0.70%
Advisor International Core Fund                  0.75%                   0.725%               0.70%
Advisor Large Company Core                       0.75%                   0.725%               0.70%

                                                         CURRENT ANNUAL MANAGEMENT FEE RATE
----------------------------------------------------------------------------------------------------------
                                                              AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------
                                           FOR ASSETS UNDER       FOR THE NEXT            FOR ASSETS
                 FUND                         $4 BILLION        $2 BILLION ASSETS     $6 BILLION AND ABOVE
----------------------------------------------------------------------------------------------------------
Advisor Mid Cap Growth Fund                      0.75%                   0.725%               0.70%
Advisor Select Fund                              0.75%                   0.725%               0.70%
Advisor Small Cap Value Fund                     0.75%                   0.725%               0.70%
Advisor Technology Fund                          0.75%                   0.725%               0.70%
Advisor U.S. Small/Mid Cap Growth Fund           0.75%                   0.725%               0.70%
Advisor U.S. Value Fund                          0.55%                    0.55%               0.55%
Advisor Utilities and Energy Fund                0.75%                   0.725%               0.70%


The Fund paid the following management fees for the time periods indicated:





                                                                              MANAGEMENT FEE
      FISCAL YEAR ENDED               MANAGEMENT FEE ($)     WAIVER ($)      AFTER WAIVER ($)
------------------------------- -------------------------------------------------------------
Advisor Common Stock Fund

12/31/00                                 13,663,581                0             13,663,581
12/31/01                                 12,718,231                0             12,718,231
12/31/02                                 12,132,512                0             12,132,512

Advisor Endeavor Large Cap Fund(1)

12/31/01(2)                                  12,591                0                 12,591
12/31/02                                    212,743                0                212,743

Advisor Focus Fund(3)

12/31/00(4)                                     737                0                    737
12/31/01                                     56,208                0                 56,208
12/31/02                                     38,861            8,024                 30,837

Advisor International Core Fund(1)

12/31/01(2)                                     578                0                    578
12/31/02                                      3,042              848                  2,194

Advisor Large Company Core Fund(5)

12/31/02(6)                                  18,505           11,200                  7,305

Advisor Mid Cap Growth Fund

12/31/00                                  1,182,298                0              1,182,298
12/31/01                                  1,172,792                0              1,172,792
12/31/02                                    756,188                0                756,188

Advisor Select Fund(7)

12/31/01                                     44,930                0                 44,930
12/31/02                                    429,730                0                429,730

                                                                                   MANAGEMENT FEE
            FISCAL YEAR ENDED                MANAGEMENT FEE ($)     WAIVER ($)    AFTER WAIVER ($)
--------------------------------------------------------------------------------------------------
Advisor Small Cap Value Fund

12/31/00                                          1,108,905               0          1,108,905
12/31/01                                          4,117,186               0          4,117,186
12/31/02                                          8,058,301               0          8,058,301

Advisor Technology Fund(3)

12/31/00(4)                                             281               0                281
12/31/01                                             14,314               0             14,314
12/31/02                                             14,888               0             14,888

Advisor U.S. Small/Mid Cap Growth Fund(8)

12/31/02(9)                                           3,277           2,025              1,252

Advisor U.S. Value Fund

10/31/00                                          1,369,699               0          1,369,699
12/31/00(10)                                        229,753               0            229,753
12/31/01                                          1,192,367               0          1,192,367
12/31/02                                          1,114,762               0          1,114,762

Advisor Utilities and Energy Fund(11)

12/31/02(12)                                         11,333               0             11,333


(1) Commenced operations on September 28, 2001.

(2) For the three-month fiscal period ended December 31, 2001.

(3) Commenced operations on November 30, 2000.


(4) For the one-month fiscal period ended December 30, 2000.



(5) Commenced operations on September 16, 2002.



(6) For the three-month fiscal period ended December 31, 2002.



(7) Commenced operations on December 29, 2000.



(8) Commenced operations on March 28, 2002.



(9) For the nine-month fiscal period ended December 31, 2002.



(10) For the two-month fiscal period ended December 31, 2000.






(11) Commenced operations on July 31, 2002.



(12) For the five-month fiscal period ended December 31, 2002.






Prior to July 23, 2001, the Advisory Agreement, except for the Advisory Agreements for the Advisor Select and Advisor Technology Funds, required the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceeded two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation was made on a monthly basis and was paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year.


Effective July 23, 2001 for the Advisor Common Stock, Advisor Mid Cap Growth, Advisor Small Cap Value, and Advisor U.S. Value Funds, the revised Advisory Agreement, which was approved on May 4, 2001 and July 20, 2001, by the Board of Directors and shareholders of the Funds, respectively, eliminates the 2% cap on expenses, which had been included in the then current advisory agreement under a state law requirement that has since been repealed.

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.



On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc. (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.



The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every Director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.



The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested Directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.



The Advisor provides investment advisory services for multiple clients through different types of investment accounts (e.g., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (e.g., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities transactions, to the extent permitted by and consistent with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.


From time to time, the Advisor votes the shares owned by the Fund according to its Statement of Proxy Voting Policies ("Proxy Voting Policy"). The general principle of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.



The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.


From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.


For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.



                             INVESTMENT SUBADVISORS



ADVISOR U.S. SMALL/MID CAP GROWTH FUND SUBADVISOR



The Advisor has entered into a Subadvisory Agreement with Next Century Growth Investors, LLC ("Next Century") with respect to the Advisor U.S. Small/Mid Cap Growth Fund. Under the terms of the Subadvisory Agreement, Next Century furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Next Century is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five percent of the Fund's total assets. During the term of the Subadvisory Agreement, Next Century will bear all expenses incurred by it in connection with its services under such agreement.



The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Next Century. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Next Century becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Next Century upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

The Subadvisory Agreement requires the Advisor, not the Fund, to pay Next Century a monthly fee based on the following annual rate. The Advisor will pay Next Century a fee equal to an annual rate of 0.50% of the Fund's average daily net asset value minus 50% of any payments the Advisor is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them.



Next Century received the following subadvisory fees from the Advisor for the time period indicated.



FISCAL YEAR ENDED     SUBADVISORY FEE ($)
-----------------------------------------
    12/31/02                51


The Subadvisory Agreement was approved by the Board of Directors on February 1, 2002. In its review, the Board of Directors was provided materials relating to the terms of the Subadvisory Agreement and the fees and expenses paid by similar funds managed by other investment advisors. On the basis of its review and analysis of the foregoing, the Board of Directors found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.


Next Century has also adopted a Code of Ethics ("Next Century's Code"), which governs the personal trading activities of all Access Persons of Next Century. Access Persons include any Director, officer, or Advisory Person of Next Century, except employees of the Advisor. The focus of Next Century's Code is the prevention of investment activities by persons with access to certain information that might be harmful to the interest of the Fund or that might enable such persons to illicitly profit from their relationship with the Fund.


Under Next Century's Code, no Access Person shall engage in any Personal Securities Transaction that the Access Person has reason to know will be detrimental to the best interest of any Fund. A Personal Securities Transaction is a transaction in a Security in which a person has or thereby acquires Beneficial Ownership. A person shall be considered to be "engaging in" or "effecting" a Personal Securities Transaction if the person, directly or indirectly, directs, participates in, or receives advance notification or advice of or regarding such transaction. A person shall not be considered to be "engaging in" or "effecting" a Personal Securities Transaction if such transaction is effected on the person's behalf by an independent fiduciary or broker with investment discretion, provided the person did not, directly or indirectly, direct, participate in, or receive advance notification or advice of or regarding such transaction. When engaging in Personal Securities Transaction, an Access Person shall place the interests of the Fund first, shall conduct such transaction in a manner consistent with Next Century's Code and in such a manner as to avoid an actual or potential conflict of interest or abuse of any such person's position of trust and responsibility as an Access Person, and shall not take inappropriate advantage of such person's position in relation to the Fund. Prior to effecting a Personal Securities Transaction, an Access Person shall notify the Director of Compliance of the proposed transaction, including the amount of the transaction and the Security involved. The Director of Compliance shall determine whether such transaction is consistent with Next Century's Code and communicate such determination to the Access Person. All capitalized terms not defined here can be found in Next Century's Code.


The Fund's portfolio managers and one other person ("Investment Managers"), and the Advisor entered into a Limited Liability Company Agreement (the "LLC Agreement") forming Next Century. Mr. Thomas L. Press, one of the Investment Managers of Next Century, controls Next Century pursuant to the terms of the LLC Agreement. The Advisor's ownership interest in Next Century may raise conflicts of interest in some situations.



The LLC Agreement provides that Next Century shall be managed and controlled by Next Century's Board of Directors. Currently, there are three Directors. One of the Directors is designated by the Advisor. The LLC Agreement grants to the Advisor, subject to applicable regulatory requirements, a right of first refusal pursuant to which the Advisor may purchase, under certain circumstances, and subject to certain restrictions any selling Investment Manager's interest in Next Century. The Advisor has sole responsibility for all distribution and marketing activities relating to the Fund's shares for as long as the Advisor is a member of Next Century.



ADVISOR UTILITIES AND ENERGY FUND SUBADVISOR



The Advisor has entered into a Subadvisory Agreement with W.H. Reaves & Co., Inc. ("Reaves") with respect to the Advisor Utilities and Energy Fund. Mr. William H. Reaves is the President of Reaves and controls Reaves due to his stock ownership. Under the terms of the Subadvisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the New York Stock Exchange ("NYSE"), it is anticipated that Reaves will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, Reaves will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.



The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Reaves. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Reaves upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.



The Subadvisory Agreement was approved by the Board of Directors on May 3, 2002. In its review, the Board of Directors was provided materials relating to (i) the terms of the proposed Subadvisory Agreement between Reaves and the Advisor, including the nature and scope of services to be provided to the Fund by Reaves and the structure and rates of the subadvisory fees to be charged for those services; (ii) the historical investment performance of other funds currently available in the market not advised by Reaves, but having a similar investment focus and asset composition; (iii) the management fee rates and payment arrangements; and (iv) the type and scope of services provided to the Fund by Reaves and the ability of Reaves to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of Reaves and its personnel, Reaves' financial condition, and the terms of the agreement. On the basis of its review and analysis of the foregoing, the Board of Directors found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.



The Subadvisory Agreement requires the Advisor, not the Fund, to pay Reaves a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund's net assets, (ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark (the "Benchmark").



In May 2003, the Board of Directors approved a change in the Benchmark to better match the investment strategies of the Subadvisor such that, effective May 1, 2003, the Benchmark will be 90% of the performance of a blend of 50% S&P 500 Utilities Index, 25% S&P 500 Telecommunication Services Index, and 25% S&P 500 Energy Index. Previously, the Benchmark was 90% of the performance of a blend of 35% S&P Telecommunications Services, 35% S&P Electric Utilities, 15% S&P Energy, 6 2/3% S&P Gas Utilities, 3 1/3% S&P Multi-Utilities, and 5% current rate on cash balances (using the Salomon Smith Barney 3-Month T-Bill Index). Specifically, Reaves is paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above. The change in the Benchmark does not change the fee paid by the Fund to the Advisor, rather it may potentially change the fee paid by the Advisor to Reaves. For the current fiscal period, Reaves' fee will be based on the Fund's performance measured against the old Benchmark, through April 30, 2003, and on the Fund's performance measured against the new Benchmark from May 1, 2003 through the end of the Fund's fiscal period.



During the first fiscal period, there were less than twelve months of performance for the Fund to be measured against its then-effective Benchmark, as the Fund commenced operations on July 31, 2002. Therefore, for purposes of determining the fee paid to Reaves during the first year, the Fund's performance was compared to then-effective Benchmark's performance for the cumulative number of months from the inception of the revised Subadvisory Agreement to the end of each calculation month.

Under the Subadvisory Agreement, the Advisor and Reaves shall share, in proportion to the fees they receive under their respective Fund advisory or subadvisory agreement, in the amount of payments the Advisor is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.



Reaves received the following subadvisory fees from the Advisor for the time period indicated.



FISCAL YEAR ENDED     SUBADVISORY FEE ($)
-----------------------------------------
   12/31/02                 2,479



Reaves has also adopted a Code of Ethics (Reaves' Code), which governs the personal trading activities of all employees of Reaves. Reaves' Code is based upon the principal that employees must avoid serving their own personal interests ahead of the interests of the clients.



Reaves' Code permits employees to invest in securities, including securities held by the Fund, subject to specific conditions. Trades for all personal and related accounts will be approved on a trade by trade basis prior to the order being placed. The trade will only be approved if the security is not held by the Fund or if it already has an established position in the Fund's portfolio. The trade will not be approved when the security is in the process of being established in, or liquidated from, the Fund's portfolio. Under no condition will an employee receive a better price on a security than the Fund receives on orders placed on the same day. All short-term trades for personal or related accounts with a holding period of less than 60 days (Short-Term Trades) must be reviewed by the Compliance Officer. Reaves' Code also provides several situations in which employees are prohibited from investing in securities. Portfolio managers and research analysts taking same direction transactions for their personal or related accounts (within his or her sector of responsibility) within seven calendar days of the establishment or liquidation of a position in the same security, or equivalent security, by an advisory account is prohibited, as well as Short-Term Trades. In addition, an employee who is a trader in a stock in which the firm is a market maker may not purchase or sell, for his or her personal or related account, any security in which he or she makes a market or any related financial instrument.


                                  ADMINISTRATOR


Effective November 30, 2001, each Fund, except the Advisor Large Company Core, Advisor U.S. Small/Mid Cap Growth, and the Advisor Utilities and Energy Funds, entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator") for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions. Prior to November 30, 2001, the Fund had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided by the Advisor under the Advisory Agreement. The Advisor Large Company Core, the Advisor U.S. Small/Mid Cap Growth, and the Advisor Utilities and Energy Funds have entered into an Administration Agreement with the Administrator for administration services to the Funds. The Administrator is an affiliated company of the Advisor and the Distributor.



The Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. The Advisor U.S. Value Fund currently offers five classes of shares: Class A, Class B, Class C, Class K, and Class Z. The Advisor Common Stock Fund, Advisor Mid Cap Growth Fund, and Advisor Small Cap Value Fund currently offer four classes of shares: Class A, Class B, Class C, and Class Z. The Advisor Large Company Core Fund currently offers four classes of shares: Class A, Class B, Class C, and Class K. The Advisor Endeavor Large Cap Fund, Advisor Focus Fund, Advisor Select Fund, Advisor International Core Fund, Advisor Technology Fund, Advisor U.S. Small/Mid Cap Growth Fund, and Advisor Utilities and Energy Fund currently offer three classes of shares: Class A, Class B, and Class C. Prior to December 27, 2001, each Fund, except the Advisor Endeavor Large Cap Fund, Advisor International Core Fund, Advisor Large Company Core, Advisor U.S. Small/Mid Cap Growth Fund and Advisor Utilities and Energy Fund, also offered Class L shares. Class L shares were redesignated as, and converted into, Class A shares of the same respective Fund on December 27, 2001.


The fees received and the services provided by the Administrator are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement.

ADMINISTRATION AGREEMENT - CLASS A, B, C, K, AND Z


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Class A, Class B, Class C, Class K, and Class Z shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund; (ii) supervising preparation of the periodic updating of the Fund's registration statements, including prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the classes of shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, including the Custodian, DST, and printers; (vi) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for shares; (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law; and, in addition, for Class Z shares only,
(xiii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the shares may be effected, and certain other matters pertaining to the Funds; and (xiv) assisting shareholders in designating and changing dividend options, account designations, and addresses. For its services under the Administration Agreement the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to Class A, B, C, and Z shares, and 0.25% of the Fund's average daily net assets attributable to Class K. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.



Prior to July 23, 2001, the Advisor received a fee from each Fund, except the Advisor Endeavor Large Cap Fund, Advisor International Core Fund, Advisor Large Company Core Fund, Advisor U.S. Small/Mid Cap Growth Fund, and Advisor Utilities and Energy Fund, at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Class Z shares. Prior to April 12, 2001 for the Advisor Common Stock, Advisor Technology, and Advisor U.S. Value Funds, and April 27, 2001, for the Advisor Select, Advisor Mid Cap Growth, and Advisor Small Cap Value Funds, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.


The Fund paid the following administrative fees for the time periods indicated:





                                                                                                           ADMINISTRATIVE FEE
           FISCAL YEAR ENDED                        ADMINISTRATIVE FEE($)              WAIVER($)             AFTER WAIVER ($)
-----------------------------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund - Class A(1),(2)

12/31/00(3)                                                    43                          0                         43
12/31/01                                                   34,468                          0                     34,468
12/31/02                                                  120,461                          0                    120,461

Advisor Common Stock Fund - Class B(1)

12/31/00(3)                                                    34                         34                          0
12/31/01                                                   19,128                      6,434                     12,694
12/31/02                                                   63,023                          0                     63,023

                                                                                                           ADMINISTRATIVE FEE
              FISCAL YEAR ENDED                         ADMINISTRATIVE FEE($)           WAIVER($)           AFTER WAIVER ($)
-----------------------------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund - Class C(1)

12/31/00(3)                                                        29                      28                       1
12/31/01                                                       19,275                   5,204                  14,071
12/31/02                                                       62,105                       0                  62,105

Advisor Common Stock Fund - Class Z

12/31/00                                                    3,734,670                       0               3,734,670
12/31/01                                                    4,543,000                       0               4,543,000
12/31/02                                                    4,626,000                       0               4,626,000

Advisor Endeavor Large Cap Fund - Class A(4)

12/31/01(5)                                                     4,632                       0                   4,632
12/31/02                                                       84,185                       0                  84,185

Advisor Endeavor Large Cap Fund - Class B(4)

12/31/01(5)                                                        83                      23                      60
12/31/02                                                          444                     170                     274

Advisor Endeavor Large Cap Fund - Class C(4)

12/31/01(5)                                                        82                      23                      59
12/31/02                                                          468                     281                     187

Advisor Focus Fund - Class A(6)(2)

12/31/00(3)                                                       201                       0                     201
12/31/01                                                       15,743                  13,321                   2,422
12/31/02                                                        9,373                   2,213                   7,160

Advisor Focus Fund - Class B(6)

12/31/00(3)                                                        43                       0                      43
12/31/01                                                        4,272                       0                   4,272
12/31/02                                                        4,691                   2,472                   2,219

Advisor Focus Fund - Class C(6)

12/31/00(3)                                                        26                       0                      26
12/31/01                                                        1,784                       0                   1,784
12/31/02                                                        1,492                      34                   1,458

Advisor International Core Fund - Class A(4)

12/31/01(5)                                                        77                       0                      77
12/31/02                                                          468                     162                     306

                                                                                                        ADMINISTRATIVE FEE
           FISCAL YEAR ENDED                           ADMINISTRATIVE FEE($)         WAIVER($)           AFTER WAIVER ($)
--------------------------------------------------------------------------------------------------------------------------
Advisor International Core Fund - Class B(4)

12/31/01(5)                                                      77                    70                     7
12/31/02                                                        580                   410                   170

Advisor International Core Fund - Class C(4)

12/31/01(5)                                                      77                    70                     7
12/31/02                                                        444                   334                   110

Advisor Large Company Core Fund - Class A(7)

09/30/02(8)                                                   1,601                     2                 1,599
12/31/02(9)                                                   4,573                 1,514                 3,059

Advisor Large Company Core Fund - Class B(10)

12/31/02(9)                                                     188                    43                   145

Advisor Large Company Core Fund - Class C(10)

12/31/02(9)                                                     163                    30                   133

Advisor Large Company Core Fund - Class K(10)

12/31/02(9)                                                      83                    62                    21

Advisor Mid Cap Growth Fund - Class A(1)(2)

12/31/00(3)                                                      97                     0                    97
12/31/01                                                     14,448                     0                14,448
12/31/02                                                     20,336                     0                20,336

Advisor Mid Cap Growth Fund - Class B(1)

12/31/00(3)                                                      43                    23                    20
12/31/01                                                      5,708                 1,455                 4,253
12/31/02                                                      8,345                   888                 7,457

Advisor Mid Cap Growth Fund - Class C(1)

12/31/00(3)                                                      49                    26                    23
12/31/01                                                      2,452                   677                 1,775
12/31/02                                                      3,514                    62                  3452

Advisor Mid Cap Growth Fund - Class Z

12/31/00                                                    354,265                     0               354,265
12/31/01                                                    400,298                     0               400,298
12/31/02                                                    270,463                     0               270,463

                                                                                                          ADMINISTRATIVE FEE
            FISCAL YEAR ENDED                          ADMINISTRATIVE FEE($)            WAIVER($)          AFTER WAIVER($)
-----------------------------------------------------------------------------------------------------------------------------
Advisor Select Fund - Class A(11)

12/31/01                                                       15,575                     381                  15,194
12/31/02                                                      170,181                      25                 170,156

Advisor Select Fund - Class B(11)

12/31/01                                                          837                     701                     136
12/31/02                                                        1,259                     114                   1,145

Advisor Select - Class C(11)

12/31/01                                                          522                     510                      12
12/31/02                                                          649                      63                     586

Advisor Small Cap Value Fund - Class A(1)(2)

12/31/00(3)                                                       123                       0                     123
12/31/01                                                      249,132                       0                 249,132
12/31/02                                                      842,442                       0                 842,442

Advisor Small Cap Value Fund - Class B(1)

12/31/00(3)                                                        35                      16                      19
12/31/01                                                       53,506                   3,465                  50,041
12/31/02                                                      194,010                       0                 194,010

Advisor Small Cap Value Fund - Class C(1)

12/31/00(3)                                                        30                      14                      16
12/31/01                                                       44,510                   2,660                  41,850
12/31/02                                                      232,607                       0                 232,607

Advisor Small Cap Value Fund - Class Z

12/31/00                                                      333,568                       0                 333,568
12/31/01                                                    1,181,819                       0               1,181,819
12/31/02                                                    1,958,967                       0               1,958,967

Advisor Technology Fund - Class A(6)(2)

12/31/00(3)                                                        41                       0                      41
12/31/01                                                        3,891                       0                   3,891
12/31/02                                                        4,349                   1,757                   2,592

Advisor Technology Fund - Class B(6)

12/31/00(3)                                                        24                       0                      24
12/31/01                                                          507                       0                     507
12/31/02                                                          543                     327                     216

                                                                                                           ADMINISTRATIVE FEE
              FISCAL YEAR ENDED                             ADMINISTRATIVE FEE($)         WAIVER($)         AFTER WAIVER ($)
-----------------------------------------------------------------------------------------------------------------------------
Advisor Technology Fund - Class C(6)

12/31/00(3)                                                            24                     0                    24
12/31/01                                                            1,078                     0                 1,078
12/31/02                                                            1,212                   740                   472

Advisor U.S. Small/Mid Cap Growth Fund -Class A(12)

12/31/02(13)                                                          475                   346                   129

Advisor U.S. Small/Mid Cap Growth Fund -Class B(12)

12/31/02(13)                                                          500                   368                   132

Advisor U.S. Small/Mid Cap Growth Fund -Class C(12)

12/31/02(13)                                                          368                   247                   121

Advisor U.S. Value Fund - Class A(1),(2)

12/31/00(3)                                                            35                     0                    35
12/31/01                                                            4,357                     0                 4,357
12/31/02                                                           12,931                    73                12,858

Advisor U.S. Value Fund - Class B(1)

12/31/00(3)                                                            32                    13                    19
12/31/01                                                            4,196                   629                 3,567
12/31/02                                                            8,153                     0                 8,153

Advisor U.S. Value Fund - Class C(1)
12/31/00(3)                                                            27                    11                    16
12/31/01                                                            1,227                   206                 1,021
12/31/02                                                            3,019                     0                 3,019

Advisor U.S. Value Fund - Class K(14)
12/31/02                                                           12,814                 6,091                 6,723

Advisor U.S. Value Fund - Class Z

10/31/00                                                          448,945                     0               448,945
12/31/00(15)                                                      104,332                     0               104,332
12/31/01                                                          581,313                     0               581,313
12/31/02                                                          568,620                     0               568,620

Advisor Utilities and Energy Fund - Class A(16)

12/31/02(17)                                                        5,351                     0                 5,351

Advisor Utilities and Energy Fund - Class B(16)

12/31/02(17)                                                          122                     0                   122

                                                                                                           ADMINISTRATIVE FEE
           FISCAL YEAR ENDED                       ADMINISTRATIVE FEE($)               WAIVER($)             AFTER WAIVER ($)
-----------------------------------------------------------------------------------------------------------------------------
Advisor Utilities and Energy Fund - Class C(16)

12/31/02(17)                                              145                            3                         142



(1) First offered on November 30, 2000.



(2) These fees do not reflect the fees of the former Class L shares, which were redesignated as and converted into Class A shares on December 27, 2001.



(3) For the one-month fiscal period ended December 31, 2000.









(4) First offered on September 28, 2001.



(5) For the three-month fiscal period ended December 31, 2001.



(6) Commenced operations on November 30, 2000.



(7) Commenced operations on September 16, 2002.



(8) For the fifteen-day fiscal period ended September 30, 2002.



(9) For the three-month fiscal period ended December 31, 2002.



(10) First offered on September 30, 2002.



(11) Commenced operations on December 29, 2000.



(12) Commenced operations on March 28, 2002.



(13) For the nine-month fiscal period ended December 31, 2002.



(14) First offered on December 31, 2001.



(15) For the two-month fiscal period ended December 31, 2000.



(16) Commenced operations on July 31, 2002.



(17) For the five-month fiscal period ended December 31, 2002.


                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a continuous basis. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.


The offering price of Class Z shares of the Advisor Common Stock Fund, Advisor U.S. Value Fund, Advisor Mid Cap Growth Fund and Advisor Small Cap Value Fund is the net asset value. The Class Z shares are offered on a "no-load" basis, which means that no sales commissions are charged on the purchases of those shares. The former Investor Class shares of these Funds were redesignated Class Z on November 30, 2000. Class Z shares are only available to certain types of investors. See Appendix B for more information on the eligibility criteria for purchasing Class Z shares.


The offering price of Class A shares of each Fund is the initial sales charge plus the net asset value. The Distributor may pay up to 100% of the applicable initial sales charges due upon the purchase of the Class A shares to the brokers, if any, involved in the transaction. As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the initial sales charge from purchases of Class A shares of the Fund. Class A shares also are subject to a contingent deferred sales charge (CDSC) or, for the Advisor Large Company Core Fund, a redemption fee in certain circumstances. See Appendix B for more information on Class A shares, including sales charge break points and waivers.



The offering price of Class B shares of each Fund is the net asset value. Class B shares redeemed within six years of purchase are subject to a CDSC, beginning at 5.00% for redemptions within the first year, declining to 4.00% for redemptions within years two and three, 3.00% in year 4, 2.00% in year 5, 1.00% in year 6, and disappearing after the sixth year. The annual 1.00% distribution fee compensates the Distributor for paying the brokers involved in the transaction, if any, a 4.00% up-front sales commission, which includes an advance of the first year's service fee. See Appendix B for more information on Class B shares.

The offering price of Class C shares of each Fund is the net asset value. The annual 1.00% distribution fee compensates the Distributor for paying the broker involved in the transaction, if any, a 1.00% up-front sales commission, which includes an advance of the first year's service fee. Class C shares are also subject to a CDSC in certain circumstances. See Appendix B for more information on Class C shares.


The offering price of Class K shares of the Advisor U.S. Value Fund is the net asset value. Class K is offered on a "no-load" basis, which means that no sales commissions are charged on the purchases of those shares. Class K shares are only available to certain types of investors. See Appendix B for more information on the eligibility criteria for purchasing Class K shares.


The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.



From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").


                                DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for Class A, Class B, and Class C shares. Although the plan differs in some ways for each class, the plan is designed to benefit the Fund and its shareholders. The plan is expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under the plan, the Fund pays the Distributor or others for the expenses of activities that are primarily intended to sell Class A, Class B, and Class C shares, including, but not limited to compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of Class A, Class B, and Class C shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of Class A, Class B, and Class C shares; and compensation of broker-dealers. The Distributor may determine the services the broker-dealer will provide to shareholders in connection with the sale of Class A, Class B, and Class C shares. The Distributor may reallocate all or any portion of the compensation it receives to broker-dealers who sell Class A, Class B, and Class C shares.


These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund, the Distributor or its affiliates who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of the Distributor's overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.



CLASS A SHARES. The Fund pays up to 0.25% per year of Class A shares' average daily net assets to the Distributor or others.



CLASS B AND CLASS C SHARES. The Fund pays the Distributor up to 1.00% per year of the class' average daily net assets, out of which 0.25% may be used for service fees. The plan also may be used to pay the Distributor for advancing commissions to securities dealers for the initial sale of Class B and Class C shares. The Distributor uses 12b-1 plan fees payable to it to pay third party financing entities that have provided financing to the Distributor in connection with advancing commissions to securities dealers.



The Rule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers.


In addition to the payments that the Distributor or others are entitled to under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the plan.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

The Distributor must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.


The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board of Directors of the Fund, and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan with respect to a class of shares may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the Class A, Class B, or Class C shareholders of the Fund, as appropriate, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board of Directors of the Fund and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its Class A, Class B, and Class C shareholders. Under the Rule 12b-1 Plan, the Distributor will provide the Board of Directors of the Fund and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.


The Fund paid the following distribution and service fees under its Rule 12b-1
Plan:





                                                                                                           REMAINING 12b-1 FEES
                                                                                                              USED TO PAY FOR
                                                                                                            1) ADVERTISING AND
                                                                                                         2) PRINTING AND MAILING
                                                                COMPENSATION TO         12b-1 FEES          OF PROSPECTUSES TO
FISCAL YEAR              GROSS 12b-1                             UNAFFILIATED          RETAINED BY           OTHER THAN CURRENT
 ENDED                     FEES($)             WAIVER($)       BROKER-DEALERS($)        SII($)(1)             SHAREHOLDERS($)
---------------------------------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund - Class A(2)(3)

12/31/00(4)                    36                 0                    36                     0                     0
12/31/01                   28,723                 0                28,723                     0                     0
12/31/02                  100,120                 0                61,927                38,193                     0

                                                                                                           REMAINING 12b-1 FEES
                                                                                                              USED TO PAY FOR
                                                                                                            1) ADVERTISING AND
                                                                                                         2) PRINTING AND MAILING
                                                                COMPENSATION TO         12b-1 FEES          OF PROSPECTUSES TO
FISCAL YEAR              GROSS 12b-1                             UNAFFILIATED          RETAINED BY          OTHER THAN CURRENT
   ENDED                   FEES($)             WAIVER($)       BROKER-DEALERS($)        SII($)(1)             SHAREHOLDERS($)
---------------------------------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund - Class B(2)

12/31/00(4)                    114                   0                 114                     0                       0
12/31/01                    64,177                   0                 169                61,186                   2,822
12/31/02                   210,076                   0              13,311               178,334                  18,431

Advisor Common Stock Fund - Class C(2)

12/31/00(4)                     96                   0                  96                     0                       0
12/31/01                    64,250                   0                 186                60,934                   3,130
12/31/02                   208,074                   0              13,313               179,411                  15,350

Advisor Endeavor Large Cap Fund - Class A(5)

12/31/01(6)                  3,860                   0               3,860                     0                       0
12/31/02                    70,154                   0              70,154                     0                       0

Advisor Endeavor Large Cap Fund - Class B(5)

12/31/01(6)                    277                   2                  67                   205                       3
12/31/02                     1,468                 137                 302                   958                      71

Advisor Endeavor Large Cap Fund - Class C(5)

12/31/01(6)                    274                   2                  67                   202                       3
12/31/02                     1,548                  70                 237                   785                     456

Advisor Focus Fund - Class A(7)(3)

12/31/00(4)                    167                   0                 167                     0                       0
12/31/01                    13,124               8,936               4,188                     0                       0
12/31/02                     7,811               3,505               4,306                     0                       0

Advisor Focus Fund - Class B(7)

12/31/00(4)                    144                   0                 144                     0                       0
12/31/01                    14,256               9,847                 209                 4,200                       0
12/31/02                    15,766               7,132               2,417                 6,217                       0

Advisor Focus Fund - Class C(7)

12/31/00(4)                     88                   0                  88                     0                       0
12/31/01                     5,947               3,157                 133                 2,657                       0
12/31/02                     6,013               4,202                 759                 1,052                       0

                                                                                                           REMAINING 12b-1 FEES
                                                                                                              USED TO PAY FOR
                                                                                                            1) ADVERTISING AND
                                                                                                         2) PRINTING AND MAILING
                                                                COMPENSATION TO         12b-1 FEES          OF PROSPECTUSES TO
FISCAL YEAR              GROSS 12b-1                             UNAFFILIATED          RETAINED BY          OTHER THAN CURRENT
   ENDED                   FEES($)             WAIVER($)       BROKER-DEALERS($)        SII($)(1)             SHAREHOLDERS($)
---------------------------------------------------------------------------------------------------------------------------------
Advisor International Core Fund - Class A(5)

12/31/01(6)                     64                 0                    63                    1                       0
12/31/02                       292               170                   122                    0                       0

Advisor International Core Fund - Class B(5)

12/31/01(6)                    257                 0                    63                  189                       5
12/31/02                     1,626                 0                   254                1,184                     188

Advisor International Core Fund - Class C(5)

12/31/01(6)                    257                 0                    63                  189                       5
12/31/02                     1,256               695                   240                  321                       0

Advisor Large Company Core Fund - Class A(8)

09/30/02(9)                  1,323                 0                     0                  752                     571
12/31/02(10)                 4,498                 0                 3,681                  752                      65

Advisor Large Company Core Fund - Class B(11)

12/31/02(10)                   628                 0                    71                   86                     471

Advisor Large Company Core Fund - Class C(11)

12/31/02(10)                   543                 0                    72                   67                     404

Advisor Mid Cap Growth Fund - Class A(2)(3)

12/31/00(4)                     80                 0                    80                    0                       0
12/31/01                    12,040                 0                12,040                    0                       0
12/31/02                    16,947                 0                 9,372                7,575                       0

Advisor Mid Cap Growth Fund - Class B(2)

12/31/00(4)                    143                 0                   143                    0                       0
12/31/01                    19,027                 0                   155               17,376                   1,496
12/31/02                    27,331                 0                 3,098               21,098                   3,135

Advisor Mid Cap Growth Fund - Class C(2)

12/31/00(4)                    161                 0                   161                    0                       0
12/31/01                     8,174                 0                   233                7,387                     554
12/31/02                    11,515                 0                 1,044                9,465                   1,006

                                                                                                           REMAINING 12b-1 FEES
                                                                                                              USED TO PAY FOR
                                                                                                            1) ADVERTISING AND
                                                                                                         2) PRINTING AND MAILING
                                                                COMPENSATION TO         12b-1 FEES          OF PROSPECTUSES TO
FISCAL YEAR              GROSS 12b-1                             UNAFFILIATED          RETAINED BY          OTHER THAN CURRENT
  ENDED                    FEES($)             WAIVER($)       BROKER-DEALERS($)        SII($)(1)             SHAREHOLDERS($)
---------------------------------------------------------------------------------------------------------------------------------
Advisor Select Fund - Class A(12)

12/31/01                    13,562                  66              13,470                    26                       0
12/31/02                   141,698                   0             141,698                     0                       0

Advisor Select Fund - Class B(12)

12/31/01                     2,907                   8                 211                 2,530                     158
12/31/02                     3,988                   0                 471                 3,325                     192

Advisor Select Fund - Class C(12)

12/31/01                     1,819                   9                 211                 1,537                      62
12/31/02                     2,374                   0                 289                 1,595                     490

Advisor Small Cap Value Fund - Class A(2)(3)

12/31/00(4)                    102                   0                 102                     0                       0
12/31/01                   208,284                   0             208,284                     0                       0
12/31/02                   702,035                   0             613,213                88,822                       0

Advisor Small Cap Value Fund - Class B(2)

12/31/00(4)                    116                   0                 116                     0                       0
12/31/01                   179,062               6,087                 114               172,821                      40
12/31/02                   646,702                   0              43,401               547,354                  55,947

Advisor Small Cap Value Fund - Class C(2)

12/31/00(4)                    100                   0                 100                     0                       0
12/31/01                   149,101               4,193                 198               142,209                   2,501
12/31/02                   775,358                   0              36,813               692,675                  45,870

Advisor Technology Fund - Class A(7)(3)

12/31/00(4)                     34                   0                  34                     0                       0
12/31/01                     3,251                 241               3,010                     0                       0
12/31/02                     3,621               2,031               1,590                     0                       0

Advisor Technology Fund - Class B(7)

12/31/00(4)                     80                   0                  80                     0                       0
12/31/01                     1,696                 308                 192                 1,196                       0
12/31/02                     1,602               1,423                 179                     0                       0

                                                                                                           REMAINING 12b-1 FEES
                                                                                                              USED TO PAY FOR
                                                                                                            1) ADVERTISING AND
                                                                                                         2) PRINTING AND MAILING
                                                                COMPENSATION TO         12b-1 FEES          OF PROSPECTUSES TO
FISCAL YEAR              GROSS 12b-1                             UNAFFILIATED          RETAINED BY          OTHER THAN CURRENT
  ENDED                    FEES($)             WAIVER($)       BROKER-DEALERS($)        SII($)(1)             SHAREHOLDERS($)
---------------------------------------------------------------------------------------------------------------------------------
Advisor Technology Fund - Class C(7)

12/31/00(4)                     80                   0                  80                     0                       0
12/31/01                     3,607                 439                 191                 2,977                       0
12/31/02                     3,563               2,632                 462                   469                       0

Advisor U.S. Small/Mid Cap Growth Fund - Class A(13)

12/31/02(14)                 1,043                 612                 381                     4                      46

Advisor U.S. Small/Mid Cap Growth Fund - Class B(13)

12/31/02(14)                 1,635               1,192                 443                     0                       0

Advisor U.S. Small/Mid Cap Growth Fund - Class C(13)

12/31/02(14)                 1,234                 831                 403                     0                       0

Advisor U.S. Value Fund - Class A(2),(3)

12/31/00(4)                     29                   0                  29                     0                       0
12/31/01                     3,630                   0               3,630                     0                       0
12/31/02                    10,715                   0              10,715                     0                       0

Advisor U.S. Value Fund - Class B(2)

12/31/00(4)                    108                   0                 108                     0                       0
12/31/01                    13,986                   0                 241                12,957                     788
12/31/02                    27,178                   0               2,819                21,254                   3,105

Advisor U.S. Value - Class C(2)

12/31/00(4)                     89                   0                  89                     0                       0
12/31/01                     4,089                   0                 236                 3,659                     194
12/31/02                    10,065                   0                 704                 8,806                     555

Advisor Utilities and Energy Fund - Class A(15)

12/31/02(16)                 4,459                   0               3,042                   374                   1,043

Advisor Utilities and Energy Fund - Class B(15)

12/31/02(16)                   407                  83                  55                     5                     264

                                                                                                           REMAINING 12b-1 FEES
                                                                                                              USED TO PAY FOR
                                                                                                            1) ADVERTISING AND
                                                                                                         2) PRINTING AND MAILING
                                                                COMPENSATION TO         12b-1 FEES          OF PROSPECTUSES TO
FISCAL YEAR              GROSS 12b-1                             UNAFFILIATED          RETAINED BY          OTHER THAN CURRENT
  ENDED                    FEES($)             WAIVER($)       BROKER-DEALERS($)        SII($)(1)             SHAREHOLDERS($)
---------------------------------------------------------------------------------------------------------------------------------
Advisor Utilities and Energy Fund - Class C(15)

12/31/02(16)                   443               135                  55                   24                     229



(1) This amount represents 1) 12b-1 fees paid on shares held less than 13 months, 2) 12b-1 fees for accounts with no dealer of record, and 3) asset-based service fees on Class B and Class C shares.



(2) First offered on November 30, 2000.



(3) These fees do not reflect the fees of the former Class L shares, which were redesignated as and converted into Class A shares on December 27, 2001.



(4) For the one-month fiscal period ended December 31, 2000.



(5) First offered on September 28, 2001.



(6) For the three-month fiscal period ended December 31, 2001.



(7) Commenced operations on November 30, 2000.






(8) Commenced operations on September 16, 2002.



(9) For the fifteen-day fiscal period ended September 30, 2002.



(10) For the three-month fiscal period ended December 31, 2002.



(11) First offered on September 30, 2002.






(12) Commenced operations on December 29, 2000.



(13) Commenced operations on March 28, 2002.



(14) For the nine-month fiscal period ended December 31, 2002.



(15) Commenced operations on July 31, 2002.



(16) For the five-month fiscal period ended December 31, 2002.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. References in this section to the Advisor also refer to the Subadvisor, if any, unless indicated otherwise. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.



The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.


Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).



In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.



The Advisor may engage in "step-out" and "give-up" brokerage transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.



When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under the 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.


Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.


From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).



At least annually, the Advisor considers the amount and nature of research and brokerage services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.


The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover, brokerage and custodial costs, and tax consequences to the client.

With respect to the Fund's foreign equity investing, if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO") if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it; whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.


"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.

Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated by the trading desk among the client accounts participating in the order in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management (including cash available for investment on the date the IPO is priced) in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100 share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or pro rata based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.

The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.


Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.



At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.


The Fund paid the following brokerage commissions for the time periods indicated:





      FISCAL YEAR ENDED                                                      BROKERAGE COMMISSIONS($)

----------------------------------------------------------------------------------------------------
Advisor Common Stock Fund

12/31/00                                                                            4,284,224
12/31/01                                                                            3,803,200
12/31/02                                                                            3,924,480

Advisor Endeavor Large Cap Fund(1)

12/31/01(2)                                                                            32,041
12/31/02                                                                              316,188

Advisor Focus Fund(3)

12/31/00(4)                                                                             1,864
12/31/01                                                                               85,889
12/31/02                                                                               37,899

Advisor International Core Fund(1)

12/31/01(2)                                                                               661
12/31/02                                                                                1,603

Advisor Large Company Core Fund(5)

12/31/02(6)                                                                             8,226

Advisor Mid Cap Growth Fund

12/31/00                                                                            1,054,420
12/31/01                                                                            1,941,906
12/31/02                                                                            1,778,061

Advisor Select Fund(7)

12/31/01                                                                              116,255
12/31/02                                                                              674,290

Advisor Small Cap Value Fund

12/31/00                                                                            1,053,700
12/31/01                                                                            2,623,278
12/31/02                                                                            2,888,317

Advisor Technology Fund(3)

12/31/00(4)                                                                              228
12/31/01                                                                               9,613
12/31/02                                                                               8,503

      FISCAL YEAR ENDED                                                     BROKERAGE COMMISSIONS($)

----------------------------------------------------------------------------------------------------
Advisor U.S. Small/Mid Cap Growth Fund(8)

12/31/02(9)                                                                            2,785

Advisor U.S. Value Fund

10/31/00                                                                           2,348,258
12/31/00(10)                                                                          88,870
12/31/01                                                                             648,765
12/31/02                                                                             810,741

Advisor Utilities and Energy Fund(11)

12/31/02(12)                                                                          17,391


(1)  Commenced operations on September 28, 2001.

(2)  For the three-month fiscal period ended December 31, 2001.

(3)  Commenced operations on November 30, 2000.

(4)  For the one-month fiscal period ended December 31, 2000.




(5)  Commenced operations on September 16, 2002.


(6)  For the three-month fiscal period ended December 31, 2002.



(7)  Commenced operations on December 29, 2001.



(8)  Commenced operations on March 28, 2002.



(9)  For the nine-month fiscal period ended December 31, 2002.



(10) For the two-month fiscal period ended December 31, 2000.



(11) Commenced operations on July 31, 2002.



(12) For the five-month fiscal period ended December 31, 2002.



With respect to the Advisor Utilities and Energy Fund only, because Reaves is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for Reaves to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows Reaves to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the periods indicated in the brokerage commission table above, the Fund paid Reaves the full amount of the brokerage commissions indicated in the table. For the period August 1, 2002 to December 31, 2002, 100% of the Fund's aggregate brokerage commissions were paid to Reaves. For the period August 1, 2002 to December 31, 2002, 100% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through Reaves.



FISCAL YEAR ENDED                                                    BROKERAGE COMMISSIONS PAID TO REAVES($)
------------------------------------------------------------------------------------------------------------
   12/31/02(1)                                                                     17,391



(1) For the five-month fiscal period ended December 31, 2002.


Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.


REGULAR BROKER OR DEALER (OR PARENT) ISSUER           VALUE OF SECURITIES OWNED AS OF DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------
Merrill Lynch and Company, Inc.                             $20,493,000 (Advisor Common Stock)
-------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                             $405,000 (Advisor Endeavor Large Cap)
-------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc.                                       $139,000 (Advisor Endeavor Large Cap)
-------------------------------------------------------------------------------------------------------
HSBC Securities, Inc.                                       $7,000 (Advisor International Core)
-------------------------------------------------------------------------------------------------------
The Bear Stearns Companies, Inc.                            $873,000 (Advisor Mid Cap Growth)
-------------------------------------------------------------------------------------------------------

REGULAR BROKER OR DEALER (OR PARENT) ISSUER           VALUE OF SECURITIES OWNED AS OF DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------
Merrill Lynch and Company, Inc.                             $531,000 (Advisor Mid Cap Growth)
-------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc.                                       $373,000 (Advisor Mid Cap Growth)
-------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                             $1,973,000 (Advisor Select)
-------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                             $6,862,000 (Advisor U.S. Value)
-------------------------------------------------------------------------------------------------------
Morgan Stanley                                              $1,677,000 (Advisor U.S. Value)
-------------------------------------------------------------------------------------------------------
Goldman Sachs & Company                                     $558,000 (Advisor U.S. Value)
-------------------------------------------------------------------------------------------------------



The table below shows the Fund's portfolio turnover rate for the last two calendar periods.






             FUND                                    DECEMBER 31, 2002               DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund                                 64.9%                          89.3%
Advisor Endeavor Large Cap Fund                          420.4%                          54.0%(1)
Advisor Focus Fund                                       350.1%                         605.7%
Advisor International Core Fund                           46.9%                           4.0%(1)
Advisor Large Company Core Fund                           36.4%(2)                          -
Advisor Mid Cap Growth Fund                              526.6%                         650.0%
Advisor Select Fund                                      437.3%                         359.7%
Advisor Small Cap Value Fund                              28.2%                          42.0%
Advisor Technology Fund                                  136.5%                         157.9%
Advisor U.S. Small/Mid Cap Growth Fund                    98.1%(3)                          -
Advisor U.S. Value Fund                                   89.8%                         116.1%
Advisor Utilities and Energy Fund                         46.2%(4)                          -


(1) For the three-month fiscal period ended December 31, 2001.


(2) For the three-month fiscal period ended December 31, 2002.



(3) For the nine-month fiscal period ended December 31, 2002.



(4) For the five-month fiscal period ended December 31, 2002.



For the fiscal year ended December 31, 2002, the Advisor Focus, Advisor Mid Cap Growth, and Advisor Select Funds' portfolio turnover rate resulted from repositioning the Funds' portfolio in light of their investment objectives, policies, and the then prevailing market environment.


                                    CUSTODIAN


As custodian of the Fund's assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian and, if applicable, the subcustodian, are in no way responsible for any of the investment policies or decisions of the Fund. In addition, the Fund, with the approval of the Board of Directors and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested.


                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Administrator is an affiliated company of the Advisor and Distributor. The Administrator is compensated as follows:



--------------------------------------------------------------------------------------------------------------
 SHARE CLASS                                                             FEE(1)
--------------------------------------------------------------------------------------------------------------
Class A shares                                0.20% of the average daily net asset value of all Class A shares
--------------------------------------------------------------------------------------------------------------
Class B shares                                0.20% of the average daily net asset value of all Class B shares
--------------------------------------------------------------------------------------------------------------
Class C shares                                0.20% of the average daily net asset value of all Class C shares
--------------------------------------------------------------------------------------------------------------
Class K shares                                0.20% of the average daily net asset value of all Class K shares
--------------------------------------------------------------------------------------------------------------
Class Z shares                                $27.00 annual open account fee, $ 4.20 annual closed account fee
--------------------------------------------------------------------------------------------------------------


(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.





The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fees and may voluntarily absorb expenses for the Fund.






                                                  OUT-OF-POCKET    PRINTING/MAILING                      TOTAL COST AFTER
   FUND                        FEE($)              EXPENSES($)        SERVICES($)           WAIVER($)       WAIVER($)
-------------------------------------------------------------------------------------------------------------------------
Advisor Common Stock Fund - Class A(1)(2)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                         18,833               1,022             10,930                   0             30,785
12/31/02                         75,953               1,618             13,755                   0             91,326

Advisor Common Stock Fund - Class B(1)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                         10,302                 223              9,686               3,305             16,906
12/31/02                         40,124               2,221             18,101                   0             60,446

Advisor Common Stock Fund - Class C(1)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                         10,510                 157              5,221               2,312             13,576
12/31/02                         39,666               1,787             16,740                   0             58,193

Advisor Common Stock Fund - Class Z

12/31/00                      2,304,256                   0            471,105                   0          2,775,361
12/31/01                      3,198,380              34,768            464,781                   0          3,697,929
12/31/02                      3,720,870              93,763            450,728                   0          4,265,361

Advisor Endeavor Large Cap Fund - Class A(4)

12/31/01(5)                           0                   0                  9                   0                  9
12/31/02                         51,431               1,485              8,030                   0             60,946

Advisor Endeavor Large Cap Fund - Class B(4)

12/31/01(5)                           0                   0                  9                   0                  9
12/31/02                            269                   9              3,864               4,007                135

                                                   OUT-OF-POCKET   PRINTING/MAILING                       TOTAL COST AFTER
   FUND                          FEE($)             EXPENSES($)      SERVICES($)           WAIVER($)         WAIVER($)
-------------------------------------------------------------------------------------------------------------------------
Advisor Endeavor Large Cap Fund - Class C(4)

12/31/01(5)                           0                   0                  9                   0                  9
12/31/02                            314                 752              3,240               4,189                117

Advisor Focus Fund - Class A(2)(6)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                         10,443                  47              9,312              17,181              2,621
12/31/02                          6,770                 200              7,249               4,183             10,036

Advisor Focus Fund - Class B(6)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                          2,567                  72              7,961               2,120              8,480
12/31/02                          3,208                 271              8,935               9,090              3,324

Advisor Focus Fund - Class C(6)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                          1,083                  19              1,826               1,308              1,620
12/31/02                          1,047                  63              2,219               1,842              1,487

Advisor International Core Fund - Class A(4)

12/31/01(5)                           0                   0                  9                   0                  9
12/31/02                            241                   6              1,987               1,698                536

Advisor International Core Fund - Class B(4)

12/31/01(5)                           0                   0                  9                   0                  9
12/31/02                            312                   9              1,882               1,964                239

Advisor International Core Fund - Class C(4)

12/31/01(5)                           0                   0                  9                   0                  9
12/31/02                            260                   5              2,128               2,148                245

Advisor Large Company Core Fund - Class A(7)

9/30/02(17)                           0                   0                  0                   0                  0
12/31/02(8)                       2,825                  16             10,122              11,760              1,203

Advisor Large Company Core Fund - Class B(9)

12/31/02(8)                          60                   1                121                 142                 40

Advisor Large Company Core Fund - Class C(9)

12/31/02(8)                          45                   0                 74                  92                 27

                                                  OUT-OF-POCKET     PRINTING/MAILING                      TOTAL COST AFTER
   FUND                         FEE($)              EXPENSES($)        SERVICES($)          WAIVER($)        WAIVER($)
-------------------------------------------------------------------------------------------------------------------------
Advisor Large Company Core Fund - Class K(9)

12/31/02(8)                          37                   0              1,965               2,002                  0

Advisor Mid Cap Growth Fund - Class A(1)(2)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                          8,449                 241              6,157                   0             14,847
12/31/02                         13,591                 560              2,420                   0             16,571

Advisor Mid Cap Growth Fund - Class B(1)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                          3,330                  89              7,559               3,325              7,653
12/31/02                          5,539                 454              4,922                 574             10,341

Advisor Mid Cap Growth Fund - Class C(1)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                          1,465                  26              2,770               1,301              2,960
12/31/02                          2,324                 140              1,323                  61              3,726

Advisor Mid Cap Growth Fund - Class Z

12/31/00                        280,679               4,573             85,350                   0            370,602
12/31/01                        523,478              11,744            149,566                   0            684,788
12/31/02                        476,572              25,133            121,243                   0            622,948

Advisor Select Fund - Class A(10)

12/31/01                          2,659                  17                968               3,016                628
12/31/02                        105,647               2,202              1,853                   0            109,702

Advisor Select Fund - Class B(10)

12/31/01                            509                   5                497                 271                740
12/31/02                            829                  33                378                   0              1,240

Advisor Select Fund - Class C(10)

12/31/01                            324                   5                421                 358                392
12/31/02                            429                  24                230                   0                683

Advisor Small Cap Value Fund - Class A(1)(2)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                        140,316                 990             27,298                   0            168,604
12/31/02                        529,384              10,198             96,692                   0            636,274

                                                  OUT-OF-POCKET    PRINTING/MAILING                      TOTAL COST AFTER
   FUND                         FEE($)             EXPENSES($)        SERVICES($)           WAIVER($)       WAIVER($)
-------------------------------------------------------------------------------------------------------------------------
Advisor Small Cap Value Fund - Class B(1)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                         29,422                 756             23,535              16,221             37,492
12/31/02                        122,505               7,715             59,825                   0            190,045

Advisor Small Cap Value Fund - Class C(1)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                         23,961                 364              8,184               9,053             23,456
12/31/02                        143,822               6,218             53,185                   0            203,225

Advisor Small Cap Value Fund - Class Z

12/31/00                        282,620               5,244             51,201                   0            339,065
12/31/01                      1,125,349              13,293            119,833                   0          1,258,475
12/31/02                      2,317,074              31,118            129,207                   0          2,477,399

Advisor Technology Fund - Class A(2)(6)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                          2,270                  22              5,015               4,684              2,623
12/31/02                          3,034                  73                632               1,729              2,010

Advisor Technology Fund - Class B(6)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                            313                   8                653                  89                885
12/31/02                            375                  31                620                 635                391

Advisor Technology Fund - Class C(6)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                            648                  13                530                   1              1,190
12/31/02                            754                  62                533                 914                435

Advisor U.S. Small/Mid Cap Growth Fund - Class A(11)

12/31/02(12)                        264                   4              2,181               2,128                321

Advisor U.S. Small/Mid Cap Growth Fund - Class B(11)

12/31/02(12)                        279                   5              2,241               2,495                 30

Advisor U.S. Small/Mid Cap Growth Fund - Class C(11)

12/31/02(12)                        209                   4              2,210               2,232                191

                                                  OUT-OF-POCKET    PRINTING/MAILING                      TOTAL COST AFTER
   FUND                        FEE($)              EXPENSES($)        SERVICES($)           WAIVER($)       WAIVER($)
-------------------------------------------------------------------------------------------------------------------------
Advisor U.S. Value Fund - Class A(1)(2)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                          2,518                  75              2,437                   0              5,030
12/31/02                          8,563                 269              1,444                 137             10,139

Advisor U.S. Value Fund - Class B(1)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                          2,413                  52              3,874               1,009              5,330
12/31/02                          5,320                 287              2,611                   0              8,218

Advisor U.S. Value Fund - Class C(1)

12/31/00(3)                           0                   0                  0                   0                  0
12/31/01                            729                   9                439                  87              1,090
12/31/02                          1,881                  79                725                   0              2,685

Advisor U.S. Value Fund - Class K(13)

12/31/02                          8,338                 255              2,224                 890              9,927

Advisor U.S. Value Fund - Class Z

10/31/00                        323,613               1,735            102,857                   0            428,205
12/31/00(14)                     85,068                 555             32,548                   0            118,171
12/31/01                        522,788              21,771             97,117                   0            641,676
12/31/02                      1,501,555              49,991            268,147                   0          1,819,693

Advisor Utilities and Energy Fund - Class A(15)

12/31/02(16)                      2,591                   4              2,661                   0              5,256

Advisor Utilities and Energy Fund - Class B(15)

12/31/02(16)                         64                   1                882                 882                 65

Advisor Utilities and Energy Fund - Class C(15)

12/31/02(16)                         69                   1                883                 881                 72


(1) First offered on November 30, 2000.

(2) These fees do not reflect the fees of the former Class L shares, which were redesignated as and converted into Class A shares on December 27, 2001.

(3) For the one-month fiscal period ended December 31, 2000.

(4) First offered on September 28, 2001.

(5) For the three-month fiscal period ended December 31, 2001.


(6) Commenced operations on November 30, 2000.



(7) Commenced operations on September 16, 2002.



(8) For the three-month fiscal period ended December 31, 2002.



(9) First offered on September 30, 2002.

(10) Commenced operations on December 29, 2000.



(11) Commenced operations on March 28, 2002.



(12) For the nine-month fiscal period ended December 31, 2002.



(13) First offered on December 31, 2001.



(14) For the two-month fiscal period ended December 31, 2002.



(15) Commenced operations on July 31, 2002.



(16) For the five-month fiscal period ended December 31, 2002.



(17) For the fifteen-day fiscal period ended September 30, 2002.


                                      TAXES

GENERAL


The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.



In order to qualify for treatment as a RIC under the IRC, the Fund must: (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that, at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) of (1) any one issuer or (2) two or more issuers controlled by the RIC and engaged in the same or similar trades or businesses or related trades or businesses. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.



If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income and "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss) it distributes to shareholders.



Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax. The Fund intends to make the required distributions, but does not provide assurance that it will do so.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be will be disallowed to the extent of any exempt interest dividends received on those shares. Any portion of such a loss that is not disallowed treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.



The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.



If the Fund is considered a personal holding company it will be subject to special tax rules.






CAPITAL LOSS CARRYOVERS






For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When a Fund has a capital loss carryover, it generally does not make capital gains distributions until the loss has been offset or expired. As of December 31, 2002, the Funds in the table below anticipated the following capital loss carryovers:



         FUND                                       CAPITAL LOSS CARRYOVER ($)      EXPIRATION DATE
         ----                                       --------------------------      ---------------
Advisor Common Stock Fund                              $   161,774,104.30              2009-2010
Advisor Endeavor Large Cap Fund                        $     8,704,960.77                   2010
Advisor Focus Fund                                     $     4,618,399.92              2009-2010
Advisor International Core Fund                        $        22,211.70                   2010
Advisor Large Company Core Fund                        $     1,015,802.51              2009-2010
Advisor Mid Cap Growth Fund                            $   126,755,764.67              2009-2010
Advisor Select Fund                                    $    12,400,182.66                   2010
Advisor Small Cap Value Fund                           $     8,884,387.93              2009-2010
Advisor Technology Fund                                $     1,113,700.82              2009-2010
Advisor U.S. Small/Mid Cap Growth Fund                 $       142,261.67                   2010
Advisor U.S. Value Fund                                $    14,903,875.27                   2010
Advisor Utilities and Energy Fund                      $       528,144.02                   2010


DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

FOREIGN TRANSACTIONS

Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, each shareholder would (1) be required to include in gross income the shareholder's proportionate share of those taxes paid by the RIC and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).


The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. These gains will be treated as ordinary income.


PASS-THROUGH INCOME TAX EXEMPTION


Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.


PURCHASES IN KIND


Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.

USE OF TAX-LOT ACCOUNTING


When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE


Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds) plus any applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each class of shares of the Fund is normally determined as of 3:00 p.m., Central Time, each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m., Central Time, or if an emergency exists. The NAV of each class of shares of the Fund is calculated by taking the fair value of the Fund's total assets attributable to that class, subtracting all its liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.



Equity securities are valued at the last sales price on the Nasdaq or, if not traded on the Nasdaq, at the last sales price on the national securities exchange on which such securities are primarily traded. Securities traded on Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will be valued based on market quotations.


Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

Debt securities are valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, ask or bid prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Fund. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Advisor determines that the fair value of such securities is their amortized cost under the supervision of the Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.


                       ADDITIONAL SHAREHOLDER INFORMATION

ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS


The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT


When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.


DOLLAR COST AVERAGING


Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.



Federal Reserve System



The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system, such as redemptions by wire, may also be delayed when the federal reserve system is closed.

FEE WAIVERS


The Fund, the Advisor, and/or the Administrator may waive some or all fees in certain conditions where the application of the fee would not serve its purpose.


FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS


Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, facsimile, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.


MOVING ACCOUNT OPTIONS AND INFORMATION


When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as, the exchange option, Express Purchase(SM) and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.


PROMOTIONAL ITEMS


From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging, paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.



Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.


RETIREMENT PLANS


TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. The Strong Funds offer a prototype plan for you to establish your own traditional IRA. For the years 2003 and 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of your earned income each year to your traditional IRA (or up to $6,000 or 100% of earned income between your traditional IRA and your non-working spouse's traditional IRA, but no more than $3,000 in one account). Beginning in year 2005, the maximum annual contribution limit for traditional IRA contributions will increase from the current maximum of $3,000 to:


-   $4,000 in years 2005 through 2007

-   $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500. Under certain circumstances, your contribution will be deductible.


Also, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:



-   $500 for years 2003 through 2005


-   $1,000 for 2006 and each year thereafter.


ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). For the years 2003 and 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of earned income each year into a Roth IRA. Beginning in year 2005, your maximum annual contribution limit for Roth IRA contributions will increase from the current $3,000 up to:


-   $4,000 in years 2005 through 2007

-   $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500.


If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free.

If your modified AGI is $100,000 or less, you can convert your traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.



If you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:



-   $500 for years 2003 through 2005


-   $1,000 for 2006 and each year thereafter.


COVERDELL EDUCATION SAVINGS ACCOUNTS: Taxpayers may contribute up to $2,000 per year into a Coverdell Education Savings Account for the benefit of a child under age 18. Total contributions to any one child cannot exceed the annual contribution limit. The contributor must have modified AGI under $110,000 (single) or $220,000 (joint) to contribute to a Coverdell Education Savings Account. Allowed contributions begin to phase-out at $95,000 (single) or $190,000 (joint). Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federally tax free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional 10% penalty.



DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC Section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.


SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.


SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.



SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $8,000, for the year 2003, on a pre-tax basis, to a SIMPLE-IRA account. The SIMPLE IRA deferral limit will increase as follows:


$8,000 in 2003
$9,000 in 2004


$10,000 in 2005






These annual deferral limits are indexed for inflation in $500 increments beginning in 2006. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred. If you have reached age 50 before the end of the plan year, you may make "catch-up" contributions to your SIMPLE IRA. The catch-up limits for a SIMPLE IRA are as follows:





$1,000 for 2003
$1,500 for 2004
$2,000 for 2005


$2,500 for 2006 and thereafter

The catch-up limit is indexed for inflation in $500 increments in 2007 and thereafter.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

Please note, all contribution limits and other information presented in this section describe the provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.

RIGHT OF SET-OFF


To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.


SHARES IN CERTIFICATE FORM

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES


The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.


                                  ORGANIZATION


The Fund is a "series" of common stock of a Corporation, as described in the chart below:



                                                                      Date        Date
                                                     Incorporation   Series       Class       Authorized
                    Corporation                          Date        Created     Created        Shares       Par Value ($)
---------------------------------------------------------------------------------------------------------------------------
Strong Common Stock Fund, Inc.                           11/11/88                             Indefinite           .001
   - Strong Advisor Common Stock Fund(1)                             11/11/88                 Indefinite           .001
       -Class A(2)                                                               11/30/00     Indefinite           .001
       -Class B                                                                  11/30/00     Indefinite           .001
       -Class C                                                                  11/30/00     Indefinite           .001
       -Class Z(3)                                                               11/11/88     Indefinite           .001
   - Strong Advisor Endeavor Large Cap Fund                          9/17/01                  Indefinite           .001
       -Class A(2)                                                               9/17/01      Indefinite           .001
       -Class B                                                                  9/17/01      Indefinite           .001
       -Class C                                                                  9/17/01      Indefinite           .001
   - Strong Advisor Focus Fund                                       11/30/00                 Indefinite           .001
       -Class A (2)                                                              11/30/00     Indefinite           .001
       -Class B                                                                  11/30/00     Indefinite           .001
       -Class C                                                                  11/30/00     Indefinite           .001

                                                                      Date        Date
                                                     Incorporation   Series       Class       Authorized
                    Corporation                          Date        Created     Created        Shares       Par Value ($)
---------------------------------------------------------------------------------------------------------------------------
   - Strong Advisor Technology Fund                                  11/30/00                 Indefinite           .001
       -Class A(2)                                                               11/30/00     Indefinite           .001
       -Class B                                                                  11/30/00     Indefinite           .001
       -Class C                                                                  11/30/00     Indefinite           .001
Strong Conservative Equity Funds, Inc.(4)                12/28/98                             Indefinite         .00001
   - Strong Advisor U.S. Value Fund (5)                              10/27/95                 Indefinite         .00001
       -Class A(2)                                                               11/30/00     Indefinite         .00001
       -Class B                                                                  11/30/00     Indefinite         .00001
       -Class C                                                                  11/30/00     Indefinite         .00001
       -Class K                                                                  12/27/01     Indefinite         .00001
       -Class Z(3)                                                               10/27/95     Indefinite         .00001
   - Strong Blue Chip Fund*                                          6/25/97                  Indefinite         .00001
       -Investor Class                                                           6/25/97      Indefinite         .00001
   - Strong Dividend Income Fund*                                    12/28/90                 Indefinite         .00001
       -Investor Class                                                           12/28/90     Indefinite         .00001
       -Class K                                                                  12/27/01     Indefinite         .00001
   - Strong Energy Fund*                                             8/14/97                  Indefinite         .00001
       -Investor Class                                                           8/14/97      Indefinite         .00001
   - Strong Growth and Income Fund*                                  10/27/95                 Indefinite         .00001
       -Investor Class                                                           10/27/95     Indefinite         .00001
       -Advisor Class                                                            2/22/00      Indefinite         .00001
       -Class K                                                                  12/27/01     Indefinite         .00001
       -Institutional Class                                                      2/22/00      Indefinite         .00001
Strong Equity Funds, Inc.(6)                             12/28/90                             Indefinite         .00001
   - Strong Advisor Large Company Core Fund(7)                        8/2/02                  Indefinite         .00001
       -Class A                                                                   8/2/02      Indefinite         .00001
       -Class B                                                                   8/2/02      Indefinite         .00001
       -Class C                                                                   8/2/02      Indefinite         .00001
       -Class K                                                                   8/2/02      Indefinite         .00001
   - Strong Advisor Mid Cap Growth Fund(8)                           10/28/96                 Indefinite         .00001
       -Class A(2)                                                               11/30/00     Indefinite         .00001
       -Class B                                                                  11/30/00     Indefinite         .00001
       -Class C                                                                  11/30/00     Indefinite         .00001
       -Class Z(3)                                                               10/28/96     Indefinite         .00001
   - Strong Advisor Small Cap Value Fund(9)                          12/10/97                 Indefinite         .00001
       -Class A(2)                                                               11/30/00     Indefinite         .00001
       -Class B                                                                  11/30/00     Indefinite         .00001
       -Class C                                                                  11/30/00     Indefinite         .00001
       -Class Z(3)                                                               12/10/97     Indefinite         .00001
   - Strong Advisor Utilities and Energy Fund                        7/22/02                  Indefinite         .00001
       -Class A(2)                                                               7/22/02      Indefinite         .00001
       -Class B                                                                  7/22/02      Indefinite         .00001
       -Class C                                                                  7/22/02      Indefinite         .00001
   - Strong Dow 30 Value Fund*                                       12/10/97                 Indefinite         .00001
       -Investor Class                                                           12/10/97     Indefinite         .00001
   - Strong Enterprise Fund*                                         9/15/98                  Indefinite         .00001
       -Investor Class                                                           9/15/98      Indefinite         .00001
       -Advisor Class                                                            2/17/00      Indefinite         .00001
       -Class K                                                                   8/2/02      Indefinite         .00001

                                                                      Date        Date
                                                     Incorporation   Series       Class       Authorized
                    Corporation                          Date        Created     Created        Shares       Par Value ($)
---------------------------------------------------------------------------------------------------------------------------
   - Strong Growth Fund*                                             12/28/90                 Indefinite         .00001
       -Investor Class                                                           12/28/90     Indefinite         .00001
       -Advisor Class                                                            2/17/00      Indefinite         .00001
       -Institutional Class                                                      2/17/00      Indefinite         .00001
       -Class C                                                                  12/06/02
       -Class K                                                                   8/2/02      Indefinite         .00001
   - Strong Growth 20 Fund*                                           6/4/97                  Indefinite         .00001
       -Investor Class                                                            6/4/97      Indefinite         .00001
       -Advisor Class                                                            2/17/00      Indefinite         .00001
   - Strong Index 500 Fund*                                           4/8/97                  Indefinite         .00001
       -Investor Class                                                            4/8/97      Indefinite         .00001
   - Strong Large Cap Core Fund(6)*                                   5/4/98                  Indefinite         .00001
       -Investor Class                                                            5/4/98      Indefinite         .00001
   - Strong Large Company Growth Fund*                                8/2/02                  Indefinite         .00001
       -Investor Class                                                            8/2/02      Indefinite         .00001
   - Strong Mid Cap Disciplined Fund*                                12/15/98                 Indefinite         .00001
       -Investor Class                                                           12/15/98     Indefinite         .00001
   - Strong Technology 100 Fund*                                     12/14/99                 Indefinite         .00001
       -Investor Class                                                           12/14/99     Indefinite         .00001
   - Strong U.S. Emerging Growth Fund*                               12/15/98                 Indefinite         .00001
       -Investor Class                                                           12/15/98     Indefinite         .00001
   - Strong Value Fund*                                              11/1/95                  Indefinite         .00001
       -Investor Class                                                           11/1/95      Indefinite         .00001
Strong International Equity Funds, Inc.                  12/28/90                             Indefinite         .00001
   - Strong Advisor International Core Fund                          9/17/01                  Indefinite         .00001
       -Class A(2)                                                               9/17/01      Indefinite         .00001
       -Class B                                                                  9/17/01      Indefinite         .00001
       -Class C                                                                  9/17/01      Indefinite         .00001
   - Strong Overseas Fund*                                           5/22/98                  Indefinite         .00001
       -Investor Class                                                           5/22/98      Indefinite         .00001
       -Institutional Class                                                      12/06/02     Indefinite         .00001
Strong Opportunity Fund, Inc.                            07/05/83                             Indefinite            .01
   - Strong Advisor Select Fund                                      12/15/00                 Indefinite            .01
       -Class A(2)                                                               12/15/00     Indefinite            .01
       -Class B                                                                  12/15/00     Indefinite            .01
       -Class C                                                                  12/15/00     Indefinite            .01
   - Strong Advisor U.S. Small/Mid Cap Growth Fund(10)               3/14/02                  Indefinite            .01
       -Class A(2)                                                               3/14/02      Indefinite            .01
       -Class B                                                                  3/14/02      Indefinite            .01
       -Class C                                                                  3/14/02      Indefinite            .01
   - Strong Endeavor Fund*                                           3/15/01                  Indefinite            .01
       -Investor Class                                                           3/15/01      Indefinite            .01
   - Strong Opportunity Fund*                                         7/5/83                  Indefinite            .01
       -Investor Class                                                            7/5/83      Indefinite            .01
       -Advisor Class                                                            2/17/00      Indefinite            .01
       -Class K                                                                   8/2/02      Indefinite            .01



(1)  Prior to November 30, 2000, the Fund's name was Strong Common Stock Fund.


(2) The former Class L shares were redesignated as and converted into Class A shares on December 27, 2001.

(3)  Current Class Z is comprised of former Investor Class shares.

(4) Prior to October 27, 1995, the Corporation's name was Strong American Utilities Fund, Inc.

(5)  Prior to November 30, 2000, the Fund's name was Strong Equity Income Fund.


(6)  Prior to November 1, 1995, the Corporation's name was Strong Growth Fund,
Inc.





(7) The Fund commenced operations on September 16, 2002. The Fund was created to acquire all of the assets and assume all of the liabilities of the Rockhaven Fund. This acquisition, which involved the issuance of Class A shares of the Fund to the shareholders of the Rockhaven Fund in exchange for the Rockhaven Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Fund. The Rockhaven Fund commenced operations on November 3, 1997.



(8)  Prior to November 30, 2000, the Fund's name was Strong Mid Cap Growth Fund.



(9)  Prior to November 30, 2000, the Fund's name was Strong Small Cap Value
Fund.



(10) Prior to July 31, 2002, the Fund's name was Strong U.S. Mid Cap Growth
Fund.



*    Described in a different SAI.



The Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, and Strong Advisor Technology Fund are diversified series of Strong Common Stock Fund, Inc., which is an open-end management investment company. The Strong Advisor Focus Fund is a nondiversified series of Strong Common Stock Fund, Inc. The Strong Advisor U.S. Value Fund, Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund, and Strong Growth and Income Fund are diversified series of Strong Conservative Equity Funds, Inc., which is an open-end management investment company. The Strong Advisor Large Company Core Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Utilities and Energy Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund are diversified series of Strong Equity Funds, Inc., which is an open-end management investment company. The Strong Dow 30 Value Fund and Strong Growth 20 Energy Fund are nondiversified series of Strong Equity Funds, Inc. The Strong Advisor International Core Fund and Strong Overseas Fund are diversified series of Strong International Equity Funds, Inc., which is an open-end management investment company. The Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Endeavor Fund, and Strong Opportunity Fund are diversified series of Strong Opportunity Fund, Inc., which is an open-end management investment company. The Strong Advisor Select Fund is a nondiversified series of Strong Opportunity Fund, Inc.


The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS


Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.



The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION


The Fund may advertise a variety of types of performance information (before and after taxes) as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor and/or Administrator may agree to waive or reduce its fee and/or to absorb certain operating expenses for the Fund. Waivers of fees and absorption of expenses will have the effect of increasing the Fund's performance.


A multiple class Fund will separately calculate performance information for each class of shares. The performance figures for each class of shares will vary based on differences in their expense ratios.


Performance figures for Class A, Class B, and Class C shares of the Advisor Common Stock, Advisor Mid Cap Growth, Advisor Small Cap Value and Advisor U.S. Value Funds, which were first offered to the public on November 30, 2000, are based on the historical performance of the Fund's former Retail Class shares, currently Class Z shares, from the inception of the Fund through November 29, 2000, which has been recalculated to reflect the additional sales charges and expenses imposed on the Class A, Class B, and Class C shares. Performance figures for Class K shares for the Advisor U.S. Value Fund, which were first offered on December 31, 2001, are based on the historical performance of the Fund's former Retail Class shares, currently Class Z shares, from the inception of the Fund through December 30, 2001. The performance figures for each class of shares will vary based on differences in their expense ratios.



Performance figures for Class A shares of the Advisor Large Company Core Fund prior to September 15, 2002, are based on the Fund's predecessor, the Rockhaven Fund, from its inception on November 3, 1997, though September 15, 2002, and reflect the maximum initial sales charge of 5.75%, which was charged from September 17, 1999, through September 15, 2002. Performance figures for the Class A shares of the Advisor Large Company Core Fund after September 15, 2002, reflect the current maximum initial sales charge of 5.75%.



Performance returns for the Class B and Class C shares of the Advisor Large Company Core Fund, which were first offered to the public on September 30, 2002, are based on the historical performance of the Rockhaven Fund's Class A shares from the inception of the Fund through September 15, 2002, and the Advisor Large Company Core Fund's Class A shares from September 16, 2002, through September 29, 2002, restated to reflect the higher expenses of the Class B and C shares, respectively.


Historical returns for the Class A, B, C, and K shares provided in this SAI may be higher or lower than historical returns provided in previous SAIs and other materials because current systems are able to more effectively reflect the recalculation process. In addition, historical returns provided for Class A shares may be higher than historical returns provided in previous SAIs and other materials because current performance calculations more accurately reflect the potential sales charge on a particular purchase.

DISTRIBUTION RATE


The distribution rate (before and after taxes) for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.


AVERAGE ANNUAL TOTAL RETURN


The Fund's average annual total return information (before and after taxes) is calculated according to formulas prescribed by the SEC. According to those formulas, average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by the Fund during the period were reinvested in shares of the Fund when paid.

Before tax average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:



P(1+T)(n)=ERV



Where:  P = a hypothetical initial payment of $1,000

        T= average annual total return

        n = number of years

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period



The Fund's after tax average annual total return information may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by the Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.



Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



P(1+T)(n)=ATV(D)



Where:  P = a hypothetical initial payment of $1,000

        T= average annual total return (after taxes on distributions)

        n = number of years

        ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions, but not on redemption



Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



P(1+T)(n)=ATV(DR)



Where:  P = a hypothetical initial payment of $1,000

        T = average annual total return (after taxes on distributions and redemption)

        n = number of years

        ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption


TOTAL RETURN


Calculation of other types of the Fund's total return is not subject to a standardized formula. Such total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.



The Fund may also use after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect for each of these categories. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not reflected.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.



Total return for the oldest class of the Fund reflects actual performance for all periods. For other classes, total returns before inception reflect the oldest class' performance, adjusted for sales charges and higher expenses, if any, among the classes.


CUMULATIVE TOTAL RETURN


Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges and redemption fees, if any.


                                  TOTAL RETURN





For purposes of the tables below, the ending value is calculated based on an initial investment of $10,000 and was then used to calculate the cumulative total return.


ADVISOR COMMON STOCK FUND

CLASS A(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                 -----------------------------------------------------
                                                   Cumulative                                        After Taxes on
                   Initial $     Ending $ Value       Total                      After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002    Return      Before Taxes     Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,590         -24.10%       -24.10%          -24.10%             -14.80%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $10,872           8.72%         1.69%            0.53%               1.15%
----------------------------------------------------------------------------------------------------------------------
Ten Years           $10,000         $26,310         163.10%        10.16%            7.51%               7.38%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $49,870         398.70%        13.15%           10.44%              10.07%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 29, 1989.

CLASS B(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                 -----------------------------------------------------
                                                   Cumulative                                        After Taxes on
                   Initial $     Ending $ Value       Total                      After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002    Return      Before Taxes     Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,487         -25.13%       -25.13%          -25.13%             -15.43%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $11,031          10.31%         1.98%            0.80%               1.40%
----------------------------------------------------------------------------------------------------------------------
Ten Years           $10,000         $26,920         169.20%        10.41%            7.76%               7.62%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $51,018         410.18%        13.35%           10.63%              10.26%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 29, 1989.

CLASS C(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return    Taxes          Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,892         -21.08%       -21.08%          -21.08%             -12.94%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $11,238          12.38%         2.36%            1.20%               1.71%
----------------------------------------------------------------------------------------------------------------------
Ten Years           $10,000         $26,588         165.88%        10.27%            7.62%               7.51%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $49,710         397.10%        13.12%           10.41%              10.07%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 29, 1989.

CLASS Z


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return    Taxes          Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,074         -19.26%       -19.26%          -19.26%             -11.83%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $11,732          17.32%         3.25%            0.98%               2.23%
----------------------------------------------------------------------------------------------------------------------
Ten Years           $10,000         $28,914         189.14%        11.20%            7.95%               8.19%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $55,400         454.00%        14.07%           10.88%              10.82%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 29, 1989.

ADVISOR ENDEAVOR LARGE CAP FUND

CLASS A


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return    Taxes          Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 6,717         -32.83%       -32.83%          -32.83%             -20.16%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $ 7,287         -27.13%       -22.25%          -22.82%             -17.87%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on September 28, 2001.

CLASS B


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return    Taxes          Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 6,605         -33.95%       -33.95%          -33.95%             -20.85%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $ 7,291         -27.09%       -22.21%          -22.82%             -17.86%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on September 28, 2001.

CLASS C


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return    Taxes          Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,005         -29.95%       -29.95%          -29.95%             -18.39%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $ 7,691         -23.09%       -18.84%          -19.44%             -15.19%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on September 28, 2001.


ADVISOR FOCUS FUND



CLASS A



----------------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                 -----------------------------------------------------------
                                 Ending $ Value                                                        After Taxes on
                   Initial $       December 31,     Cumulative                   After Taxes on    Distributions and Sale of
  Time Period     Investment          2002         Total Return  Before Taxes     Distributions         Fund Shares
----------------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 6,823         -31.77%       -31.77%          -31.77%                -19.50%
----------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $ 4,515         -54.85%       -31.71%          -31.71%                -24.20%
----------------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on November 30, 2000.



CLASS B



----------------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                 -----------------------------------------------------------
                                                                                                       After Taxes on
                   Initial $     Ending $ Value     Cumulative                  After Taxes on     Distributions and Sale of
  Time Period     Investment    December 31, 2002  Total Return  Before Taxes   Distributions           Fund Shares
----------------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 6,712         -32.79%       -32.79%          -32.79%                -20.13%
----------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $ 4,330         -56.70%       -33.07%          -33.07%                -25.17%
----------------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on November 30, 2000.



CLASS C



----------------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                 -----------------------------------------------------------
                                 Ending $ Value                                                        After Taxes on
                   Initial $       December 31,     Cumulative                   After Taxes on    Distributions and Sale of
  Time Period     Investment          2002         Total Return  Before Taxes     Distributions         Fund Shares
----------------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,121         -28.79%       -28.79%          -28.79%                -17.67%
----------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $ 4,730         -52.70%       -30.17%          -30.17%                -23.09%
----------------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on November 30, 2000.

ADVISOR INTERNATIONAL CORE FUND

CLASS A


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,000         -20.00%       -20.00%          -20.00%              -12.28%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $ 8,332         -16.68%       -13.51%          -13.51%              -10.77%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on September 28, 2001.

CLASS B


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                  After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before      After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes        Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,981         -20.19%       -20.19%       -20.19%                 -12.40%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $ 8,420         -15.80%       -12.78%       -12.78%                 -10.19%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on September 28, 2001.

CLASS C


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,381         -16.19%       -16.19%          -16.19%              -9.94%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $ 8,820         -11.80%        -9.50%           -9.50%              -7.58%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on September 28, 2001.


ADVISOR LARGE COMPANY CORE FUND



CLASS A(1)



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,985         -20.15%       -20.15%          -20.31%              -12.36%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $ 9,905          -0.95%        -0.19%           -1.35%               -0.40%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $10,205           2.05%         0.39%           -0.75%                0.07%
----------------------------------------------------------------------------------------------------------------------



(1) Performance information reflects the Fund's current maximum initial sales charge of 5.75% (which was also applicable to the Rockhaven Fund from September 17, 1999, through September 15, 2002.



(2) The Rockhaven Fund commenced operations on November 3, 1997. The Fund commenced operations on September 16, 2002.

CLASS B(1)



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,997         -20.03%       -20.03%          -20.17%             -12.28%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $ 9,828          -1.72%        -0.35%           -1.52%              -0.51%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $10,212           2.12%         0.41%           -0.75%               0.09%
----------------------------------------------------------------------------------------------------------------------



(1) First offered on September 30, 2002.



(2) The Rockhaven Fund commenced operations on November 3, 1997. The Fund commenced operations on September 16, 2002.



CLASS C(1)



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                 -----------------------------------------------------
                                                                                                  After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before      After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes        Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,399         -16.01%       -16.01%       -16.16%              -9.82%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $10,030           0.30%         0.06%        -1.09%              -0.18%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $10,314           3.14%         0.60%        -0.55%               0.25%
----------------------------------------------------------------------------------------------------------------------



(1) First offered on September 30, 2002.



(2) The Rockhaven Fund commenced operations on November 3, 1997. The Fund commenced operations on September 16, 2002.



CLASS K(1)



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                 After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before     After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes       Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,587         -14.13%       -14.13%      -14.33%              -8.66%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $10,551           5.51%         1.08%       -0.10%               0.61%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $10,867           8.67%         1.62%        0.45%               1.05%
----------------------------------------------------------------------------------------------------------------------



(1) First offered on September 30, 2002.



(2) The Rockhaven Fund commenced operations on November 3, 1997. The Fund commenced operations on September 16, 2002.


ADVISOR MID CAP GROWTH FUND

CLASS A(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000          $5,885         -41.15%       -41.15%          -41.15%             -25.27%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000          $8,096         -19.04%        -4.14%           -4.56%              -3.13%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000          $9,183          -8.17%        -1.41%           -1.78%              -1.01%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 31, 1996.

CLASS B(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000          $5,684         -43.16%       -43.16%          -43.16%             -26.50%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000          $8,169         -18.31%        -3.96%           -4.41%              -2.99%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000          $9,357          -6.43%        -1.10%           -1.48%              -0.76%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 31, 1996.

CLASS C(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000          $6,089         -39.11%       -39.11%          -39.11%             -24.02%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000          $8,369         -16.31%        -3.50%           -3.93%              -2.63%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000          $9,457          -5.43%        -0.93%           -1.30%              -0.62%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 31, 1996.

CLASS Z


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000          $6,228         -37.72%       -37.72%          -37.72%             -23.16%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000          $8,665         -13.35%        -2.82%           -3.61%              -2.11%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $9,865          -1.35%        -0.23%           -0.90%              -0.08%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1996.

ADVISOR SELECT FUND

CLASS A


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $7,206          -27.94%       -27.94%          -27.99%             -17.15%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $5,760          -42.40%       -24.05%          -24.08%             -18.68%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 29, 2000.

CLASS B


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000          $7,096         -29.04%       -29.04%          -29.10%             -17.83%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $5,631         -43.69%       -24.90%          -24.93%             -19.31%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 29, 2000.

CLASS C


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000          $7,505         -24.95%       -24.95%          -25.00%             -15.32%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $6,031         -39.69%       -22.29%          -22.31%             -17.36%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 29, 2000.

ADVISOR SMALL CAP VALUE FUND

CLASS A(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,841         -11.59%       -11.59%          -11.59%              -7.12%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $17,711          77.11%        12.11%           12.10%              10.09%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $17,711          77.11%        12.11%           12.10%              10.09%
----------------------------------------------------------------------------------------------------------------------


(1)  First offered on November 30, 2000.

(2) Commenced operations on December 31, 1997.

CLASS B(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,807         -11.93%       -11.93%          -11.93%              -7.33%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $18,114          81.14%        12.62%           12.61%              10.52%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $18,114          81.14%        12.62%           12.61%              10.52%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 31, 1997.

CLASS C(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 9,207          -7.93%        -7.93%           -7.93%              -4.87%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $18,334          83.34%        12.89%           12.88%              10.76%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $18,334          83.34%        12.89%           12.88%              10.76%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 31, 1997.

CLASS Z


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 9,387          -6.13%        -6.13%           -6.13%              -3.77%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $19,017          90.17%        13.72%           13.71%              11.47%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $19,017          90.17%        13.72%           13.71%              11.47%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1997.

ADVISOR TECHNOLOGY FUND

CLASS A


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000          $5,535         -44.65%       -44.65%          -44.65%             -27.41%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $4,003         -59.97%       -35.54%          -35.56%             -26.91%
----------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on November 30, 2000.



CLASS B



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000          $5,349         -46.51%       -46.51%          -46.51%             -28.56%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $3,777         -62.23%       -37.31%          -37.33%             -28.14%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on November 30, 2000.

CLASS C



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000          $5,751         -42.49%       -42.49%          -42.49%             -26.09%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $4,167         -58.33%       -34.28%          -34.31%             -26.03%
----------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on November 30, 2000.



ADVISOR U.S. SMALL/MID CAP GROWTH FUND



CLASS A



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $6,730         -32.70%       -32.70%          -32.70%             -20.08%
----------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on March 28, 2002.


CLASS B


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $6,640         -33.60%       -33.60%          -33.60%             -20.63%
----------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on March 28, 2002.





CLASS C


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $7,040         -29.60%       -29.60%          -29.60%             -18.17%
----------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on March 28, 2002.


ADVISOR U.S. VALUE FUND

CLASS A(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,884         -21.16%       -21.16%          -22.69%             -11.51%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $ 9,500          -5.00%        -1.02%           -1.66%              -0.76%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $15,865          58.65%         6.81%            5.93%               5.43%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 29, 1995.

CLASS B(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 7,799         -22.01%       -22.01%          -23.31%             -11.93%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $ 9,568          -4.32%        -0.88%           -1.43%              -0.60%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $16,112          61.12%         7.05%            6.24%               5.67%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 29, 1995.

CLASS C(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,195         -18.05%       -18.05%          -19.49%              -9.50%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $ 9,768          -2.32%        -0.47%           -1.04%              -0.29%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $16,113          61.13%         7.05%            6.22%               5.66%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on November 30, 2000.

(2) Commenced operations on December 29, 1995.

CLASS K(1)


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,402         -15.98%       -15.98%          -18.05%              -8.25%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $10,284           2.84%         0.56%           -0.31%               0.46%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(2)     $10,000         $17,300          73.00%         8.14%            7.08%               6.52%
----------------------------------------------------------------------------------------------------------------------


(1) First offered on December 31, 2001.

(2) Commenced operations on December 29, 1995.

CLASS Z


----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
One Year            $10,000         $ 8,314          -16.86%      -16.86%          -18.16%              -8.78%
----------------------------------------------------------------------------------------------------------------------
Five Years          $10,000         $10,177            1.77%        0.35%           -0.34%               0.38%
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000         $17,120           71.20%        7.98%            7.06%               6.46%
----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 29, 1995.

ADVISOR UTILITIES AND ENERGY FUND



CLASS A



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $8,557         -14.43%       -14.43%          -14.65%              -8.86%
----------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on July 31, 2002.



CLASS B



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $8,561         -14.39%       -14.39%          -14.47%              -8.84%
----------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on July 31, 2002.



CLASS C



----------------------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                  ----------------------------------------------------
                                                                                                     After Taxes on
                   Initial $     Ending $ Value     Cumulative    Before         After Taxes on     Distributions and
  Time Period     Investment    December 31, 2002  Total Return   Taxes           Distributions    Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------
Life of Fund(1)     $10,000          $8,955         -10.45%       -10.45%          -10.58%              -6.41%
----------------------------------------------------------------------------------------------------------------------



(1) Commenced operations on July 31, 2002.


COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.


CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.


MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3-, 5-, and 10-year periods. Ratings are not absolute and do not represent future results.



OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Administrator, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Administrator, or the Distributor.


INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

HISTORICAL FOREIGN CURRENCY INFORMATION. Because the Advisor International Core Fund's investments primarily are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies may account for part of the Fund's investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock or bond market performance for any of the countries in which the Fund may invest, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios, selected returns on stocks or bonds, and the total value of stock or bond markets. Sources of such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the portfolio management's views or interpretations of such statistical data or historical performance.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.


             FUND NAME                                            INVESTMENT OBJECTIVE
             ---------                                            --------------------
GROWTH AND INCOME
Strong Advisor Large Company Core Fund             Capital appreciation together with current income.
Strong Advisor U.S. Value Fund                     Total return by investing for both income and capital growth.
Strong Advisor Utilities and Energy Fund           Total return by investing for both income and capital growth.

EQUITY
Strong Advisor Common Stock Fund                   Capital growth.
Strong Advisor Endeavor Large Cap Fund             Capital growth.
Strong Advisor Focus Fund                          Capital growth.
Strong Advisor International Core Fund             Capital growth.
Strong Advisor Mid Cap Growth Fund                 Capital growth.
Strong Advisor Select Fund                         Capital growth.
Strong Advisor Small Cap Value Fund                Capital growth.

Strong Advisor Technology Fund                     Capital growth.
Strong Advisor U.S. Small/Mid Cap Growth Fund      Capital growth.

INCOME
Strong Advisor Bond Fund                           Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

Strong Advisor Municipal Bond Fund                 Total return by investing for a high level of federally tax exempt current income.

Strong Advisor Short Duration Bond Fund            Total return by investing for a high level of
                                                   income with a low degree of share-price fluctuation.

Strong Advisor Strategic Income Fund               Total return by investing for a high level of current
                                                   income and capital growth.



The Advisor also serves as investment advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.



The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.


TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                        SUGGESTED MINIMUM HOLDING PERIODS


          2 OR MORE YEARS                        4 OR MORE YEARS                         5 OR MORE YEARS
          ---------------                        ---------------                         ---------------
Advisor Short Duration Bond Fund                Advisor Bond Fund                   Advisor Common Stock Fund
                                           Advisor Municipal Bond Fund           Advisor Endeavor Large Cap Fund
                                          Advisor Strategic Income Fund                Advisor Focus Fund
                                                                                 Advisor International Core Fund
                                                                                 Advisor Large Company Core Fund
                                                                                   Advisor Mid Cap Growth Fund
                                                                                       Advisor Select Fund
                                                                                  Advisor Small Cap Value Fund
                                                                                     Advisor Technology Fund
                                                                                Advisor U.S. Small/Mid Cap Growth
                                                                                              Fund
                                                                                     Advisor U.S. Value Fund
                                                                                Advisor Utilities and Energy Fund


PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including, but not limited to, median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.


MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a Fund's performance has varied from its average performance during a particular time period.


Standard deviation is calculated using the following formula:

        Standard deviation = the square root of   (Summation) (x)(i) - (xm)(2)
                                                  ----------------------------
                                                                n-1


Where:  (Summation) = "the sum of"

        x(i) = each individual return during the time period

        x(m) = the average return over the time period

        n = the number of individual returns during the time period



Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a Fund compared to the expected return of a Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the Fund manager has added, and a negative alpha quantifies the value that the Fund manager has lost.


Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                               GENERAL INFORMATION

BUSINESS PHILOSOPHY


The Advisor is an independent, Midwest-based investment advisor owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.



The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise and each concentrates on his or her investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.


INVESTMENT ENVIRONMENT


Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.



EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING


These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.


1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once each year, or when your circumstances change.


2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.


4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.


5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.


8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions, request information, make up your own mind, and choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES


Strong Retirement Plan Services Inc., an affiliate of the Advisor, offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.



TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.


The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.


EDUCATION. Participant education and communication are key to the success of any retirement program, and, therefore, are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.



SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.



The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.


STRONG FINANCIAL INTERMEDIARY GROUP


The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.


                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI, 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS


The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:


1.       Schedules of Investments in Securities.

2.       Statements of Assets and Liabilities.

3.       Statements of Operations.

4.       Statements of Changes in Net Assets.

5.       Notes to Financial Statements.

6.       Financial Highlights.

7.       Report of Independent Accountants.

                    APPENDIX A - DEFINITION OF CREDIT RATINGS


                     STANDARD & POOR'S ISSUE CREDIT RATINGS



A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS


Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


2.       Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


AAA


An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA


An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A


An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB


An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C



Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB


An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B


An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC


An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC


An obligation rated 'CC' is currently highly vulnerable to nonpayment.


C


The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D


An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)


The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



c



The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



P



The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



*



Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r





The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


N.R.





Not rated.



                            MOODY'S LONG-TERM RATINGS


Aaa


Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa


Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                 FITCH RATINGS ("FITCH") NATIONAL CREDIT RATINGS



For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which, in most, though not all, cases, will be the sovereign state. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.



Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. And unlike local currency ratings, national ratings have little or no default history to draw on.



Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.



            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS


AAA (xxx)


'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.


AA (xxx)


'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.



A (xxx)



'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.


BBB (xxx)


'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.


BB (xxx)


'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)


'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favourable business and economic environment.


CCC (xxx), CC (xxx), C (xxx)


These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.


DDD (xxx), DD (xxx), D (xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.


"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-term national rating category or to categories below 'CCC (xxx)'.


                               SHORT-TERM RATINGS


                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS


A-1


A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2


A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3


A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B



A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


C


A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D


A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS


A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS


Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.


Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


PRIME-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-   Leading market positions in well-established industries.

-   High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3


Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME

Issuers rated Not Prime do not fall within any of the Prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.



           FITCH RATINGS ("FITCH") NATIONAL SHORT-TERM CREDIT RATINGS


F1 (xxx)


Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.


F2 (xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.


"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1
(xxx)'.



In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1
(xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                           APPENDIX B - SHARE CLASSES

FRONT-END SALES LOAD

The maximum front-end sales load is 5.75% for Class A shares. There is no front-end load for Class B, Class C, Class K, or Class Z shares.





The offering price for Class A shares is the next NAV calculated after a purchase order is accepted, plus any applicable initial sales charges. No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. A redemption fee of 1%, based on the redeemed shares' market value, is charged for shares of the Advisor Large Company Core Fund held for one year or less.


The amount of the initial sales charge you pay when you buy Class A shares differs depending on the amount you invest:

---------------------------------------------------------------------------------------------------------------------
                                                                                                      Dealer
                                                                                                 Reallowance as a
          Amount of                              As a Percentage         As a Percentage       Percentage of Offering
       Your Investment                          of Offering Price         of Investment                Price
---------------------------------------------------------------------------------------------------------------------
Less than $50,000                                     5.75%                   6.10%                   5.00%
---------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                        4.50%                   4.71%                   3.75%
---------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                       3.50%                   3.63%                   2.80%
---------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                       2.50%                   2.56%                   2.00%
---------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                     2.00%                   2.04%                   1.60%
---------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                    None                    None                    1.00%
---------------------------------------------------------------------------------------------------------------------


DEALER REALLOWANCES. As shown above, Distributor pays (or "reallows") a portion of the initial sales charge. The dealer reallowance is expressed as a percentage of the Class A share's offering price.


WAIVERS OR REDUCTIONS OF FRONT-END SALES LOADS

The initial sales charge may be reduced or waived in the following circumstances.


1. REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds at net asset value (without a sales charge). Such a reinvestment must be made within 365 days of the redemption and is limited to the amount of the redemption proceeds. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B Shares will be reinvested in Class A Shares. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information. If you paid a CDSC when you redeemed your Class A, or Class C shares from the Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.



2. LETTER OF INTENT (LOI). If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of a Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent and delivering the Letter of Intent to the Administrator within 90 days of the commencement of purchases. Subject to acceptance by the Administrator and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his dealer must inform the Administrator that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if the shareholder's purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of

Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Out of the shareholder's initial purchase (or subsequent purchases if necessary), shares equal to 5% of the intended investment amount will be held in escrow until the intended amount is invested. These escrowed shares may be redeemed by the Fund if the investor is required to pay additional sales charges. When the minimum investment so specified is completed, the escrowed shares will be released. If the intended investment is not completed, the Administrator or Distributor will redeem an appropriate number of the escrowed shares in order to realize the difference between the lower sales charge and the higher sales charge the shareholder would have paid had the shareholder not purchased shares through this program. Shares remaining after any such redemption will be released by the Administrator or Distributor. By completing and signing the Account Application or Letter of Intent, the shareholder irrevocably appoints the Administrator and/or the Distributor as the shareholder's attorney to surrender for redemption any or all escrowed shares with full power of substitution.



3. RIGHT OF ACCUMULATION. A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when the shareholder's new investment, together with the current offering price value of Class A shares of that Fund reaches a discount level. A shareholder (or his investment adviser) must provide the Administrator or Distributor with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


4. GROUP PURCHASES. A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Class A shares upon the request of the Administrator or Distributor.


The initial sales charge for Class A shares may be reduced or waived in the following circumstances.


1. WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days, in these circumstances:

a. Dividend and capital gain distributions from the Fund. The distributions generally must be reinvested in the same share class. This waiver category also applies to Class B, C, and K shares.

b. Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers the Fund as an investment option. You should contact your tax advisor for information on any tax consequences that may apply.

c.  Distributions from an existing retirement plan invested in the Fund.

2. BANK TRUST DEPARTMENTS AND LAW FIRMS. Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with Distributor or the Administrator or one of their affiliates and the shares are being acquired for the benefit of their trust account clients.

3. ANY STATE OR LOCAL GOVERNMENT OR ANY INSTRUMENTALITY, DEPARTMENT, AUTHORITY OR AGENCY THEREOF that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.


4. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS. Shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.



5. CERTAIN RETIREMENT PLANS. Employer-sponsored retirement plans, and their participants, for which the Administrator, the Fund's Distributor, or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Administrator, the Fund's Distributor, or one of their affiliates, to perform services. A CDSC may apply if the retirement plan is transferred out of the Fund or terminated within 12 months of the retirement plan account's initial purchase in the Fund.


6. QUALIFIED REGISTERED INVESTMENT ADVISORS who buy through a broker-dealer or service agent who has entered into an agreement with Distributor.

7. REGISTERED SECURITIES DEALERS and their affiliates, for their investment accounts only.

8. CURRENT EMPLOYEES OF SECURITIES DEALERS and their affiliates and their family members, as allowed by the internal policies of their employer.


9. OFFICERS, DIRECTORS AND EMPLOYEES OF THE FUND, THE ADVISOR, THE ADMINISTRATOR, THE FUND'S DISTRIBUTOR, and these entities' affiliates, and each of their family members living in the same household.


10. INVESTMENT COMPANIES EXCHANGING SHARES or selling assets pursuant to a merger, acquisition or exchange offer.

11. ACCOUNTS MANAGED BY THE ADVISOR or an affiliate, including accounts in fee-based advisory programs such as the Strong Advisor and Strong Private Client programs.

12. CERTAIN UNIT INVESTMENT TRUSTS and their holders reinvesting distributions from the trusts.

13.      GROUP ANNUITY SEPARATE ACCOUNTS offered to retirement plans.

14. INSURANCE COMPANY SEPARATE ACCOUNTS. Shares acquired by insurance company separate accounts.


15. INTERNAL REVENUE CODE SECTION 529 PLAN ACCOUNTS which invest in Strong Funds, or for which the Advisor provides investment management services.


16. TRANSFERS OF $5 MILLION OR MORE, within a period of 90 days, from a single registered investment professional.


17.      ACCOUNTS IN THE STRONG PROGRAM FOR CHARITABLE GIVING(SM).



18. INVESTORS IN THE ADVISOR LARGE COMPANY CORE FUND WHO ACQUIRED CLASS A SHARES in connection with the reorganization of the Rockhaven Fund and whose Rockhaven Fund accounts were established prior to September 17, 1999.


DEALER COMPENSATION


Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the funds' prospectus.


The Distributor may pay up to 1% as a commission, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more.

The Distributor or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between the Distributor, or one of its affiliates, and the securities dealer.


In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.



The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.


CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase.



Certain retirement plan accounts that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Fund or terminated within 1 year of the account's initial purchase in the Fund.



For the Class A shares of the Advisor Large Company Core Fund only, a CDSC is not applicable. However, a redemption fee of 1% will be imposed on redemptions of Class A shares made within 1 year of purchase.


Class B shares are only available for purchases up to $500,000. For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the net asset value at the time of purchase.

IF YOU SELL YOUR CLASS B SHARES WITHIN                 THIS % (based on purchase price NAV) IS
  THIS MANY YEARS AFTER BUYING THEM                     DEDUCTED FROM YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------------------------------------
                       1 Year                                            5
                       2 Years                                           4
                       3 Years                                           4
                       4 Years                                           3
                       5 Years                                           2
                       6 Years                                           1
                       7 Years                                           0


If you invest in Class C shares, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase.



Any purchase of $1 million or more will be placed in Class A shares, if Class A shares are offered for that Fund.


CDSC WAIVERS

The CDSC for any share class generally will be waived for:

1.  Account and transaction fees.

2. Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if the securities dealer of record received a payment from the Distributor of 0.25% or less, or the Distributor did not make any payment in connection with the purchase, or the securities dealer of record has entered into a supplemental agreement with the Distributor.

3. Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.

4. Redemptions by the Fund when an account falls below the minimum required account size.

5. Redemptions following the death of the shareholder or beneficial owner.


6. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.


7. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates (not applicable to Class B).


8. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) (for Class B, this applies to all retirement plan accounts, not only IRAs) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory Redemptions at age 70 1/2 must represent a minimum required pro rata distribution. For Class B shares that are part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B shares investment bears to the total investment.


9. Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.

10. Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B).

ADDITIONAL DEALER COMMISSIONS/CONCESSIONS


Dealers may receive different compensation with respect to sales of Class A, Class B, or Class C shares. In addition, from time to time, the Distributor may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.



CLASS K SHARES - DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS



Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund. Dividends and capital gains distributions for non-retirement plan accounts may be paid in cash.


CLASS K SHARES - ELIGIBILITY CRITERIA


Class K shares are available for the Advisor U.S. Value Fund and the Advisor Large Company Core Fund only. Class K shares are available for purchase by the following categories of investors:



- Employer-sponsored retirement plans, and indirectly, their participants, for which the Advisor, the Fund's Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;



- Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs;

-   Any Strong fund of funds structure such as Strong Life Stage Series, Inc.


- Internal Revenue Code Section 529 plan accounts, which invest in Strong Funds, or for which the Advisor provides investment management services, and



-   The Advisor or any of its affiliates.


CLASS Z SHARES - ELIGIBILITY CRITERIA


Class Z shares are available for the Advisor Common Stock Fund, Advisor Mid Cap Growth Fund, Advisor Small Cap Value Fund and Advisor U.S. Value Fund only. Investors and registered investment advisors that owned shares of a Fund on November 30, 2000, that were renamed Class Z shares, may continue to own those Class Z shares. In addition, Class Z shares are available for purchase by the following categories of investors:



- Investors holding Class Z shares of a Fund on November 30, 2000 that were purchased directly from Strong and not through an intermediary, except as described below, and registered investment advisors holding Class Z shares of a Fund on November 30, 2000.



- Officers, Directors, and employees of the Fund, Strong Financial Corporation, the Advisor, the Administrator, the Fund's Distributor, and these entities' affiliates, and each of their immediate family members (grandparent, parent, sibling, child, grandchild and spouse) who live in the same household.



- Employer-sponsored retirement plans, and their participants, for which the Advisor, the Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Advisor, the Fund's Distributor, or one of their affiliates, to perform services.



-   401(k) plans holding Class Z shares of a Fund on November 30, 2000.



- Certain institutional investors purchasing more than $1 million of Class Z shares.



-   Any Strong fund of funds structure such as Strong Life Stage Series, Inc.



- Any Internal Revenue Code Section 529 plan which invests in Strong Funds, or for which the Advisor provides investment management services.


- Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs.


-   Any accounts under the Strong Program for Charitable Giving(SM).


For more information on the purchase of Class Z shares, call 1-800-368-3863.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

STRONG ALL CAP VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS II, INC. STRONG ASIA PACIFIC FUND, A SERIES FUND OF STRONG ASIA PACIFIC FUND, INC. STRONG BALANCED FUND, A SERIES FUND OF STRONG BALANCED FUND, INC.




STRONG BLUE CHIP FUND, A SERIES FUND OF STRONG CONSERVATIVE EQUITY FUNDS, INC. STRONG DISCOVERY FUND, A SERIES FUND OF STRONG DISCOVERY FUND, INC.


STRONG DIVIDEND INCOME FUND, A SERIES FUND OF STRONG CONSERVATIVE EQUITY FUNDS,
  INC.



STRONG DOW 30 VALUE FUND,* A SERIES FUND OF STRONG EQUITY FUNDS, INC.


STRONG ENDEAVOR FUND, A SERIES FUND OF STRONG OPPORTUNITY FUND, INC.
STRONG ENERGY FUND, A SERIES FUND OF STRONG CONSERVATIVE EQUITY FUNDS, INC. STRONG ENTERPRISE FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.




STRONG GROWTH FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG GROWTH 20 FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG GROWTH AND INCOME FUND, A SERIES FUND OF STRONG CONSERVATIVE EQUITY
  FUNDS, INC.




STRONG LARGE CAP CORE FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC. STRONG LARGE CAP GROWTH FUND, A SERIES FUND OF STRONG LARGE CAP GROWTH FUND,
  INC.


STRONG LARGE COMPANY GROWTH FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.


STRONG MID CAP DISCIPLINED FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC. STRONG MULTI CAP VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS II, INC. STRONG OPPORTUNITY FUND, A SERIES FUND OF STRONG OPPORTUNITY FUND, INC.
STRONG OVERSEAS FUND, A SERIES FUND OF STRONG INTERNATIONAL EQUITY FUNDS, INC. STRONG SMALL COMPANY VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS II, INC. STRONG STRATEGIC VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS II, INC. STRONG TECHNOLOGY 100 FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG U.S. EMERGING GROWTH FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC. STRONG VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.

P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site: www.Strong.com


Throughout this SAI, "Fund" refers to each Fund listed above, unless otherwise indicated. This SAI is not a prospectus and should be read together with the appropriate Fund's prospectus dated May 1, 2003. Requests for copies of the prospectus should be made by calling any number listed above. The financial statements appearing in the Fund's Annual Report, which accompanies this SAI, are incorporated by reference into this SAI.






                                   MAY 1, 2003



*The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial Average(SM) which is determined, composed and calculated by Dow Jones without regard to the Fund. Dow Jones has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund's shares to be issued or in the determination or calculation of the equation by which the Fund's shares are to be redeemed. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

TABLE OF CONTENTS


                                                                                       PAGE
INVESTMENT RESTRICTIONS.............................................................    5
COMPARING THE FUNDS.................................................................    9
INVESTMENT POLICIES AND TECHNIQUES..................................................   10
   Strong All Cap Value Fund........................................................   10
   Strong Asia Pacific Fund.........................................................   10
   Strong Balanced Fund.............................................................   10
   Strong Blue Chip Fund............................................................   11
   Strong Discovery Fund............................................................   11
   Strong Dividend Income Fund......................................................   11
   Strong Dow 30 Value Fund.........................................................   12
   Strong Endeavor Fund.............................................................   12
   Strong Energy Fund...............................................................   13
   Strong Enterprise Fund...........................................................   13
   Strong Growth Fund...............................................................   14
   Strong Growth 20 Fund............................................................   14
   Strong Growth and Income Fund....................................................   14
   Strong Large Cap Core Fund.......................................................   15
   Strong Large Cap Growth Fund.....................................................   15
   Strong Large Company Growth Fund.................................................   16
   Strong Mid Cap Disciplined Fund..................................................   16
   Strong Multi Cap Value Fund......................................................   17
   Strong Opportunity Fund..........................................................   17
   Strong Overseas Fund.............................................................   17
   Strong Small Company Value Fund..................................................   18
   Strong Strategic Value Fund......................................................   18
   Strong Technology 100 Fund.......................................................   18
   Strong U.S. Emerging Growth Fund.................................................   19
   Strong Value Fund................................................................   19
   Asset-Backed Debt Obligations....................................................   20
   Borrowing........................................................................   21
   Cash Management..................................................................   21
   Convertible Securities...........................................................   21
   Debt Obligations.................................................................   22
   Depositary Receipts..............................................................   22
   Derivative Instruments...........................................................   23
   Energy Companies.................................................................   32
   Exchange-Traded Funds............................................................   32
   Foreign Investment Companies.....................................................   32
   Foreign Securities...............................................................   33
   Governmental/Municipal Obligations...............................................   33
   High-Yield (High-Risk) Securities................................................   34
   Illiquid Securities..............................................................   36
   Inflation-Indexed Securities.....................................................   36
   Lending of Portfolio Securities..................................................   37
   Mortgage-Backed Debt Securities..................................................   37
   Preferred Stock..................................................................   38
   Repurchase Agreements............................................................   38
   Reverse Repurchase Agreements and Mortgage Dollar Rolls..........................   39
   Sector Concentration.............................................................   39
   Short Sales......................................................................   40
   Small and Medium Companies.......................................................   40
   Sovereign Debt...................................................................   40

   Standby Commitments..............................................................   42
   Technology Companies.............................................................   42
   Temporary Defensive Position.....................................................   43
   U.S. Government Securities.......................................................   43
   Variable- or Floating-Rate Securities............................................   43
   Warrants.........................................................................   44
   When-Issued and Delayed-Delivery Securities......................................   44
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities.............................   45
DIRECTORS AND OFFICERS..............................................................   45
PRINCIPAL SHAREHOLDERS..............................................................   52
INVESTMENT ADVISOR..................................................................   59
INVESTMENT SUBADVISOR...............................................................   69
   Dividend Income Fund.............................................................   69
   Dow 30 Value Fund................................................................   71
   Energy Fund......................................................................   72
   U.S. Emerging Growth Fund........................................................   73
   Value Fund.......................................................................   74
ADMINISTRATOR.......................................................................   75
DISTRIBUTOR.........................................................................   83
DISTRIBUTION PLAN...................................................................   83
PORTFOLIO TRANSACTIONS AND BROKERAGE...............................................    86
CUSTODIAN..........................................................................    95
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.......................................    95
TAXES..............................................................................   101
DETERMINATION OF NET ASSET VALUE...................................................   104
ADDITIONAL SHAREHOLDER INFORMATION.................................................   105
ORGANIZATION.......................................................................   109
SHAREHOLDER MEETINGS...............................................................   113
PERFORMANCE INFORMATION............................................................   113
GENERAL INFORMATION................................................................   130
INDEPENDENT ACCOUNTANTS............................................................   132
LEGAL COUNSEL......................................................................   132
FINANCIAL STATEMENTS...............................................................   132
APPENDIX A - DEFINITION OF CREDIT RATINGS..........................................   133
APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS...................................   140
APPENDIX C - SHARE CLASSES.........................................................   141



No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

The following section applies to each Fund, except the Multi Cap Value Fund.

FUNDAMENTAL INVESTMENT LIMITATIONS


The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.


Unless indicated otherwise below, the Fund:


1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result,
         (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.



2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


3.       May not issue senior securities, except as permitted under the 1940
         Act.


4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities.


5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).


6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.



7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers the principal business activities of which are in the same industry.


8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.


With respect to the Dow 30 Value Fund and the Growth 20 Fund, Fundamental Investment Limitation No. 1 does not apply because the Funds are nondiversified.

"Industry" classifications under Fundamental Investment Limitation No. 7 are based on the O'Neil Composite, as amended, or such comparable published classification as the Advisor shall select.



Fundamental Investment Limitation No. 7 applies to the Energy Fund, except that, under normal market conditions, the Fund will invest more than 25% of its total assets in the securities of issuers in the energy and natural resources industry.






Fundamental Investment Limitation No. 7 applies to the Technology 100 Fund, except that, under normal conditions, the Technology 100 Fund will invest more than 25% of its total assets in the securities of companies engaged in producing, developing, selling, using, or distributing technology products or services.


The following section applies to the Multi Cap Value Fund only.

FUNDAMENTAL INVESTMENT LIMITATIONS


The following are the Fund's fundamental investment limitations which, along with the Fund's investment objectives (which are described in the prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.


Unless indicated otherwise below, the Fund may not:

1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

3. Make investments for the purposes of exercising control or management of any company.

4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.


5. Concentrate more than 25% of the value of its total assets, exclusive of U.S. Government securities, in securities issued by companies primarily engaged in the same industry.


6. Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.


"Industry" classifications under Fundamental Investment Limitation No. 5 are based on the O'Neil Composite, as amended, or such other comparable published classification as the Advisor shall select.



The following section applies to each Fund, except the Multi Cap Value Fund.


NON-FUNDAMENTAL OPERATING POLICIES


The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board without shareholder approval.


Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.



2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.


3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.


6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.


7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.       Make any loans other than loans of portfolio securities, except through
         (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.


Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (e.g., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. However, if at any time, the Fund should fail to meet the 33 1/3% limitation in Fundamental Investment Limitation No. 2, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet the limitation. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.



Non-Fundamental Policy No. 9 applies only to the All Cap Value Fund, Asia Pacific Fund, Blue Chip Fund, Dow 30 Value Fund, Energy Fund, Large Cap Core Fund, Large Cap Growth Fund, Large Company Growth Fund, Mid Cap Disciplined Fund, Overseas Fund, Small Company Value Fund, Technology 100 Fund, and U.S. Emerging Growth Fund.


The following section applies to the Multi Cap Value Fund only.

NON-FUNDAMENTAL OPERATING POLICIES


The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board without shareholder approval.


Unless indicated otherwise below, the Fund may not:

1. Invest in the securities of a foreign issuer or depositary receipts for such securities, if at the time of acquisition more than 30% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 30% of its assets in securities of foreign issuers or depositary receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depositary receipts are traded in U.S. dollars.)


2. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

3. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.


4. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.


5. Transactions in options shall not be deemed to constitute purchasing securities on margin or selling securities short for purposes of the Fund's fundamental investment restrictions.

6. Make changes to the investment policy requiring a fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, at a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowing for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.


Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                               COMPARING THE FUNDS


                                        Anticipated Equity          Maximum Debt           Foreign Securities
      Fund                                   Exposure               Exposure(1)                 Exposure
-------------------------------------------------------------------------------------------------------------
All Cap Value Fund                           80-100%                    20%                      0-30%
Asia Pacific Fund                            80-100%                    20%                    80-100%
Balanced Fund                                 30-70%                    70%                      0-25%
Blue Chip Fund                               80-100%                    20%              See investment policy
Discovery Fund                                0-100%                   100%                      0-25%
Dividend Income Fund                         80-100%                    20%                      0-20%
Dow 30 Value Fund                            80-100%                    20%                         0%
Endeavor Fund                                65-100%                    35%                      0-25%
Energy Fund                                  80-100%                    20%                      0-25%
Enterprise Fund                              80-100%                    20%                      0-25%
Growth Fund                                  65-100%                    35%                      0-25%
Growth 20 Fund                               65-100%                    35%                      0-25%
Growth and Income Fund                       65-100%                    35%                      0-25%
Large Cap Core Fund                          80-100%                    20%                      0-25%
Large Cap Growth Fund                        80-100%                    20%                      0-25%
Large Company Growth Fund                    80-100%                    20%                      0-25%
Mid Cap Disciplined Fund                     80-100%                    20%                      0-25%
Multi Cap Value Fund                         80-100%                    20%                      0-30%
Opportunity Fund                             70-100%                    30%                      0-25%
Overseas Fund                                80-100%                    20%                    80-100%
Small Company Value Fund                     80-100%                    20%                      0-25%
Strategic Value Fund                         65-100%                    35%                      0-25%
Technology 100 Fund                          80-100%                    20%                      0-25%
U. S. Emerging Growth Fund                   80-100%                    20%                      0-20%
Value Fund                                   65-100%                    35%                      0-10%



(1) Strong Capital Management, Inc. (the "Advisor") may invest up to 100% of each Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or, except for the Dow 30 Value Fund, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

                       INVESTMENT POLICIES AND TECHNIQUES

STRONG ALL CAP VALUE FUND

- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of small-, medium-, and large-capitalization companies.


- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ASIA PACIFIC FUND

- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies in Asia or the Pacific Basin (excluding the U.S.).

- The Fund may invest up to 20% of its net assets in equity or debt securities of issuers located outside the Asia and the Pacific Basin region, including the U.S.

- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG BALANCED FUND


- Under normal conditions, the Fund's net assets will be allocated according to a benchmark of 30%-70% equities and 30%-70% bonds. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.


- The Fund may invest up to 35% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.





















- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG BLUE CHIP FUND


- Under normal conditions, the Fund will invest at least 80% of its net assets in companies whose stock is included in the Russell Top 200 Growth Index or companies with a similar capitalization at the time of investment. (collectively, "Blue Chip Companies").


- Generally, the Fund will not have a position in any company greater than 5% of the Fund's net assets.


- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund typically maintains representation in as many market sectors as possible, but may concentrate in any sectors represented by the Blue Chip Companies.




- The Fund may invest in dollar-denominated foreign securities to the extent that they are issued by Blue Chip Companies.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG DISCOVERY FUND


- The Fund may invest up to 100% of its assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.



- The Fund may also invest up to 100% of its assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG DIVIDEND INCOME FUND


- Under normal conditions, the Fund will invest at least 80% of its total assets in large- and medium-capitalization, dividend paying, common stocks. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. Medium-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of investment.

- Up to 20% of the Fund's total assets may be invested in any type of security, including debt obligations and other equity securities such as preferred stocks and securities convertible into common stocks (e.g., warrants and convertible bonds).

- Up to 5% of the Fund's net assets may be invested in non-investment-grade debt securities.

- The Fund may invest up to 20% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- W.H. Reaves & Co., Inc. ("Reaves"), the Fund's subadvisor, may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Reaves determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG DOW 30 VALUE FUND


- With approximately 50% of the Fund's net assets, the Fund will maintain price-weighted positions in each of the 30 Dow Jones Industrial Average
         (DJIA) companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies.


- In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions.


- The Fund will invest up to 20% of its net assets in cash and short-term, investment-grade fixed income securities.



- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. Government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ENDEAVOR FUND

- Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks and securities that are convertible into common stocks, such as warrants and convertible bonds of companies of any size.


- The Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. Government bonds, preferred stocks, and securities that are convertible into preferred stocks, such as warrants and convertible bonds.


- The Fund may invest up to 5% of its net assets in non-investment-grade bonds, preferred stocks, and securities convertible into preferred stocks (e.g., rated BB or lower by Standard & Poor's).

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

STRONG ENERGY FUND


- Under normal conditions, the Fund will invest at least 80% of its net assets in the equity securities of energy companies. The Fund intends to focus on mid- and large-cap stocks that pay current dividends and offer potential growth of earnings. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.



- Energy companies include companies that, at the time of investment, Scarborough Investment Advisers, LLC ("Scarborough"), the Fund's subadvisor, believes have at least 50% of (1) assets that relate to, or
         (2) revenues or profits that are derived from the discovery, development, production, refinement, generation, transmission, transportation, measurement, or distribution of energy, the development and contribution of technologies and processing services for the production, control, or efficient use of energy, the furnishing of related supplies or services, research, experimentation, and marketing related to energy and the solution of energy problems. Such companies may also own or control oil, gas, or other mineral leases (which may or may not produce recoverable energy resources), rights, or royalty interests, and/or provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.


- Energy sources include, but are not limited to, oil, natural gas, electricity, coal, nuclear power, and renewable energy sources, such as wind, solar, and geothermal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, then companies in these new areas will also be considered for investment by the Fund.

- Up to 20% of the Fund's net assets may be invested in any type of security, including debt obligations.

- The Fund may invest up to 5% of its net assets in non-investment-grade debt securities.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- Scarborough may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Scarborough determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG ENTERPRISE FUND

- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Although the Fund will primarily invest in the equity securities of small- and mid-size companies, it may invest in companies of any capitalization range.


- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.


















- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

STRONG GROWTH FUND

- Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Advisor perceives that they are more attractive than stocks on a long-term basis.


- The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG GROWTH 20 FUND

- Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Advisor perceives that they are more attractive than stocks on a long-term basis.


- The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG GROWTH AND INCOME FUND


- Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities. The Fund intends to focus on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. At times, however, the Fund may invest in equity securities that are not currently paying dividends, but offer prospects for either capital growth or future income. Equity securities include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.



- The Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. Government debt obligations.



- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.


















- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG LARGE CAP CORE FUND

- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of large-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund may also invest in medium-capitalization companies.


- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG LARGE CAP GROWTH FUND

- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds, of large-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.


- At times, however, the Fund may invest up to 20% of its net assets in intermediate- to long-term corporate or U.S. Government bonds.


- The Fund may invest up to 5% of its net assets in non-investment-grade bonds.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

STRONG LARGE COMPANY GROWTH FUND



- Under normal conditions, the Fund will invest at least 80% of its net assets in securities of approximately 50 large-capitalization companies, which, for purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.



- Under normal conditions, at least 60% of the Fund's net assets will be invested in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stock (e.g., convertible bonds and convertible preferred stocks).



- The Fund may invest up to 20% of its net assets in debt obligations, including corporate bonds, notes, rights and warrants, as well as short-term obligations.



- The Fund may invest up to 15% of its net assets in non-investment-grade convertible debt obligations rated as low as C, or the equivalent, by a nationally recognized rating agency (i.e., junk bonds).



- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.



- The Fund expects to remain within 5% of the sector allocation proportions in the Russell 1000 Growth Index on a weekly basis.



- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG MID CAP DISCIPLINED FUND


- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of medium-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index at the time of the Fund's investment. In general, medium-capitalization companies often involve greater risks than investments in larger, established companies. Under normal conditions, the Fund expects to be fully invested in equities.



- The Fund may, however, invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

STRONG MULTI CAP VALUE FUND

- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal conditions, the Fund expects to be fully invested in equities.


- The Fund may, however, invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.


- The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


-        The Fund may invest up to 30% of its net assets in options.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG OPPORTUNITY FUND

- Under normal conditions, the Fund will invest at least 70% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal conditions, the Fund expects to be fully invested in equities.


- The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG OVERSEAS FUND

- Under normal conditions, the Fund will invest at least 80% of its net assets in foreign equity securities, which may include stocks from emerging markets, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the U.S.

- The Fund may invest up to 20% of its net assets in debt obligations, including debt obligations of U.S. issuers or foreign-government entities.

- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.

- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG SMALL COMPANY VALUE FUND


- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of small-capitalization companies. For the purposes of this Fund, small-capitalization companies are those companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of the Fund's investment. In general, small-capitalization companies often involve greater risks than investments in larger, established companies.



- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG STRATEGIC VALUE FUND

- Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.


- The Fund may invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG TECHNOLOGY 100 FUND

- Under normal conditions, the Fund will invest at least 80% of its net assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services.

- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG U.S. EMERGING GROWTH FUND


- Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of U.S. issuers that Next Century Growth Investors, LLC ("Next Century"), the Fund's subadvisor, believes have relatively strong long-term growth potential in revenues and profitability, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.



- The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 20% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- Next Century may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Next Century determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.


STRONG VALUE FUND

- Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal conditions, the Fund expects to be fully invested in equities.


- The Fund may, however, invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.

- The Fund may invest up to 10% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.


- Sloate, Weisman, Murray & Company, Inc. ("Sloate"), the Fund's subadvisor, may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Sloate determines that a temporary defensive position is advisable.



- The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.



- The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets.

Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (e.g., due to cash inflows and redemptions), in the market value of the investment, or in the pricing, liquidity, or rating of the investment will not constitute a violation of that percentage restriction.



Net assets is defined as net assets plus borrowings for investment purposes.



The following information supplements the discussion of each Fund's investment objectives, strategies, policies, techniques, and risks described in the prospectus and applies to each Fund, unless noted otherwise. References to the Advisor also refer to the Subadvisor, if any, unless noted otherwise.





ASSET-BACKED DEBT OBLIGATIONS


Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.



The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.



While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.



Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

BORROWING


The following paragraphs apply to each Fund, except the Multi Cap Value Fund.



The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.



The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.


The following paragraph applies to the Multi Cap Value Fund only.


To the extent not inconsistent with its fundamental investment limitations, the Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing. However, the Fund may only borrow money for temporary or emergency purposes not to exceed 5% of the Fund's total assets. The Fund has established a LOC with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.


CASH MANAGEMENT


The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.


CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.


The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.


DEBT OBLIGATIONS


The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.



Price Volatility. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, which means that, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.



Maturity. In general, the longer the maturity of a debt obligation, the higher its yield but the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the lesser its sensitivity to changes in the interest rates and the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.



Credit Quality. The value of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers and obligors. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.


In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

The following section applies to each Fund, except the Dow 30 Value Fund.

DEPOSITARY RECEIPTS


The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.



ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.


A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.


Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.





DERIVATIVE INSTRUMENTS


In General. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives such as for hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.



A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.



An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.



A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.



Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.



Managing Risk. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (i.e., stocks or bonds) would.


Exchange-Traded and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.


(2) Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.


(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.



(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.



(6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.



General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.



The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.



The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered." The Fund will also designate on its records liquid assets to cover its position if required to do so by SEC and CFTC regulations. Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).


Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.



The Fund may hold (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.


The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.


The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.



The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.


Spread Option Transactions. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.



Futures Contracts. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.



To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.


An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.


No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.



Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.


Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.



Single-stock futures are futures traded on individual stocks. When buying or selling single-stock futures, the Fund is obligated to fulfill the terms of the contract upon expiration, unless it offsets the position before then. Single-stock futures carry higher margin requirements than regular futures contracts. Trading single-stock futures also involves the risk of losing more than the Fund's initial investment.



Foreign Currency Derivatives. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.

Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.


For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.



In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.


The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.


There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.



When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objective. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.



The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.



"Swap" Derivative Agreements. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.



The "notional amount" of the swap agreement is the agreed upon amount of value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement ("net amount") and not the notional amount differences themselves. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.



Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the prospectus, the Advisor expects to use additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.


The following section applies to the Energy Fund only.

ENERGY COMPANIES


The Energy Fund will invest in the equity securities of energy companies. Energy companies are generally defined as companies in the conventional areas of oil, gas, electricity, and coal, as well as those involved in alternative sources of energy, such as nuclear, geothermal, shale, and solar power. The business activities of energy companies may include production, generation, refining, transmission, transportation, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in these energy activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. In addition, the Energy Fund may invest in companies involved in the discovery and development of energy, or companies that own or control oil, gas, or other mineral leases, rights, or royalty interests. The Energy Fund may also invest in companies that develop and contribute technologies and processing services for the production or efficient use of energy, or that provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.


To the extent the Energy Fund invests in energy companies, the Fund's performance will depend in part on conditions in the field of energy. The securities of these companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

EXCHANGE-TRADED FUNDS


Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds, unit investment trusts ("UIT"), or depositary receipts that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.


The following section applies to each Fund, except the Dow 30 Value Fund.

FOREIGN INVESTMENT COMPANIES


The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

The following section applies to each Fund, except the Dow 30 Value Fund.

FOREIGN SECURITIES

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.


The costs attributable to foreign investing that the Fund must bear are frequently higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.


Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

GOVERNMENTAL/MUNICIPAL OBLIGATIONS


In General. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets, or domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.



Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.






Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are usually secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.



Mortgage-Backed Bonds. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.



Participation Interests. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the underlying obligation. These underlying obligations may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be federal tax-exempt. If the Fund purchases unrated participation interests, the Board or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.



Pass-Through Certificates. The Fund may also invest in pass-through certificates or securities issued by partnerships and grantor trusts. These securities allow the Fund to receive tax-exempt principal and interest payments on underlying municipal obligations and may have fixed, floating, or variable rates of interest. They may be backed by a letter of credit or guaranty and are generally accompanied by an opinion of counsel that the interest on the pass-through certificates will be exempt from federal income tax. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.



The following section applies to each Fund, except the Dow 30 Value and Technology 100 Funds.


HIGH-YIELD (HIGH-RISK) SECURITIES


In General. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated between BB and C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other NRSROs;
(2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the credit ratings.


Effect of Interest Rates and Economic Changes. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.



As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount to meet redemptions. Any such redemption would force the Fund to sell the more liquid portion of its portfolio.


Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.


Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the ability of obligors to make principal and interest payments on rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor periodically monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.



Liquidity and Valuation. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.


Legislation. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES


The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, under the 1940 Act, the Fund may not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Advisor intends to prohibit the Fund's purchases of illiquid securities when the Fund's current illiquid securities holdings constitute 10% or more of Fund net assets. After the Fund acquires a security, the security may become illiquid for a variety of reasons, including default, lack of current financial information on the issuer or the project financed by the security and the special purpose nature of the issuer or the project financed. Therefore, the Fund may hold (from time to time) percentages of illiquid securities substantially in excess of its acquisition percentage limits.



The Board of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board. The Board of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security,
(2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.



Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required in order for the Fund to make a public sale of a security, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of the Fund. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities, foreign securities, and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.


The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.


The following section applies to each Fund, except the Blue Chip Fund.


INFLATION-INDEXED SECURITIES


The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real interest rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.


LENDING OF PORTFOLIO SECURITIES

The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.




MORTGAGE-BACKED DEBT SECURITIES


Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.


The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage--backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.


Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

PREFERRED STOCK

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.










REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the

Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.



The following paragraph applies to the Asia Pacific Fund and the Overseas Fund only.



Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.


REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repurchase the security.


The Fund may also enter into mortgage dollar rolls in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would designate on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.


The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.


The following section applies to the All Cap Value, Discovery, Dividend Income, Growth, Growth 20, Large Cap Growth, Multi Cap Value, Strategic Value, and U.S. Emerging Growth Funds.



SECTOR CONCENTRATION



From time to time, the Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.



Consumer Cyclicals Sector. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.



Financial Sector. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare Sector. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.



Technology Sector. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings


The following section applies to each Fund, except the Multi Cap Value Fund.

SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SMALL AND MEDIUM COMPANIES


While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in a Fund that invests primarily in small- and medium-capitalization companies may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more-established companies. The Advisor's research efforts may also play a greater role in selecting securities for the former Fund than in the Fund that invests in larger, more established companies.



The following section applies to each Fund, except the Blue Chip Fund.


SOVEREIGN DEBT

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.


With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.


Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below) and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.



Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.



The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing Fund pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.


There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.


Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity; (2) the collateralized interest payments, if any; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.


The following section applies to each Fund, except the Dow 30 Value Fund.

STANDBY COMMITMENTS


In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.


The following section applies to the Technology 100 Fund only.

TECHNOLOGY COMPANIES


The Technology 100 Fund will invest in the equity securities of technology companies. Companies that develop or rely on technology often face high price volatility and wide variations in performance. This is because technology companies can be significantly effected by obsolescence of existing product, competition, a less diversified product line, short production cycles, and falling prices and profits.


Due to the Fund's concentration of investments in the technology industry, an investment in the Fund may be subject to greater fluctuations in value than a Fund that does not concentrate its investments in a similar manner. For example, certain market and economic factors, like those discussed above, may exert a disproportionate impact upon the prices of equity securities of companies within the technology industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.

TEMPORARY DEFENSIVE POSITION


The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government, or, except for the Dow 30 Value Fund, foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve one or more of its investment objectives.


U.S. GOVERNMENT SECURITIES


U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including:



-    U.S. Treasury obligations, such as Treasury bills, notes, and bonds;



- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;


- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;


- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and



- the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.



Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities will fluctuate.





VARIABLE- OR FLOATING-RATE SECURITIES


The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, LIBOR (London Inter Bank Offer Rate), the 90-day U.S. Treasury bill rate, the rate of return on bank certificates of deposit, or some other objective measure.



Variable- or floating-rate securities frequently include a put or demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the put or demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument that may be sold or put to the issuer or a third party prior to its stated maturity, the Fund may consider that instrument's maturity to be shorter than its stated maturity.



Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate or LIBOR, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded and may be illiquid. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on a periodic basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio and any providers of credit enhancements.



The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.



In determining the Fund's weighted average effective portfolio maturity, the Fund (except money market funds) will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature,
(2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.


WARRANTS


The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of debt securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.





WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.



To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


                             DIRECTORS AND OFFICERS


The Board of Directors (collectively "Board" and individually, "Directors") of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years and other information, are shown below. Richard S. Strong (indicated below by an asterisk *) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and Director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Family of Funds"). Each Director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board annually or as otherwise required.



All of the Directors who are not Directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. Each of the Independent Committees held four meetings during the Fund's last fiscal year, except the All Cap Value, Small Company Value, and Strategic Value Funds' Independent Committees held three meetings in 2002 because they began operations on March 28, 2002, and the Large Company Growth Fund's Independent Committees held one meeting in 2002 because it began operations on September 16, 2002.






                                        DATE FIRST
                           POSITIONS    ELECTED OR
      NAME, ADDRESS,         HELD       APPOINTED        PRINCIPAL OCCUPATIONS DURING
          AND AGE         WITH FUNDS    TO OFFICE                 PAST 5 YEARS                 CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

Richard S. Strong*        Director     September    Director of the Advisor since September
P.O. Box 2936                            1981       1981; Chairman of the Advisor since
Milwaukee, WI 53201                                 October 1991; Chief Investment Officer
Age 60                    Chairman of   October     of the Advisor since January 1996;
                          the Board       1991      Security Analyst and Portfolio Manager of
                                                    the Advisor since 1985; Chief Executive
                                                    Officer of the Advisor from 1974 to
                                                    1985; Chairman of Strong Financial
                                                    Corporation (holding company) since May
                                                    2001; Director and Chairman of Strong
                                                    Service Corporation (an investment
                                                    advisor) since 1995; Director and
                                                    Chairman of Strong Investor Services,
                                                    Inc. (a transfer agent

                                        DATE FIRST
                           POSITIONS    ELECTED OR
      NAME, ADDRESS,         HELD       APPOINTED        PRINCIPAL OCCUPATIONS DURING
          AND AGE         WITH FUNDS    TO OFFICE                 PAST 5 YEARS                 CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
                                                    and administrator) since July 2001.

                                                    Mr. Strong founded the Advisor in 1974
                                                    and has been in the investment
                                                    management business since 1967.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

Willie D. Davis           Director        July      President and Chief Executive Officer of  Director of Wisconsin Energy
161 North La Brea                         1994      All Pro Broadcasting, Inc. since 1977.    Corporation (formerly WICOR, Inc.)
Inglewood, CA 90301                                                                           (a utility company) since 1990,
Age 68                                                                                        Metro-Goldwyn-Mayer, Inc. (an
                                                                                              entertainment company) since 1998,
                                                                                              Bassett Furniture Industries, Inc.
                                                                                              since 1997, Checker's Drive-In
                                                                                              Restaurants, Inc. (formerly Rally's
                                                                                              Hamburgers, Inc.) since 1994,
                                                                                              Johnson Controls, Inc. (an
                                                                                              industrial company) since 1992, MGM
                                                                                              Mirage (formerly MGM Grand, Inc.)
                                                                                              (an entertainment/ hotel company)
                                                                                              since 1990, Dow Chemical Company
                                                                                              since 1988, Kmart Corporation (a
                                                                                              discount consumer products company)
                                                                                              since 1985, Sara Lee Corporation (a
                                                                                              food/consumer products company)
                                                                                              since 1983, Alliance Bank since
                                                                                              1980, Manpower, Inc. since 2001,
                                                                                              and Alliance Insurance (formerly
                                                                                              the Fireman's Fund) (an insurance
                                                                                              company) from 1975 to 1990; Trustee
                                                                                              of the University of Chicago since
                                                                                              1980 and Marquette University since
                                                                                              1988.

Stanley Kritzik           Director       January    Partner of Metropolitan Associates        Director of Aurora Health Care
1123 North Astor Street                   1995      since 1962.                               since September 1987, Wisconsin
Milwaukee, WI 53202                                                                           Health Information Network since
Age 73                    Chairman of     July                                                November 1997, and Health Network
                          the Audit       2000                                                Ventures, Inc. from 1992 to April
                          Committee                                                           2000; Member of the Board of
                                                                                              Governors of Snowmass Village
                                                                                              Resort Association from October
                                                                                              1999 until October 2002.

William F. Vogt           Director       January    Senior Vice President of IDX
P.O. Box 7657                             1995      Systems Corporation since June
Avon, CO 81620                                      2001; President of Vogt Management
Age 55                    Chairman       January    Consulting, Inc. from July 1990 to
                          of the          1995      June 2001; Executive Director of
                          Independent               University Physicians of the
                          Directors                 University of Colorado from April
                          Committee                 1982 to June 1990; former Fellow of
                                                    the American College of Medical
                                                    Practice

                                        DATE FIRST
                           POSITIONS    ELECTED OR
      NAME, ADDRESS,         HELD       APPOINTED        PRINCIPAL OCCUPATIONS DURING
          AND AGE         WITH FUNDS    TO OFFICE                 PAST 5 YEARS                 CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
                                                    Executives.

Neal Malicky              Director       December   President Emeritus of Baldwin-Wallace     Director of Aspire Learning
4608 Turnberry Drive                       1999     College since July 2000; Chancellor       Corporation since June 2000;
Lawrence, KS 66047                                  of Baldwin-Wallace College from July      Trustee of Southwest Community
Age 68                                              1999 to June 2000; President of           Health Systems, Cleveland
                                                    Baldwin-Wallace College from July 1981    Scholarship Program, and The
                                                    to June 1999.                             National Conference for Community
                                                                                              and Justice until 2001; President
                                                                                              of the National Association of
                                                                                              Schools and Colleges of the United
                                                                                              Methodist Church, Chairperson of
                                                                                              the Association of Independent
                                                                                              Colleges and Universities of Ohio,
                                                                                              and Secretary of the National
                                                                                              Association of Independent Colleges
                                                                                              and Universities until 2001; former
                                                                                              President of the Reserve Homeowners
                                                                                              Association.

Gordon B. Greer           Director        March     Of Counsel for Bingham McCutchen
P.O. Box 2936                             2002      LLP (a law firm previously known as
Milwaukee, WI 53201                                 Bingham Dana LLP) from 1997 to
Age 71                                              February 2002; Partner of Bingham
                                                    McCutchen LLP from 1967 to 1997.

                                                    On behalf of Bingham McCutchen, Mr.
                                                    Greer provided representation to the
                                                    Independent Directors of the Strong
                                                    Funds from 1991 to February 2002.
                                                    Bingham McCutchen has provided
                                                    representation to the Independent
                                                    Directors of the Strong Funds since
                                                    1991.

OFFICERS

Susan A. Hollister        Vice            July      Associate Counsel of Strong
P.O. Box 2936             President       2000      Financial Corporation since
Milwaukee, WI 53201       and                       December 2001; Associate Counsel of
Age 34                    Assistant                 the Advisor from July 1999 to
                          Secretary                 December 2001; Assistant Executive
                                                    Vice President and Assistant Secretary
                                                    of the Advisor since November 2002;
                                                    Assistant Secretary of Strong Investor
                                                    Services, Inc. since November 2002;
                                                    Assistant Executive Vice President of
                                                    the Advisor from April 2001 to December
                                                    2001; Assistant Secretary of the
                                                    Advisor from August 2000 to December
                                                    2001; Vice President of the Advisor from
                                                    August 2000 to April 2001; from August
                                                    1996 to May 1999, Ms. Hollister
                                                    completed a Juris Doctor at

                                        DATE FIRST
                           POSITIONS    ELECTED OR
      NAME, ADDRESS,         HELD       APPOINTED        PRINCIPAL OCCUPATIONS DURING
          AND AGE         WITH FUNDS    TO OFFICE                 PAST 5 YEARS                CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
                                                    the University of Wisconsin Law
                                                    School; Deposit Operations Supervisor
                                                    for First Federal Savings Bank, LaCrosse
                                                    - Madison from December 1993 to August
                                                    1996.

Richard W. Smirl          Vice           February   Senior Counsel of Strong Financial
P.O. Box 2936             President        2002     Corporation since December 2001;
Milwaukee, WI 53201                                 Assistant Executive Vice President
Age 35                    Secretary      November   since December 2001; Secretary of
                                           2001     the Advisor since November 2002;
                                                    Assistant Secretary of the Advisor
                                                    since December 2001; Senior Counsel
                                                    of the Advisor from July 2000 to
                                                    December 2001; General Counsel of
                                                    Strong Investments, Inc. ("Distributor")
                                                    since November 2001; Vice President,
                                                    Secretary, and Chief Compliance Officer
                                                    of the Distributor since July 2000; Lead
                                                    Counsel of the Distributor from July
                                                    2000 to November 2001; Partner at
                                                    Keesal, Young & Logan LLP (a law firm)
                                                    from September 1999 to July 2000;
                                                    Associate at Keesal, Young &  Logan LLP
                                                    from September 1992 to September 1999.

Gilbert L. Southwell III  Assistant       July      Associate Counsel of Strong Financial
P.O. Box 2936             Secretary       2001      Corporation since December 2001;
Milwaukee, WI 53201                                 Assistant Secretary of the Advisor since
Age 48                                              December 2002; Associate Counsel of the
                                                    Advisor from April 2001; to December
                                                    2001; Partner at Michael, Best &
                                                    Friedrich, LLP (a law firm) from October
                                                    1999 to March 2001; Assistant General
                                                    Counsel of U.S. Bank, National
                                                    Association (formerly Firstar Bank,
                                                    N.A.) and/or certain of its subsidiaries
                                                    from November 1984 to September 1999.

                                        DATE FIRST
                           POSITIONS    ELECTED OR
      NAME, ADDRESS,         HELD       APPOINTED        PRINCIPAL OCCUPATIONS DURING
          AND AGE         WITH FUNDS    TO OFFICE                 PAST 5 YEARS                 CERTAIN OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
John W. Widmer            Treasurer       April     Treasurer of the Advisor since
P.O. Box 2936                             1999      April 1999; Assistant Secretary an
Milwaukee, WI 53201                                 Assistant Treasurer of Strong Financial
Age 38                                              Corporation since December 2001;
                                                    Treasurer of Strong Service Corporation
                                                    since April 1999; Treasurer and
                                                    Assistant Secretary of Strong Investor
                                                    Services, Inc. since July 2001; Manager
                                                    of the Financial Managemen and Sales
                                                    Reporting Systems department of the
                                                    Advisor from May 1997 to April 1999;
                                                    Accounting and Business Advisory Manager
                                                    at Arthu Andersen LLP (Milwaukee office)
                                                    from May 1992 to May 1997; Accountant at
                                                    Arthur Andersen LLP from June 1987 to
                                                    May 1992.

Thomas M. Zoeller         Vice           October    Secretary of the Advisor since
P.O. Box 2936             President       1999      December 2001; Executive Vice President
Milwaukee, WI 53201                                 of the Advisor since April 2001; Chief
Age 39                                              Financial Officer of the Advisor since
                                                    February 1998; Member of the Office of
                                                    the Chief Executive of Strong Financial
                                                    Corporation since May 2001; Chief
                                                    Financial Officer and Treasurer of
                                                    Strong Investments, Inc. since October
                                                    1993; Executive Vice President and
                                                    Secretary of Strong Investor Services,
                                                    Inc. since July 2001;Executive Vice
                                                    President, Chief Financial Officer, and
                                                    Secretary of Strong Service Corporation
                                                    since December 2001; Treasurer of Strong
                                                    Service Corporation from September 1996
                                                    to April 1999; Vice President of Strong
                                                    Service Corporation from April 1999 to
                                                    December 2001; Member of the Office of
                                                    the Chief Executive of the Advisor from
                                                    November 1998 until May 2001; Senior
                                                    Vice President of the Advisor from
                                                    February 1998 to April 2001; Treasurer
                                                    and Controller of the Advisor from
                                                    October 1991 to February 1998;
                                                    Controller of the Advisor from August
                                                    1991 to October 1991; Assistant
                                                    Controller of the Advisor from August
                                                    1989 to August 1991; Senior Accountant
                                                    at Arthur Andersen LLP from September
                                                    1986 to August 1989.

The following table sets forth the dollar range of equity securities of each Fund beneficially owned as of December 31, 2002, by the Directors and on an aggregate basis in the Strong Family of Funds using the following ranges:
$1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.



                            DIRECTORS' FUND OWNERSHIP
                           AS OF DECEMBER 31, 2002(1)



                                                                             DIRECTOR
                                 -------------------------------------------------------------------------------------------------
                                   Richard s.        Willie d.        Gordon b.       Stanley           Neal          William f.
FUND                               Strong(2)          Davis            Greer          Kritzik          Malicky           Vogt
----------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund                  Over              Over            $10,001-        None              None           None
                                    $100,000          $100,000        $50,000
Asia Pacific Fund                   Over              None            $1-$10,000      $1-$10,000        None           None
                                    $100,000
Balanced Fund                       $1-$10,000        None            $1-$10,000      $1-$10,000        None           None
Blue Chip Fund                      None              None            $1-$10,000      $1-$10,000        None           None
Discovery Fund                      $50,001-          None            $1-$10,000      $10,001-          None           $10,001-
                                    $100,000                                          $50,000                          $50,000
Dividend Income Fund                $1-$10,000        None            $1-$10,000      $1-$10,000        None           None
Dow 30 Value Fund                   None              None            $1-$10,000      None              None           None
Endeavor Fund                       None              None            $1-$10,000      None              $1-$10,000     $10,001-
                                                                                                                       $50,000
Energy Fund                         None              None            $1-$10,000      $1-$10,000        $10,001-       None
                                                                                                        $50,000
Enterprise Fund                     Over              None            $1-$10,000      $10,001-          $1-$10,000     Over
                                    $100,000                                          $50,000                          $100,000
Growth Fund                         $10,001-          None            $10,001-        None              None           $50,001-
                                    $50,000                           $50,000                                          $100,000
Growth 20 Fund                      None              None            $10,001-        $1-$10,000        $1-$10,000     None
                                                                      $50,000
Growth and Income Fund              None              None            $50,001-        $1-$10,000        $1-$10,000     $10,001-
                                                                      $100,000                                         $50,000
Large Cap Core Fund                 $10,001-          None            $1-$10,000      $1-$10,000        None           None
                                    $50,000
Large Cap Growth Fund               $1-$10,000        None            $1-$10,000      $10,001-          None           $10,001-
                                                                                      $50,000                          $50,000
Large Company Growth Fund(3)        None              None            None            None              None           None
Mid Cap Disciplined Fund            None              None            $1-$10,000      $1-$10,000        None           None
Multi Cap Value Fund                None              None            $10,001-        $1-$10,000        None           $10,001-
                                                                      $50,000                                          $50,000
Opportunity Fund                    Over              Over            $50,001-        $10,001-          $10,001-       $10,001-
                                    $100,000          $100,000        $100,000        $50,000           $50,000        $50,000
Overseas Fund                       None              $50,001-        $1-$10,000      None              None           $1-$10,000
                                                      $100,000
Small Company Value Fund            Over              Over            $1-$10,000      None              None           None
                                    $100,000          $100,000
Strategic Value Fund                Over              None            $1-$10,000      None              None           None
                                    $100,000
Technology 100 Fund                 Over              None            $1-$10,000      None              None           None
                                    $100,000
U.S. Emerging Growth Fund           Over              None            $1-$10,000      None              $1-$10,000     $50,001-
                                    $100,000                                                                           $100,000
Value Fund                          None              None            $1-$10,000      $1-$10,000        None           None
Strong Family of Funds(4)           Over              Over            Over            Over              Over           Over
                                    $100,000          $100,000        $100,000        $100,000          $100,000       $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act of 1934, as amended.



(2) This Director is deemed an "interested person" as defined in the 1940 Act.



(3) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began offering shares to the public on November 3, 1997, the Fund first offered shares on September 16, 2002.



(4) The Strong Family of Funds includes 28 registered open-end management investment companies consisting of 75 mutual funds, including both the Strong Funds and the Strong Advisor Funds.



The following table sets forth aggregate compensation paid to the disinterested directors by each Fund for the fiscal year ended December 31, 2002, and by the Strong Family of Funds for their most recently completed fiscal periods.



                          AGGREGATE COMPENSATION TABLE
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002(1)



                                                               DIRECTOR
                                 ------------------------------------------------------------------------
          FUND                   Willie D.      Gordon B.      Stanley        Neal Malicky     William F.
                                   Davis         Greer(2)      Kritzik(3)                       Vogt(4)
---------------------------------------------------------------------------------------------------------
All Cap Value Fund(5)            $      75      $     75       $     75       $         75     $       75
Asia Pacific Fund                $     232      $    207       $    232       $        232     $      242
Balanced Fund                    $   1,126      $  1,060       $  1,134       $      1,126     $    1,234
Blue Chip Fund                   $   1,487      $  1,396       $  1,497       $      1,487     $    1,630
Discovery Fund                   $     606      $    571       $    611       $        606     $      662
Dividend Income Fund             $     875      $    822       $    881       $        875     $      958
Dow 30 Value Fund                $     426      $    401       $    426       $        426     $      458
Endeavor Fund                    $     142      $    117       $    142       $        142     $      144
Energy Fund                      $     172      $    147            172       $        172     $      176
Enterprise Fund                  $   1,384      $  1,300       $  1,393       $      1,384     $    1,516
Growth Fund                      $   7,868      $  7,399       $  7,924       $      7,869     $    8,620
Growth 20 Fund                   $   1,353      $  1,270       $  1,362       $      1,353     $    1,483
Growth and Income Fund           $   3,547      $  3,336       $  3,572       $      3,547     $    3,886
Large Cap Core Fund              $     143      $    118       $    143       $        143     $      145
Large Cap Growth Fund            $    3595      $  3,378       $  3,620       $      3,595     $    3,939
Large Company Growth Fund(6)     $      12      $     12       $     12       $         12     $       12
Mid Cap Disciplined Fund         $     410      $    385       $    413       $        410     $      444
Multi Cap Value Fund             $   1,313      $  1,234       $  1,322       $      1,313     $    1,438
Opportunity Fund                 $  14,041      $ 13,205       $ 14,141       $     14,041     $   15,382
Overseas Fund                    $     196      $    171       $    196       $        196     $      203
Small Company Value Fund(5)      $      75      $     75       $     75       $         75     $       75
Strategic Value Fund(5)          $      75      $     75       $     75       $         75     $       75
Technology 100 Fund              $     599      $    564       $    603       $        599     $      654
U.S. Emerging Growth Fund        $     366      $    341       $    366       $        366     $      390
Value Fund                       $     269      $    244       $    269       $        269     $      284
Strong Family of Funds(7)        $ 139,399      $124,162       $140,365       $    139,399     $  152,332






(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings. Interested Directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.



(2) Mr. Greer was appointed to the Board effective March 1, 2002. He replaced former Director, Mr. Marvin E. Nevins, who retired from the Board effective February 11, 2002. Prior to Mr. Nevins' retirement, the Strong Family of Funds and/or an affiliate paid Mr. Nevins $116,371.



(3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.

(4) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.



(5) For the nine-month fiscal period ended December 31, 2002.



(6) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began offering shares to the public on November 3, 1997, the Fund first offered shares on September 16, 2002.



(7) The Strong Family of Funds includes 28 registered open-end management investment companies consisting of 75 mutual funds, including both the Strong Funds and the Strong Advisor Funds. The aggregate compensation includes the amount paid to the Directors by the Strong Family of Funds during each Fund's most recently completed fiscal period.



Unless otherwise noted below, as of March 31, 2003, the current officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.



       FUND                         CLASS/SHARES                PERCENT
-----------------------------------------------------------------------
All Cap Value                  Investor - 72,158                 23.09%
Asia Pacific                   Investor - 107,674                 1.74%
Dividend Income                Class K - 6,915                   22.69%
Growth                         Class K - 7,441                   84.27%
Opportunity                    Advisor - 3,391                   15.14%
Overseas                       Institutional - 11,504              100%
Small Company Value            Investor - 68,540                  8.36%
Strategic Value                Investor - 50,000                 35.32%
Technology 100                 Investor - 421,068                 1.35%
U.S. Emerging Growth           Investor - 126,536                 2.16%


                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of March 31, 2003, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.



          NAME AND ADDRESS                           FUND/CLASS/SHARES                      PERCENT
Dennis J Ernst TR                          All Cap Value - Investor Class - 50,813          16.26%
9741 E. Mountain Springs Rd.
Scottsdale, AZ 85255-6641

Strong Financial Corporation               All Cap Value - Investor Class - 50,000          16.00%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                              All Cap Value - Investor - 48,071                15.38%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

I. Charles Rinaldi                         All Cap Value - Investor - 16,080                 5.15%
2 Partridge Lane
Darien, CT 06820-3423

Charles Schwab & Co.                       Asia Pacific - Investor - 1,229,890              19.88%
101 Montgomery Street
San Francisco, CA 94104-4122

National Investor Services                 Asia Pacific - Investor - 340,832                 5.51%
55 Water Street - 32nd Floor
New York, NY 10041

          NAME AND ADDRESS                           FUND/CLASS/SHARES                      PERCENT
Emre & Co.                                 Balanced - Investor - 2,383,134                  17.73%
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co.                       Blue Chip - Investor - 1,846,591                  9.43%
101 Montgomery Street
San Francisco, CA 94104-4122

H&R Block                                  Blue Chip - Investor - 1,183,968                  6.05%
Financial Advisors, Inc.
751 Griswold Street
Detroit, MI 48226

U.S. Clearing                              Blue Chip - Investor - 1,014,749                  5.18%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

Charles Schwab & Co.                       Discovery - Investor - 1,016,073                 11.21%
101 Montgomery Street
San Francisco, CA 94104-4122

Charles Schwab & Co.                       Dividend Income - Investor - 4,109,739           33.56%
101 Montgomery Street
San Francisco, CA 94104-4122

Emre & Co.                                 Dividend Income - Class K - 234,005              76.78%
P.O. Box 1408
Milwaukee, WI 53201

Strong 529 Aggressive Portfolio            Dividend Income - Class K - 39,139               12.84%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                              Endeavor - Investor - 111,747                    19.09%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

Suntrust Bank TR                           Endeavor - Investor - 84,522                     14.44%
Navy-Marine Corp Relief Society
Employee Pension Plan
1445 New York Ave NW
Washington DC 20005-2158

U.S. Bank NA Custodian                     Endeavor - Investor - 82,373                     14.07%
Hector Abueg IRA
2413 Rushcreek Place
Vallejo, CA 94591-6382

          NAME AND ADDRESS                           FUND/CLASS/SHARES                      PERCENT
Emre & Co.                                 Endeavor - Investor - 44,372                       7.58%
P.O. Box 1408
Milwaukee, WI 53201

Timothy G. Keller                          Endeavor - Investor - 32,488                       5.55%
670 Arden Shore Drive
Lake Bluff, IL 60044-1333

U.S. Clearing                              Energy - Investor - 181,572                       13.25%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

Charles Schwab & Co.                       Energy - Investor - 145,423                       10.61%
101 Montgomery Street
San Francisco, CA 94104-4122

Charles B. Levinson & Sara M Levinson      Energy - Investor - 80,206                         5.85%
14044 W. Rico Dr.
Sun City West, AZ 85375

Charles Schwab & Co.                       Enterprise - Investor - 1,417,781                 10.82%
101 Montgomery Street
San Francisco, CA 94104-4122

U.S. Clearing                              Enterprise - Investor - 946,341                    7.22%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

Charles Schwab & Co, Inc.                  Enterprise - Advisor - 68,819                     84.87%
101 Montgomery Street
San Francisco, CA 94104-4122

Emre & Co.                                 Enterprise - Class K - 750,940                    94.08%
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co.                       Growth - Investor - 10,867,695                    11.66%
101 Montgomery Street
San Francisco, CA 94104-4122

Emre & Co.                                 Growth - Investor - 6,898,619                      7.40%
P.O. Box 1408
Milwaukee, WI 53201

Emre & Co.                                 Growth - Institutional - 3,359,819                20.90%
P.O. Box 1408
Milwaukee, WI 53201

          NAME AND ADDRESS                           FUND/CLASS/SHARES                      PERCENT
Aggressive Portfolio                       Growth - Institutional - 2,393,936                14.89%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

90% Equity Portfolio                       Growth - Institutional - 2,019,401                12.56%
Tomorrow's Scholar College Savings
100 Heritage Reserve
Menomonee Falls, WI 53051

Moderate Portfolio                         Growth - Institutional - 1,423,742                 8.86%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

75% Equity Portfolio                       Growth - Institutional - 1,355,716                 8.43%
Tomorrow's Scholar College Savings
100 Heritage Reserve
Menomonee Falls, WI 53051

Deutsche Bank Securities, Inc.             Growth - Institutional - 1,057,276                 6.58%
P.O. Box 1346
Baltimore, MD 21203

50% Equity Portfolio                       Growth - Institutional - 894,035                   5.56%
Tomorrow's Scholar College Savings
100 Heritage Reserve
Menomonee Falls, WI 53051

Balanced Portfolio                         Growth - Institutional - 863,977                   5.37%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation               Growth - Class C - 7,441                          84.27%
100 Heritage Reserve
Menomonee Falls, WI 53051

US Clearing Corporation                    Growth - Class C- 452                              5.13%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004

Emre & Co.                                 Growth - Class K - 1,967,910                      94.85%
P.O. Box 1408
Milwaukee, WI 53201

Strong Investments, Inc.                   Growth 20 - Investor - 6,193,937                  26.72%
100 Heritage Reserve
Menomonee Falls, WI 53051

Charles Schwab & Co.                       Growth 20 - Investor - 3,553,606                  15.33%
101 Montgomery Street
San Francisco, CA 94104-4122

          NAME AND ADDRESS                           FUND/CLASS/SHARES                      PERCENT
Charles Schwab & Co, Inc.                  Growth 20 - Advisor - 515,850                     84.47%
101 Montgomery Street
San Francisco, CA 94104-4122

Strong Investments, Inc.                   Growth and Income - Investor - 9,020,867          22.24%
100 Heritage Reserve
Menomonee Falls, WI 53051

Emre & Co.                                 Growth and Income - Investor - 5,419,093          13.36%
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co.                       Growth and Income - Investor - 3,573,496           8.81%
101 Montgomery Street
San Francisco, CA 94104-4122

Charles Schwab & Co, Inc.                  Growth and Income - Advisor - 432,988             76.01%
101 Montgomery Street
San Francisco, CA 94104-4122

Master Account                             Growth and Income - Advisor - 100,878             17.71%
Kemper Service Company
811 Main Street
Kansas City, MO 64105-2005

Emre & Co.                                 Growth and Income - Institutional - 2,678,462     60.47%
P.O. Box 1408
Milwaukee, WI 53201

Chase Manhattan Bank TTEE                  Growth and Income - Institutional - 692,675       15.64%
Milbank Tweed Hadley
and McCloy Master Trust
3 Chase Metro Tech Center
Brooklyn, NY 11245

Strong Aggressive Portfolio                Growth and Income - Institutional - 368,626        8.32%
Oregon College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Emre & Co.                                 Growth and Income - Institutional - 289,521        6.54%
P.O. Box 1408
Milwaukee, WI 53201

Strong Moderate Portfolio K Series         Growth and Income - Class K - 374,767             23.57%
Strong Life Stage Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Conservative Portfolio K Series     Growth and Income - Class K - 219,160             13.78%
Strong Life Stage Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051


          NAME AND ADDRESS                           FUND/CLASS/SHARES                      PERCENT
Strong Aggressive Portfolio K Series       Growth and Income - Class K - 174,715             10.99%
Strong Life Stage Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Emre & Co.                                 Growth and Income - Class K - 89,246               5.61%
P.O. Box 1408
Milwaukee, WI 53201

U.S. Clearing                              Large Cap Core - Investor - 56,843                12.54%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

Emre & Co.                                 Large Cap Growth - Investor - 3,486,048           10.01%
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                 Large Company Growth - Investor - 880,824         41.28%
101 Montgomery Street
San Francisco, CA 94104-4122,

Strong Investments, Inc.                   Mid Cap Disciplined - Investor - 3,126,287        22.45%
100 Heritage Reserve
Menomonee Falls, WI 53051

Charles Schwab & Co.                       Mid Cap Disciplined - Investor - 2,336,123        16.78%
101 Montgomery Street
San Francisco, CA 94104-4122

Emre & Co.                                 Mid Cap Disciplined - Investor - 2,084,268        14.97%
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co.                       Multi Cap Value - Investor - 807,199              15.37%
101 Montgomery Street
San Francisco, CA 94104-4122

Emre & Co.                                 Multi Cap Value - Investor - 329,239               6.27%
P.O. Box 1408
Milwaukee, WI 53201

Charles Schwab & Co., Inc.                 Opportunity - Investor - 12,532,199               14.93%
101 Montgomery Street
San Francisco, CA 94104-4122

Fidelity Investments Institutional         Opportunity - Investor - 4,783,082                 5.70%
100 Magellan Way #KW1C
Covington, KY 41015-1987

Charles Schwab & Co., Inc.                 Opportunity - Advisor - 2,033,567                 55.15%
101 Montgomery Street
San Francisco, CA 94104-4122

          NAME AND ADDRESS                           FUND/CLASS/SHARES                      PERCENT
State Street Bank & Trust Co.              Opportunity - Advisor - 1,100,924                 29.86%
200 Newport Avenue Ext. JQ7
North Quincy, MA 02171-2102

Emre & Co.                                 Opportunity - Class K - 19,017                    84.86%
P.O. Box 1408
Milwaukee, WI 53201

Strong Financial Corporation               Opportunity - Class K - 3,391                     15.14%
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Investments, Inc.                   Overseas - Investor - 4,900,806                   32.89%
100 Heritage Reserve
Menomonee Falls, WI 53051

Aggressive Portfolio                       Overseas - Investor - 1,112,869                    7.47%
Edvest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI 53051

Strong Financial Corporation               Overseas - Institutional - 11,504                100.00%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                              Small Company Value - Investor - 120,229          14.66%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

Strong Financial Corporation               Small Company Value - Investor - 50,000            6.10%
100 Heritage Reserve
Menomonee Falls, WI 53051

Dennis J Ernst TR                          Small Company Value - Investor - 49,850            6.08%
9741 E. Mountain Springs Rd.
Scottsdale, AZ 85255-6641

Strong Financial Corporation               Strategic Value - Investor - 50,000               35.32%
100 Heritage Reserve
Menomonee Falls, WI 53051

U.S. Clearing                              Strategic Value - Investor - 23,033               16.27%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

U.S. Bank NA Custodian                     Strategic Value - Investor - 7,108                 5.02%
Donna L. McKeever IRA
2795 Lancaster Ct.
Brookfield, WI 53045-3377

          NAME AND ADDRESS                           FUND/CLASS/SHARES                      PERCENT
U.S. Clearing                              Technology 100 - Investor - 2,898,915              9.33%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

Charles Schwab & Co.                       Technology 100 - Investor - 1,820,692              5.86%
101 Montgomery Street
San Francisco, CA 94104-4122

Emre & Co.                                 U.S. Emerging Growth - Investor - 1,125,359       19.24%
P.O. Box 1408
Milwaukee, WI 53201

U.S. Clearing                              U.S. Emerging Growth - Investor - 439,588          7.52%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

Charles Schwab & Co.                       U.S. Emerging Growth - Investor - 438,904          7.50%
101 Montgomery Street
San Francisco, CA 94104-4122

U.S. Clearing                              Value - Investor - 519,762                        11.00%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703

U.S. Clearing                              Value - Investor - 279,600                         5.92%
A Division of Fleet Securities, Inc.
26 Broadway
New York, NY 10004-1703


Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Mr. Strong is the Chief Investment Officer, Chairman, and a Director of the Advisor; Ms. Hollister is Associate Counsel, Assistant Executive Vice President, and Assistant Secretary of the Advisor; Mr. Smirl is Senior Counsel, Assistant Executive Vice President, and Secretary of the Advisor; Mr. Southwell is Associate Counsel and Assistant Secretary of the Advisor; Mr. Widmer is Treasurer of the Advisor; and Mr. Zoeller is Executive Vice President, Chief Financial Officer, and Secretary of the Advisor. As of February 28, 2003, the Advisor had over $38 billion under management.



Effective September 5, 2002, Strong Capital Management, Inc. ("Advisor") succeeded Rockhaven Asset Management, LLC as the investment advisor for the Rockhaven Premier Dividend Fund. When the Rockhaven Premier Dividend Fund was acquired by the Large Company Growth Fund on September 16, 2002, the Advisor continued as the investment advisor for the Large Company Growth Fund.



Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.



Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.



The Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.



A. The Board last reviewed the Advisory Agreement for the Asia Pacific, Balanced, Blue Chip, Dow 30 Value, Enterprise, Energy, Growth, Growth 20, Growth and Income, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Opportunity, Overseas, Technology 100, U.S. Emerging Growth, and Value Funds on May 4, 2001. In its review, the Board was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements, the proposed changes in the scope of services to be provided to the Fund by the Advisor and the impact of the proposed changes, if any, on each Fund's total expense ratio; (iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement, and, with respect to the non-investment advisory services that the Advisor would no longer provide the Fund under the Advisory Agreement, the ability of the Fund to continue to obtain the same type and quality of services on fair and reasonable terms, including cost, from affiliates of the Advisor or other service providers; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.



B. The Board last reviewed the Advisory Agreement for the Multi Cap Value Fund on May 9, 2001. In its review, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund,
         (i) the management fees and other expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (ii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition;
         (iii) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund; and (iv) possible economies of scale in managing the

         Fund. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.



C. The Board last reviewed the Advisory Agreement for the Dividend Income Fund on September 13, 2001. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the management fees and other expenses that would be paid by the Fund under an Amended and Restated Investment Advisory Agreement as compared to those of similar funds (after the change in the Fund's investment strategy) managed by other investment advisors; (ii) the impact of the proposed change in management fee rates on the Fund's total expense ratio; (iii) the historical investment performance of the Fund, as well as performance information regarding other funds within the current market place not advised or managed by Strong, but having similar investment focus and asset types; (iv) its favorable experience with the nature and quality of investment advisory services provided by Strong to the Fund on an on-going basis; (v) current and projected profitability, including the financial viability of Strong, and related other benefits to Strong in providing investment advisory services to the Fund, both under the current and proposed management fee schedules; and (vi) possible economies of scale in managing the Fund, including in this regard the proposed management fee breakpoints for the Fund. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders. Prior to this review, the Board last reviewed and approved the Advisory Agreement on May 4, 2001, under the same conditions discussed in paragraph A.



D. The Board last reviewed the Advisory Agreement for the Discovery and Endeavor Funds on May 3, 2002. In its review, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund (i) confirmation that the Advisor did not collect any advisory fee from the Fund respecting investments in the affiliated Strong Money Market Funds for the prior year; (ii) the terms of the proposed agreement with the Fund, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (iii) information comparing the fees and expenses paid by the Fund under the agreement with the fees and expenses paid by similar funds managed by other investment advisers; (iv) the historical investment performance of the Fund, as well as information on the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of service that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualification s of the Advisor and its personnel, the Advisor's financial condition and the terms of the agreement; and (vi) other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.



E. The Board reviewed the Advisory Agreement for the All Cap Value, Small Company Value, and Strategic Value Funds on February 1, 2002. In its review, the Board was provided materials relating to, (i) the terms of the Advisory Agreement, including the nature and scope of services provided by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisors;
         (iii) the type and scope of services that historically have been provided by the Advisor and the ability of the Advisor to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Strong Family of Funds (including soft dollar benefits received by the Advisor in addition to its management fee) and in light of other fees and expenses that would be paid to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.



F. The Board reviewed the Advisory Agreement for the Large Company Growth Fund on August 2, 2002. In its review, the Board was provided materials relating to, (i) the terms of the Advisory Agreement, including the nature and scope of services provided by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisors; (iii) the type and scope of services that historically have been provided by the Advisor and the ability of the Advisor to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (iv) the benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Strong Family of Funds (including soft dollar benefits received by the Advisor in addition to its management fee) and in light of other fees and expenses that would be paid to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.



On January 28, 2000 for the Balanced, Blue Chip, Discovery, Dividend Income, Enterprise, Energy, Growth, Growth 20, Growth and Income, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Opportunity, and U.S. Emerging Growth Funds, and on May 4, 2001 for the Asia Pacific, Dow 30 Value, Overseas, Technology 100, and Value Funds, the Board of each Fund determined that certain administrative services provided by the Advisor under the then-current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then-existing class of shares is, at a minimum, the same services as those provided under the then-current Advisory Agreement for the then-existing class of shares, and the quality of those services is the same. As a result of these arrangements, the management fee paid by each Fund was reduced by 0.25% of the average daily net asset value of the Fund, effective February 24, 2000 for the Discovery, Enterprise, Growth, Growth 20, Large Cap Core, Mid Cap Disciplined, Opportunity, and U.S. Emerging Growth Funds, effective February 29, 2000 for the Balanced, Blue Chip, Dividend Income, Energy, Growth and Income, and Large Cap Growth Funds, and effective July 23, 2001 for the Asia Pacific, Dow 30 Value, Overseas, Technology 100, and Value Funds.


The Institutional and Advisor Class shares of the Growth Fund and the Advisor Class shares of the Enterprise, Growth 20, and Opportunity Funds were not affected by these advisory and administrative arrangements because these classes of shares were first offered for sale on February 24, 2000. The Advisor and Institutional Class shares of the Growth and Income Funds were not affected by these advisory and administrative agreements because these classes of shares were first offered for sale on February 29, 2000. The Class K shares of the Dividend Income Fund and Growth and Income Fund were not affected by these advisory and administrative agreements because this class of shares was first offered for sale on December 31, 2001. The Class K shares of the Enterprise Fund, Growth Fund, and Opportunity Fund, Class C shares of the Growth Fund, and Institutional Class shares of the Overseas Fund were not affected by these advisory and administrative agreements because these classes of shares were first offered for sale on August 30, 2002, December 26, 2002, and December 31, 2002, respectively.


On May 4, 2001, the Board approved the following changes to the Amended Advisory Agreement for each Fund except the All Cap Value, Discovery, Endeavor, Multi Cap Value, Small Company Value, and Strategic Value Funds. The changes were approved by shareholders on July 20, 2001, for each Fund except for the Mid Cap Disciplined Fund, and on July 30, 2001, for the Mid Cap Disciplined Fund. Under the revised Advisory Agreement, the management fee is calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels for each Fund except the Balanced, Blue Chip, Dow 30 Value, Growth and Income, and Large Cap Growth Funds. The specific asset levels at which management fees are reduced are described below. The revised Advisory Agreement eliminated a 2% cap on expenses, which had been included in the Amended Advisory Agreement under a state law requirement that has since been repealed. In addition, under the revised Advisory Agreement, the management fee may be accrued and payable daily, while under the Amended Advisory Agreement the management fee was accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion.



Prior to May 14, 2001, under an investment advisory agreement between the Multi Cap Value Fund and Strong Schafer Capital Management, LLC ("SSCM"), previously located at 103 Spinnaker Lane, Jupiter, Florida 33477, SSCM served as the investment advisor for the Fund. SSCM was an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. ("Schafer Capital") and the Advisor pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the "LLC Agreement"). The LLC Agreement provided the Advisor with an option to purchase Schafer Capital's interest in SSCM commencing January 10, 2001 and for eighteen months thereafter. On January 10, 2001, the Advisor notified Schafer Capital of the exercise of this option, subject to all necessary approvals, including those of the Schafer Board and shareholders of the Fund.



On September 13, 2001, the Board of the Dividend Income Fund approved the following changes to its Advisory Agreement, which were approved by shareholders of the Dividend Income Fund on December 7, 2001. The annual advisory fee increased by a maximum of 0.20% to account for the change in the Fund's investment strategy from a non-diversified, utilities fund to a diversified large-cap, value fund. However, the revised Advisory Agreement still includes breakpoints, whereby the annual advisory fee paid by the Fund decreases on Fund net assets above certain asset levels (see table below). In addition, the increase in the annual advisory fee may be lower than 0.20% if the fees paid by the Advisor to Reaves are reduced pursuant to the terms of the revised Subadvisory Agreement (see "Investment Subadvisor" section below).


As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and may voluntarily absorb expenses for the Fund.


          FUND                              CURRENT ANNUAL RATE                         PRIOR ANNUAL RATE
-----------------------------------------------------------------------------------------------------------------
All Cap Value Fund                                0.75%                                      N/A
Asia Pacific Fund                                 0.75%                            1.00% (prior to 7/23/01)
Balanced Fund                        0.60% on the first $35 million of        0.85% on the first $35 million of
                                  assets; 0.55% on all assets thereafter         assets; 0.80% on all assets
                                                                                thereafter (prior to 2/29/00)
Blue Chip Fund                                    0.50%                            0.75% (prior to 2/29/00)
Discovery Fund                                    0.75%                            1.00% (prior to 2/24/00)
Dividend Income Fund                              0.70%(1)                    0.50% for assets under $4 billion;
                                                                              0.475% for the next $2 billion in
                                                                              assets; and 0.45% for assets of $6
                                                                             billion and above (prior to 12/8/01)
                                                                                  0.50% (2/29/00 to 7/23/01)
                                                                                   0.75% (prior to 2/29/00)
Dow 30 Value Fund                                 0.55%                            0.80% (prior to 7/23/01)
Endeavor Fund                                     0.75%                                      N/A
Enterprise Fund                                   0.75%                            1.00% (prior to 2/24/00)
Energy Fund                                       0.75%                            1.00% (prior to 2/29/00)
Growth Fund                                       0.75%                            1.00% (prior to 2/24/00)
Growth 20 Fund                                    0.75%                            1.00% (prior to 2/24/00)
Growth and Income Fund                            0.55%                            0.80% (prior to 2/29/00)
Large Cap Core Fund                               0.75%                            1.00% (prior to 2/24/00)
Large Cap Growth Fund            0.60% on the first $35 million of assets;    0.85% on the first $35 million of
                                      0.55% on all assets thereafter                       assets;
                                                                            0.80% on all assets thereafter (prior
                                                                                         to 2/29/00)
Large Company Growth Fund                         0.75%                                     N/A(2)
Mid Cap Disciplined Fund                          0.75%                            1.00% (prior to 2/24/00)
Multi Cap Value Fund                              0.75%                          1.00% (prior to 5/14/00)(3)
Opportunity Fund                                  0.75%                            1.00% (prior to 2/24/00)
Overseas Fund                                     0.75%                            1.00% (prior to 7/23/01)
Small Company Value Fund                          0.75%                                      N/A
Strategic Value Fund                              0.75%                                      N/A
Technology 100 Fund                               0.75%                            1.00% (prior to 7/23/01)
U.S. Emerging Growth Fund                         0.75%                            1.00% (prior to 2/24/00)
Value Fund                                        0.75%                            1.00% (prior to 7/23/01)


(1) The annual advisory fee actually paid by the Dividend Income Fund may be lower than these figures. See "Investment Subadvisor" section below.


(2) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, the Fund did not previously pay any management fees.

(3)Pursuant to the prior advisory agreement between the Fund and SSCM.


In addition, each Fund, except the Balanced, Blue Chip, Discovery, Dow 30 Value, Growth and Income, Large Cap Growth, and Multi Cap Value Funds, is subject to the following breakpoint schedule.


                                                         CURRENT ANNUAL MANAGEMENT FEE RATE
---------------------------------------------------------------------------------------------------------------
                                                              AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                     FOR ASSETS UNDER              FOR THE NEXT                 FOR ASSETS
          FUND                          $4 BILLION              $2 BILLION ASSETS          $6 BILLION AND ABOVE
---------------------------------------------------------------------------------------------------------------
All Cap Value Fund                          0.75%                      0.725%                     0.70%
Asia Pacific Fund                           0.75%                      0.725%                     0.70%
Dividend Income Fund (1)                    0.70%                      0.675%                     0.65%
Endeavor Fund                               0.75%                      0.725%                     0.70%
Energy Fund                                 0.75%                      0.725%                     0.70%
Enterprise Fund                             0.75%                      0.725%                     0.70%
Growth Fund                                 0.75%                      0.725%                     0.70%
Growth 20 Fund                              0.75%                      0.725%                     0.70%
Large Cap Core Fund                         0.75%                      0.725%                     0.70%
Large Company Growth Fund                   0.75%                      0.725%                     0.70%
Mid Cap Disciplined Fund                    0.75%                      0.725%                     0.70%
Opportunity Fund                            0.75%                      0.725%                     0.70%
Overseas Fund                               0.75%                      0.725%                     0.70%
Technology 100 Fund                         0.75%                      0.725%                     0.70%
Small Company Value Fund                    0.75%                      0.725%                     0.70%
Strategic Value Fund                        0.75%                      0.725%                     0.70%
U.S. Emerging Growth Fund                   0.75%                      0.725%                     0.70%
Value Fund                                  0.75%                      0.725%                     0.70%


(1) The annual advisory fee actually paid by the Dividend Income Fund may be lower than these figures. See "Investment Subadvisor" section below.

The Fund paid the following management fees for the time periods indicated:





                                                                                               MANAGEMENT FEE
      FISCAL YEAR ENDED             MANAGEMENT FEE ($)                   WAIVER($)             AFTER WAIVER ($)
--------------------------------------------------------------------------------------------------------------
All Cap Value Fund(1)

12/31/02(2)                                13,251                         8,478                       4,773

Asia Pacific Fund

10/31/00                                1,025,344                             0                   1,025,344
12/31/00(3)                                96,025                             0                      96,025
12/31/01                                  390,885                             0                     390,885
12/31/02                                  473,170                        32,683                     440,487

Balanced Fund

10/31/00                                2,314,030                             0                   2,314,030
12/31/00(3)                               332,556                             0                     332,556
12/31/01                                1,836,811                             0                   1,836,811
12/31/02                                1,384,435                             0                   1,384,435

Blue Chip Fund

10/31/00                           3,429,671                 0         3,429,671
12/31/00(3)                          457,480                 0           457,480
12/31/01                           2,031,450                 0         2,031,450
12/31/02                           1,337,902                 0         1,337,902

Discovery Fund

12/31/00                           1,386,407                 0         1,386,407
12/31/01                           1,182,418                 0         1,182,418
12/31/02                           1,091,236                 0         1,091,236

Dividend Income Fund

10/31/00                           1,282,430                 0         1,282,430
12/31/00(3)                          232,985                 0           232,985
12/31/01                           1,373,771                 0         1,373,771
12/31/02                           1,107,444             5,309         1,102,135

Dow 30 Value Fund

12/31/00                           1,132,129                 0         1,132,129
12/31/01                             845,405                 0           845,405
12/31/02                             538,216                 0           538,216

Endeavor Fund(4)

12/31/01(5)                           29,364                 0            29,364
12/31/02                              35,572               588            34,984

Energy Fund

10/31/00                              62,886                 0            62,886
12/31/00(3)                           15,672                 0            15,672
12/31/01                             124,298                 0           124,298
12/31/02                             121,045                 0           121,045

Enterprise Fund

12/31/00                           6,594,199                 0         6,594,199
12/31/01                           3,183,290                 0         3,183,290
12/31/02                           2,224,861                 0         2,224,861

Growth Fund

12/31/00                          29,531,542                 0        29,531,542
12/31/01                          18,353,322                 0        18,353,322
12/31/02                          12,947,027                 0        12,947,027

Growth 20 Fund

12/31/00                             5,660,960                0        5,660,960
12/31/01                             3,727,841                0        3,727,841
12/31/02                             1,954,310                0        1,954,310

Growth and Income Fund

10/31/00                             6,929,319                0        6,929,319
12/31/00(3)                          1,087,823                0        1,087,823
12/31/01                             5,471,302                0        5,471,302
12/31/02                             4,512,907                0        4,512,907

Large Cap Core Fund

12/31/00                                42,595                0           42,595
12/31/01                                40,936                0           40,936
12/31/02                                35,781            1,110           34,671

Large Cap Growth Fund

10/31/00                            10,936,795                0       10,936,795
12/31/00(3)                          1,524,377                0        1,524,377
12/31/01                             6,329,515                0        6,329,515
12/31/02                             4,158,101                0        4,158,101

Large Company Growth Fund(6)

12/31/02(7)                             50,436           20,247           30,189

Mid Cap Disciplined Fund

12/31/00                                68,858                0           68,858
12/31/01                               399,453                0          399,453
12/31/02                             1,138,558                0        1,138,558

Multi Cap Value Fund

9/30/00(8)                           4,859,361                0        4,859,361
9/30/01(9)                           3,409,033                0        3,409,033
12/31/01(10)                           630,387                0          630,387
12/31/02                             2,113,060                0        2,113,060

Opportunity Fund

12/31/00                            22,947,728                0       22,947,728
12/31/01                            26,878,610                0       26,878,610
12/31/02                            24,174,012                0       24,174,012

Overseas Fund

10/31/00                                 462,477               0         462,477
12/31/00(3)                               71,875               0          71,875
12/31/01                                 272,911               0         272,911
12/31/02                                 391,754          84,516         307,238

Small Company Value Fund(1)

12/31/02(2)                               35,408          22,788          12,620

Strategic Value Fund(1)

12/31/02(2)                                5,259           2,759           2,500

Technology 100 Fund

12/31/00                               2,591,358               0       2,591,358
12/31/01                               1,580,569               0       1,580,569
12/31/02                               1,078,967         529,872         549,095

U.S. Emerging Growth Fund

12/31/00                                 693,600               0         693,600
12/31/01                                 670,330               0         670,330
12/31/02                                 567,033               0         567,033

Value Fund

12/31/00                                 511,846               0         511,846
12/31/01                                 460,250               0         460,250
12/31/02                                 344,322               0         344,322



(1) Commenced operations on March 28, 2002.



(2) For the nine-month fiscal period ended December 31, 2002.



(3) For the two-month fiscal period ended December 31, 2000.






(4) Commenced operations on April 6, 2001.



(5) For the eight-month fiscal period ended December 31, 2001.



(6) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any management fees.



(7) For the three-month fiscal period ended December 31, 2002.



(8) Pursuant to the prior advisory agreement between the Fund and SSCM.



(9) From October 1, 2000, to May 13, 2001, $2,368,682 was paid to SSCM. From May 14, 2001, to September 30, 2001, $1,040,351 was paid to the Advisor.



(10) For the three-month fiscal period ended December 31, 2001.












On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.


On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc. (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.



The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every Director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.



The Code requires Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are disinterested directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days, prior to and after the trade, during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.



The Advisor provides investment advisory services for multiple clients through different types of investment accounts (e.g., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (e.g., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities transactions, to the extent permitted by and consistent with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.



From time to time, the Advisor votes the shares owned by the Funds according to its Statement of Proxy Voting Policies ("Proxy Voting Policy"). The general principle of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.


The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.


From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.


For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.


                              INVESTMENT SUBADVISOR






















DIVIDEND INCOME FUND


The Advisor has entered into a Subadvisory Agreement with W.H. Reaves & Co., Inc. ("Reaves") with respect to the Dividend Income Fund. Under the terms of the Subadvisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the New York Stock Exchange ("NYSE"), it is anticipated that Reaves will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, Reaves will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.



The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Reaves. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Reaves upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.



Prior to December 8, 2001, the Subadvisory Agreement required the Advisor, not the Fund, to pay Reaves a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.50% of the first $200 million of the Fund's net assets, (ii) 0.30% of the Fund's net assets over $200 million and up to $1.0 billion, (iii) 0.375% of the Fund's net assets over $1.0 billion and up to $1.5 billion, and (iv) 0.30% of the Fund's net assets over $1.5 billion. Reaves's fee was reduced by 50% of any payments the Advisor was obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them.



The Board last reviewed and approved changes to the Subadvisory Agreement for the Dividend Income Fund on September 13, 2001. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the management fees and other expenses that would be paid by the Fund under an Amended and Restated Investment Advisory Agreement as compared to those of similar funds (after the change in the Fund's investment strategy) managed by other investment advisors; (ii) the impact of the proposed change in management fee rates on the Fund's total expense ratio; (iii) the historical investment performance of the Fund, as well as performance information regarding other funds within the current market place not advised or managed by the Advisor, but having similar investment focus and asset types; (iv) its favorable experience with the nature and quality of investment advisory services provided by the Advisor to the Fund on an on-going basis; (v) current and projected profitability, including the financial viability of the Advisor, and related other benefits to the Advisor in providing investment advisory services to the Fund, both under the current and proposed management fee schedules; and (vi) possible economies of scale in managing the Fund, including in this regard the proposed management fee breakpoints for the Fund. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.



The Board of the Dividend Income Fund approved the following changes to the Subadvisory Agreement, on September 13, 2001, which were approved by shareholders of the Dividend Income Fund on December 7, 2001. The revised Subadvisory Agreement requires the Advisor, not the Fund, to pay Reaves a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund's net assets,
(ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark (the "Benchmark"). The Benchmark will be 90% of the performance of the Russell 1000 Value Index. Specifically, Reaves will be paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above. If Reaves meets this performance criteria, the Fund's annual advisory fee is not adjusted. If Reaves does not meet this performance criteria, the Fund's annual advisory fee shall be reduced by an amount equal to the difference between the fee Reaves would have been paid had the performance criteria been met, and the actual fee paid to Reaves. During the first year of the revised Subadvisory Agreement, there was less than twelve months of performance for the Fund under its new investment strategy. Therefore, for purposes of determining the fee paid to Reaves during the first year, the Fund's performance was compared to the Benchmark's performance for the cumulative number of months from the inception of the revised Subadvisory Agreement to the end of each calculation month. Under the new Subadvisory Agreement, the Advisor and Subadvisor shall share, in proportion to the fees they receive under their respective Fund advisory or subadvisory agreement, in the amount of payments the Advisor is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.



Reaves received the following subadvisory fees from the Advisor for the time periods indicated.



FISCAL YEAR ENDED                   SUBADVISORY FEE ($)
-------------------------------------------------------
  10/31/00                               982,571
  12/31/00(1)                            176,863
  12/31/01                             1,104,823
  12/31/02                             1,085,772


(1) For the two-month fiscal period ended December 31, 2000.

Reaves has also adopted a Code of Ethics (Reaves' Code), which governs the personal trading activities of all employees of Reaves. Reaves' Code is based upon the principal that employees must avoid serving their own personal interests ahead of the interests of the clients.


Reaves' Code permits employees to invest in securities, including securities held by the Fund, subject to specific conditions. Trades for all personal and related accounts will be approved on a trade by trade basis prior to the order being placed. The trade will only be approved if the security is not held by the Fund or if it already has an established position in the Fund's portfolio. The trade will not be approved when the security is in the process of being established in, or liquidated from, the Fund's portfolio. Under no condition will an employee receive a better price on a security than the Fund receives on orders placed on the same day. All short-term trades for personal or related accounts with a holding period of less than 60 days (Short-Term Trades) must be reviewed by the Compliance Officer. Reaves' Code also provides several situations in which employees are prohibited from investing in securities. Portfolio managers and research analysts taking same direction transactions for their personal or related accounts (within his or her sector of responsibility) within seven calendar days of the establishment or liquidation of a position in the same security, or equivalent security, by an advisory account is prohibited, as well as Short-Term Trades. In addition, an employee who is a trader in a stock in which the firm is a market maker may not purchase or sell, for his or her personal or related account, any security in which he or she makes a market or any related financial instrument.

DOW 30 VALUE FUND


From December 30, 1997 to December 12, 2000, the Advisor retained Horizon Investment Services, LLC ("Horizon") to manage the Fund's investments. Horizon was formed in November 1997 to provide subadvisory services to the Fund and the Fund was the sole investment advisory client of Horizon. Horizon is a limited liability company organized in Indiana and is a wholly owned subsidiary of Horizon Management Services, Inc. ("HMS"), a firm that publishes and distributes investment-related newsletters through its wholly owned subsidiaries. Mr. Robert
T. Evans, the President of HMS, is the controlling shareholder of HMS.



The Fund's subadvisory agreement, dated December 30, 1997 (the "Subadvisory Agreement"), was last approved by the Fund's initial shareholder on its first day of operations. Under the Subadvisory Agreement Horizon, pursuant to the oversight and supervision of the Fund's Board and the Advisor, provided a continuous investment program for the Fund. Under the Subadvisory Agreement, Horizon was responsible for determining the securities to be purchased or sold by the Fund. However, the Advisor executed the Fund's purchase or sale transactions and managed the Fund's cash investments, which on average were expected to be less than 5% of the Fund's net assets. Horizon bore all of its own expenses in providing subadvisory services to the Fund.



The Subadvisory Agreement required the Advisor, not the Fund, to pay Horizon a fee, computed and paid monthly, at an annual rate of (i) 50% of the total management fee collected by the Advisor from the Fund on the first $1.0 billion of the Fund's net assets, (ii) 40% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $1.0 billion and up to $1.5 billion, (iii) 35% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $1.5 billion and up to $2.0 billion, (iv) 30% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $2.0 billion and up to $2.5 billion, and (v) 10% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $2.5 billion. However, prior to January 1, 2000, the Subadvisory fee was $250,000 per year.



Horizon received the following subadvisory fees from the Advisor for the time period indicated.



FISCAL YEAR ENDED               SUBADVISORY FEE ($)
---------------------------------------------------
  12/12/00(1)                        531,507


(1) The Subadvisory Agreement was terminated on December 12, 2000.

ENERGY FUND


The Advisor has entered into a Subadvisory Agreement with Scarborough Investment Advisers, LLC ("Scarborough") with respect to the Energy Fund. Under the terms of the Subadvisory Agreement, Scarborough furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Scarborough is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five percent of the Fund's total assets. During the term of the Subadvisory Agreement, Scarborough will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.



The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Scarborough. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Scarborough becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Scarborough upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.



The Subadvisory Agreement requires the Advisor, not the Fund, to pay Scarborough a fee, computed and paid monthly, at an annual rate of (i) 0.50% of the Fund's average daily net asset value on the first $250 million of the Fund's net assets, (ii) 0.40% of the Fund's average daily net asset value on the Fund's net assets over $250 million and up to $1.25 billion, and (iii) 0.35% of the Fund's average daily net asset value on the Fund's net assets over $1.25 billion.



The continuation of the Subadvisory Agreement was last approved by the Board on May 3, 2002. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Scarborough, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.



Scarborough received the following subadvisory fees from the Advisor for the time periods indicated.



FISCAL YEAR ENDED                         SUBADVISORY FEE ($)
-------------------------------------------------------------
  10/31/00                                      36,185
  12/31/00(1)                                    9,884
  12/31/01                                      82,731
  12/31/02                                      80,699


(1)  For the two-month fiscal period ended December 31, 2000.


Scarborough has adopted a Code of Ethics (Scarborough's Code), which governs the personal trading activities of all "Access Persons" of Scarborough. Access Persons include any officer or employee of Scarborough, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales of Scarborough Investment Advisers. Scarborough's Code is based upon the principal that it is the duty at all times to place the interests of Fund shareholders first.


Scarborough's Code permits employees to invest in securities for his or her own account, or the account of an immediate family member, only through the use of a broker-dealer. Every employee and immediate family member must also obtain prior approval from the Chief Investment Officer before executing any personal securities transactions for his or her own account. A securities transaction will only be approved if no registered investment company or series thereof for which Scarborough is subadvisor (Investment Company) has a pending "buy" or "sell"' order in, if it does not appear on any "restricted" list of Scarborough, and if such transaction is not short selling or option trading that is economically opposite any pending transaction for any Investment Company. After preclearance has been granted, the Compliance Department will continue to monitor any activity to ascertain that such activity conforms to the preclearance granted and the provisions of Scarborough's Code. Scarborough's Code also lists several restrictions to the trades of employees and immediate family members. Such persons are prohibited from acquiring any securities in an initial public offering, and from acquiring securities in private placements without prior written approval. In addition, the decision to purchase securities of a related issuer for a trust or fund is subject to an independent review by investment personnel with no personal interest in the related issuer.

U.S. EMERGING GROWTH FUND


The Advisor has entered into a Subadvisory Agreement with Next Century Growth Investors, LLC ("Next Century") with respect to the Fund. Under the terms of the Subadvisory Agreement, Next Century furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Next Century is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately 5% of the Fund's total assets. During the term of the Subadvisory Agreement, Next Century will bear all expenses incurred by it in connection with its services under such agreement.



The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Next Century. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that Next Century becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by Next Century upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.



Effective May 1 , 2002, the Subadvisory Agreement requires the Advisor, not the Fund, to pay Next Century a monthly fee based on the annual rate of 0.50% of the Fund's average daily net assets up to $200 million, 0.40% of the Fund's average daily net assets for the next $800 million, and 0.35% of the Fund's average daily net assets over $1 billion minus 50% of any payments the Advisor is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them. In the event of a full waiver, the Subadvisory fee shall be zero. In the event of a partial waiver, the Subadvisory fee shall be reduced pro rata. Prior to May 1 , 2002, the Advisor paid Next Century a fee equal to an annual rate of 0.50% of the Fund's average daily net asset value minus 50% of any payments the Advisor was obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provided for the Fund's shareholders who invested through them.



The Board reviewed and approved a revised Subadvisory Agreement effective as of May 1 , 2002. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the proposed subadvisory agreement between Next Century and the Advisor, including the nature and scope of services to be provided to the Fund by Next Century and the structure and rates of the subadvisory fees to be charged for those services; including the extent to which the fees include breakpoints or otherwise appropriately reflect the economies of scale that may be realized by Next Century; (ii) the historical investment performance of the Fund, as well as information on the performance of other funds currently available in the market not advised by Next Century, but having a similar investment focus and asset composition; (iii) the type and scope of services that historically have been provided to the Fund by Next Century and the ability of Next Century to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of Next Century and its personnel, Next Century's financial condition, and the terms of the agreement; and (iv) the current and projected profitability of Next Century. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.



Next Century received the following subadvisory fees from the Advisor for the time periods indicated.



FISCAL YEAR ENDED                 SUBADVISORY FEE ($)
-----------------------------------------------------
    12/31/00                             400,827
    12/31/01                             435,671
    12/31/02                             364,662

Next Century has also adopted a Code of Ethics ("Next Century's Code"), which governs the personal trading activities of all Access Persons of Next Century. Access Persons include any director, officer, or Advisory Person of Next Century, except employees of the Advisor. The focus of Next Century's Code is the prevention of investment activities by persons with access to certain information that might be harmful to the interest of the Funds or that might enable such persons to illicitly profit from their relationship with the Funds.


Under Next Century's Code, no Access Person shall engage in any Personal Securities Transaction that the Access Person has reason to know will be detrimental to the best interest of any Fund. A Personal Securities Transaction is a transaction in a Security in which a person has or thereby acquires Beneficial Ownership. A person shall be considered to be "engaging in" or "effecting" a Personal Securities Transaction if the person, directly or indirectly, directs, participates in, or receives advance notification or advice of or regarding such transaction. A person shall not be considered to be "engaging in" or "effecting" a Personal Securities Transaction if such transaction is effected on the person's behalf by an independent fiduciary or broker with investment discretion, provided the person did not, directly or indirectly, direct, participate in, or receive advance notification or advice of or regarding such transaction. When engaging in Personal Securities Transaction, an Access Person shall place the interests of the Fund first, shall conduct such transaction in a manner consistent with Next Century's Code and in such a manner as to avoid an actual or potential conflict of interest or abuse of any such person's position of trust and responsibility as an Access Person, and shall not take inappropriate advantage of such person's position in relation to the Fund. Prior to effecting a Personal Securities Transaction, an Access Person shall notify the Director of Compliance of the proposed transaction, including the amount of the transaction and the Security involved. The Director of Compliance shall determine whether such transaction is consistent with Next Century's Code and communicate such determination to the Access Person. All capitalized terms not defined here can be found in Next Century's Code.


The Fund's portfolio managers and one other person ("Investment Managers"), and the Advisor entered into a Limited Liability Company Agreement (the "LLC Agreement") forming Next Century. Mr. Thomas L. Press, one of the Investment Managers of Next Century, controls Next Century pursuant to the terms of the LLC Agreement. The Advisor's ownership interest in Next Century may raise conflicts of interest in some situations.



The LLC Agreement provides that Next Century shall be managed and controlled by Next Century's Board. Currently, there are three directors. One of the directors is designated by the Advisor. The LLC Agreement grants to the Advisor, subject to applicable regulatory requirements, a right of first refusal pursuant to which the Advisor may purchase, under certain circumstances, and subject to certain restrictions any selling Investment Manager's interest in Next Century. The Advisor has sole responsibility for all distribution and marketing activities relating to the Fund's shares for as long as the Advisor is a member of Next Century.


VALUE FUND


The Advisor has entered into a Subadvisory Agreement with Sloate, Weisman, Murray & Company, Inc. ("Sloate") with respect to the Value Fund. Under the terms of the Subadvisory Agreement, Sloate furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Sloate is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because SWM Securities, Inc. ("SWM"), an affiliated company of Sloate, is a member of the NYSE, it is anticipated that SWM will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, Sloate will bear all expenses incurred by it in connection with its services under such agreement.



The Subadvisory Agreement requires the Advisor, not the Fund, to pay Sloate a monthly fee based on the following annual rates. On May 4, 2001, and July 20, 2001, the Board and shareholders, respectively, of the Fund approved a revised Subadvisory Agreement. Effective July 23, 2001, the Advisor pays Sloate a fee, computed and paid monthly, of 0.60% of the Fund's average daily net asset value on the first $74.2 million, (this amount being "base" net assets), 0.50% of the Fund's average daily net asset value on net assets from base net assets to $300 million in the Fund, and 0.40% of the Fund's average daily net asset value on net assets in excess of $300 million. Prior to July 23, 2001, the Advisor paid Sloate 60% of management fees collected by the Advisor from the Fund on $74.2 million, 50% of management fees collected by the Advisor from the Fund on net assets from $74.2 million to $300 million in the Fund, and 40% of management fees collected by the Advisor from the Fund on assets in excess of $300 million in the Fund.



The Advisor has one relationship with Sloate that is not related to the subadvisory arrangement for the Fund. For more than 10 years, the Advisor has obtained third party investment research from Sloate through soft dollar brokerage arrangements with various broker-dealers.



The continuation of the Subadvisory Agreement was last approved by the Board on May 4, 2001. In its review, the Board was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by Sloate, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.



Sloate received the following subadvisory fees from the Advisor for the time periods indicated.



FISCAL YEAR ENDED                         SUBADVISORY FEE ($)
-------------------------------------------------------------
    12/31/00                                   314,148
    12/31/01                                   301,944
    12/31/02                                   261,453



Sloate has also adopted a Code of Ethics ("Sloate's Code"), which governs the personal trading activities of all employees of Sloate. Sloate's Code is based upon the principal that the interests of clients must always be recognized, be respected, and come before those of Employees.



Sloate's Code permits an employee to have a personal investment or trading account that is maintained at the Firm and not any other bank or broker-dealer. Trading in these accounts is limited to Permitted Employee Investments. Permitted Employee Investments means U.S. Treasury securities, municipal bonds, shares of registered open-ended investment companies, certificates of deposit, commercial paper, foreign exchange contracts, and such other money market or investment instruments authorized by the Compliance Officer, from time to time, as well as Amadeus Partners, L.P., a client account of Sloate. If an employee requests to trade in Securities other than permitted Employee Investments, such transactions must have the prior written approval of the Compliance Officer. If an employee is seeking approval to buy or sell a Security for their personal investment or trading account during a day in which transaction in such Securities are being made, or are intended to be made for Client Accounts, and, if approval is granted, the Employee must buy or sell its Securities in the same proportion that the Firm is buying or selling that Security on behalf of Client Accounts and subject to such restrictions as the Compliance Officers may deem appropriate to protect the interest of Client Accounts. All capitalized terms not defined here can be found in Sloate's Code.


                                  ADMINISTRATOR


Effective November 30, 2001, each Fund, except the All Cap Value Fund, Large Company Growth Fund, Small Company Value Fund, and Strategic Value Fund, entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator") for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions. Prior to November 30, 2001, each of those Funds, except the Endeavor Fund, had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided by the Advisor under the Advisory Agreement. The All Cap Value Fund, Small Company Value Fund, Large Company Growth Fund, and Strategic Value Fund have also entered into an administration agreement with the Administrator for administration services. The Administrator is an affiliated company of the Advisor and Distributor.






Each Fund has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. Each Fund has entered into separate Administration Agreements with the Administrator for each of its separate class of shares. The Growth Fund is authorized to offer five classes of shares: Investor Class, Advisor Class, Institutional Class, Class C, and Class K shares. The Growth and Income Fund is authorized to offer four classes of shares:

Investor Class, Advisor Class, Institutional Class, and Class K shares. The Enterprise and Opportunity Funds are authorized to offer three classes of shares: Investor Class, Advisor Class, and Class K shares. The Growth 20 Fund is authorized to offer two classes of shares: Investor Class and Advisor Class shares. The Dividend Income Fund is authorized to offer two classes of shares:
Investor Class and Class K shares. The Overseas Fund is authorized to offer two classes of shares: Investor Class and Institutional Class shares. The All Cap Value, Asia Pacific, Balanced, Blue Chip, Discovery, Dow 30 Value, Endeavor, Energy, Large Cap Core, Large Cap Growth, Large Company Growth, Mid Cap Disciplined, Multi Cap Value, Small Company Value, Strategic Value, Technology 100, U.S. Emerging Growth, and Value Funds are authorized to offer one class of shares: Investor Class shares.



The fees received and the services provided by the Administrator as administrator for the Fund are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.


ADMINISTRATION AGREEMENT - INVESTOR CLASS AND CLASS K


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for each of the Investor Class and Class K shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class and Class K shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class and Class K shares, including Investor Class and Class K prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class and Class K shareholders, and attending to routine correspondence and other communications with individual Investor Class and Class K shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class and Class K shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class and Class K shares, including the Custodian, DST, and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class and Class K shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class and Class K shares may be effected, and certain other matters pertaining to the Investor Class and Class K shares; (viii) assisting shareholders in designating and changing dividend options, account designations, and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class and Class K shares;
(xii) verifying purchase and redemption orders and transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class and Class K shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of each Fund, except the Discovery and Multi Cap Value Funds, the Administrator receives a fee from the Fund, at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Investor Class shares of the Discovery and Multi Cap Value Funds, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Class K shares, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Class K shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.



Prior to July 23, 2001, the Advisor received a fee from the Balanced, Blue Chip, Dividend Income, Energy, Enterprise, Growth, Growth 20, Growth and Income, Large Cap Core, Large Cap Growth, Opportunity, and U.S. Emerging Growth Funds at the annual rate of 0.25% of each Fund's average daily net assets attributable to the Investor Class shares. Prior to July 31, 2001, the Advisor received a fee from the Mid Cap Disciplined Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares.



Prior to April 12, 2001, for the Balanced, Blue Chip, Dividend Income, Energy, and Growth and Income Funds, prior to April 27, 2001, for the Discovery, Large Cap Growth, and Opportunity Funds, and prior to May 1, 2001, for the Enterprise, Growth,

Growth 20, Large Cap Core, Mid Cap Disciplined, and U.S. Emerging Growth Funds, the Investor Class fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - ADVISOR CLASS


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and
(xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.



Prior to July 23, 2001, for the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds, the Advisor received a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class shares. Prior to April 12, 2001, for the Growth and Income Fund, and prior to April 27, 2001, for the Enterprise, Growth, Growth 20, and Opportunity Funds, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.


ADMINISTRATION AGREEMENT - INSTITUTIONAL CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.


Prior to April 12, 2001, for the Growth and Income Fund, and prior to April 27, 2001, for the Growth Fund, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.




ADMINISTRATION AGREEMENT - CLASS C


Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Class C shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund; (ii) supervising preparation of the periodic updating of the Fund's registration statements, including prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the classes of shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, including the Custodian, DST and printers; (vi) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for shares; (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Class C shares, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to Class C shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.


The Fund paid the following administrative fees for the time periods indicated.


Note - the following table does not contain information on the Institutional Class shares of the Overseas Fund because they were not offered for sale until December 31, 2002.



                                          ADMINISTRATIVE                ADMINISTRATIVE FEE
      FISCAL YEAR ENDED                       FEE ($)      WAIVER($)     AFTER WAIVER ($)
--------------------------------------------------------------------------------------------
All Cap Value Fund - Investor Class(1)

12/31/02(2)                                    5,332         3,509             1,823

Asia Pacific Fund - Investor Class(3)

12/31/01(4)                                   50,799             0            50,799
12/31/02                                     192,575        29,564           163,011

Balanced Fund - Investor Class(5)

10/31/00(6)                                  614,824             0           614,824
12/31/00(7)                                  149,555             0           149,555
12/31/01                                     895,261             0           895,261
12/31/02                                     746,308             0           746,308

Blue Chip Fund - Investor Class(5)

10/31/00(6)                                    1,038,895               0       1,038,895
12/31/00(7)                                      228,431               0         228,431
12/31/01(8)                                    1,093,342               0       1,093,342
12/31/02                                         802,741               0         802,741

Discovery Fund - Investor Class(9)

12/31/00(10)                                     376,720               0         376,720
12/31/01                                         393,892               0         393,892
12/31/02                                         363,745               0         363,745

Dividend Income Fund - Class K(11)

12/31/02                                             463             207             256

Dividend Income Fund - Investor Class(5)

10/31/00(6)                                      367,862               0         367,862
12/31/00(7)                                      116,493               0         116,493
12/31/01                                         741,500               0         741,500
12/31/02                                         579,573               0         579,573

Dow 30 Value Fund - Investor Class(12)

12/31/01(4)                                      140,689               0         140,689
12/31/02                                         293,572               0         293,572

Endeavor Fund - Investor Class(13)

12/31/01(14)                                      11,728               0          11,728
12/31/02                                          14,103           4,814           9,289

Energy Fund - Investor Class(5)

10/31/00(6)                                       14,589               0          14,589
12/31/00(7)                                        5,224               0           5,224
12/31/01                                          44,951               0          44,951
12/31/02                                          48,418           1,342          47,076

Enterprise Fund - Investor Class(9)

12/31/00(10)                                   1,830,006               0       1,830,006
12/31/01                                       1,139,685               0       1,139,685
12/31/02                                         885,448         124,046         761,402

Enterprise Fund - Advisor Class(15)

12/31/00(10)                                          52               0              52
12/31/01                                           2,138               0           2,138
12/31/02                                           3,912               0           3,912

Enterprise Fund - Class K(16)

12/31/02(17)                                         2,469               0           2,469

Growth Fund - Investor Class(9)

12/31/00(10)                                     8,188,200               0       8,188,200
12/31/01                                         6,479,302               0       6,479,302
12/31/02                                         4,738,237               0       4,738,237

Growth Fund - Advisor Class(15)

12/31/00(10)                                           985               0             985
12/31/01                                            32,199               0          32,199
12/31/02                                            35,152               0          35,152

Growth Fund - Institutional Class(15)

12/31/00(10)                                         1,277               0           1,277
12/31/01                                             5,908               0           5,908
12/31/02                                            26,817               0          26,817

Growth Fund - Class C(18)

12/31/02(19)                                             4               0               4

Growth Fund - Class K(16)

12/31/02(17)                                         4,500           3,141           1,359

Growth 20 Fund - Investor Class(9)

12/31/00(10)                                     1,622,913               0       1,622,913
12/31/01                                         1,302,249               0       1,302,429
12/31/02                                           757,235           9,065         748,170

Growth 20 Fund - Advisor Class(15)

12/31/00(10)                                           810               0             810
12/31/01                                            24,815               0          24,815
12/31/02                                            25,418               0          25,418

Growth and Income Fund - Investor Class(5)

10/31/00(6)                                      1,979,847               0       1,979,847
12/31/00(7)                                        487,177               0         487,177
12/31/01                                         2,579,654               0       2,579,654
12/31/02                                         2,216,849               0       2,216,849

Growth and Income Fund - Advisor Class(20)

10/31/00(6)                                            297               0             297
12/31/00(7)                                            571               0             571
12/31/01                                            30,669               0          30,669
12/31/02                                            37,928               0          37,928

Growth and Income Fund - Institutional Class(20)

10/31/00(6)                                                   57               0              57
12/31/00(7)                                                  537               0             537
12/31/01                                                   5,928               0           5,928
12/31/02                                                  12,298               0          12,298

Growth and Income Fund - Class K(11)

12/31/02                                                  18,584           3,511          15,073

Large Cap Core Fund - Investor Class(9)

12/31/00(10)                                              11,875               0          11,875
12/31/01                                                  14,824               0          14,824
12/31/02                                                  14,312           2,030          12,282

Large Cap Growth Fund - Investor Class(5)

10/31/00(6)                                            3,095,811               0       3,095,811
12/31/00(7)                                              690,561               0         690,561
12/31/01                                               3,094,456               0       3,094,456
12/31/02                                               2,265,114               0       2,265,114

Large Company Growth Fund - Investor Class(21)

12/31/02(22)                                              17,747           4,022          13,725

Mid Cap Disciplined Fund - Investor Class(9)

12/31/00(10)                                              20,119               0          20,119
12/31/01                                                 147,832               0         147,832
12/31/02                                                 456,263               0         456,263

Multi Cap Value Fund - Investor Class(23)

12/31/01(24)                                             209,600               0         209,600
12/31/02                                                 705,128               0         705,128

Opportunity Fund - Investor Class(9)

12/31/00(10)                                           6,445,208               0       6,445,208
12/31/01                                               9,630,385               0       9,630,385
12/31/02                                               9,389,611               0       9,389,611

Opportunity Fund - Advisor Class(15)

12/31/00(10)                                                 567               0             567
12/31/01                                                 129,617               0         129,617
12/31/02                                                 315,933               0         315,933

Opportunity Fund - Class K(16)

12/31/02(17)                                            410            87           323

Overseas Fund - Investor Class(3)

12/31/01(4)                                          34,945             0        34,945
12/31/02                                            155,312        41,688       113,624

Small Company Value Fund - Investor Class(1)

12/31/02(2)                                          15,432         2,589        12,843

Strategic Value Fund - Investor Class(1)

12/31/02(2)                                           2,027           814         1,213

Technology 100 Fund - Investor Class(12)

12/31/01(4)                                         200,563             0       200,563
12/31/02                                            432,843       106,558       326,285

U.S. Emerging Growth Fund - Investor Class(9)

12/31/00(10)                                        210,098             0       210,098
12/31/01                                            240,926             0       240,926
12/31/02                                            226,813        12,529       214,284

Value Fund - Investor Class(12)

12/31/01(4)                                          67,310             0        67,310
12/31/02                                            137,729             0       137,729



(1) Commenced operations on March 28, 2002.



(2) For the nine-month fiscal period ended December 31, 2002.



(3) First applicable on April 9, 2001.



(4) For the five-month fiscal period ended December 31, 2001.



(5) First applicable on February 29, 2000.



(6) For the eight-month fiscal period ended October 31, 2000.



(7) For the two-month fiscal period ended December 31, 2000.






(8) These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into the Investor Class shares on December 27, 2001.



(9) First applicable on February 24, 2000.



(10) For the ten-month fiscal period ended December 31, 2000.



(11) First offered on December 31, 2001.



(12) First applicable on May 1, 2001.



(13) Commenced operations on April 6, 2001.



(14) For the eight-month fiscal period ended December 31, 2001.



(15) First offered on February 24, 2000.



(16) First offered on August 30, 2002.



((17) For the four-month fiscal period ended December 31, 2002.



(18) First offered on December 26, 2002.



(19) For the six-day fiscal period ended December 31, 2002.



(20) First offered on February 29, 2000.

(21) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, began operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any administration fees.



(22) For the three-month fiscal period ended December 31, 2002.



(23)First applicable on July 27, 2001.



(24) For the seven-month fiscal period ended December 31, 2001.


                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a continuous basis. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.



The Investor Class, Advisor Class, Institutional Class, and Class K shares of the Fund are offered on a "no-load" basis, which means that no sales commissions are charged on the purchases of these shares. Class K shares are only available to certain types of investors. See Appendix C for more information on the eligibility criteria for purchasing Class K shares.



The offering price of Class C shares of the Fund is the net asset value and is subject to an annual distribution and servicing fee of 1.00%. The annual 1.00% distribution fee compensates the Distributor for paying the broker involved in the transaction, if any, a 1.00% up-front sales commission, which includes an advance of the first year's service fee. Class C shares are also subject to a 1.00% CDSC in certain circumstances. See Appendix C for more information on Class C shares.



Pursuant to a distribution plan adopted on behalf of the Investor Class shares of the All Cap Value, Endeavor, Large Company Growth, Small Company Value, and Strategic Value Funds; the Advisor Class shares of the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds; and the Class C shares of the Growth Fund (collectively "12b-1 shares") in accordance with Rule 12b-1 under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the Investor and Advisor Class shares of each Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Payments made to the Distributor under the Rule 12b-1 Plan for the Class C shares are limited to payment at an annual rate equal to 1.00% of average daily net assets attributable to 12b-1 shares.



The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.



From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").



The following section applies to the Investor Class shares of the All Cap Value, Endeavor, Large Company Growth, Small Company Value, and Strategic Value Funds, the Advisor Class shares of the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds, and the Class C shares of the Growth Fund only.


                                DISTRIBUTION PLAN


The Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor or others in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 shares of the Investor and Advisor Class shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan for Investor and Advisor Class shares are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares.

Amounts received by the Distributor or others under the Distribution Agreement for the 12b-1 shares of the Fund may be spent for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. These expenses also may include service fees paid to securities dealers or others who have a servicing agreement with the Fund, the Distributor or its affiliates who provide service or account maintenance to shareholders. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell 12b-1 shares. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.



INVESTOR AND ADVISOR CLASS SHARES. The Fund pays up to 0.25% per year of each class' average daily net assets to the Distributor or others.



CLASS C SHARES. The Fund pays the Distributor up to 1.00% per year of the class' average daily net assets, out of which 0.25% may be used for service fees. The 12b-1 fees also may be used to pay the Distributor for advancing commissions to securities dealers for the initial sale of Class C shares. The Distributor uses 12b-1 plan fees payable to it to pay third party financing entities that have provided financing to the Distributor in connection with advancing commissions to securities dealers.



The Rule 12b-1 Plan is a compensation plan. It allows the Fund to pay a fee to the Distributor that may be more than the eligible expenses the Distributor has incurred at the time of the payment. The Distributor must, however, report to the Board on how it has spent or has immediate plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan, and shall not exceed the amount permitted to be paid under the rules of the NASD.



In addition to the payments to which the Distributor or others are entitled to under the plan, the plan also provides that to the extent the Fund, the Advisor or the Distributor or other parties on behalf of the Fund, the Advisor or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the meaning of Rule 12b-1 under the 1940 Act, then these payments shall be deemed to have been made pursuant to the plan.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.


The Distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.



The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1. The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board, and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Under the Rule 12b-1 Plan, the Distributor will provide the Board and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.


The Fund paid the following distribution and service fees under its Rule 12b-1
Plan:





                                                                                                                  REMAINING 12b-1
                                                                                                                FEES USED TO PAY FOR
                                                                                                                1) ADVERTISING AND
                                                                                                                 2) PRINTING, AND
                                                                                                                    MAILING OF
                                                                       COMPENSATION TO                            PROSPECTUSES TO
                                            GROSS 12b-1                 UNAFFILIATED       12b-1 FEES RETAINED   OTHER THAN CURRENT
   FISCAL YEAR ENDED                         FEES ($)    WAIVER ($)   BROKER-DEALERS ($)      BY SII ($) (1)      SHAREHOLDERS ($)
------------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund - Investor Class(2)

12/31/02(3)                                    4,060       2,911                0                     0                 1,149

Endeavor Fund - Investor Class(4)

12/31/01(5)                                    9,773           0                0                     0                 9,773
12/31/02                                      11,786       5,245                0                     0                 6,541

Enterprise Fund - Advisor Class(6)

12/31/00(7)                                       52           0                7                     0                    45
12/31/01                                       1,928           0            1,928                     0                     0
12/31/02                                       3,258           0            2,431                   827                     0

Growth Fund - Advisor Class(6)

12/31/00(7)                                      985           0               30                     0                   955
12/31/01                                      29,157           0           29,157                     0                     0
12/31/02                                      29,293           0           21,163                 8,130                     0

Growth Fund -Class C(8)

12/31/02(9)                                       16           0                0                     0                    16

Growth 20 Fund - Advisor Class(6)

12/31/00(7)                                      810           0               80                     0                   730
12/31/01                                      22,664           0           22,664                     0                     0
12/31/02                                      21,181           0           21,181                     0                     0

Growth and Income Fund - Advisor Class(10)

10/31/00(11)                                     297           0              297                     0                     0
12/31/00(12)                                     571           0              571                     0                     0
12/31/01                                      27,770           0           27,770                     0                     0
12/31/02                                      31,607           0           31,607                     0                     0

Large Company Growth Fund - Investor Class(13)

12/31/02(14)                                      18,527         0         0         0    18,527

Opportunity Fund - Advisor Class(6)

12/31/00(7)                                          567         0       133         0       434
12/31/01                                         114,159         0   114,159         0         0
12/31/02                                         263,277         0   259,000     4,277         0

Small Company Value Fund - Investor Class(2)

12/31/02(3)                                       11,062     1,335         0         0     9,727

Strategic Value Fund - Investor Class(2)

12/31/02(3)                                        1,675     1,279         0         0       396



(1) This amount represents 1) 12b-1 fees paid on shares held less than 13 months and 2) 12b-1 fees for accounts with no dealer of record, and 3) asset-based services fees on Class C shares.



(2) First offered on March 28, 2002.



(3) For the nine-month fiscal period ended December 31, 2002.



(4) Commenced operations on April 6, 2001.



(5) For the eight-month fiscal period ended December 31, 2001.



(6) First offered on February 24, 2000.



(7) For the ten-month fiscal period ended December 31, 2000.



(8) First offered on December 26, 2002.



(9) For the six-day fiscal period ended December 31, 2002.



(10) First offered on February 29, 2000.



(11) For the eight-month fiscal period ended October 31, 2000.



(12) For the two-month fiscal period ended December 31, 2000.



(13) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any 12b-1 fees.



(14) For the three-month fiscal period ended December 31, 2002.



The following section applies to each Fund, except that the Dow 30 Value Fund does not participate in Initial Public Offerings.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. References in this section to the Advisor also refer to the Subadvisor, if any, unless indicated otherwise. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board, which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.


The Advisor may engage in "step-out" and "give-up" brokerage transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.


When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under the 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


At least annually, the Advisor considers the amount and nature of research and brokerage services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.


The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover, brokerage and custodial costs, and tax consequences to the client.

With respect to the Fund's foreign equity investing, if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.


"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.

Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated by the trading desk among the client accounts participating in the order in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management (including cash available for investment on the date the IPO is priced) in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100-share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or pro rata based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.

The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

The Fund paid the following brokerage commissions for the time periods indicated:





 FISCAL YEAR ENDED                     BROKERAGE COMMISSIONS ($)
----------------------------------------------------------------
All Cap Value Fund(1)

12/31/02                                          20,632

Asia Pacific Fund

10/31/00                                       1,417,450
12/31/00(2)                                      104,690
12/31/01                                         653,258
12/31/02                                         928,325

Balanced Fund

10/31/00                                         274,330
12/31/00(2)                                       81,721
12/31/01                                         663,126
12/31/02                                         810,785

Blue Chip Fund

10/31/00                                         362,245
12/31/00(2)                                      111,085
12/31/01                                       1,276,024
12/31/02                                       1,304,780

Discovery Fund

12/31/00                                       1,576,788
12/31/01                                       1,638,470
12/31/02                                       1,391,176

Dividend Income Fund

10/31/00                                         673,582
12/31/00(2)                                       77,334
12/31/01                                         627,558
12/31/02                                         672,222

Dow 30 Value Fund

12/31/00                                          90,220
12/31/01                                         287,537
12/31/02                                         257,519

Endeavor Fund(3)

12/31/01(4)                                       43,203
12/31/02                                          51,407

Energy Fund

10/31/00                                          20,975
12/31/00(2)                                        5,636
12/31/01                                          33,731
12/31/02                                          27,063

Enterprise Fund

12/31/00                                       4,646,376
12/31/01                                       4,880,600
12/31/02                                       3,130,649

Growth Fund

12/31/00                                      14,927,814
12/31/01                                      17,389,597
12/31/02                                      10,155,292

Growth 20 Fund

12/31/00                                       4,110,892
12/31/01                                       5,569,140
12/31/02                                       2,425,808

Growth and Income Fund

10/31/00                                       2,348,258
12/31/00(2)                                      638,741
12/31/01                                       3,507,299
12/31/02                                       4,349,906

Large Cap Core Fund

12/31/00                                          11,932
12/31/01                                          26,213
12/31/02                                          29,196

Large Cap Growth Fund

10/31/00                                       9,062,031
12/31/00(2)                                    1,696,731
12/31/01                                       9,723,873
12/31/02                                       7,751,314

Large Company Growth Fund(5)

12/31/02                                          43,855

Mid Cap Disciplined Fund

12/31/00                                          71,878
12/31/01                                       1,070,203
12/31/02                                       2,760,619

Multi Cap Value Fund

9/30/00                                        1,529,280
9/30/01                                          812,249
12/31/01(6)                                      325,334
12/31/02                                       1,131,804

Opportunity Fund

12/31/00                                       6,575,421
12/31/01                                       8,825,609
12/31/02                                       8,368,971

Overseas Fund

10/31/00                                         329,754
12/31/00(2)                                       32,454
12/31/01                                         233,347
12/31/02                                         212,832

Small Company Value Fund(1)

12/31/02                                          70,680

Strategic Value Fund(1)

12/31/02                                           2,904

Technology 100 Fund

12/31/00                                       1,407,833
12/31/01                                       1,655,815
12/31/02                                         450,842

U.S. Emerging Growth Fund

12/31/00                                         196,990
12/31/01                                         115,003
12/31/02                                         371,893

Value Fund

12/31/00                                         207,295
12/31/01                                         195,646
12/31/02                                         217,160



(1) Commenced operations on March 28, 2002.



(2) For the two-month fiscal period ended December 31, 2000.


(3) Commenced operations on April 6, 2001.

(4) For the eight-month fiscal period ended December 31, 2001.


(5) While the Fund's predecessor, Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any brokerage commissions.



(6) For the three-month fiscal period ended December 31, 2001.






With respect to the Dividend Income Fund only, because Reaves is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for Reaves to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows Reaves to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the periods indicated in the brokerage commission table above, the Fund paid Reaves the full amount of the brokerage commissions indicated in the table. For the period January 1, 2002 to December 31, 2002, 98.71% of the Fund's aggregate brokerage commissions were paid to Reaves. For the period January 1, 2002 to December 31, 2002, 96.70% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through Reaves.



FISCAL YEAR ENDED           BROKERAGE COMMISSIONS PAID TO REAVES($)
-------------------------------------------------------------------
10/31/00                                    673,402
12/31/00(1)                                  77,334
12/31/01                                    627,393
12/31/02                                    663,572


(1)  For the two-month fiscal period ended December 31, 2000.


With respect to the Value Fund only, because SWM Securities, Inc. ("SWM"), an affiliated company of the Subadvisor to the Value Fund, is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for SWM to effect any portfolio transactions for the Fund on an exchange, the commissions, fees, or other remuneration received by SWM must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows SWM to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the period January 1, 2002, to December 31, 2002, 0.01% of the Fund's aggregate brokerage commissions were paid to SWM. For the period January 1, 2002 to December 31, 2002, 0.01% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through SWM.



FISCAL YEAR ENDED             BROKERAGE COMMISSIONS PAID TO SWM($)
------------------------------------------------------------------
12/31/00                                    7,893
12/31/01                                    7,516
12/31/02                                    1,769

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.


REGULAR BROKER OR DEALER (OR PARENT) ISSUER                  VALUE OF SECURITIES OWNED AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                       $2,949,000 (Balanced)
J.P. Morgan Chase & Company                                           $1,092,000 (Balanced)
Morgan Stanley                                                        $1,086,000 (Balanced)
Goldman, Sachs & Company                                              $872,000 (Balanced)
State Street Corporation                                              $839,000 (Balanced)
Citigroup, Inc.                                                       $7,038,000 (Blue Chip)
Merrill Lynch and Company, Inc.                                       $5,078,000 (Blue Chip)
Goldman, Sachs & Company                                              $3,882,000 (Blue Chip)
Lehman Brothers, Inc.                                                 $1,488,000 (Discovery)
Citigroup, Inc.                                                       $665,000 (Discovery)
Citigroup, Inc.                                                       $5,261,000 (Dividend Income)
Morgan Stanley                                                        $2,754,000 (Dividend Income)
Merrill Lynch and Company, Inc.                                       $1,176,000 (Dividend Income)
Citigroup, Inc.                                                       $3,924,000 (Dow 30 Value)
Citigroup, Inc.                                                       $52,000 (Endeavor)
Lehman Brothers, Inc.                                                 $18,000 (Endeavor)
Lehman Brothers, Inc.                                                 $565,000 (Enterprise)
The Bear Stearns Companies, Inc.                                      $7,425,000 (Growth)
Lehman Brothers, Inc.                                                 $5,329,000 (Growth)
Morgan Stanley                                                        $3,992,000 (Growth)
Citigroup, Inc.                                                       $15,149,000 (Growth and Income)
Morgan Stanley                                                        $5,621,000 (Growth and Income)
Goldman, Sachs & Company                                              $4,508,000 (Growth and Income)
State Street Corporation                                              $4,290,000 (Growth and Income)
Citigroup, Inc.                                                       $176,000 (Large Cap Core)
Merrill Lynch and Company, Inc.                                       $99,000 (Large Cap Core)
Morgan Stanley                                                        $84,000 (Large Cap Core)
Goldman, Sachs & Company                                              $75,000 (Large Cap Core)
Citigroup, Inc.                                                       $6,158,000 (Large Cap Growth)
Goldman, Sachs & Company                                              $3,746,000 (Large Cap Growth)
Lehman Brothers, Inc.                                                 $3,197,000 (Large Cap Growth)
Merrill Lynch and Company, Inc.                                       $1,518,000 (Large Cap Growth)
Citigroup, Inc.                                                       $253,000 (Large Company Growth)
HSBC Securities, Inc.                                                 $875,000 (Overseas)
Citigroup, Inc.                                                       $35,000 (Strategic Value)
Merrill Lynch and Company, Inc.                                       $11,000 (Strategic Value)
Citigroup, Inc.                                                       $1,733,000 (Value)






The table below shows the following Funds' portfolio turnover rate for the last two fiscal periods.






FUND                             DECEMBER 31, 2002    DECEMBER 31, 2001
-----------------------------------------------------------------------
All Cap Value Fund                     107.7%(1)                -
Asia Pacific Fund                      158.9%               165.5%
Balanced Fund                          225.5%               234.1%
Blue Chip Fund                         214.0%               203.9%
Discovery Fund                         420.0%               501.7%
Dividend Income Fund                   114.1%                76.9%
Dow 30 Value Fund                      109.4%               110.6%
Endeavor Fund                          416.8%               391.8%(2)
Energy Fund                             53.8%                52.3%

FUND                             DECEMBER 31, 2002    DECEMBER 31, 2001
Enterprise Fund                        376.8%               629.8%
Growth Fund                            248.5%               399.8%
Growth 20 Fund                         460.8%               658.7%
Growth and Income Fund                 187.8%               171.9%
Large Cap Core Fund                    269.3%               196.4%
Large Cap Growth Fund                  443.2%               468.7%
Large Company Growth Fund               71.8%(3)                -
Mid Cap Disciplined Fund               430.7%               647.6%
Multi Cap Value Fund                    65.8%                18.1%(4)
Opportunity Fund                        70.9%                87.8%
Overseas Fund                           45.9%               169.2%
Small Company Value Fund               200.5%(1)                -
Strategic Value Fund                    56.9%(1)                -
Technology 100 Fund                     96.0%               558.1%
U.S. Emerging Growth Fund              171.5%               168.2%
Value Fund                             201.0%               151.3%



(1) For the nine-month fiscal period ended December 31, 2002.



(2) For the eight-month fiscal period ended December 31, 2001.



(3) For the three-month fiscal period ended December 31, 2002.



(4) For the three-month fiscal period ended December 31, 2001. For the 12-month fiscal period ended September 30, 2001, the portfolio turnover rate was 58.1%



For the fiscal year ended December 31, 2001, the Enterprise, Mid Cap Disciplined, Overseas, and Technology 100 Funds' portfolio turnover rate resulted from repositioning the Fund's portfolio in light of its investment objectives, policies, and the then prevailing market environment.


                                    CUSTODIAN


As custodian of each Funds' assets, except for the Asia Pacific Fund, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which its assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.



As custodian of the Asia Pacific Fund, Brown Brothers, 40 Water Street, Boston, MA 02109, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. In addition, the Fund, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which its assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decisions of the Fund.


                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend disbursing agent for the Fund. The Administrator is an affiliated company of the Advisor and Distributor. The Administrator is compensated as follows:



-------------------------------------------------------------------------------------------------------------------
SHARE CLASS                                                                  FEE(1)
-------------------------------------------------------------------------------------------------------------------
Investor Class shares                       $27.00 annual open account fee, $4.20 annual closed account fee.
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
SHARE CLASS                                                                  FEE(1)
--------------------------------------------------------------------------------------------------------------------------
Advisor Class shares                        0.20% of the average daily net asset value of all Advisor Class shares.
--------------------------------------------------------------------------------------------------------------------------
Institutional Class shares                  0.015% of the average daily net asset value of all Institutional Class shares.
--------------------------------------------------------------------------------------------------------------------------
Class C shares                              0.20% of the average daily net asset value of all Class C shares.
--------------------------------------------------------------------------------------------------------------------------
Class K shares                              0.20% of the average daily net asset value of all Class K shares.
--------------------------------------------------------------------------------------------------------------------------


(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.


The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services. From time to time, the Administrator may waive all or a portion of its transfer agent and dividend disbursing agent fee and may voluntarily absorb expenses for the Fund.



Note - the following table does not contain information on the Class C shares of the Growth Fund because this class of shares was not offered until December 26, 2002, or the Institutional Class shares of the Overseas Fund because this class of shares was not offered until December 31, 2002.



                                                               OUT-OF-POCKET  PRINTING/MAILING                 TOTAL COST AFTER
                  FUND                               FEE ($)    EXPENSES ($)    SERVICES ($)       WAIVER ($)     WAIVER ($)
-------------------------------------------------------------------------------------------------------------------------------
All Cap Value Fund - Investor Class(1)

12/31/02(2)                                             3,543          269           2,845            1,379            5,278

Asia Pacific Fund - Investor Class

10/31/00                                              264,499       17,297             858                0          282,654
12/31/00(3)                                            40,819        5,279               0                0           46,098
12/31/01                                              238,657        5,959          93,071           71,582          266,105
12/31/02                                              373,778       15,189          78,010                0          466,977

Balanced Fund - Investor Class

10/31/00                                              635,529        1,934         154,002                0          791,465
12/31/00(3)                                           104,929           66          23,952                0          128,947
12/31/01                                              831,503       17,996         170,430                0        1,019,929
12/31/02                                              812,475       47,101         152,341                0        1,011,917

Blue Chip Fund - Investor Class(4)

10/31/00                                            1,353,376      240,967         419,011                0        2,013,354
12/31/00(3)                                           256,991          552          72,991                0          330,534
12/31/01                                            1,671,997       53,527         484,173                0        2,209,697
12/31/02                                            1,634,844      103,750         344,812                0        2,083,406

Discovery Fund - Investor Class

12/31/00                                              497,160          142         144,321                0          641,623
12/31/01                                              515,255       13,125         128,387                0          656,767
12/31/02                                              524,144       33,620         114,945                0          672,709

Dividend Income Fund - Investor Class

10/31/00                                              399,037          659          94,919                0          494,615
12/31/00(3)                                            76,057            7          21,017                0           97,081
12/31/01                                              602,712       13,853         137,278                0          753,843
12/31/02                                              641,535       33,163         137,898                0          812,596

Dividend Income Fund - Class K(5)

12/31/02                                                  285          175           1,486            1,557              389

Dow 30 Value Fund - Investor Class

12/31/00                                              310,202        2,629         109,061                0          421,892
12/31/01                                              356,836        8,329          74,037                0          439,202
12/31/02                                              363,488       18,842          77,147                0          459,477

Endeavor Fund - Investor Class (6)

12/31/01(7)                                            14,225          651          16,111           18,664           12,323
12/31/02                                               27,639        1,634           6,115           21,502           13,886

Energy Fund - Investor Class

10/31/00                                               19,220        1,884           8,839            1,175           28,768
12/31/00(3)                                             6,113          503           1,421                0            8,037
12/31/01                                               69,172        2,761          16,966                0           88,899
12/31/02                                               86,007        5,242          24,234                0          115,483

Enterprise Fund - Class K(8)

12/31/02(9)                                             1,338           34              53                0            1,425

Enterprise Fund - Investor Class

12/31/00                                            2,023,507       28,008         616,583                0        2,668,098
12/31/01                                            2,267,780       64,762         611,527                0        2,944,069
12/31/02                                            2,090,903      140,134         483,743                0        2,714,780

Enterprise Fund - Advisor Class(10)

12/31/00(11)                                               18            0             613              577               54
12/31/01                                                1,353          596           3,755                0            5,704
12/31/02                                                2,565           38           1,553                0            4,156

Growth Fund - Investor Class

12/31/00                                            4,968,263        6,898       1,303,168                0        6,278,329

12/31/01                                            6,461,940      130,888       1,374,174                0        7,967,002
12/31/02                                            6,521,902      322,244       1,266,052                0        8,110,198

Growth Fund - Advisor Class(10)

12/31/00(11)                                              264           30           2,261                0            2,555
12/31/01                                               21,376          271          15,913                0           37,560
12/31/02                                               24,021          611           5,940                0           30,572

Growth Fund - Class K(8)

12/31/02(9)                                             1,355           28             298              610            1,071

Growth Fund - Institutional Class(10)

12/31/00(11)                                              764           45           1,197                0            2,006
12/31/01                                               44,321       14,309          16,457                0           75,087
12/31/02                                               18,596       30,973         140,937                0          190,506

Growth 20 Fund - Investor Class

12/31/00                                            1,213,327       12,094         368,716                0        1,594,137
12/31/01                                            1,794,747       47,108         454,106                0        2,295,961
12/31/02                                            1,557,891       96,503         340,509                0        1,994,903

Growth 20 Fund - Advisor Class(10)

12/31/00(11)                                              164            4           2,744                0            2,912
12/31/01                                               16,827           65          10,590                0           27,482
12/31/02                                               17,338          624           3,188                0           21,150

Growth and Income Fund - Investor Class

10/31/00                                            2,145,165       10,486         536,428                0        2,692,079
12/31/00(3)                                           381,541            0          62,705                0          444,246
12/31/01                                            3,238,237       64,435         657,314                0        3,959,986
12/31/02                                            3,564,493      148,080         596,864                0        4,309,437

Growth and Income Fund - Advisor Class(12)

10/31/00(13)                                              167            1              27                0              195
12/31/00(3)                                               120            1              21                0              142
12/31/01                                               20,206          180          12,051                0           32,437
12/31/02                                               25,738          707           2,284                0           28,729

Growth and Income Fund - Class K(5)

12/31/02                                               11,598          267           2,226            3,181           10,910

Growth and Income Fund - Institutional Class(12)

10/31/00(13)                                               33            1              50                0               84
12/31/00(3)                                                20            5               3                0               28
12/31/01                                                4,237          322           7,618                0           12,177
12/31/02                                                8,946        5,235          29,429                0           43,610

Large Cap Core Fund - Investor Class

12/31/00                                               21,559        2,245           6,879           10,215           20,468
12/31/01                                               30,471        1,450           9,225           30,126           11,020
12/31/02                                               33,181        2,470           9,913           19,712           25,852

Large Cap Growth Fund - Investor Class

10/31/00                                            1,842,370          622         535,115                0        2,378,107
12/31/00(3)                                           357,320            0          83,103                0          440,423
12/31/01                                            2,231,016       53,989         500,400                0        2,785,405
12/31/02                                            2,311,442      137,062         433,624                0        2,882,128

Large Company Growth Fund - Investor Class(14)

12/31/02(15)                                           14,243            0               0                0           14,243

Mid Cap Disciplined Fund - Investor Class

12/31/00                                               23,748        2,419           6,745              404           32,508
12/31/01                                              147,275        3,468          20,192                0          170,935
12/31/02                                              492,238       19,432          75,557                0          587,227

Multi Cap Value Fund - Investor Class

9/30/00                                             1,806,173            0         267,402                0        2,073,575
9/30/01                                             1,484,149       15,021         349,936                0        1,849,106
12/31/01(16)                                          311,275       11,007          41,954                0          364,236
12/31/02                                            1,268,930       69,501         305,057                0        1,643,488

Opportunity Fund - Investor Class

12/31/00                                            3,837,708          665         903,896                0        4,742,269
12/31/01                                            7,337,328      105,624       1,007,954                0        8,450,906
12/31/02                                            9,123,941      320,747       1,288,938                0       10,733,626

Opportunity Fund - Advisor Class(10)

12/31/00(11)                                              218            8             178                0              404
12/31/01                                               76,924          716          82,154                0          159,794
12/31/02                                              205,407        3,111          44,471                0          252,989

Opportunity Fund -Class K(8)

12/31/02(9)                                               225            0           8,502                0            8,727

Overseas Fund - Investor Class

10/31/00                                              141,780        4,195          43,136           11,925          177,186
12/31/00(3)                                            32,019          374          11,237                0           43,630
12/31/01                                              194,727        5,716          87,935           23,539          264,839
12/31/02                                              327,168       13,486          69,483           11,139          398,998

Small Company Value Fund - Investor Class (1)

12/31/02(2)                                            15,592        1,082           5,579              571           21,682

Strategic Value Fund - Investor Class (1)

12/31/02(2)                                             1,772          129           2,524            3,596              829

Technology 100 Fund - Investor Class

12/31/00                                              916,662       16,675         247,777                0        1,181,114
12/31/01                                            1,414,685       48,818         341,181                0        1,804,684
12/31/02                                            1,670,252      112,664         429,734            1,494        2,211,156

U.S. Emerging Growth Fund - Investor Class

12/31/00                                              203,442        4,090          51,948                0          259,480
12/31/01                                              347,135        9,620          86,253                0          443,008
12/31/02                                              483,937       20,361          72,254                0          576,552

Value Fund - Investor Class

12/31/00                                              119,009        1,303          61,402                0          181,714
12/31/01                                              138,885        4,369          74,572                0          217,826
12/31/02                                              151,922        9,895          89,074                0          250,891



(1) Commenced operations on March 28, 2002.



(2) For the nine-month fiscal period ended December 31, 2002.



(3) For the two-month fiscal period ended December 31, 2000.






(4) These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into the Investor Class shares on December 27, 2001.






(5) First offered on December 31, 2001.



(6) Commenced operations on April 6, 2001.



(7) For the eight-month fiscal period ended December 31, 2001.



(8) First offered on August 30, 2002.



(9) For the four-month fiscal period ended December 31, 2002.



(10) First offered on February 24, 2000.



(11) For the ten-month fiscal period ended December 31, 2000.



(12) First offered on February 29, 2000.



(13) For the eight-month fiscal period ended October 31, 2000.



(14) While the Fund's predecessor, the Rockhaven Premier Dividend Fund, commenced operations on November 3, 1997, because the Fund commenced operations on September 16, 2002, it did not previously pay any transfer agent fees or expenses.



(15) For the three-month fiscal period ended December 31, 2002.



(16) For the three-month fiscal period ended December 31, 2001.

                                      TAXES

GENERAL


The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders and does not address special tax rules applicable to certain classes of investors. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.



In order to qualify for treatment as a RIC under the IRC, the Fund must: (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement");
(2) diversify its assets so that at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government securities or the securities of other RICs) of (1) any one issuer or (2) two or more issuers controlled by the RIC and engaged in the same or similar trades or businesses or related trades or businesses. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.



If the Fund qualifies as a RIC for the taxable year and distributes to its shareholders the sum of at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) and 90% of its net tax-exempt income ("Distribution Requirement"), then the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income and "net capital gain" (which is defined as the excess of realized net long-term capital gain over realized net short-term capital loss) it distributes to shareholders.



Each calendar year, the Fund must distribute dividends in an amount at least equal to the sum of (a) 98% of its income for the calendar year, (b) 98% of its capital gain net income for the one-year period ending October 31, and (c) 100% of the ordinary income and capital gain net income not previously distributed to avoid the 4% nondeductible excise tax. The Fund intends to make the required distributions, but does not provide assurance that it will do so.


If Fund shares are sold at a loss after being held for 6 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on the prior December 31.



If the Fund is considered a personal holding company it will be subject to special tax rules.

All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of these shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of this sales charge will increase the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.



CAPITAL LOSS CARRYOVERS






For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When a Fund has a capital loss carryover, it generally does not make capital gains distributions until the loss has been offset or expired. As of December 31, 2002, the Funds in the table below anticipated the following capital loss carryovers:



FUND                        CAPITAL LOSS CARRYOVER ($)       EXPIRATION DATE
----                        --------------------------       ---------------
All Cap Value Fund                $      153,782                            2010
Asia Pacific Fund                 $   15,896,056         2005, 2007, 2008 & 2010
Balanced Fund                     $   42,429,872                       2008,2010
Blue Chip Fund                    $  148,316,882                       2008,2010
Discovery Fund                    $   10,213,054                       2009-2010
Dividend Income Fund              $   10,126,939                            2010
Dow 30 Value Fund                 $    8,786,275                       2006-2010
Endeavor Fund                     $    2,282,631                       2009-2010
Energy Fund                       $    3,625,802         various years 2004-2010
Enterprise Fund                   $  359,801,272                       2008-2010
Growth 20 Fund                    $  400,383,836                       2009-2010
Growth Fund                       $1,022,686,238                 2005, 2009-2010
Growth and Income Fund            $  235,596,155                       2008,2010
Large Cap Core Fund               $      763,266                       2008-2010
Large Cap Growth Fund             $  529,198,023                      2008, 2010
Large Company Growth Fund         $    9,760,514                       2009-2010
Mid Cap Disciplined Fund          $   21,451,108                            2010
Multi Cap Value Fund              $   63,598,979                       2005,2010
Opportunity Fund                  $  340,249,433                            2010
Overseas Fund                     $   28,274,082         2005, 2007, 2008, &2010
Small Company Value Fund          $      330,648                            2010
Strategic Value Fund              $       52,059                            2010
Technology 100 Fund               $  229,239,771                       2007-2010
U.S. Emerging Growth Fund         $   66,963,119                       2008-2010
Value Fund                        $    1,349,851                            2010


DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.


For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256

Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.


The following section applies to each Fund, except the Dow 30 Value Fund.

FOREIGN TRANSACTIONS


Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. If the Fund makes this election, each shareholder would (1) be required to include in gross income, the shareholder's proportionate share of those taxes paid by the RIC, and (2) be allowed to either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).


The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. These gains will be treated as ordinary income.


PASS-THROUGH INCOME TAX EXEMPTION


Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. Government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. Government securities.

PURCHASES IN KIND


Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.


USE OF TAX-LOT ACCOUNTING


When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carryover position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carryover position.





ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.


                        DETERMINATION OF NET ASSET VALUE


Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds), plus applicable sales charges. If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each class of shares of the Fund is normally determined as of 3:00 p.m., Central Time, each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m., Central Time, or if an emergency exists. The NAV of each class of shares of the Fund is calculated by taking the fair value of the Fund's total assets attributable to that class, subtracting all of the Fund's liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board.



Equity securities are valued at the last sales price on the Nasdaq or, if not traded on the Nasdaq, at the last sales price on the national securities exchange on which such securities are primarily traded. Securities traded on Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will be valued based on market quotations.

The following paragraph applies to each Fund, except the Dow 30 Value Fund.


Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board.



Debt securities are valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, ask or bid prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of the Fund. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Advisor determines that the fair value of such securities is their amortized cost under the supervision of the Fund's Board. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.


                       ADDITIONAL SHAREHOLDER INFORMATION

ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS


The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT


When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund or redeem shares of the Strong Money Market Fund, at the next NAV calculated after we accept your order to do so, and return the proceeds to you, we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.


DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.



FEDERAL RESERVE SYSTEM



The Fund may not accept transactions involving the federal reserve system, such as wire and Payroll Direct Deposit transactions, placed on days the federal reserve system is closed. These transactions may be accepted the next business day the federal reserve system is open. Redemptions involving the federal reserve system, such as redemptions by wire, may also be delayed when the federal reserve system is closed.


FEE WAIVERS


The Fund, the Advisor, and/or the Administrator may waive some or all fees in certain conditions where the application of the fee would not serve its purpose.


FINANCIAL INTERMEDIARIES


If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.


FUND REDEMPTIONS


Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, facsimile, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days or longer. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on your account.


MOVING ACCOUNT OPTIONS AND INFORMATION


When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express Purchase(SM), and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and Social Security number, will be copied from the existing account to the new account.


PROMOTIONAL ITEMS


From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or

Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging, paid for by the Advisor and/or its affiliates. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.


REDEMPTION IN KIND


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.



Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.


RETIREMENT PLANS


TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred traditional IRA. The Strong Funds offer a prototype plan for you to establish your own traditional IRA. For the years 2003 and 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of your earned income each year to your traditional IRA (or up to $6,000 or 100% of earned income between your traditional IRA and your non-working spouse's traditional IRA, but no more than $3,000 in one account). Beginning in year 2005, the maximum annual contribution limit for traditional IRA contributions will increase from the current maximum of $3,000 to:


-    $4,000 in years 2005 through 2007

-    $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500. Under certain circumstances, your contribution will be deductible.


Also, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:



-    $500 for years 2003 through 2005


-    $1,000 for 2006 and each year thereafter.


ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). For the years 2003 and 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of earned income each year into a Roth IRA. Beginning in year 2005, your maximum annual contribution limit for Roth IRA contributions will increase from the current $3,000 up to:


-    $4,000 in years 2005 through 2007

-    $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500.


If you also maintain a traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free.



If your modified AGI is $100,000 or less, you can convert your traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.



If you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:



-    $500 for years 2003 through 2005


-    $1,000 for 2006 and each year thereafter.


COVERDELL EDUCATION SAVINGS ACCOUNTS: Taxpayers may contribute up to $2,000 per year into a Coverdell Education Savings Account for the benefit of a child under age 18. Total contributions to any one child cannot exceed the annual contribution limit. The contributor must have modified AGI under $110,000 (single) or $220,000 (joint) to contribute to a Coverdell Education Savings Account. Allowed contributions begin to phase-out at $95,000 (single) or $190,000 (joint). Corporations and non-profit entities may make Coverdell Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Coverdell Education Savings Account to pay qualified higher education expenses are federally tax free. Qualified education expenses will include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional 10% penalty.


DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.


SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): A SEP IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.



SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP IRA): A SAR SEP IRA plan is a type of SEP IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP IRA plans (since December 31, 1996). However, employers with SAR SEP IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.



SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA): A SIMPLE IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $8,000, for the year 2003, on a pre-tax basis, to a SIMPLE-IRA account. The SIMPLE IRA deferral limit will increase as follows:





$9,000 in 2004


$10,000 in 2005



These annual deferral limits are indexed for inflation in $500 increments beginning in 2006. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred. If you have reached age 50 before the end of the plan year, you may make "catch-up" contributions to your SIMPLE IRA. The catch-up limits for a SIMPLE IRA are as follows:

$1,000 for 2003
$1,500 for 2004
$2,000 for 2005


$2,500 for 2006 and thereafter


The catch-up limit is indexed for inflation in $500 increments in 2007 and thereafter.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(k) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

Please note, all contribution limits and other information presented in this section describe the provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.

RIGHT OF SET-OFF


To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.


SHARES IN CERTIFICATE FORM

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES


The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include, but are not limited to, requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and creating a duplicate record of electronic transactions.


                                  ORGANIZATION


The Fund is a "series" of common stock of a Corporation, as described in the chart below:



                                                      Incorporation         Date Series    Date Class        Authorized      Par
Corporation                                               Date                Created        Created           Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Strong Asia Pacific Fund, Inc.                           12/28/90                                            Indefinite    .00001
    - Strong Asia Pacific Fund                                               12/28/90                        Indefinite    .00001
         -Investor Class(1)                                                                 12/28/90         Indefinite    .00001
Strong Balanced Fund, Inc.(2)                            09/03/81                                            Indefinite       .01
    - Strong Balanced Fund                                                   09/03/81                        Indefinite       .01
         -Investor Class(1)                                                                 09/03/81         Indefinite       .01

                                                      Incorporation         Date Series    Date Class        Authorized      Par
Corporation                                               Date                Created        Created           Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Strong Conservative Equity Funds, Inc.(3)                12/28/90                                            Indefinite    .00001
   - Strong Advisor U.S. Value Fund(4)                                       10/27/95                        Indefinite     00001
         -Class A                                                                           11/30/00         Indefinite    .00001
         -Class B                                                                           11/30/00         Indefinite    .00001
         -Class C                                                                           11/30/00         Indefinite    .00001
         -Class K                                                                           12/27/01         Indefinite    .00001
         -Class Z(7)                                                                        10/27/95         Indefinite    .00001
   - Strong Blue Chip Fund(8)                                                06/25/97                        Indefinite    .00001
         -Investor Class(7)                                                                 06/25/97         Indefinite    .00001
   - Strong Dividend Income Fund(8)                                          12/28/90                        Indefinite    .00001
         -Investor Class(9)                                                                 12/28/90         Indefinite    .00001
         -Class K                                                                           12/27/01         Indefinite    .00001
   - Strong Energy Fund(10)                                                  08/14/97                        Indefinite    .00001
         -Investor Class(1)                                                                 08/14/97         Indefinite    .00001
   - Strong Growth and Income Fund                                           10/27/95                        Indefinite    .00001
         -Investor Class(11)                                                                10/27/95         Indefinite    .00001
         -Advisor Class                                                                     02/22/00         Indefinite    .00001
         -Institutional Class                                                               02/22/00         Indefinite    .00001
         -Class K                                                                           12/27/01         Indefinite    .00001
Strong Discovery Fund, Inc.                               9/24/87                                            Indefinite      .001
    - Strong Discovery Fund                                                   9/24/87                        Indefinite      .001
         -Investor Class(12)                                                                 9/24/87         Indefinite      .001
Strong Equity Funds, Inc.(13)                            12/28/90                                            Indefinite    .00001
   - Strong Advisor Large Company Core Fund(14)                                8/2/02                        Indefinite    .00001
         -Class A(21)                                                                        08/2/02         Indefinite    .00001
         -Class B                                                                            08/2/02         Indefinite    .00001
         -Class C                                                                            08/2/02         Indefinite    .00001
         -Class K                                                                            08/2/02         Indefinite    .00001
   - Strong Advisor Mid Cap Growth Fund(14)                                  10/28/96                        Indefinite    .00001
         -Class A(21)                                                                       11/30/00         Indefinite    .00001
         -Class B                                                                           11/30/00         Indefinite    .00001
         -Class C                                                                           11/30/00         Indefinite    .00001
         -Class Z(15)                                                                       10/28/96         Indefinite    .00001
   - Strong Advisor Small Cap Value Fund (14)                                12/10/97                        Indefinite    .00001
         -Class A(21)                                                                       11/30/00         Indefinite    .00001
         -Class B                                                                           11/30/00         Indefinite    .00001
         -Class C                                                                           11/30/00         Indefinite    .00001
         -Class Z(15)                                                                       12/10/97         Indefinite    .00001
   - Strong Advisor Utilities and Energy Fund (14)                            7/22/02                        Indefinite    .00001
         -Class A(21)                                                                        7/22/02         Indefinite    .00001
         -Class B                                                                            7/22/02         Indefinite    .00001
         -Class C                                                                            7/22/02         Indefinite    .00001
   - Strong Dow 30 Value Fund                                                12/10/97                        Indefinite    .00001
         -Investor Class(9)                                                                 12/10/97         Indefinite    .00001
   - Strong Enterprise Fund                                                   9/15/98                        Indefinite    .00001
         -Investor Class(16)                                                                 9/15/98         Indefinite    .00001
         -Advisor Class                                                                      2/17/00         Indefinite    .00001
         -Class K                                                                             8/2/02         Indefinite    .00001
   - Strong Growth Fund                                                      12/28/90                        Indefinite    .00001
         -Investor Class(16)                                                                12/28/90         Indefinite    .00001
         -Advisor Class                                                                      2/17/00         Indefinite    .00001
         -Institutional Class                                                                2/17/00         Indefinite    .00001

                                                      Incorporation         Date Series    Date Class        Authorized      Par
Corporation                                               Date                Created        Created           Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
         -Class C                                                                           12/06/02         Indefinite    .00001
         -Class K                                                                             8/2/02         Indefinite    .00001
   - Strong Growth 20 Fund                                                    6/04/97                        Indefinite    .00001
         -Investor Class(16)                                                                 6/04/97         Indefinite    .00001
         -Advisor Class                                                                      2/17/00         Indefinite    .00001
   - Strong Index 500 Fund(14)                                                4/08/97                        Indefinite    .00001
         -Investor Class(9)                                                                  4/08/97         Indefinite    .00001
   - Strong Large Cap Core Fund(17)                                            5/4/98                        Indefinite    .00001
         -Investor Class(9)                                                                   5/4/98         Indefinite    .00001
   - Strong Large Company Growth Fund                                          8/2/02                        Indefinite    .00001
         -Investor Class(22)                                                                  8/2/02         Indefinite    .00001
   - Strong Mid Cap Disciplined Fund                                         12/15/98                        Indefinite    .00001
         -Investor Class(9)                                                                 12/15/98         Indefinite    .00001
   -Strong Technology 100 Fund                                               12/14/99                        Indefinite    .00001
         -Investor Class(9)                                                                 12/14/99         Indefinite    .00001
   -Strong U.S. Emerging Growth Fund                                         12/15/98                        Indefinite    .00001
         -Investor Class(9)                                                                 12/15/98         Indefinite    .00001
   - Strong Value Fund                                                       11/01/95                        Indefinite    .00001
         -Investor Class(9)                                                                 11/01/95         Indefinite    .00001
Strong Equity Funds II, Inc.                            2/9/01(20)                                           Indefinite    .00001
   - Strong All Cap Value Fund                                                3/14/02                        Indefinite    .00001
            -Investor Class                                                                  3/14/02         Indefinite    .00001
   - Strong Multi Cap Value Fund(19)                                           6/1/01                        Indefinite    .00001
            -Investor Class                                                                   6/1/01         Indefinite    .00001
   - Strong Small Company Value Fund                                          3/14/02                        Indefinite    .00001
            -Investor Class                                                                  3/14/02         Indefinite    .00001
   - Strong Strategic Value Fund                                              3/14/02                        Indefinite    .00001
            -Investor Class                                                                  3/14/02         Indefinite    .00001
Strong International Equity Funds, Inc.(20)              12/28/90                                            Indefinite    .00001
    - Strong Advisor International Core Fund                                  9/17/01                        Indefinite    .00001
         -Class A(21)                                                                        9/17/01         Indefinite    .00001
         -Class B                                                                            9/17/01         Indefinite    .00001
         -Class C                                                                            9/17/01         Indefinite    .00001
   - Strong Overseas Fund                                                     5/22/98                        Indefinite    .00001
         -Investor Class                                                                     5/22/98         Indefinite    .00001
         -Institutional Class                                                               12/06/02         Indefinite    .00001
Strong Large Cap Growth Fund, Inc.(20)                    9/03/81                                            Indefinite       .01
   -Strong Large Cap Growth Fund                                              9/03/81                        Indefinite       .01
         -Investor Class(1)                                                                  9/03/81         Indefinite       .01
Strong Opportunity Fund, Inc.                             7/05/83                                            Indefinite       .01
    - Strong Advisor Select Fund(14)                                         12/15/00                        Indefinite       .01
         -Class A(21)                                                                       12/15/00         Indefinite       .01
         -Class B                                                                           12/15/00         Indefinite       .01
         -Class C                                                                           12/15/00         Indefinite       .01
    - Strong Advisor U.S. Small/Mid Cap Growth Fund                           3/14/02                        Indefinite       .01
         -Class A(21)                                                                        3/14/02         Indefinite       .01
         -Class B                                                                            3/14/02         Indefinite       .01
         -Class C                                                                            3/14/02         Indefinite       .01
   -Strong Endeavor Fund                                                     03/15/01                        Indefinite       .01
         -Investor Class                                                                    03/15/01         Indefinite       .01
   - Strong Opportunity Fund                                                  7/05/83                        Indefinite       .01
         -Investor Class(16)                                                                 7/05/83         Indefinite       .01

                                                      Incorporation         Date Series    Date Class        Authorized      Par
Corporation                                               Date                Created        Created           Shares     Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
         -Advisor Class                                                                      2/17/00         Indefinite       .01
         -Class K                                                                             8/2/02         Indefinite       .01


(1) Prior to April 9, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.

(2) Prior to June 23, 2000, the Corporation's name was Strong Asset Allocation Fund, Inc.








(5) Prior to November 30, 2000, the Class Z shares of the Fund were designated as shares of common stock of the Fund.



(6) Prior to May 1, 2001, the Fund's name was Strong Blue Chip 100 Fund.



(7) Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund. The former Advisor Class shares of the Fund were redesignated as and converted into the Investor Class shares on December 27, 2001.



(8) Prior to December 7, 2001, the Fund's name was Strong American Utilities
Fund.



(9) Prior to May 1, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.



(10) Prior to March 1, 2001, the Fund's name was Strong Limited Resources Fund.



(11) Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.



(12) Prior to November 15, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.



(13) Prior to November 1, 1995, the Corporation's name was Strong Growth Fund, Inc.



(14) Described in a different SAI. Prior to November 30, 2000, the Strong Advisor Mid Cap Growth Fund's name was Strong Mid Cap Growth Fund and the Strong Advisor Small Cap Value Fund's name was Strong Small Cap Value Fund.



(15) Prior to November 30, 2000, the Class Z shares were designated as Investor Class shares of the Fund.



(16) Prior to February 17, 2000, the Investor Class shares were designated as common stock of the Fund.



(17) Prior to May 1, 2001, the Strong Large Cap Core Fund's name was the Strong Strategic Growth Fund.



(18) Although the Corporation was incorporated on February 9, 2001, it did not succeed to the operations of the Strong Multi Cap Value Fund, Inc. (f/k/a Strong Schafer Value Fund, Inc.), which was incorporated under the laws of the State of Maryland on August 12, 1985 and commenced operations on October 22, 1985 (the "Predecessor Fund") until June 1, 2001.



(19) The Fund is the successor to the Predecessor Fund. Prior to January 10, 1996, the Fund was known as Schafer Value Fund, Inc. Any reference herein to the Strong Multi Cap Value Fund, including any financial information and performance data relating to the period prior to June 1, 2001, reflects the Fund as constituted prior to the commencement of operations as a series of a Wisconsin corporation.



(20) Prior to May 1, 2000, the Corporation's name was Strong Total Return Fund, Inc.



(21) The former Class L shares were redesignated and converted into Class A shares on December 27, 2001.



(22) The Large Company Growth Fund was created to acquire all of the assets and assume all of the liabilities of the Rockhaven Premier Dividend Fund. This acquisition, which involved the issuance of Investor Class shares of the Fund to the shareholders of the Rockhaven Premier Dividend Fund in exchange for the Rockhaven Premier Dividend Fund's assets and liabilities, was effected on September 16, 2002. Accordingly, the Fund is the successor to the Rockhaven Premier Dividend Fund, which commenced operations on November 3, 1997.



The Strong Asia Pacific Fund is a diversified series of Strong Asia Pacific Fund, Inc., which is an open-end management investment company. The Strong Balanced Fund is a diversified series of Strong Balanced Fund, Inc., which is an open-end management investment company. The Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund, and Strong Growth and Income Fund, are diversified series of Strong Conservative Equity Funds, Inc., which is an open-end management investment company. The Strong Discovery Fund is a diversified series of Strong Discovery Fund, Inc., which is an open-end management investment company. The Strong Enterprise Fund, Strong Growth Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund are diversified series of Strong Equity Funds, Inc., which is an open-end management investment company. The Strong Dow 30 Value Fund and Strong Growth 20 Fund are nondiversified series of Strong Equity Funds, Inc. The Strong All Cap Value Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, and Strong Strategic Value Fund are diversified series of Strong Equity Funds II, Inc., which is an open-end management investment company. The Strong Overseas Fund is a diversified series of Strong International Equity Funds, Inc., which is an open-end management investment company. The Strong Large Cap Growth Fund is a diversified series of Strong Large Cap Growth Fund, Inc., which is an open-end management investment company. The Strong Endeavor Fund and Strong Opportunity Fund are diversified series of Strong Opportunity Fund, Inc., which is an open-end management investment company.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.


                              SHAREHOLDER MEETINGS


Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.



The Fund's Bylaws allow for a Director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the Director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.


                             PERFORMANCE INFORMATION


The Fund may advertise a variety of types of performance information (before and after taxes) as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor and/or Administrator may agree to waive or reduce its fee and/or to absorb certain operating expenses for the Fund. Waivers of fees and absorption of expenses will have the effect of increasing the Fund's performance.


A multiple class Fund will separately calculate performance information for each class of shares. The performance figures for each class of shares will vary based on differences in their expense ratios.





Performance figures for the Institutional Class shares of the Growth Fund and Growth and Income Fund include the historical performance of the Fund's Investor Class shares prior to February 24, 2000 and February 29, 2000, respectively. Performance figures for the Advisor Class shares of the Enterprise Fund, Growth Fund, Growth 20 Fund, Opportunity Fund, and the Growth and Income Fund are based on the performance of the Fund's Investor Class shares prior to February 24, 2000 and February 29, 2000, respectively, which has been recalculated to reflect the additional expenses of the Advisor Class shares. Performance figures for the Class C shares of the Growth Fund are based on the performance of the Fund's Investor Class shares prior to December 26, 2002, which has been recalculated to reflect the additional expenses of the Class C shares. Performance figures for the Class K shares of the Growth and Income Fund include the performance of the Fund's Investor Class shares prior to December 31, 2001. Performance figures for the Investor Class and Class K shares of Dividend Income Fund are based on the performance of the Fund under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies) prior to December 8, 2001. Performance figures for the Class K shares of the Dividend Income Fund include the performance of the Fund's Investor Class shares prior to December 31, 2001. Performance figures for the Class K shares of the Enterprise Fund, Growth Fund, and Opportunity Fund include the performance of the Fund's Investor Class shares prior to August 30, 2002. Performance figures for the Institutional Class shares of the Overseas Fund include the performance of the Fund's Investor Class shares prior to December 31, 2002. The performance figures for each class of shares will vary based on differences in their expense ratios.






From time to time, the Growth 20, Large Cap Core, Mid Cap Disciplined, Overseas, Technology 100, and U.S. Emerging Growth Funds' performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.


DISTRIBUTION RATE


The distribution rate (before and after taxes) for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.


AVERAGE ANNUAL TOTAL RETURN


The Fund's average annual total return information (before and after taxes) is calculated according to formulas prescribed by the SEC. According to those formulas, average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by the Fund during the period were reinvested in shares of the Fund when paid.



Before tax average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:



P(1+T)(n)=ERV



Where:        P = a hypothetical initial payment of $1,000
              T= average annual total return
              n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period



The Fund's after tax average annual total return information may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by the Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.



Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



P(1+T)(n)=ATV(D)



Where:        P = a hypothetical initial payment of $1,000
              T= average annual total return (after taxes on distributions) n = number of years
              ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions, but not on redemption

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:



P(1+T)(n)=ATV(DR)



Where:            P = a hypothetical initial payment of $1,000
                  T= average annual total return (after taxes on distributions and redemption) n = number of years
                  ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption


TOTAL RETURN


Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.



The Fund may also use after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect for each of these categories. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not reflected.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.



Total return for the oldest class of the Fund reflects actual performance for all periods. For other classes, total returns before inception reflect the oldest class performance, adjusted for sales charges and higher expenses, if any, among the classes.


CUMULATIVE TOTAL RETURN


Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges and redemption fees, if any.






                                  TOTAL RETURN



For purposes of the tables below, the ending value is calculated based on an initial investment of $10,000 and was then used to calculate the cumulative total return.

ALL CAP VALUE FUND

INVESTOR CLASS


-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $ 7,580         -24.20%         N/A           N/A                       N/A
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on March 28, 2002.

ASIA PACIFIC FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 9,222          -7.78%        -7.78%        -8.02%                    -4.77%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 9,662          -3.38%        -0.69%        -1.51%                    -0.84%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $ 6,831         -31.69%        -4.15%        -4.93%                    -3.45%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1993.

BALANCED FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,735         -12.65%       -12.65%       -13.47%                    -7.74%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $10,201           2.01%         0.40%        -1.06%                    -0.07%
-------------------------------------------------------------------------------------------------------------------------------
Ten Years                  $10,000         $18,080          80.80%         6.10%         3.34%                     3.74%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $82,847         728.47%        10.59%         7.55%                     7.56%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 30, 1981.
















BLUE CHIP FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $6,974          -30.26%       -30.26%       -30.26%                    -18.58%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $8,473          -15.27%        -3.26%        -3.55%                     -2.46%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $9,211           -7.89%        -1.48%        -1.77%                     -1.08%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on June 30, 1997.

DISCOVERY FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,788         -12.12%        -12.12%      -12.57%                  -6.90%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $10,726           7.26%          1.41%        0.34%                   1.01%
-------------------------------------------------------------------------------------------------------------------------------
Ten Years                  $10,000         $18,752          87.52%          6.49%        3.92%                   4.19%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $48,078         380.78%         11.04%        8.26%                   8.16%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1987.




DIVIDEND INCOME FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,023         -19.77%       -19.77%       -20.39%                    -11.77%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $10,981           9.81%         1.89%         0.22%                      1.27%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $21,159         111.59%         8.21%         6.20%                      6.12%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on July 1, 1993.

CLASS K(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,058         -19.42%        -19.42%      -20.54%                    -11.55%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $11,028          10.28%          1.98%        0.18%                      1.28%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $21,250         112.50%          8.26%        6.18%                      6.13%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on December 31, 2001.

(2) Commenced operations on July 1, 1993.




DOW 30 VALUE FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,393         -16.07%        -16.07%      -16.35%                  -9.86%
-------------------------------------------------------------------------------------------------------------------------------
Five Years/
Life of Fund(1)            $10,000         $10,747           7.47%          1.45%        1.15%                   1.03%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1997.

ENDEAVOR FUND

INVESTOR CLASS

-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $7,072          -29.28%       -29.28%       -29.28%                 -17.98%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $7,030          -29.70%       -18.36%       -18.36%                 -14.46%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on April 6, 2001.

ENERGY FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,947         -10.53%        -10.53%      -10.53%                  -6.47%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $10,423           4.23%          0.83%        0.82%                   0.66%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $ 9,700          -3.00%         -0.58%       -0.59%                  -0.47%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on September 30, 1997.

ENTERPRISE FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,182         -28.18%        -28.18%      -28.18%                 -17.31%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $16,702          67.02%         12.82%       12.34%                  10.51%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on September 30, 1998.

ADVISOR CLASS(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,196         -28.04%        -28.04%      -28.04%                 -17.22%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $16,587          65.87%         12.64%       12.15%                  10.35%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on February 24, 2000.


(2) Commenced operations on September 30, 1998.


CLASS K(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,200         -28.00%        -28.00%      -28.00%                 -17.19%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $16,744          67.44%         12.89%       12.40%                  10.57%
-------------------------------------------------------------------------------------------------------------------------------

(1) First offered on August 30, 2002.


(2) Commenced operations on September 30, 1998.


GROWTH FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,472         -25.28%        -25.28%      -25.28%                 -15.52%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 9,891          -1.09%         -0.22%       -1.97%                   0.09%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $23,271         132.71%          9.84%        7.68%                   7.95%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1993.

ADVISOR CLASS(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,474         -25.26%        -25.26%      -25.26%                 -15.51%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 9,780          -2.20%         -0.44%       -2.19%                  -0.08%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $22,735         127.35%          9.56%        7.40%                   7.71%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on February 24, 2000.

(2) Commenced operations on December 31, 1993.

INSTITUTIONAL CLASS(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,527         -24.73%        -24.73%      -24.73%                 -15.19%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $10,086           0.86%          0.17%       -1.58%                   0.38%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $23,731         137.31%         10.08%        7.92%                   8.13%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on February 24, 2000.

(2) Commenced operations on December 31, 1993.

CLASS C(1)


-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,308         -26.92%        -26.92%      -26.92%                 -16.53%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 9,350          -6.50%         -1.34%       -3.07%                  -0.76%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $20,964         109.64%          8.57%        6.44%                   6.88%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on December 26, 2002.

(2) Commenced operations on December 31, 1993.

CLASS K(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,517         -24.83%       -24.83%       -24.83%                 -15.25%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 9,951          -0.49%        -0.10%        -1.85%                   0.18%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $23,412         134.12%         9.91%         7.75%                   8.01%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on August 30, 2002.

(2) Commenced operations on December 31, 1993.

GROWTH 20 FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 6,913         -30.87%        -30.87%      -30.87%                 -18.95%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $10,398           3.98%          0.78%       -0.30%                   0.57%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $11,840          18.40%          3.12%        2.05%                   2.44%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on June 30, 1997.

ADVISOR CLASS(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 6,937         -30.63%        -30.63%      -30.63%                 -18.81%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $10,343           3.43%          0.68%       -0.41%                   0.48%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $11,761          17.61%          2.99%        1.93%                   2.34%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on February 24, 2000.

(2) Commenced operations on June 30, 1997.

GROWTH AND INCOME FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,817         -21.83%        -21.83%      -21.84%                 -13.40%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 9,859          -1.41%         -0.28%       -0.34%                  -0.20%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $16,957          69.57%          7.83%        7.46%                   6.37%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 29, 1995.

ADVISOR CLASS(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,833         -21.67%        -21.67%      -21.77%                 -13.30%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 9,790          -2.10%         -0.42%       -0.51%                  -0.33%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $16,755          67.55%          7.65%        7.26%                   6.20%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on February 29, 2000.

(2) Commenced operations on December 29, 1995.

INSTITUTIONAL CLASS(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,878         -21.22%        -21.22%      -21.64%                 -13.02%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $10,039           0.39%          0.08%       -0.09%                   0.04%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $17,265          72.65%          8.11%        7.66%                   6.56%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on February 29, 2000.

(2) Commenced operations on December 29, 1995.

CLASS K(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,853         -21.47%        -21.47%      -21.81%                 -13.18%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 9,904          -0.96%         -0.19%       -0.34%                  -0.17%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $17,034          70.34%          7.90%        7.47%                   6.39%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on December 31, 2001.

(2) Commenced operations on December 29, 1995.
















LARGE CAP CORE FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,312         -26.88%        -26.88%      -26.88%                 -16.51%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $ 8,579         -14.21%         -3.34%       -3.85%                  -2.77%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on June 30, 1998.

LARGE CAP GROWTH FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,011         -29.89%        -29.89%      -29.89%                 -18.35%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 8,673         -13.27%         -2.81%       -4.64%                  -1.86%
-------------------------------------------------------------------------------------------------------------------------------
Ten Years                  $10,000         $18,855          88.55%          6.55%        3.71%                   4.81%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $92,096         820.96%         11.15%        8.04%                   8.37%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 30, 1981.


LARGE COMPANY GROWTH FUND(1)



INVESTOR CLASS



-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,111         -18.89%        -18.89%      -19.62%                 -11.56%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $13,462          34.62%          6.13%        4.39%                   4.37%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $13,605          36.05%          6.15%        4.44%                   4.39%
-------------------------------------------------------------------------------------------------------------------------------



(1) Performance information does not reflect the Rockhaven Premier Dividend Fund's maximum initial sales charge of 5.75%, which was charged between September 17, 1999 and September 13, 2002. If it did, returns would be lower than those shown.



(2) The Fund's performance prior to September 16, 2002, is based on the performance of its predecessor, the Rockhaven Premier Dividend Fund, which commenced operations on November 3, 1997.


MID CAP DISCIPLINED FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,822         -11.78%        -11.78%      -12.90%                  -7.20%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $16,465          64.65%         13.28%       12.18%                  10.41%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1998.

MULTI CAP VALUE FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,629         -23.71%        -23.71%      -23.71%                 -14.56%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $ 6,388         -36.12%         -8.57%       -8.70%                  -6.64%
-------------------------------------------------------------------------------------------------------------------------------
Ten Years                  $10,000         $16,195          61.95%          4.94%        4.18%                   3.78%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $42,465         324.65%          8.78%        7.37%                   6.90%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on October 22, 1985

OPPORTUNITY FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,305         -26.95%        -26.95%      -26.95%                 -16.55%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $11,631          16.31%          3.07%        1.07%                   2.39%
-------------------------------------------------------------------------------------------------------------------------------
Ten Years                  $10,000         $26,992         169.92%         10.44%        7.88%                   8.03%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $91,370         813.70%         13.90%       11.71%                  11.47%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1985.

ADVISOR CLASS (1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,289         -27.11%        -27.11%      -27.11%                 -16.64%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $11,463          14.63%          2.77%        0.75%                   2.15%
-------------------------------------------------------------------------------------------------------------------------------
Ten Years                  $10,000         $26,194         161.94%         10.11%        7.54%                   7.75%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $86,774         767.74%         13.55%       11.36%                  11.15%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on February 24, 2000.

(2) Commenced operations on December 31, 1985.

CLASS K(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 7,312         -26.88%        -26.88%      -26.88%                 -16.50%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $11,643          16.43%          3.09%        1.10%                   2.41%
-------------------------------------------------------------------------------------------------------------------------------
Ten Years                  $10,000         $27,020         170.20%         10.45%        7.89%                   8.04%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $91,465         814.65%         13.91%       11.72%                  11.48%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on August 30, 2002.

(2) Commenced operations on December 31, 1985.

OVERSEAS FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,002         -19.98%        -19.98%      -19.98%                 -12.27%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $ 8,837         -11.63%         -2.71%       -2.85%                  -2.20%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on June 30, 1998.

INSTITUTIONAL CLASS(1)





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,002         -19.98%        -19.98%      -19.98%                 -12.27%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)            $10,000         $ 8,837         -11.63%         -2.71%       -2.85%                  -2.20%
-------------------------------------------------------------------------------------------------------------------------------


(1) First offered on December 31, 2002.

(2) Commenced operations on June 30, 1998.

SMALL COMPANY VALUE FUND

INVESTOR CLASS


-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $ 9,120          -8.80%         N/A           N/A                     N/A
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on March 28, 2002.

STRATEGIC VALUE FUND

INVESTOR CLASS


-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $ 8,014         -19.86%         N/A           N/A                     N/A
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on March 28, 2002.

TECHNOLOGY 100 FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 6,424         -35.76%        -35.76%      -35.76%                 -21.96%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $ 3,090         -69.10%        -32.39%      -32.39%                 -23.53%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1999

U.S. EMERGING GROWTH FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 6,605         -33.95%        -33.95%      -33.95%                 -20.84%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $10,424           4.24%          1.04%        0.65%                   0.74%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 31, 1998.

VALUE FUND

INVESTOR CLASS





-------------------------------------------------------------------------------------------------------------------------------
AS OF DECEMBER 31, 2002                                                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             After Taxes on
                          Initial $     Ending $ Value    Cumulative      Before    After Taxes on          Distributions and
Time Period               Investment  December 31, 2002  Total Return     Taxes      Distributions         Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------------------------
One Year                   $10,000         $ 8,494         -15.06%        -15.06%      -15.19%                  -9.09%
-------------------------------------------------------------------------------------------------------------------------------
Five Years                 $10,000         $10,779           7.79%          1.51%       -0.80%                   0.93%
-------------------------------------------------------------------------------------------------------------------------------
Life of Fund(1)            $10,000         $15,856          58.56%          6.80%        4.69%                   5.20%
-------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on December 29, 1995.

COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.


CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.


MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.



MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3-, 5-, and 10-year periods. Ratings are not absolute and do not represent future results.



OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Administrator, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Administrator, or the Distributor.



INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.



HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.



HISTORICAL FOREIGN CURRENCY INFORMATION. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Large Company Growth Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock or bond market performance for any of the countries in which the fund may invest, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios, selected returns on stocks or bonds, and the total value of stock or bond markets. Sources of such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the portfolio management's views or interpretations of such statistical data or historical performance.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.


                FUND NAME                                                INVESTMENT OBJECTIVE
                ---------                                                --------------------
CASH MANAGEMENT
Strong Florida Municipal Money Market Fund       Federal tax-exempt current income, a stable share price, and daily liquidity.
Strong Heritage Money Fund                       Current income, a stable share price, and daily liquidity.
Strong Money Market Fund                         Current income, a stable share price, and daily liquidity.
Strong Municipal Money Market Fund               Federal tax-exempt current income, a stable share-price, and daily liquidity.
Strong Tax-Free Money Fund                       Federal tax-exempt current income, a stable share-price, and daily liquidity.
Strong Ultra Short-Term Income Fund              Current income with a very low degree of share-price fluctuation.
Strong Ultra Short-Term Municipal Income         Federal tax-exempt current income with a very low degree of
Fund                                             share-price fluctuation.

GROWTH AND INCOME
Strong Balanced Fund                             High total return consistent with reasonable risk over the long term.
Strong Blue Chip Fund                            Total return by investing for both income and capital growth.
Strong Dividend Income Fund                      Total return by investing for both income and capital growth.
Strong Energy Fund                               Total return by investing for both capital growth and income.
Strong Growth and Income Fund                    High total return by investing for capital growth and income.
Strong Large Company Growth Fund                 Total return by investing for both income and capital growth.
Strong Multi Cap Value Fund                      Long-term capital growth. Current income is a secondary
                                                 objective.

EQUITY
Strong All Cap Value Fund                        Capital growth.
Strong Discovery Fund                            Capital growth.
Strong Dow 30 Value Fund                         Capital growth.
Strong Endeavor Fund                             Capital growth.
Strong Enterprise Fund                           Capital growth.
Strong Growth Fund                               Capital growth.
Strong Growth 20 Fund                            Capital growth.
Strong Index 500 Fund                            To replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies.
Strong Large Cap Core Fund                       Capital growth.
Strong Large Cap Growth Fund                     Capital growth.
Strong Mid Cap Disciplined Fund                  Capital growth.
Strong Opportunity Fund                          Capital growth.
Strong Small Company Value Fund                  Capital growth.
Strong Strategic Value Fund                      Capital growth.
Strong Technology 100 Fund                       Capital growth.
Strong U.S. Emerging Growth Fund                 Capital growth.
Strong Value Fund                                Capital growth.

INCOME

Strong Corporate Bond Fund                       Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Strong Corporate Income Fund                     Total return by investing for a high level of current income.
Strong Government Securities Fund                Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Strong High-Yield Bond Fund                      Total return by investing for a high level of current income and capital growth.
Strong Short-Term Bond Fund                      Total return by investing for a high level of current income with a low degree of share-price fluctuation.
Strong Short-Term High Yield Bond Fund           Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Strong Short-Term Income Fund                    Total return by investing for a high level of current income.

INTERNATIONAL EQUITY
Strong Asia Pacific Fund                         Capital growth.
Strong Overseas Fund                             Capital growth.

LIFE STAGE SERIES
Strong Aggressive Portfolio                      Capital growth.
Strong Conservative Portfolio                    Total return by investing primarily for income and secondarily for capital growth.
Strong Moderate Portfolio                        Total return by investing primarily for capital growth and secondarily for income.

MUNICIPAL INCOME
Strong High-Yield Municipal Bond Fund            Total return by investing for a high level of federally
                                                 tax-exempt current income.
Strong Intermediate Municipal Bond Fund          Total return by investing for a high level of federally
                                                 tax-exempt current income.
Strong Minnesota Tax-Free Fund                   Total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes.
Strong Municipal Bond Fund                       Total return by investing for a high level of federally
                                                 tax-exempt current income with a moderate degree of share-price fluctuation.
Strong Short-Term High Yield Municipal Fund      Total return by investing for a high level of federally
                                                 tax-exempt current income with a moderate degree of share-price fluctuation.
Strong Short-Term Municipal Bond Fund            Total return by investing for a high level of federally
                                                 tax-exempt current income with a low degree of share-price fluctuation.
Strong Wisconsin Tax-Free Fund                   Total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes.



The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.



The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.


TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


     UNDER 1 YEAR                1 OR MORE YEARS              4 OR MORE YEARS               5 OR MORE YEARS
Florida Municipal Money      Ultra Short-Term             Conservative Portfolio       Aggressive Portfolio
Market Fund                  Income Fund                  Corporate Bond Fund          All Cap Value Fund
Heritage Money Fund          Ultra Short-Term Municipal   Corporate Income Fund        Asia Pacific Fund
Money Market Fund            Income Fund                  Government Securities Fund   Balanced Fund
Municipal Money                                           High-Yield Bond Fund         Blue Chip Fund
Market Fund                  2 OR MORE YEARS              High-Yield Municipal         Discovery Fund
Tax-Free Money Fund          Short-Term Bond Fund         Bond Fund                    Dividend Income Fund
                             Short-Term High Yield        Intermediate Municipal       Dow 30 Value Fund
                             Bond Fund                    Bond Fund                    Endeavor Fund
                             Short-Term High Yield        Minnesota Tax-Free Fund      Energy Fund
                             Municipal Fund               Municipal Bond Fund          Enterprise Fund
                             Short-Term Income Fund       Wisconsin Tax-Free Fund      Growth Fund
                             Short-Term Municipal                                      Growth 20 Fund
                             Bond Fund                                                 Growth and Income Fund
                                                                                       Index 500 Fund
                                                                                       Large Cap Core Fund
                                                                                       Large Cap Growth Fund
                                                                                       Large Company Growth Fund
                                                                                       Mid Cap Disciplined Fund
                                                                                       Moderate Portfolio
                                                                                       Multi Cap Value Fund
                                                                                       Opportunity Fund
                                                                                       Overseas Fund
                                                                                       Small Company Value Fund
                                                                                       Strategic Value Fund
                                                                                       Technology 100 Fund
                                                                                       U.S. Emerging Growth Fund
                                                                                       Value Fund


PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.


MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a Fund's performance has varied from its average performance during a particular time period.


Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  (Sigma)(X(i) - X(m))(2)
                                                   ----------------------
                                                             n-1


Where:   (Sigma) = "the sum of"
            X(i) = each individual return during the time period
            X(m) = the average return over the time period
               n = the number of individual returns during the time period



Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a Fund compared to the expected return of a Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the Fund manager has lost.


Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                               GENERAL INFORMATION

BUSINESS PHILOSOPHY


The Advisor is an independent, Midwest-based investment advisor owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.



The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT


Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.



EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING


These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.


1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once each year, or when your circumstances change.


2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.


4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.


5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account
         - not your long-term investment assets.


8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions, request information, make up your own mind, and choose a fund company that helps you make informed investment decisions.


STRONG RETIREMENT PLAN SERVICES


Strong Retirement Plan Services Inc., an affiliate of the Advisor, offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.



TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.


EDUCATION. Participant education and communication are key to the success of any retirement program, and, therefore, are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.



SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.



The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.


STRONG FINANCIAL INTERMEDIARY GROUP


The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.


                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS


The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:


1.       Schedules of Investments in Securities.

2.       Statements of Assets and Liabilities.

3.       Statements of Operations.

4.       Statements of Changes in Net Assets.

5.       Notes to Financial Statements.

6.       Financial Highlights.

7.       Report of Independent Accountants.

                    APPENDIX A - DEFINITION OF CREDIT RATINGS


                     STANDARD & POOR'S ISSUE CREDIT RATINGS



A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS


Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


2.       Nature of and provisions of the obligation; and



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


AAA


An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA


An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A


An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB


An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C



Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB


An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B


An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC


An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC


An obligation rated 'CC' is currently highly vulnerable to nonpayment.


C


The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D


An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)


The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



c



The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



p



The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



*



Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r





The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


N.R.





Not rated.



                            MOODY'S LONG-TERM RATINGS


Aaa


Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                 FITCH RATINGS ("FITCH") NATIONAL CREDIT RATINGS



For those countries with sub and low investment grade foreign and local currency sovereign ratings, and where there is demand for such ratings, Fitch will provide national ratings. The national rating scale is essentially a relative measure of creditworthiness, applicable only within the country concerned. Under this scale, an "AAA" long-term national rating will be assigned to the best risk within that country, which, in most, though not all, cases, will be the sovereign state. National ratings are identified by the addition of a special suffix for the country concerned, such as "AAA(arg)" for national ratings in Argentina.



Since both national and local currency ratings measure the credit risk associated with local currency issues, rating relativities will be consistent between the two scales. However, since national scales are designed to use the full range of rating notches available, a notch on the local currency scale will often be consistent with a range of notches on the national rating scale. And unlike local currency ratings, national ratings have little or no default history to draw on.



Users of national ratings should be aware that issuers and issues rated "AAA" may still represent significant investment risk, especially in countries with low sovereign ratings. They should also be aware that national ratings in countries with low local currency sovereign ratings may experience high volatility.



            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS


AAA (xxx)


'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.


AA (xxx)


'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.


A (xxx)


'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.


BBB (xxx)


'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.


BB (xxx)


'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)


'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favourable business and economic environment.


CCC (xxx), CC (xxx), C (xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.

DDD (xxx), DD (xxx), D (xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.


"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-term national rating category or to categories below 'CCC (xxx)'.



                               SHORT-TERM RATINGS



                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS


A-1


A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2


A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3


A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


B


A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


C


A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D


A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS


A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS


Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.


Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


PRIME-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME

Issuers rated Not Prime do not fall within any of the Prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.



           FITCH RATINGS ("FITCH") NATIONAL SHORT-TERM CREDIT RATINGS


F1 (xxx)


Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.


F2 (xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.


"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1
(xxx)'.



In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's national short-term rating definitions for F1+ (xxx), F1
(xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS


For the fiscal year ended December 31, 2002, the Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations.


STRONG BALANCED FUND


                           Rated Advisor's Assessment
Rating              Securities(1)    of Unrated Securities
--------------------------------------------------------------
AAA                    22.2%
AA                      2.4%
A                       6.1%
BBB                     4.0%
BB                      2.4%
B                       3.1%
CCC                     0.3%                     0.4%
CC                      0.0%
C                       0.0%
D                       0.0%
Subtotal               40.5%  +                  0.4%  =  40.9%
                                   Equity Securities  +   59.1%
Total                                                      100%





(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).

                           APPENDIX C - SHARE CLASSES


The Growth Fund offers Class C shares and Class K shares. The Dividend Income Fund, Enterprise Fund, Growth Fund, Growth and Income Fund, and Opportunity Fund offer Class K shares.


FRONT-END SALES LOAD

The maximum front-end sales load is 5.75% for Class A shares. There is no front-end load for Class B, Class C, or Class K shares.

The offering price for Class A shares is the next NAV calculated after a purchase order is accepted, plus any applicable initial sales charges. No sales charge is imposed on reinvested dividends and distributions. Class A shares are also subject to Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. The amount of the initial sales charge you pay when you buy Class A shares differs depending on the amount you invest:

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Dealer
                                                                                                   Reallowance as a
            Amount of                             As a Percentage        As a Percentage        Percentage of Offering
         Your Investment                         of Offering Price        of Investment                 Price
----------------------------------------------------------------------------------------------------------------------
Less than $50,000                                     5.75%                   6.10%                   5.00%
----------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                        4.50%                   4.71%                   3.75%
----------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                       3.50%                   3.63%                   2.80%
----------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                       2.50%                   2.56%                   2.00%
----------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                     2.00%                   2.04%                   1.60%
----------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                    None                    None                    1.00%
----------------------------------------------------------------------------------------------------------------------


DEALER REALLOWANCES. As shown above, Distributor pays (or "reallows") a portion of the initial sales charge. The dealer reallowance is expressed as a percentage of the Class A share's offering price.


WAIVERS OR REDUCTIONS OF FRONT-END SALES LOADS


The initial sales charge may be reduced or waived in the following circumstances.



1. REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds at net asset value (without a sales charge). Such a reinvestment must be made within 365 days of the redemption and is limited to the amount of the redemption proceeds. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B Shares will be reinvested in Class A Shares. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information. If you paid a CDSC when you redeemed your Class A, or Class C shares from the Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.



2. LETTER OF INTENT (LOI). If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of a Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent and delivering the Letter of Intent to the Administrator within 90 days of the commencement of purchases. Subject to acceptance by the Administrator and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his dealer must inform the Administrator that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if the shareholder's purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Out of the shareholder's initial purchase (or subsequent purchases if necessary), shares equal to 5% of the intended investment amount will be held in escrow until the intended amount is invested. These escrowed shares may be redeemed by the Fund if the investor is required to pay additional sales charges. When the minimum investment so specified is completed, the escrowed shares will be released. If the intended investment is not completed, the Administrator or Distributor will redeem an appropriate number of the escrowed shares in order to realize the difference between the lower sales charge and the higher sales charge the shareholder would have paid had the shareholder not purchased shares through this program. Shares remaining after any such redemption will be released by the Administrator or Distributor. By completing and signing the Account Application or Letter of Intent, the shareholder irrevocably appoints the Administrator and/or the Distributor as the shareholder's attorney to surrender for redemption any or all escrowed shares with full power of substitution.



3. RIGHT OF ACCUMULATION. A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when the shareholder's new investment, together with the current offering price value of Class A shares of that Fund reaches a discount level. A shareholder (or his investment adviser) must provide the Administrator or Distributor with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


4. GROUP PURCHASES. A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Class A shares upon the request of the Administrator or Distributor.


The initial sales charge for Class A shares may be reduced or waived in the following circumstances.


1. WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days, in these circumstances:


a. Dividend and capital gain distributions from the Fund. The distributions generally must be reinvested in the same share class. This waiver category also applies to Class B, C, and K shares.


b. Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers the Fund as an investment option. You should contact your tax advisor for information on any tax consequences that may apply.

c. Distributions from an existing retirement plan invested in the Fund.

2. BANK TRUST DEPARTMENTS AND LAW FIRMS. Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with Distributor or the Administrator or one of their affiliates and the shares are being acquired for the benefit of their trust account clients.

3. ANY STATE OR LOCAL GOVERNMENT OR ANY INSTRUMENTALITY, DEPARTMENT, AUTHORITY OR AGENCY THEREOF that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.


4. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS. Shares acquired by investments through certain dealers (including registered investment advisors and financial planners) that have established certain operational arrangements with the Administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.



5. CERTAIN RETIREMENT PLANS. Employer-sponsored retirement plans, and their participants, for which the Administrator, the Fund's Distributor, or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with the Administrator, the Fund's

Distributor, or one of their affiliates, to perform services. A CDSC may apply if the retirement plan is transferred out of the Fund or terminated within 12 months of the retirement plan account's initial purchase in the Fund.


6. QUALIFIED REGISTERED INVESTMENT ADVISORS who buy through a broker-dealer or service agent who has entered into an agreement with Distributor.

7. REGISTERED SECURITIES DEALERS and their affiliates, for their investment accounts only.

8. CURRENT EMPLOYEES OF SECURITIES DEALERS and their affiliates and their family members, as allowed by the internal policies of their employer.


9. OFFICERS, DIRECTORS AND EMPLOYEES OF THE FUND, THE ADVISOR, THE ADMINISTRATOR, THE FUND'S DISTRIBUTOR, and these entities' affiliates, and each of their family members living in the same household.


10. INVESTMENT COMPANIES EXCHANGING SHARES or selling assets pursuant to a merger, acquisition or exchange offer.

11. ACCOUNTS MANAGED BY THE ADVISOR or an affiliate, including accounts in fee-based advisory programs such as the Strong Advisor and Strong Private Client programs.

12. CERTAIN UNIT INVESTMENT TRUSTS and their holders reinvesting distributions from the trusts.

13.      GROUP ANNUITY SEPARATE ACCOUNTS offered to retirement plans.

14. INSURANCE COMPANY SEPARATE ACCOUNTS. Shares acquired by insurance company separate accounts.


15. INTERNAL REVENUE CODE SECTION 529 PLAN ACCOUNTS which invest in Strong Funds, or for which the Advisor provides investment management services.


16. TRANSFERS OF $5 MILLION OR MORE, within a period of 90 days, from a single registered investment professional.


17.      ANY ACCOUNTS UNDER THE STRONG PROGRAM FOR CHARITABLE GIVING(SM).


DEALER COMPENSATION


Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the funds' prospectus.


The Distributor may pay up to 1% as a commission, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more.

The Distributor or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between the Distributor, or one of its affiliates, and the securities dealer.


In addition to the payments above, the Distributor and/or its affiliates may provide financial support to securities dealers that sell shares of the Fund. This support is based primarily on the amount of sales of Fund shares and/or total assets with the Fund. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts relating to the Fund; a securities dealer's support of, and participation in, the Distributor's marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Fund. Financial support to securities dealers may be made by payments from the Distributor's resources, from the Distributor's retention of underwriting concessions, and from payments to the Distributor under

Rule 12b-1 plans. In addition, certain securities dealers may receive brokerage commissions generated by Fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.


The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.


CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase.



Certain retirement plan accounts that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Fund or terminated within 1 year of the account's initial purchase in the Fund.


Class B shares are only available for purchases up to $500,000. For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the net asset value at the time of purchase.

IF YOU SELL YOUR CLASS B SHARES WITHIN           THIS % (based on purchase price NAV) IS
  THIS MANY YEARS AFTER BUYING THEM               DEDUCTED FROM YOUR PROCEEDS AS A CDSC
----------------------------------------------------------------------------------------
             1 Year                                                 5
             2 Years                                                4
             3 Years                                                4
             4 Years                                                3
             5 Years                                                2
             6 Years                                                1
             7 Years                                                0


If you invest in Class C shares, a CDSC may apply on any shares you sell within 1 year of purchase. The CDSC is 1% of the net asset value at the time of purchase.



Any purchase of $1 million or more will be placed in Class A shares, if Class A shares are offered for that Fund.


CDSC WAIVERS

The CDSC for any share class generally will be waived for:


1. Account and transaction fees .


2. Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if the securities dealer of record received a payment from the Distributor of 0.25% or less, or the Distributor did not make any payment in connection with the purchase, or the securities dealer of record has entered into a supplemental agreement with the Distributor.

3. Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.

4. Redemptions by the Fund when an account falls below the minimum required account size.

5. Redemptions following the death of the shareholder or beneficial owner.

6. Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan. Systematic withdrawals of 12% annually require that the minimum distribution for such plan is no less than $250 per month.


7. Redemptions by an employee benefit plan or trust account whose third party administrator or dealer has entered into an agreement with the Distributor or the Administrator or one of their affiliates to perform certain document or administrative services, subject to operational and minimum size requirements specified from time to time by the Distributor or the Administrator or one of their affiliates (not applicable to Class B).


8. Distributions from individual retirement accounts (IRAs) due to death or disability (as defined in the IRC) (for Class B, this applies to all retirement plan accounts, not only IRAs) or for mandatory distributions once the shareholder reaches age 70 1/2. Mandatory Redemptions at age 70 1/2 must represent a minimum required pro rata distribution. For Class B shares that are part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B shares investment bears to the total investment.


9. Returns of excess contributions (and earnings, if applicable) from retirement plan accounts.

10. Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B).

ADDITIONAL DEALER COMMISSIONS/CONCESSIONS


Dealers may receive different compensation with respect to sales of Class A, Class B, or Class C shares. In addition, from time to time, the Distributor may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, the Distributor, at its expense, may provide additional commissions, compensation, or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.



CLASS K SHARES - DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS



Dividends and capital gains distributions for accounts in a retirement plan will be automatically reinvested in additional Class K shares of the Fund. Dividends and capital gains distributions for non-retirement plan accounts may be paid in cash.


CLASS K SHARES - ELIGIBILITY CRITERIA


Class K shares are available for purchase by the following categories of investors:


- Employer-sponsored retirement plans, and indirectly, their participants, for which the Advisor, the Fund's Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;

- Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to the Strong Advisor and the Strong Private Client programs;

-        Any Strong fund of funds structure such as Strong Life Stage Series,
         Inc;


- Internal Revenue Code Section 529 plan accounts which invest in Strong Funds, or for which the Advisor provides investment management services; and



-        The Advisor or any of its affiliates.

                     STRONG INTERNATIONAL EQUITY FUNDS, INC.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

         (a)      Articles of Incorporation dated July 31, 1996(2)
         (a.1)    Amendment to Articles of Incorporation dated May 21, 1998(3)
         (a.2)    Amendment to Articles of Incorporation dated April 9, 2001(4)
         (a.3)    Amendment to Articles of Incorporation effective September 14, 2001(7)
         (a.4)    Amendment to Articles of Incorporation effective December 27, 2001(8)
         (a.5)    Amendment to Articles of Incorporation effective March 31, 2003
         (b)      Bylaws dated October 20, 1995(1)
         (b.1)    Amendment to Bylaws dated May 1, 1998(3)
         (b.2)    Amendment to Bylaws dated April 5, 2001(4)
         (b.3)    Amendment to Bylaws dated March 1, 2002(9)
         (c)      Specimen Stock Certificate(1)
         (d)      Amended and Restated Investment Advisory Agreement(6)
         (e)      Distribution Agreement(4)
         (e.1)    Class B, Class C, and Class L Shares Distribution Agreement(7)
         (e.2)    Mutual Fund Distribution and Shareholder Services Agreement(7)
         (e.3)    Services Agreement(7)
         (f)      Inapplicable
         (g)      Custodian and Remote Access Agreement(5)
         (h)      Amended and Restated Transfer and Dividend Disbursing Agent Agreement(10)
         (h.1)    Investor Class Shares Administration Agreement(8)
         (h.2)    Class A, B, C, and L Shares Administration Agreement(8)
         (h.3)    Institutional Class Shares Administration Agreement(12)
         (i)      Opinion and Consent of Counsel (Overseas Fund Investor Class)(3)
         (i.1)    Opinion and Consent of Counsel (Advisor International Core Fund Class A, B, and C)(7)
         (i.2)    Opinion and Consent of Counsel (Overseas Fund Institutional Class)(12)
         (j)      Consent of Independent Accountants
         (k)      Inapplicable
         (l)      Inapplicable
         (m)      Amended and Restated Rule 12b-1 Distribution Plan(7)
         (n)      Amended and Restated Rule 18f-3 Multiple Class Plan(9)
         (p)      Code of Ethics for Access Persons dated November 8, 2002(11)
         (p.1)    Code of Ethics for Non-Access Persons dated November 8, 2002(11)
         (q)      Power of Attorney dated as of December 27, 2001(8)
         (q.1)    Power of Attorney dated as of May 3, 2002(10)

(1) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Registrant filed on or about February 28, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant filed on or about February 27, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Registrant filed on or about June 26, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Registrant filed on or about April 12, 2001.

(5) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Registrant filed on or about June 13, 2001.

(6) Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Registrant filed on or about September 25, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

(9) Incorporated herein by references to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Registrant filed on or about April 29, 2002.

(10) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about May 6, 2002.

(11) Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Registrant filed on or about November 15, 2002.

(12) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Registrant filed on or about December 31, 2002.

Item 24. Persons Controlled by or under Common Control with Registrant

         Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

         Officers and directors of the Fund and Strong Financial Corporation and its subsidiaries, including the Fund's advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. The Funds and each director of the Funds who is not an "interested person" of the Funds or their advisor as defined in the Investment Company Act of 1940, as amended, ("Independent Director") have also entered into an indemnification agreement, which generally provides that each Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a director of the Fund. In addition, pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"),
Article VII of Registrant's Bylaws provides as follows:

             ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS

                  SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
         180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                  SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                  SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                  SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26. Business and Other Connections of Investment Advisor

         The information contained under "Who are the Funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27. Principal Underwriters

         (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Balanced Stock Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Equity Funds II, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong Income Trust; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

         (b)

Name and Principal               Positions and Offices             Positions and Offices
Business Address                 with Underwriter                  with Fund
------------------               ---------------------             ---------------------

David A. Braaten                 Director and President            none
100 Heritage Reserve
Menomonee Falls, WI  53051

Anthony J. D'Amato               Executive Vice President          none
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                 Vice President, Chief             Vice President and Secretary
100 Heritage Reserve             Compliance Officer, Secretary,
Menomonee Falls, WI  53051       and General Counsel

Jahn Hanshaft                    Vice President                    none
100 Heritage Reserve
Menomonee Falls, WI  53051

Randy Henze                      Vice President                    none
100 Heritage Reserve
Menomonee Falls, WI  53051

Dana J. Russart                  Vice President                    none
100 Heritage Reserve
Menomonee Falls, WI  53051

Mark S. Georg                    Senior Compliance Officer         none
100 Heritage Reserve
Menomonee Falls, WI  53051

Adym W. Rygmyr                   Assistant Secretary               none
100 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller                Treasurer and Chief               Vice President
100 Heritage Reserve             Financial Officer
Menomonee Falls, WI  53051

Kevin J. Scott                   Assistant Treasurer               none
100 Heritage Reserve
Menomonee Falls, WI  53051

         (c) None

Item 28. Location of Accounts and Records

         All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President and Secretary, Richard W. Smirl, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29. Management Services

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings

         None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 30th day of April, 2003.


                             STRONG INTERNATIONAL EQUITY FUNDS, INC.
                             (Registrant)


                             By: /s/ Richard W. Smirl
                                 ----------------------------------------------
                                 Richard W. Smirl, Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

          Name                            Title                   Dated As Of
          ----                            -----                   -----------

                            Chairman of the Board (Principal
/s/ Richard S. Strong       Executive Officer) and a Director   April 30, 2003
-------------------------
Richard S. Strong

                            Treasurer (Principal Financial and
/s/ John  W. Widmer         Accounting Officer)                 April 30, 2003
-------------------------
John W. Widmer


                            Director                            April 30, 2003
-------------------------
Willie D. Davis*


                            Director                            April 30, 2003
-------------------------
William F. Vogt*


                            Director                            April 30, 2003
-------------------------
Stanley Kritzik*


                            Director                            April 30, 2003
-------------------------
Neal Malicky*


                            Director                            April 30, 2003
-------------------------
Gordon Greer*

* Richard W. Smirl signs this document pursuant to the power of attorney filed with this Post-Effective Amendment Nos. 24 and 26 to the Registration Statement on Form N-1A.


                                                  By: /s/ Richard W. Smirl
                                                      --------------------------
                                                      Richard W. Smirl

                                  EXHIBIT INDEX

                                                                                   EDGAR
Exhibit No.                            Exhibit                                   Exhibit No.
-----------                            -------                                   -----------

  (a.5)       Amendment to Articles of Incorporation effective March 31, 2003     EX-99.a5
  (j)         Consent of Independent Accountants                                  EX-99.j